UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

February 28, 2015

COLUMBIA CONVERTIBLE SECURITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA CONVERTIBLE SECURITIES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Annual Report 2015

COLUMBIA CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Convertible Securities Fund (the Fund) Class A shares returned 6.44% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) All Convertibles All Qualities Index, which returned 6.71% during the same time period.

■  Healthcare and technology holdings were the strongest contributors to returns. A modest overweight in energy detracted from results relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	09/25/87
Excluding sales charges		6.44	12.24	6.81
Including sales charges		0.34	10.92	6.18
Class B	07/15/98
Excluding sales charges		5.65	11.40	6.01
Including sales charges		0.65	11.14	6.01
Class C	10/21/96
Excluding sales charges		5.62	11.41	6.01
Including sales charges		4.62	11.41	6.01
Class I*	09/27/10	6.88	12.64	7.00
Class R*	11/16/11	6.13	11.90	6.43
Class R4*	11/08/12	6.71	12.38	6.88
Class R5*	11/08/12	6.80	12.44	6.91
Class W*	11/16/11	6.33	12.16	6.68
Class Y*	10/01/14	6.64	12.29	6.83
Class Z	05/21/99	6.70	12.53	7.09
BofAML All Convertibles All Qualities Index		6.71	12.23	7.73

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The BofAML All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA CONVERTIBLE SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended February 28, 2015, the Fund's Class A shares returned 6.44% excluding sales charges. The Fund underperformed its benchmark, the BofAML All Convertibles All Qualities Index, which returned 6.71% during the same time period. Healthcare and technology holdings were the strongest contributors to returns. A modest overweight in energy, particularly exploration and production (E&P) names, detracted from results relative to the benchmark.

U.S. Economy Set Positive Tone for Financial Markets

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in most sectors. The labor market added 267,000 new jobs monthly, on average, during the 12-month period ended February 28, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped as harsh weather weighed on short-term expectations. The housing market's recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period wore on. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. However, the timing of that move remained unclear, especially as some weaker data appeared in January and February. Against this backdrop, interest rates dropped sharply. The yield on the 10-year U.S. Treasury bond, which started the period at 2.6%, dropped to 2.0%, having traded even lower in the final months of the period. U.S. stocks outperformed bonds and returns from convertible securities fell in between.

Standout Returns from Healthcare and Technology

The healthcare sector was the largest contributor to the Fund's returns, most notably certain long-held positions in the biotechnology and pharmaceutical industries, including Gilead Sciences and Cubist Pharmaceutical. Biotechnology leader Gilead Sciences continued to generate strong results as its convertibles traded well above par for the year. Gilead Sciences has been a solid performer for the Fund for three consecutive years, and we reduced the Fund's position somewhat, taking profits along the way. Nevertheless, at the close of the reporting period, it remained a large holding for the Fund. Cubist Pharmaceutical generated solid gains on news that it would be taken over by Merck. We took profits and sold Cubist Pharmaceutical. In the technology sector, semiconductor giant Micron Technology was the single largest contributor to Fund returns for the period. Semiconductor equipment maker Novellus Systems rose

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at February 28, 2015)
Actavis PLC, 5.500%	2.6
Micron Technology, Inc., 2.125% 02/15/33	2.5
Intel Corp., 3.250% 08/01/39	2.0
Fiat Chrysler Automobiles NV, 7.875%	1.8
Bank of America Corp., 7.250%	1.7
Incyte Corp., 1.250% 11/15/20	1.7
Microchip Technology, Inc., 1.625% 02/15/25	1.5
Priceline Group, Inc. (The), 1.000% 03/15/18	1.5
Jarden Corp., 1.875% 09/15/18	1.5
Novellus Systems, Inc., 2.625% 05/15/41	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA CONVERTIBLE SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	1.0
Health Care	0.5
Industrials	0.5
Materials	0.0	(a)
Convertible Bonds	68.6
Convertible Preferred Stocks	25.3
Consumer Discretionary	1.7
Consumer Staples	2.7
Energy	2.9
Financials	7.8
Health Care	3.9
Industrials	1.2
Materials	0.6
Telecommunication Services	0.7
Utilities	3.8
Money Market Funds	5.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund's return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater risk of loss or decline of value to the fund. See the Fund's prospectus for more information on these and other risks.

on strong demand for silicon wafer fabricating equipment from global semiconductor companies. Gains from these and other technology positions more than offset the biggest single disappointment of the year, a significant loss from GT Technologies. The company took a hit in September after it learned that the Apple iPhone 6 would not feature GT's sapphire display and filed for bankruptcy late in 2014.

Energy Detracted from Results

The Fund lost ground against its benchmark because of a modest overweight in energy, which was hit hard by declining prices in the second half of 2014. Energy XXI, Cobalt Energy and Endeavor International, all global E&P names, were major disappointments. Endeavour International suffered a sharp decline after a weak showing early in 2014 and was sold from the Fund. Alpha Natural, one of the largest coal companies, was another energy disappointment. As energy issues came down with commodity prices, we saw opportunity and added to some higher quality names on the heels of the downturn.

Looking Ahead

At this time, our outlook on the convertibles market remains constructive over the long term. We believe the market is well diversified, valuations are reasonably attractive and new issuance got off to a solid start in 2015. However, we are mindful that the level of equity sensitivity for convertibles continues to be higher than its historical norm — and convertibles have enjoyed solid returns for five consecutive years, which interjects a note of caution to our current view.

Annual Report 2015
6

COLUMBIA CONVERTIBLE SECURITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.70		1,019.45	5.51		5.54	1.10
Class B	1,000.00	1,000.00	1,005.00		1,015.71	9.25		9.30	1.85
Class C	1,000.00	1,000.00	1,004.90		1,015.71	9.25		9.30	1.85
Class I	1,000.00	1,000.00	1,010.90		1,021.49	3.46		3.48	0.69
Class R	1,000.00	1,000.00	1,007.40		1,018.20	6.76		6.79	1.35
Class R4	1,000.00	1,000.00	1,009.90		1,020.69	4.26		4.28	0.85
Class R5	1,000.00	1,000.00	1,010.60		1,021.24	3.71		3.73	0.74
Class W	1,000.00	1,000.00	1,009.00		1,019.45	5.51		5.54	1.10
Class Y	1,000.00	1,000.00	1,054.80	*	1,021.49	2.87	*	3.48	0.69 *
Class Z	1,000.00	1,000.00	1,010.50		1,020.69	4.26		4.28	0.85

*Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 1.1%

Issuer	Shares	Value ($)
HEALTH CARE 0.5%
Pharmaceuticals 0.5%
Teva Pharmaceutical Industries Ltd., ADR	119,000	6,785,380
Total Health Care		6,785,380
INDUSTRIALS 0.5%
Transportation Infrastructure 0.5%
Macquarie Infrastructure Co. LLC	91,300	7,177,093
Total Industrials		7,177,093
MATERIALS 0.1%
Metals & Mining 0.1%
Jaguar Mining, Inc.(a)	1,247,898	511,597
Total Materials		511,597
Total Common Stocks (Cost: $13,912,074)		14,474,070

Convertible Preferred Stocks 25.9%

CONSUMER DISCRETIONARY 1.7%
Automobiles 1.7%
Fiat Chrysler Automobiles NV 7.875%	182,000	24,115,000
Total Consumer Discretionary		24,115,000
CONSUMER STAPLES 2.7%
Food Products 2.7%
Bunge Ltd., 4.875%	130,000	13,662,870
Post Holdings, Inc., 3.750%(b)	92,500	10,286,463
Tyson Foods, Inc., 4.750%	275,000	13,983,750
Total		37,933,083
Total Consumer Staples		37,933,083
ENERGY 3.0%
Oil, Gas & Consumable Fuels 3.0%
Chesapeake Energy Corp., 5.000%	68,900	6,407,700
Chesapeake Energy Corp., 5.750%(b)	18,000	18,101,250
Penn Virginia Corp., 6.000%(b)	71,900	4,718,574
Southwestern Energy Co., 6.250%	230,000	12,383,200
Total		41,610,724
Total Energy		41,610,724

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 8.0%
Banks 1.7%
Bank of America Corp., 7.250%	20,000	23,400,000
Capital Markets 0.5%
AMG Capital Trust II, 5.150%	125,000	7,726,562
Real Estate Investment Trusts (REITs) 5.8%
Alexandria Real Estate Equities, Inc., 7.000%	450,000	13,035,960
American Tower Corp., 5.250%	103,825	10,958,729
American Tower Corp., 5.500%	103,300	10,436,399
Crown Castle International Corp. 4.500%	128,000	13,632,000
Health Care REIT, Inc., 6.500%	190,000	12,984,600
Weyerhaeuser Co., 6.375%	225,000	13,126,500
iStar Financial, Inc., 4.500%	110,000	6,358,275
Total		80,532,463
Total Financials		111,659,025
HEALTH CARE 4.0%
Health Care Equipment & Supplies 0.4%
Alere, Inc., 3.000%	17,600	5,770,688
Health Care Providers & Services 1.1%
Kindred Healthcare, Inc., 7.500%	6,760	7,109,019
Omnicare Capital Trust II, 4.000%	81,400	7,672,764
Total		14,781,783
Pharmaceuticals 2.5%
Actavis PLC, 5.500%	34,800	35,413,524
Total Health Care		55,965,995
INDUSTRIALS 1.3%
Aerospace & Defense 0.7%
United Technologies Corp., 7.500%	158,100	10,070,970
Road & Rail 0.6%
Genesee & Wyoming, Inc., 5.000%	59,000	7,698,320
Total Industrials		17,769,290
MATERIALS 0.6%
Metals & Mining 0.6%
Alcoa, Inc., 5.375%	182,600	8,837,840
Total Materials		8,837,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunication Services 0.8%
T-Mobile USA, Inc. 5.500%	176,000	10,630,400
Total Telecommunication Services		10,630,400
UTILITIES 3.8%
Electric Utilities 1.2%
NextEra Energy, Inc., 5.799%	297,000	16,940,880
Multi-Utilities 2.6%
CenterPoint Energy, Inc., 3.943%(c)	250,000	16,125,000
Dominion Resources, Inc., 6.000%	176,600	10,196,884
Dominion Resources, Inc., 6.125%	177,300	10,214,253
Total		36,536,137
Total Utilities		53,477,017
Total Convertible Preferred Stocks (Cost: $335,442,276)		361,998,374

Convertible Bonds 69.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUTOMOTIVE 1.6%
Navistar International Corp.(b) 04/15/19	4.750%	18,330,000	16,130,400
Wabash National Corp. 05/01/18	3.375%	4,760,000	6,737,732
Total			22,868,132
BANKING 0.6%
Cowen Group, Inc.(b) 03/15/19	3.000%	7,570,000	8,577,756
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
Walter Investment Management Corp. 11/01/19	4.500%	9,400,000	7,490,625
BUILDING MATERIALS 0.5%
Cemex SAB de CV 03/15/18	3.750%	5,400,000	6,669,000
CONSUMER PRODUCTS 1.4%
Jarden Corp. 09/15/18	1.875%	11,600,000	19,930,250

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ELECTRIC 0.7%
NRG Yield, Inc.(b) 02/01/19	3.500%	8,820,000	10,341,891
FINANCE COMPANIES 1.6%
Air Lease Corp. 12/01/18	3.875%	6,660,000	9,686,138
Ares Capital Corp. 01/15/19	4.375%	12,760,000	13,230,525
Total			22,916,663
HEALTH CARE 3.8%
Brookdale Senior Living, Inc. 06/15/18	2.750%	5,950,000	8,229,594
Hologic, Inc.(c) 12/15/37	2.000%	5,000,000	7,265,625
Immunomedics, Inc.(b) 02/15/20	4.750%	5,306,000	5,411,802
Molina Healthcare, Inc. 08/15/44	1.625%	9,825,000	12,311,953
Omnicare, Inc. 12/15/35	3.250%	8,600,000	10,078,125
Teleflex, Inc. 08/01/17	3.875%	5,100,000	10,133,062
Total			53,430,161
HEALTHCARE INSURANCE 0.8%
Anthem, Inc. 10/15/42	2.750%	5,500,000	10,810,938
INDEPENDENT ENERGY 1.2%
American Energy-Permian Basin LLC PIK(b) 05/01/22	8.000%	5,000,000	4,250,000
Newpark Resources, Inc. 10/01/17	4.000%	4,673,000	5,315,538
Stone Energy Corp. 03/01/17	1.750%	7,650,000	7,042,781
Total			16,608,319
INTEGRATED ENERGY 0.2%
American Energy — Utica LLC PIK(b) 03/01/21	3.500%	4,950,000	2,376,000
MEDIA AND ENTERTAINMENT 0.3%
Global Eagle Entertainment, Inc.(b) 02/15/35	2.750%	3,440,000	3,440,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
METALS 0.9%
Alpha Natural Resources, Inc. 12/15/20	4.875%	7,320,000	1,939,800
Royal Gold, Inc. 06/15/19	2.875%	9,620,000	10,378,729
Total			12,318,529
MIDSTREAM 0.4%
Scorpio Tankers, Inc.(b)
07/01/19	2.375%	6,400,000	6,225,843
OIL FIELD SERVICES 1.8%
Cobalt International Energy, Inc. 12/01/19	2.625%	9,294,000	6,735,362
05/15/24	3.125%	14,732,000	11,371,262
Energy XXI Ltd. 12/15/18	3.000%	9,850,000	3,693,947
Vantage Drilling Co.(b) 07/15/43	5.500%	5,082,000	3,485,571
Total			25,286,142
OTHER FINANCIAL INSTITUTIONS 2.0%
AirTran Holdings, Inc. 11/01/16	5.250%	2,440,000	7,213,250
Encore Capital Group, Inc.(b) 03/15/21	2.875%	6,600,000	6,038,340
Forest City Enterprises, Inc. 08/15/20	3.625%	12,475,000	14,471,000
Total			27,722,590
OTHER INDUSTRY 1.2%
General Cable Corp.(c) 11/15/29	4.500%	14,580,000	10,142,213
WESCO International, Inc.
09/15/29	6.000%	2,900,000	7,115,875
Total			17,258,088
OTHER REIT 3.4%
Blackstone Mortgage Trust, Inc. 12/01/18	5.250%	8,080,000	8,420,814
National Health Investors, Inc. 04/01/21	3.250%	9,000,000	9,590,625
RWT Holdings, Inc.(b) 11/15/19	5.625%	7,120,000	7,170,196
Starwood Property Trust, Inc. 10/15/17	3.750%	9,730,000	10,143,525

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Waypoint Residential Trust(b) 10/15/17	4.500%	5,980,000	6,203,473
07/01/19	3.000%	6,380,000	6,069,734
Total			47,598,367
OTHER UTILITY 0.4%
EnerNOC, Inc.(b) 08/15/19	2.250%	7,300,000	5,770,891
PHARMACEUTICALS 13.0%
AMAG Pharmaceuticals, Inc. 02/15/19	2.500%	5,210,000	9,866,438
ARIAD Pharmaceuticals, Inc.(b) 06/15/19	3.625%	6,300,000	7,048,755
Acorda Therapeutics, Inc. 06/15/21	1.750%	5,641,000	5,863,114
Aegerion Pharmaceuticals, Inc.(b) 08/15/19	2.000%	11,720,000	11,026,750
BioMarin Pharmaceutical, Inc. 10/15/20	1.500%	11,400,000	15,632,250
Clovis Oncology, Inc.(b) 09/15/21	2.500%	6,000,000	8,542,380
Corsicanto Ltd. 01/15/32	3.500%	5,650,000	4,223,375
Gilead Sciences, Inc. 05/01/16	1.625%	3,100,000	14,122,980
Incyte Corp. 11/15/20	1.250%	12,800,000	22,474,240
Isis Pharmaceuticals, Inc.(b) 11/15/21	1.000%	7,860,000	9,569,550
Jazz Investments I Ltd.(b) 08/15/21	1.875%	6,000,000	7,005,900
Medicines Co. (The)(b) 01/15/22	2.500%	9,830,000	10,651,985
Mylan NV 09/15/15	3.750%	4,000,000	17,175,000
Salix Pharmaceuticals Ltd. 03/15/19	1.500%	7,300,000	17,624,937
TESARO, Inc. 10/01/21	3.000%	4,600,000	7,676,250
Theravance, Inc. 01/15/23	2.125%	6,100,000	5,639,773
United Therapeutics Corp. 09/15/16	1.000%	2,455,000	7,960,338
Total			182,104,015

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 1.5%
MGIC Investment Corp. 05/01/17	5.000%	6,880,000	7,623,900
Radian Group, Inc. 11/15/17	3.000%	8,610,000	12,619,031
Total			20,242,931
RAILROADS 0.5%
Greenbrier Companies, Inc. (The) 04/01/18	3.500%	4,360,000	6,853,375
REFINING 0.4%
Clean Energy Fuels Corp.(b) 10/01/18	5.250%	6,930,000	5,108,789
RETAILERS 3.2%
HeartWare International, Inc. 12/15/17	3.500%	6,100,000	6,854,875
Iconix Brand Group, Inc. 03/15/18	1.500%	8,347,000	10,042,484
Priceline Group, Inc. (The) 03/15/18	1.000%	14,780,000	20,784,375
Restoration Hardware Holdings, Inc.(b)(d) 06/15/19	0.000%	6,930,000	6,986,965
Total			44,668,699
TECHNOLOGY 26.8%
Bottomline Technologies de, Inc. 12/01/17	1.500%	5,920,000	6,422,963
Cepheid 02/01/21	1.250%	8,840,000	9,823,450
Ciena Corp. 12/15/20	4.000%	4,410,000	5,735,756
Ciena Corp.(b) 10/15/18	3.750%	6,100,000	7,809,586
Cornerstone OnDemand, Inc. 07/01/18	1.500%	10,500,000	10,368,750
Ctrip.com International Ltd. 10/15/18	1.250%	7,200,000	6,921,000
Electronic Arts, Inc. 07/15/16	0.750%	7,380,000	13,297,837
Electronics for Imaging, Inc.(b) 09/01/19	0.750%	9,640,000	9,761,175
Envestnet, Inc. 12/15/19	1.750%	8,450,000	9,178,812
Equinix, Inc. 06/15/16	4.750%	3,700,000	10,295,250

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intel Corp. 08/01/39	3.250%	16,700,000	27,586,312
LinkedIn Corp.(b) 11/01/19	0.500%	11,890,000	13,495,150
Mentor Graphics Corp. 04/01/31	4.000%	5,340,000	6,541,500
Microchip Technology, Inc.(b) 02/15/25	1.625%	19,656,000	20,884,500
Micron Technology, Inc. 02/15/33	2.125%	12,000,000	33,675,000
NVIDIA Corp. 12/01/18	1.000%	9,120,000	10,989,600
NXP Semiconductors NV(b) 12/01/19	1.000%	6,300,000	6,886,688
Novellus Systems, Inc. 05/15/41	2.625%	7,640,000	18,134,304
PROS Holdings, Inc.(b) 12/01/19	2.000%	6,700,000	6,680,429
Palo Alto Networks, Inc.(b)(d) 07/01/19	0.000%	7,570,000	10,622,300
Qihoo 360 Technology Co., Ltd.(b) 08/15/21	1.750%	7,210,000	5,484,106
Red Hat, Inc.(b) 10/01/19	0.250%	8,560,000	10,132,900
Salesforce.com, Inc. 04/01/18	0.250%	12,000,000	14,565,000
SanDisk Corp. 08/15/17	1.500%	3,930,000	6,354,319
10/15/20	0.500%	5,900,000	6,353,563
ServiceNow, Inc.(d) 11/01/18	0.000%	7,960,000	9,586,825
Spansion LLC 09/01/20	2.000%	2,500,000	6,507,813
SunEdison, Inc. 01/01/21	2.750%	4,600,000	7,577,074
SunEdison, Inc.(b) 04/15/22	2.375%	13,300,000	14,796,250
Synchronoss Technologies, Inc. 08/15/19	0.750%	5,680,000	6,340,300
TiVo, Inc.(b) 10/01/21	2.000%	13,395,000	12,499,209
Twitter, Inc.(b) 09/15/21	1.000%	11,000,000	10,663,125
Verint Systems, Inc. 06/01/21	1.500%	6,280,000	7,151,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
j2 Global, Inc. 06/15/29	3.250%	9,373,000	10,907,829
Total			374,030,025
TOBACCO 1.0%
Vector Group Ltd. 04/15/20	1.750%	5,120,000	5,518,490
Vector Group Ltd.(c) 01/15/19	2.500%	5,800,000	8,451,354
Total			13,969,844
Total Convertible Bonds (Cost: $877,178,607)			974,618,723

Money Market Funds 5.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(e)(f)	71,773,939	71,773,939
Total Money Market Funds (Cost: $71,773,939)		71,773,939
Total Investments (Cost: $1,298,306,896)		1,422,865,106
Other Assets & Liabilities, Net		(25,192,517)
Net Assets		1,397,672,589

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the value of these securities amounted to $320,255,536 or 22.91% of net assets.

(c)  Variable rate security.

(d)  Zero coupon bond.

(e)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	36,240,405	597,241,220	(561,707,686)	71,773,939	41,806	71,773,939

Abbreviation Legend

ADR  American Depositary Receipt

PIK    Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Health Care	6,785,380	—	—	6,785,380
Industrials	7,177,093	—	—	7,177,093
Materials	—	511,597	—	511,597
Convertible Preferred Stocks
Consumer Discretionary	24,115,000	—	—	24,115,000
Consumer Staples	13,983,750	23,949,333	—	37,933,083
Energy	—	41,610,724	—	41,610,724
Financials	74,101,828	37,557,197	—	111,659,025
Health Care	13,443,452	42,522,543	—	55,965,995
Industrials	17,769,290	—	—	17,769,290
Materials	8,837,840	—	—	8,837,840
Telecommunication Services	10,630,400	—	—	10,630,400
Utilities	37,352,017	16,125,000	—	53,477,017
Total Equity Securities	214,196,050	162,276,394	—	376,472,444
Bonds
Convertible Bonds	—	974,618,723	—	974,618,723
Total Bonds	—	974,618,723	—	974,618,723
Mutual Funds
Money Market Funds	71,773,939	—	—	71,773,939
Total Mutual Funds	71,773,939	—	—	71,773,939
Total	285,969,989	1,136,895,117	—	1,422,865,106

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,226,532,957)	$1,351,091,167
Affiliated issuers (identified cost $71,773,939)	71,773,939
Total investments (identified cost $1,298,306,896)	1,422,865,106
Cash	35
Receivable for:
Investments sold	17,163,698
Capital shares sold	2,568,638
Dividends	682,534
Interest	5,101,628
Reclaims	4,724
Expense reimbursement due from Investment Manager	6,188
Prepaid expenses	2,863
Other assets	7,817
Total assets	1,448,403,231
Liabilities
Payable for:
Investments purchased	48,370,000
Capital shares purchased	1,269,005
Investment management fees	27,498
Distribution and/or service fees	4,202
Transfer agent fees	880,774
Administration fees	2,120
Compensation of board members	119,514
Other expenses	57,529
Total liabilities	50,730,642
Net assets applicable to outstanding capital stock	$1,397,672,589
Represented by
Paid-in capital	$1,245,405,720
Excess of distributions over net investment income	(1,111,742)
Accumulated net realized gain	28,820,401
Unrealized appreciation (depreciation) on:
Investments	124,558,210
Total — representing net assets applicable to outstanding capital stock	$1,397,672,589

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$386,856,179
Shares outstanding	19,808,726
Net asset value per share	$19.53
Maximum offering price per share(a)	$20.72
Class B
Net assets	$726,438
Shares outstanding	37,936
Net asset value per share	$19.15
Class C
Net assets	$54,654,882
Shares outstanding	2,807,860
Net asset value per share	$19.46
Class I
Net assets	$97,006,263
Shares outstanding	4,953,596
Net asset value per share	$19.58
Class R
Net assets	$2,411,556
Shares outstanding	123,599
Net asset value per share	$19.51
Class R4
Net assets	$3,026,865
Shares outstanding	153,713
Net asset value per share	$19.69
Class R5
Net assets	$35,858,709
Shares outstanding	1,822,014
Net asset value per share	$19.68
Class W
Net assets	$129,714
Shares outstanding	6,658
Net asset value per share	$19.48
Class Y
Net assets	$61,143
Shares outstanding	3,087
Net asset value per share	$19.81
Class Z
Net assets	$816,940,840
Shares outstanding	41,773,976
Net asset value per share	$19.56

(a)   The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS

Year ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$10,966,356
Dividends — affiliated issuers	41,806
Interest	19,289,993
Total income	30,298,155
Expenses:
Investment management fees	8,505,776
Distribution and/or service fees
Class A	899,677
Class B	8,338
Class C	449,799
Class R	12,188
Class W	11,510
Transfer agent fees
Class A	842,877
Class B	1,952
Class C	105,500
Class R	5,709
Class R4	5,717
Class R5	9,198
Class W	10,214
Class Z	1,439,384
Administration fees	659,319
Compensation of board members	33,361
Custodian fees	12,627
Printing and postage fees	82,205
Registration fees	140,254
Professional fees	41,571
Line of credit interest expense	689
Other	22,123
Total expenses	13,299,988
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,214,261)
Expense reductions	(1,112)
Total net expenses	11,084,615
Net investment income	19,213,540
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	55,066,615
Foreign currency translations	14,296
Net realized gain	55,080,911
Net change in unrealized appreciation (depreciation) on:
Investments	10,801,014
Foreign currency translations	(4,756)
Net change in unrealized appreciation	10,796,258
Net realized and unrealized gain	65,877,169
Net increase in net assets resulting from operations	$85,090,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended February 28, 2015(a)	Year ended February 28, 2014
Operations
Net investment income	$19,213,540	$13,920,610
Net realized gain	55,080,911	56,079,634
Net change in unrealized appreciation	10,796,258	85,524,888
Net increase in net assets resulting from operations	85,090,709	155,525,132
Distributions to shareholders
Net investment income
Class A	(8,111,104)	(5,470,325)
Class B	(12,501)	(15,796)
Class C	(662,725)	(322,779)
Class I	(3,391,208)	(4,677,311)
Class R	(48,972)	(42,946)
Class R4	(58,689)	(2,650)
Class R5	(424,817)	(10,061)
Class W	(133,841)	(617,803)
Class Y	(17)	—
Class Z	(14,725,315)	(3,403,510)
Net realized gains
Class A	(9,082,238)	—
Class B	(20,052)	—
Class C	(1,153,184)	—
Class I	(2,791,830)	—
Class R	(61,052)	—
Class R4	(66,065)	—
Class R5	(574,489)	—
Class W	(3,675)	—
Class Y	(39)	—
Class Z	(16,567,793)	—
Total distributions to shareholders	(57,889,606)	(14,563,181)
Increase in net assets from capital stock activity	365,660,577	302,826,446
Total increase in net assets	392,861,680	443,788,397
Net assets at beginning of year	1,004,810,909	561,022,512
Net assets at end of year	$1,397,672,589	$1,004,810,909
Undistributed (excess of distributions over) net investment income	$(1,111,742)	$2,090,211

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended February 28, 2015(a)		Year ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	12,962,037	248,929,628	8,793,410	154,082,393
Distributions reinvested	634,558	12,068,927	183,612	3,118,888
Redemptions	(10,623,258)	(202,931,014)	(5,676,984)	(97,837,010)
Net increase	2,973,337	58,067,541	3,300,038	59,364,271
Class B shares
Subscriptions	6,119	115,500	5,964	103,519
Distributions reinvested	1,274	23,780	597	9,894
Redemptions(b)	(17,733)	(330,055)	(45,001)	(743,165)
Net decrease	(10,340)	(190,775)	(38,440)	(629,752)
Class C shares
Subscriptions	1,451,455	27,745,546	738,084	13,076,747
Distributions reinvested	61,615	1,165,961	10,144	172,583
Redemptions	(388,218)	(7,367,326)	(192,142)	(3,305,414)
Net increase	1,124,852	21,544,181	556,086	9,943,916
Class I shares
Subscriptions	148,653	2,866,277	179,769	3,030,442
Distributions reinvested	323,085	6,182,897	277,612	4,677,228
Redemptions	(3,326,073)	(64,334,483)	(4,123,467)	(72,667,287)
Net decrease	(2,854,335)	(55,285,309)	(3,666,086)	(64,959,617)
Class R shares
Subscriptions	45,507	870,161	37,934	652,380
Distributions reinvested	1,012	19,251	584	9,876
Redemptions	(49,087)	(937,748)	(33,220)	(581,876)
Net increase (decrease)	(2,568)	(48,336)	5,298	80,380
Class R4 shares
Subscriptions	207,877	4,043,798	35,060	642,022
Distributions reinvested	6,518	124,620	145	2,578
Redemptions	(96,040)	(1,844,277)	(16)	(300)
Net increase	118,355	2,324,141	35,189	644,300
Class R5 shares
Subscriptions	1,902,273	36,662,649	55,914	979,220
Distributions reinvested	52,437	997,562	561	9,985
Redemptions	(181,542)	(3,493,997)	(7,798)	(139,816)
Net increase	1,773,168	34,166,214	48,677	849,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended February 28, 2015(a)		Year ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	39,675	750,663	497,760	8,597,156
Distributions reinvested	7,216	137,388	36,682	617,733
Redemptions	(1,506,880)	(28,229,007)	(768,943)	(13,391,118)
Net decrease	(1,459,989)	(27,340,956)	(234,501)	(4,176,229)
Class Y shares
Subscriptions	3,087	59,000	—	—
Net increase	3,087	59,000	—	—
Class Z shares
Subscriptions	26,318,341	498,393,075	19,068,281	346,642,971
Distributions reinvested	272,902	5,186,538	70,743	1,203,526
Redemptions	(8,991,309)	(171,214,737)	(2,664,182)	(46,136,709)
Net increase	17,599,934	332,364,876	16,474,842	301,709,788
Total net increase	19,265,501	365,660,577	16,481,103	302,826,446

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$19.22		$15.68		$14.99		$15.55		$12.92
Income from investment operations:
Net investment income	0.28		0.34		0.41		0.42		0.45
Net realized and unrealized gain (loss)	0.92		3.58		0.73		(0.56)		2.67
Total from investment operations	1.20		3.92		1.14		(0.14)		3.12
Less distributions to shareholders:
Net investment income	(0.43)		(0.38)		(0.45)		(0.42)		(0.49)
Net realized gains	(0.46)		—		—		—		—
Total distributions to shareholders	(0.89)		(0.38)		(0.45)		(0.42)		(0.49)
Net asset value, end of period	$19.53		$19.22		$15.68		$14.99		$15.55
Total return	6.44%		25.38%		7.84%		(0.75%)		24.72%
Ratios to average net assets(a)
Total gross expenses	1.30	%(b)	1.35%		1.39%		1.27%		1.31	%(b)
Total net expenses(c)	1.10	%(b)(d)	1.12	%(d)	1.15	%(d)	1.12	%(d)	1.15	%(b)(d)
Net investment income	1.49%		1.97%		2.80%		2.86%		3.27%
Supplemental data
Net assets, end of period (in thousands)	$386,856		$323,622		$212,252		$198,721		$224,608
Portfolio turnover	78%		76%		71%		66%		118%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.86		$15.40		$14.72		$15.28		$12.70
Income from investment operations:
Net investment income	0.14		0.21		0.30		0.30		0.35
Net realized and unrealized gain (loss)	0.90		3.51		0.72		(0.55)		2.62
Total from investment operations	1.04		3.72		1.02		(0.25)		2.97
Less distributions to shareholders:
Net investment income	(0.29)		(0.26)		(0.34)		(0.31)		(0.39)
Net realized gains	(0.46)		—		—		—		—
Total distributions to shareholders	(0.75)		(0.26)		(0.34)		(0.31)		(0.39)
Net asset value, end of period	$19.15		$18.86		$15.40		$14.72		$15.28
Total return	5.65%		24.37%		7.10%		(1.53%)		23.83%
Ratios to average net assets(a)
Total gross expenses	2.05	%(b)	2.10%		2.13%		2.04%		2.06	%(b)
Total net expenses(c)	1.85	%(b)(d)	1.88	%(d)	1.89	%(d)	1.88	%(d)	1.90	%(b)(d)
Net investment income	0.74%		1.23%		2.07%		2.04%		2.61%
Supplemental data
Net assets, end of period (in thousands)	$726		$911		$1,335		$3,102		$12,089
Portfolio turnover	78%		76%		71%		66%		118%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$19.16		$15.63		$14.95		$15.51		$12.88
Income from investment operations:
Net investment income	0.14		0.21		0.30		0.31		0.35
Net realized and unrealized gain (loss)	0.91		3.58		0.72		(0.56)		2.67
Total from investment operations	1.05		3.79		1.02		(0.25)		3.02
Less distributions to shareholders:
Net investment income	(0.29)		(0.26)		(0.34)		(0.31)		(0.39)
Net realized gains	(0.46)		—		—		—		—
Total distributions to shareholders	(0.75)		(0.26)		(0.34)		(0.31)		(0.39)
Net asset value, end of period	$19.46		$19.16		$15.63		$14.95		$15.51
Total return	5.62%		24.46%		6.99%		(1.51%)		23.88%
Ratios to average net assets(a)
Total gross expenses	2.05	%(b)	2.10%		2.14%		2.02%		2.06	%(b)
Total net expenses(c)	1.85	%(b)(d)	1.87	%(d)	1.90	%(d)	1.87	%(d)	1.90	%(b)(d)
Net investment income	0.74%		1.21%		2.05%		2.10%		2.53%
Supplemental data
Net assets, end of period (in thousands)	$54,655		$32,250		$17,617		$20,127		$21,717
Portfolio turnover	78%		76%		71%		66%		118%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,	Year Ended February 28,
Class I	2015		2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$19.27		$15.72	$15.02	$15.58	$13.69
Income from investment operations:
Net investment income	0.37		0.42	0.48	0.47	0.17
Net realized and unrealized gain (loss)	0.91		3.58	0.72	(0.57)	1.86
Total from investment operations	1.28		4.00	1.20	(0.10)	2.03
Less distributions to shareholders:
Net investment income	(0.51)		(0.45)	(0.50)	(0.46)	(0.14)
Net realized gains	(0.46)		—	—	—	—
Total distributions to shareholders	(0.97)		(0.45)	(0.50)	(0.46)	(0.14)
Net asset value, end of period	$19.58		$19.27	$15.72	$15.02	$15.58
Total return	6.88%		25.90%	8.29%	(0.43%)	14.92%
Ratios to average net assets(b)
Total gross expenses	0.81	%(c)	0.85%	0.89%	0.84%	0.90	%(d)
Total net expenses(e)	0.68	%(c)	0.69%	0.74%	0.77%	0.86	%(d)(f)
Net investment income	1.91%		2.43%	3.21%	3.28%	2.63	%(d)
Supplemental data
Net assets, end of period (in thousands)	$97,006		$150,494	$180,374	$186,160	$82,875
Portfolio turnover	78%		76%	71%	66%	118%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,
Class R	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$19.21		$15.67		$14.99		$13.80
Income from investment operations:
Net investment income	0.24		0.30		0.38		0.11
Net realized and unrealized gain	0.90		3.58		0.72		1.20	(b)
Total from investment operations	1.14		3.88		1.10		1.31
Less distributions to shareholders:
Net investment income	(0.38)		(0.34)		(0.42)		(0.12)
Net realized gains	(0.46)		—		—		—
Total distributions to shareholders	(0.84)		(0.34)		(0.42)		(0.12)
Net asset value, end of period	$19.51		$19.21		$15.67		$14.99
Total return	6.13%		25.08%		7.55%		9.57%
Ratios to average net assets(c)
Total gross expenses	1.55	%(d)	1.60%		1.64%		1.28	%(e)
Total net expenses(f)	1.35	%(d)(g)	1.37	%(g)	1.40	%(g)	1.20	%(e)
Net investment income	1.24%		1.72%		2.56%		2.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,412		$2,423		$1,894		$2,068
Portfolio turnover	78%		76%		71%		66%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.37		$15.80		$14.75
Income from investment operations:
Net investment income	0.33		0.37		0.14
Net realized and unrealized gain	0.93		3.62		1.04
Total from investment operations	1.26		3.99		1.18
Less distributions to shareholders:
Net investment income	(0.48)		(0.42)		(0.13)
Net realized gains	(0.46)		—		—
Total distributions to shareholders	(0.94)		(0.42)		(0.13)
Net asset value, end of period	$19.69		$19.37		$15.80
Total return	6.71%		25.68%		8.05%
Ratios to average net assets(b)
Total gross expenses	1.05	%(c)	1.10%		1.24	%(d)
Total net expenses(e)	0.85	%(c)(f)	0.85	%(f)	0.92	%(d)
Net investment income	1.74%		2.09%		2.96	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,027		$685		$3
Portfolio turnover	78%		76%		71%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended February 28,
Class R5	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$19.37		$15.80	$14.75
Income from investment operations:
Net investment income	0.35		0.40	0.14
Net realized and unrealized gain	0.92		3.62	1.04
Total from investment operations	1.27		4.02	1.18
Less distributions to shareholders:
Net investment income	(0.50)		(0.45)	(0.13)
Net realized gains	(0.46)		—	—
Total distributions to shareholders	(0.96)		(0.45)	(0.13)
Net asset value, end of period	$19.68		$19.37	$15.80
Total return	6.80%		25.86%	8.08%
Ratios to average net assets(b)
Total gross expenses	0.86	%(c)	0.90%	1.01	%(d)
Total net expenses(e)	0.73	%(c)	0.71%	0.79	%(d)
Net investment income	1.86%		2.25%	3.09	%(d)
Supplemental data
Net assets, end of period (in thousands)	$35,859		$946	$3
Portfolio turnover	78%		76%	71%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,
Class W	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$19.20		$15.66		$14.98		$13.80
Income from investment operations:
Net investment income	0.31		0.34		0.42		0.14
Net realized and unrealized gain	0.87		3.58		0.72		1.17	(b)
Total from investment operations	1.18		3.92		1.14		1.31
Less distributions to shareholders:
Net investment income	(0.44)		(0.38)		(0.46)		(0.13)
Net realized gains	(0.46)		—		—		—
Total distributions to shareholders	(0.90)		(0.38)		(0.46)		(0.13)
Net asset value, end of period	$19.48		$19.20		$15.66		$14.98
Total return	6.33%		25.41%		7.87%		9.56%
Ratios to average net assets(c)
Total gross expenses	1.25	%(d)	1.35%		1.39%		0.85	%(e)
Total net expenses(f)	1.05	%(d)(g)	1.12	%(g)	1.15	%(g)	0.77	%(e)
Net investment income	1.55%		1.98%		2.83%		3.44	%(e)
Supplemental data
Net assets, end of period (in thousands)	$130		$28,153		$26,640		$28,830
Portfolio turnover	78%		76%		71%		66%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year ended February 28, 2015(a)
Per share data
Net asset value, beginning of period	$19.21
Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain	0.90
Total from investment operations	1.03
Less distributions to shareholders:
Net investment income	(0.13)
Net realized gains	(0.30)
Total distributions to shareholders	(0.43)
Net asset value, end of period	$19.81
Total return	5.48%
Ratios to average net assets(b)
Total gross expenses	0.81	%(c)(d)
Total net expenses(e)	0.69	%(c)(d)
Net investment income	1.88	%(c)
Supplemental data
Net assets, end of period (in thousands)	$61
Portfolio turnover	78%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$19.25		$15.70		$15.01		$15.58		$12.93
Income from investment operations:
Net investment income	0.33		0.38		0.45		0.45		0.49
Net realized and unrealized gain (loss)	0.92		3.59		0.73		(0.57)		2.68
Total from investment operations	1.25		3.97		1.18		(0.12)		3.17
Less distributions to shareholders:
Net investment income	(0.48)		(0.42)		(0.49)		(0.45)		(0.52)
Net realized gains	(0.46)		—		—		—		—
Total distributions to shareholders	(0.94)		(0.42)		(0.49)		(0.45)		(0.52)
Net asset value, end of period	$19.56		$19.25		$15.70		$15.01		$15.58
Total return	6.70%		25.72%		8.10%		(0.56%)		25.17%
Ratios to average net assets(a)
Total gross expenses	1.05	%(b)	1.10%		1.14%		1.02%		1.06	%(b)
Total net expenses(c)	0.85	%(b)(d)	0.87	%(d)	0.90	%(d)	0.87	%(d)	0.90	%(b)(d)
Net investment income	1.74%		2.18%		3.06%		3.08%		3.52%
Supplemental data
Net assets, end of period (in thousands)	$816,941		$465,328		$120,906		$130,380		$166,597
Portfolio turnover	78%		76%		71%		66%		118%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on October 1, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2015
31

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities,

Annual Report 2015
32

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

premiums attributable to the conversion feature are not amortized.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2015
33

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.73% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $2,806.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R	0.23
Class R4	0.23
Class R5	0.05
Class W	0.22
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment

Annual Report 2015
34

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,112.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $590,276 for Class A, $178 for Class B and $6,933 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2014 through June 30, 2015		Prior to July 1, 2014
Class A	1.13%		1.10%
Class B	1.88		1.85
Class C	1.88		1.85
Class I	0.72		0.66
Class R	1.38		1.35
Class R4	0.88		0.85
Class R5	0.77		0.71
Class W	1.13		1.10
Class Y	0.72	*	—
Class Z	0.88		0.85

*Expense cap rate is contractual from October 1, 2014 (the commencement of operations of Class Y shares) through September 30, 2015.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2015
35

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

In addition, effective July 1, 2014, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees are waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.10% for Class A, 1.85% for Class B, 1.85% for Class C, 0.69% for Class I, 1.35% for Class R, 0.85% for Class R4, 0.74% for Class R5, 1.10% for Class W, 0.69% for Class Y (effective October 1, 2014) and 0.85% for Class Z. This arrangement may be revised or discontinued at any time.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, deemed distributions, foreign currency transactions, and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$5,153,696
Accumulated net realized gain	(5,153,696)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$34,784,198	$14,563,181
Long-term capital gains	23,105,408	—
Total	$57,889,606	$14,563,181

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,025,788
Undistributed long-term capital gains	25,908,982
Net unrealized appreciation	112,585,915

At February 28, 2015, the cost of investments for federal income tax purposes was $1,310,279,191 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$151,962,225
Unrealized depreciation	(39,376,310)
Net unrealized appreciation	$112,585,915

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,206,526,670 and $892,173,439, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 57.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.8% of the outstanding shares of the Fund in

Annual Report 2015
36

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended February 28, 2015, the average daily loan balance outstanding on days when borrowing existed was $10,750,000 at a weighted average interest rate of 1.15%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Convertible Securities Risk

Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund's return.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

Annual Report 2015
37

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
38

COLUMBIA CONVERTIBLE SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
39

COLUMBIA CONVERTIBLE SECURITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	24.72%
Dividends Received Deduction	24.61%
Capital Gain Dividend	$42,736,802

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
40

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
41

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
42

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
43

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
44

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
45

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
46

COLUMBIA CONVERTIBLE SECURITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia Convertible Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN134_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA LARGE CAP ENHANCED CORE FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LARGE CAP ENHANCED CORE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA LARGE CAP ENHANCED CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Enhanced Core Fund (the Fund) Class A shares returned 18.60% for the 12-month period that ended February 28, 2015.

■  The Fund outperformed its benchmark, the S&P 500 Index, which returned 15.51% for the same time period.

■  Stock selection generally accounted for the Fund's performance advantage over its benchmark during the period.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	18.60	17.05	8.14
Class I*	09/27/10	19.09	17.43	8.32
Class R*	01/23/06	18.30	16.77	7.87
Class R5*	06/25/14	18.94	17.11	8.17
Class Y*	07/15/09	19.08	17.49	8.37
Class Z	07/31/96	18.92	17.35	8.42
S&P 500 Index		15.51	16.18	7.99

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA LARGE CAP ENHANCED CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA LARGE CAP ENHANCED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (At February 28, 2015)
Apple, Inc.	4.9
Microsoft Corp.	2.7
Johnson & Johnson	2.3
Pfizer, Inc.	2.0
Berkshire Hathaway, Inc., Class B	1.9
JPMorgan Chase & Co.	1.9
Home Depot, Inc. (The)	1.7
Cisco Systems, Inc.	1.7
Merck & Co., Inc.	1.6
Comcast Corp., Class A	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds and short term cash equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 18.60%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 15.51% during the same time period. Stock selection across a range of sectors generally accounted for the Fund's performance advantage relative to the benchmark. Sector allocation modestly detracted from relative results. Overall, we seek to enhance returns relative to the benchmark through stock selection and not sector allocation.

Stocks Climbed as U.S. Economy Strengthened

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in most sectors. The labor market added 267,000 new jobs monthly, on average, during the 12-month period ended February 28, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped as harsh weather weighed on short-term expectations. The housing market's recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period wore on. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. However, the timing of that move remained unclear, especially as some weaker data appeared in the final months of the period. In this environment, interest rates dropped sharply. The yield on the 10-year U.S. Treasury bond, which started the period at 2.6%, dropped to 2.0%, having traded even lower in the final months of the period. Large company stocks were the strongest equity market performers, while small cap stocks pulled up the rear. Within the benchmark, lower beta (less volatile) stocks outperformed higher beta stocks by approximately 14 percentage points. The quintile of stocks with the greatest growth characteristics outperformed those that were more value-oriented by approximately 12 percentage points. Stocks of companies with the least exposure to leverage outperformed higher leveraged companies by five percentage points and stocks ranked in the top quintile by momentum outperformed those ranked in the bottom quintile by more than 10 percentage points.

Stock Selection Models Aided Results

We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures, such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). During

Annual Report 2015
4

COLUMBIA LARGE CAP ENHANCED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

this 12-month period, the stocks that we consider to have the strongest valuations and appeared inexpensive relative to their peers (top 20% of stocks in the benchmark, ranked using our aggregate quality score) outperformed stocks with weaker valuations by approximately seven percentage points. Given the market's preference for quality during the period, stocks in the portfolio that were ranked in the top quintile by our quality measurements outperformed lower quality stocks by approximately seven percentage points. Stocks scored on our catalyst measures were mixed.

Security Selection Drove Performance

Security selection was the primary contributor to performance relative to the benchmark, most notably within information technology, energy, industrials and consumer staples. In the information technology sector, software and hardware storage & peripherals did well during the period. Within software, game developer Electronic Arts delivered on earnings, largely driven by better-than-expected growth in high-margin digital revenues. A strong holiday season for video game sales boosted the company's results. Technology hardware leader Apple enjoyed another strong year. Both Electronic Arts and Apple were overweight in the portfolio relative to the benchmark. The Fund's performance advantage in the energy sector was the result of prudent stock selection in a period of sharply falling prices. Energy results were negative, but the Fund's energy holdings held up considerably better than the benchmark's return in the sector. Within industrials, airlines and aerospace & defense names were solid contributors to returns. Southwest Airlines, which was a top contributor in the last fiscal year, benefited from falling energy costs. The company continues to perform well following the successful integration of AirTran, which has helped increase revenues and profits. An expiring regulation that will allow Southwest to fly to international destinations was also viewed favorably by investors. In the consumer staples sector, food and staples retailing posted solid gains. Grocery store Kroger was a standout performer as the company continued to gain market share and beat earnings estimates. Lower gasoline prices had a favorable impact on profit margins as well.

Sector allocation detracted modestly from relative results during the period, primarily in the telecommunications services sector where the Fund was underweight in several strong performers. Financials also detracted somewhat from relative returns. An underweight in real estate investment trusts, which were strong performers for the period, detracted slightly from returns, as did security selection within the group. An underweight in Berkshire Hathaway Class B shares also detracted from results relative to the benchmark. The Fund's weakest performers for the period were from a range of sectors, but all were portfolio overweights relative to the benchmark. Priceline, which generates a substantial portion of its revenues from Europe, struggled as the U.S. dollar strengthened against major currencies. Our quantitative scoring of the company changed during the period, which led us to sell the position from the Fund. In the energy sector, which was hurt by plummeting commodity prices, National Oilwell Varco and Marathon Oil struggled. Emerson Electric

Portfolio Breakdown (%) (At February 28, 2015)
Common Stocks	96.1
Consumer Discretionary	11.6
Consumer Staples	9.1
Energy	7.7
Financials	15.8
Health Care	14.3
Industrials	9.8
Information Technology	19.4
Materials	3.3
Telecommunication Services	1.8
Utilities	3.3
Money Market Funds	3.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund's net value will generally decline when the performance of its targeted index declines. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA LARGE CAP ENHANCED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

declined on falling energy expenditures and a stronger dollar. Caterpillar's revenue exposure to oil, gas and other natural resources put the company and its earnings under pressure.

Portfolio Activity

During the 12-month period, we established new positions in several names, including 3M, Boeing, Electronic Arts, Walt Disney and Corning. We liquidated positions in QUALCOMM, Priceline, Goldman Sachs, Phillips 66 and Lockheed Martin, among others. We used S&P 500 Index futures to equitize the Fund's cash position, which modestly trimmed relative results. The index has no cash position.

Looking Forward

In the current economic environment, we plan to maintain our investment discipline and continue to seek to identify stocks that we believe have the potential to outperform within each sector. We also currently plan to seek to minimize sector weight differences between the Fund and its investment benchmark. We plan to continue to favor stocks with attributes considered most important in the Fund's stock selection model: companies with attractive valuations relative to their peers, companies with strong business and market momentum and companies with good earnings quality and financial strength. Over the long run, we have found that stocks with these characteristics have tended to outperform their peers in different macroeconomic environments.

Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, as an asset class, will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times.

Annual Report 2015
6

COLUMBIA LARGE CAP ENHANCED CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.00	1,020.44	4.64	4.53	0.90
Class I	1,000.00	1,000.00	1,070.90	1,022.44	2.58	2.52	0.50
Class R	1,000.00	1,000.00	1,067.50	1,019.20	5.93	5.79	1.15
Class R5	1,000.00	1,000.00	1,071.20	1,022.19	2.84	2.77	0.55
Class Y	1,000.00	1,000.00	1,070.90	1,022.44	2.58	2.52	0.50
Class Z	1,000.00	1,000.00	1,070.70	1,021.69	3.36	3.28	0.65

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.9%
Auto Components 1.0%
Delphi Automotive PLC	55,400	4,367,736
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	56,700	3,628,800
Marriott International, Inc., Class A	10,600	880,860
Wyndham Worldwide Corp.	12,600	1,152,648
Total		5,662,308
Household Durables 0.1%
Whirlpool Corp.	2,300	487,485
Internet & Catalog Retail 0.8%
Expedia, Inc.	40,000	3,670,000
Media 4.1%
Comcast Corp., Class A	118,400	7,030,592
DIRECTV(a)	31,500	2,790,900
News Corp., Class A(a)	221,300	3,822,958
Time Warner, Inc.	6,000	491,160
Walt Disney Co. (The)	43,300	4,506,664
Total		18,642,274
Specialty Retail 4.5%
Best Buy Co., Inc.	103,300	3,935,730
Home Depot, Inc. (The)	67,800	7,780,050
L Brands, Inc.	33,100	3,040,566
Lowe's Companies, Inc.	78,200	5,793,838
Total		20,550,184
Textiles, Apparel & Luxury Goods 0.2%
VF Corp.	12,200	935,252
Total Consumer Discretionary		54,315,239
CONSUMER STAPLES 9.3%
Beverages 1.2%
Coca-Cola Co. (The)	16,200	701,460
Dr. Pepper Snapple Group, Inc.	48,200	3,797,678
PepsiCo, Inc.	11,400	1,128,372
Total		5,627,510
Food & Staples Retailing 3.0%
CVS Health Corp.	48,800	5,068,856
Kroger Co. (The)	67,200	4,781,280
Wal-Mart Stores, Inc.	44,100	3,701,313
Total		13,551,449

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 1.6%
Archer-Daniels-Midland Co.	80,700	3,863,916
Tyson Foods, Inc., Class A	84,000	3,470,040
Total		7,333,956
Household Products 0.5%
Procter & Gamble Co. (The)	26,500	2,255,945
Tobacco 3.0%
Altria Group, Inc.	117,200	6,597,188
Philip Morris International, Inc.	74,900	6,213,704
Reynolds American, Inc.	9,600	725,952
Total		13,536,844
Total Consumer Staples		42,305,704
ENERGY 7.8%
Energy Equipment & Services 0.8%
National Oilwell Varco, Inc.	70,500	3,831,675
Oil, Gas & Consumable Fuels 7.0%
Chevron Corp.	41,200	4,395,216
ConocoPhillips	78,000	5,085,600
EOG Resources, Inc.	39,200	3,517,024
Exxon Mobil Corp.	64,900	5,746,246
Hess Corp.	53,000	3,979,240
Marathon Oil Corp.	73,700	2,053,282
Tesoro Corp.	24,100	2,213,344
Valero Energy Corp.	79,500	4,904,355
Total		31,894,307
Total Energy		35,725,982
FINANCIALS 16.1%
Banks 4.8%
Bank of America Corp.	37,400	591,294
Citigroup, Inc.	129,900	6,809,358
JPMorgan Chase & Co.	139,600	8,554,688
KeyCorp	209,200	2,914,156
Wells Fargo & Co.	51,600	2,827,164
Total		21,696,660
Capital Markets 1.5%
BlackRock, Inc.	7,750	2,878,505
Invesco Ltd.	98,900	3,982,703
Total		6,861,208

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 1.8%
Capital One Financial Corp.	56,500	4,447,115
Navient Corp.	173,200	3,706,480
Total		8,153,595
Diversified Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(a)	58,400	8,608,744
Moody's Corp.	36,500	3,538,310
Total		12,147,054
Insurance 2.7%
Aon PLC	22,400	2,248,064
Assurant, Inc.	22,400	1,372,448
Lincoln National Corp.	69,700	4,017,508
MetLife, Inc.	96,300	4,894,929
Total		12,532,949
Real Estate Investment Trusts (REITs) 2.6%
Host Hotels & Resorts, Inc.	150,200	3,154,200
Public Storage	19,900	3,924,678
Simon Property Group, Inc.	26,300	5,006,468
Total		12,085,346
Total Financials		73,476,812
HEALTH CARE 14.7%
Biotechnology 2.9%
Biogen Idec, Inc.(a)	7,500	3,071,925
Celgene Corp.(a)	26,900	3,269,157
Gilead Sciences, Inc.(a)	49,800	5,155,794
Vertex Pharmaceuticals, Inc.(a)	13,900	1,660,077
Total		13,156,953
Health Care Equipment & Supplies 1.6%
CR Bard, Inc.	22,900	3,873,306
Medtronic PLC	41,500	3,219,985
Total		7,093,291
Health Care Providers & Services 3.1%
Aetna, Inc.	12,500	1,244,375
AmerisourceBergen Corp.	38,700	3,976,812
Anthem, Inc.	34,100	4,993,945
Cardinal Health, Inc.	47,000	4,135,530
Total		14,350,662

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 7.1%
AbbVie, Inc.	55,800	3,375,900
Eli Lilly & Co.	39,300	2,757,681
Johnson & Johnson	99,000	10,148,490
Merck & Co., Inc.	122,400	7,165,296
Pfizer, Inc.	255,100	8,755,032
Total		32,202,399
Total Health Care		66,803,305
INDUSTRIALS 10.0%
Aerospace & Defense 4.2%
Boeing Co. (The)	38,400	5,792,640
General Dynamics Corp.	31,500	4,371,570
Honeywell International, Inc.	8,500	873,630
L-3 Communications Holdings, Inc.	25,300	3,274,579
Northrop Grumman Corp.	28,200	4,673,022
Total		18,985,441
Air Freight & Logistics 1.9%
CH Robinson Worldwide, Inc.	47,900	3,558,970
United Parcel Service, Inc., Class B	49,700	5,055,981
Total		8,614,951
Airlines 0.2%
Southwest Airlines Co.	15,300	661,572
Electrical Equipment 1.3%
Emerson Electric Co.	65,800	3,811,136
Rockwell Automation, Inc.	17,700	2,071,608
Total		5,882,744
Industrial Conglomerates 1.9%
3M Co.	36,000	6,071,400
General Electric Co.	107,300	2,788,727
Total		8,860,127
Machinery 0.4%
Caterpillar, Inc.	24,100	1,997,890
Professional Services 0.1%
Equifax, Inc.	6,800	634,916
Total Industrials		45,637,641
INFORMATION TECHNOLOGY 19.9%
Communications Equipment 1.7%
Cisco Systems, Inc.	254,500	7,510,295

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	172,200	4,201,680
Internet Software & Services 2.8%
Facebook, Inc., Class A(a)	53,700	4,240,689
Google, Inc., Class A(a)	3,625	2,039,534
Google, Inc., Class C(a)	3,775	2,107,960
VeriSign, Inc.(a)	64,600	4,135,692
Total		12,523,875
IT Services 2.0%
International Business Machines Corp.	2,000	323,880
MasterCard, Inc., Class A	63,400	5,714,242
Visa, Inc., Class A	11,600	3,147,196
Total		9,185,318
Semiconductors & Semiconductor Equipment 1.8%
Broadcom Corp., Class A	65,900	2,980,657
Intel Corp.	23,700	788,025
NVIDIA Corp.	172,500	3,805,350
Xilinx, Inc.	18,900	800,793
Total		8,374,825
Software 5.2%
Electronic Arts, Inc.(a)	79,600	4,551,528
Microsoft Corp.(b)	278,000	12,190,300
Oracle Corp.	157,600	6,906,032
Total		23,647,860
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	171,175	21,989,140
EMC Corp.	73,100	2,115,514
Hewlett-Packard Co.	28,400	989,456
Total		25,094,110
Total Information Technology		90,537,963
MATERIALS 3.3%
Chemicals 1.0%
LyondellBasell Industries NV, Class A	53,300	4,579,003
Containers & Packaging 0.8%
Ball Corp.	49,900	3,578,329
Metals & Mining 0.6%
Alcoa, Inc.	204,600	3,026,034

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 0.9%
International Paper Co.	70,900	3,999,469
Total Materials		15,182,835
TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	99,300	3,431,808
CenturyLink, Inc.	96,000	3,634,560
Frontier Communications Corp.	64,900	517,902
Verizon Communications, Inc.	29,800	1,473,610
Total		9,057,880
Total Telecommunication Services		9,057,880
UTILITIES 3.4%
Electric Utilities 1.6%
Edison International	55,900	3,591,575
Entergy Corp.	43,800	3,482,538
Exelon Corp.	11,400	386,688
Total		7,460,801
Independent Power and Renewable Electricity Producers 0.9%
AES Corp. (The)	295,700	3,835,229
Multi-Utilities 0.9%
Public Service Enterprise Group, Inc.	95,300	4,008,318
Total Utilities		15,304,348
Total Common Stocks (Cost: $349,266,050)		448,347,709

Money Market Funds 4.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(c)(d)	18,051,769	18,051,769
Total Money Market Funds (Cost: $18,051,769)		18,051,769
Total Investments (Cost: $367,317,819)		466,399,478
Other Assets & Liabilities, Net		(10,817,378)
Net Assets		455,582,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2015

At February 28, 2015, securities totaling $1,162,025 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	15	USD	7,885,500	03/2015	373,873	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,596,363	196,484,219	(184,028,813)	18,051,769	9,274	18,051,769

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	54,315,239	—	—	54,315,239
Consumer Staples	42,305,704	—	—	42,305,704
Energy	35,725,982	—	—	35,725,982
Financials	73,476,812	—	—	73,476,812
Health Care	66,803,305	—	—	66,803,305
Industrials	45,637,641	—	—	45,637,641
Information Technology	90,537,963	—	—	90,537,963
Materials	15,182,835	—	—	15,182,835
Telecommunication Services	9,057,880	—	—	9,057,880
Utilities	15,304,348	—	—	15,304,348
Total Equity Securities	448,347,709	—	—	448,347,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Money Market Funds	18,051,769	—	—	18,051,769
Total Mutual Funds	18,051,769	—	—	18,051,769
Investments in Securities	466,399,478	—	—	466,399,478
Derivatives
Assets
Futures Contracts	373,873	—	—	373,873
Total	466,773,351	—	—	466,773,351

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $349,266,050)	$448,347,709
Affiliated issuers (identified cost $18,051,769)	18,051,769
Total investments (identified cost $367,317,819)	466,399,478
Receivable for:
Capital shares sold	416,140
Dividends	1,019,643
Variation margin	977
Expense reimbursement due from Investment Manager	4,485
Prepaid expenses	1,593
Other assets	4,438
Total assets	467,846,754
Liabilities
Payable for:
Investments purchased	11,617,449
Capital shares purchased	360,658
Variation margin	63,504
Investment management fees	7,992
Distribution and/or service fees	908
Transfer agent fees	70,021
Administration fees	749
Compensation of board members	105,632
Other expenses	37,741
Total liabilities	12,264,654
Net assets applicable to outstanding capital stock	$455,582,100
Represented by
Paid-in capital	$363,846,129
Undistributed net investment income	3,899,926
Accumulated net realized loss	(11,619,487)
Unrealized appreciation (depreciation) on:
Investments	99,081,659
Futures contracts	373,873
Total — representing net assets applicable to outstanding capital stock	$455,582,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$85,261,311
Shares outstanding	3,866,233
Net asset value per share	$22.05
Class I
Net assets	$12,521,793
Shares outstanding	569,294
Net asset value per share	$22.00
Class R
Net assets	$23,413,977
Shares outstanding	1,063,266
Net asset value per share	$22.02
Class R5
Net assets	$423,869
Shares outstanding	19,328
Net asset value per share	$21.93
Class Y
Net assets	$3,511,403
Shares outstanding	159,531
Net asset value per share	$22.01
Class Z
Net assets	$330,449,747
Shares outstanding	15,015,366
Net asset value per share	$22.01

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$9,978,713
Dividends — affiliated issuers	9,274
Total income	9,987,987
Expenses:
Investment management fees	2,285,536
Distribution and/or service fees
Class A	108,603
Class R	70,888
Transfer agent fees
Class A	88,822
Class R	28,827
Class R5(a)	53
Class Z	504,804
Administration fees	198,742
Compensation of board members	21,962
Custodian fees	15,439
Printing and postage fees	31,783
Registration fees	107,576
Professional fees	28,817
Other	11,988
Total expenses	3,503,840
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,207,802)
Expense reductions	(60)
Total net expenses	2,295,978
Net investment income	7,692,009
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	32,204,970
Futures contracts	598,691
Net realized gain	32,803,661
Net change in unrealized appreciation (depreciation) on:
Investments	19,092,665
Futures contracts	167,664
Net change in unrealized appreciation	19,260,329
Net realized and unrealized gain	52,063,990
Net increase in net assets resulting from operations	$59,755,999

(a) Class R5 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015(a)	Year Ended February 28, 2014
Operations
Net investment income	$7,692,009	$4,052,547
Net realized gain	32,803,661	63,437,529
Net change in unrealized appreciation (depreciation)	19,260,329	(2,529,685)
Net increase in net assets resulting from operations	59,755,999	64,960,391
Distributions to shareholders
Net investment income
Class A	(534,094)	(323,578)
Class I	(183,701)	(321,177)
Class R	(142,581)	(28,784)
Class R5	(2,624)	—
Class Y	(46,507)	(60,362)
Class Z	(3,318,025)	(3,460,430)
Total distributions to shareholders	(4,227,532)	(4,194,331)
Increase (decrease) in net assets from capital stock activity	130,637,322	(59,818,974)
Total increase in net assets	186,165,789	947,086
Net assets at beginning of year	269,416,311	268,469,225
Net assets at end of year	$455,582,100	$269,416,311
Undistributed net investment income	$3,899,926	$461,347

(a) Class R5 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015(a)		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,816,680	58,950,189	685,849	11,415,643
Distributions reinvested	21,783	466,340	12,578	226,220
Redemptions	(329,060)	(6,787,438)	(219,812)	(3,850,464)
Net increase	2,509,403	52,629,091	478,615	7,791,399
Class I shares
Subscriptions	2,332,257	45,826,823	2,615,545	42,658,290
Distributions reinvested	8,714	183,662	18,505	321,105
Redemptions	(2,855,235)	(58,597,902)	(3,965,275)	(67,244,199)
Net decrease	(514,264)	(12,587,417)	(1,331,225)	(24,264,804)
Class R shares
Subscriptions	1,183,183	24,033,094	82,559	1,344,602
Distributions reinvested	3,085	66,161	1,359	24,333
Redemptions	(268,544)	(5,572,574)	(23,840)	(404,324)
Net increase	917,724	18,526,681	60,078	964,611
Class R5 shares
Subscriptions	20,347	413,572	—	—
Distributions reinvested	121	2,595	—	—
Redemptions	(1,140)	(24,076)	—	—
Net increase	19,328	392,091	—	—
Class Y shares
Subscriptions	3,375	72,625	11,788	210,304
Redemptions	(28,059)	(576,519)	(39,384)	(670,000)
Net decrease	(24,684)	(503,894)	(27,596)	(459,696)
Class Z shares
Subscriptions	5,984,935	124,768,558	1,925,147	33,078,637
Distributions reinvested	19,220	410,481	14,959	266,740
Redemptions	(2,598,255)	(52,998,269)	(4,642,277)	(77,195,861)
Net increase (decrease)	3,405,900	72,180,770	(2,702,171)	(43,850,484)
Total net increase (decrease)	6,313,407	130,637,322	(3,522,299)	(59,818,974)

(a) Class R5 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.77		$15.04		$13.67		$12.81		$10.73
Income from investment operations:
Net investment income	0.51		0.23		0.22		0.17		0.14
Net realized and unrealized gain	2.97		3.76		1.36		0.89		2.08
Total from investment operations	3.48		3.99		1.58		1.06		2.22
Less distributions to shareholders:
Net investment income	(0.20)		(0.26)		(0.21)		(0.20)		(0.14)
Total distributions to shareholders	(0.20)		(0.26)		(0.21)		(0.20)		(0.14)
Net asset value, end of period	$22.05		$18.77		$15.04		$13.67		$12.81
Total return	18.60%		26.58%		11.71%		8.41%		20.84%
Ratios to average net assets(a)
Total gross expenses	1.27%		1.26%		1.28%		1.19	%(b)	0.96	%(b)
Total net expenses(c)	0.90	%(d)	0.89	%(d)	0.89	%(d)	0.94	%(b)(d)	0.95	%(b)(d)
Net investment income	2.51%		1.34%		1.53%		1.33%		1.22%
Supplemental data
Net assets, end of period (in thousands)	$85,261		$25,474		$13,209		$12,404		$12,213
Portfolio turnover	91%		101%		92%		67%		63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended February 28,
Class I	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$18.72	$15.00	$13.63	$12.78		$11.11
Income from investment operations:
Net investment income	0.42	0.29	0.28	0.21		0.09
Net realized and unrealized gain	3.14	3.75	1.36	0.88		1.75
Total from investment operations	3.56	4.04	1.64	1.09		1.84
Less distributions to shareholders:
Net investment income	(0.28)	(0.32)	(0.27)	(0.24)		(0.17)
Total distributions to shareholders	(0.28)	(0.32)	(0.27)	(0.24)		(0.17)
Net asset value, end of period	$22.00	$18.72	$15.00	$13.63		$12.78
Total return	19.09%	27.06%	12.15%	8.73%		16.65%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.80%	0.84%	0.74	%(c)	0.59	%(c)(d)
Total net expenses(e)	0.50%	0.48%	0.50%	0.61	%(c)	0.57	%(c)(d)(f)
Net investment income	2.07%	1.72%	2.01%	1.72%		1.68	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,522	$20,286	$36,224	$13,297		$7,466
Portfolio turnover	91%	101%	92%	67%		63%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.75		$15.03		$13.65		$12.80		$10.72
Income from investment operations:
Net investment income	0.43		0.18		0.20		0.14		0.12
Net realized and unrealized gain	2.99		3.76		1.36		0.88		2.08
Total from investment operations	3.42		3.94		1.56		1.02		2.20
Less distributions to shareholders:
Net investment income	(0.15)		(0.22)		(0.18)		(0.17)		(0.12)
Total distributions to shareholders	(0.15)		(0.22)		(0.18)		(0.17)		(0.12)
Net asset value, end of period	$22.02		$18.75		$15.03		$13.65		$12.80
Total return	18.30%		26.26%		11.54%		8.08%		20.58%
Ratios to average net assets(a)
Total gross expenses	1.52%		1.51%		1.53%		1.44	%(b)	1.21	%(b)
Total net expenses(c)	1.15	%(d)	1.14	%(d)	1.12	%(d)	1.19	%(b)(d)	1.20	%(b)(d)
Net investment income	2.08%		1.08%		1.45%		1.11%		1.02%
Supplemental data
Net assets, end of period (in thousands)	$23,414		$2,729		$1,284		$204		$175
Portfolio turnover	91%		101%		92%		67%		63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended February 28, 2015(a)
Per share data
Net asset value, beginning of period	$19.88
Income from investment operations:
Net investment income	0.62
Net realized and unrealized gain	1.66
Total from investment operations	2.28
Less distributions to shareholders:
Net investment income	(0.23)
Total distributions to shareholders	(0.23)
Net asset value, end of period	$21.93
Total return	11.49%
Ratios to average net assets(b)
Total gross expenses	0.88	%(c)
Total net expenses(d)	0.55	%(c)
Net investment income	4.41	%(c)
Supplemental data
Net assets, end of period (in thousands)	$424
Portfolio turnover	91%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended February 28,
Class Y	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$18.73	$15.00	$13.63	$12.78		$10.70
Income from investment operations:
Net investment income	0.46	0.29	0.27	0.18		0.17
Net realized and unrealized gain	3.10	3.76	1.36	0.91		2.09
Total from investment operations	3.56	4.05	1.63	1.09		2.26
Less distributions to shareholders:
Net investment income	(0.28)	(0.32)	(0.26)	(0.24)		(0.18)
Total distributions to shareholders	(0.28)	(0.32)	(0.26)	(0.24)		(0.18)
Net asset value, end of period	$22.01	$18.73	$15.00	$13.63		$12.78
Total return	19.08%	27.11%	12.13%	8.74%		21.30%
Ratios to average net assets(a)
Total gross expenses	0.81%	0.80%	0.83%	0.74	%(b)	0.59	%(b)
Total net expenses(c)	0.50%	0.48%	0.52%	0.60	%(b)	0.58	%(b)(d)
Net investment income	2.30%	1.72%	1.90%	1.46%		1.53%
Supplemental data
Net assets, end of period (in thousands)	$3,511	$3,451	$3,177	$3,024		$31,588
Portfolio turnover	91%	101%	92%	67%		63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.73		$14.99		$13.62		$12.78		$10.70
Income from investment operations:
Net investment income	0.47		0.27		0.25		0.19		0.16
Net realized and unrealized gain	3.06		3.77		1.37		0.88		2.09
Total from investment operations	3.53		4.04		1.62		1.07		2.25
Less distributions to shareholders:
Net investment income	(0.25)		(0.30)		(0.25)		(0.23)		(0.17)
Total distributions to shareholders	(0.25)		(0.30)		(0.25)		(0.23)		(0.17)
Net asset value, end of period	$22.01		$18.73		$14.99		$13.62		$12.78
Total return	18.92%		27.03%		12.02%		8.54%		21.18%
Ratios to average net assets(a)
Total gross expenses	1.02%		1.01%		1.03%		0.94	%(b)	0.71	%(b)
Total net expenses(c)	0.65	%(d)	0.64	%(d)	0.64	%(d)	0.70	%(b)(d)	0.70	%(b)(d)
Net investment income	2.32%		1.57%		1.77%		1.54%		1.46%
Supplemental data
Net assets, end of period (in thousands)	$330,450		$217,477		$214,575		$254,500		$365,205
Portfolio turnover	91%		101%		92%		67%		63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on June 25, 2014.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting

Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair

Annual Report 2015
25

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2015
26

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	373,873	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015
27

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	598,691
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	167,664

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	8,256,938

*Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

Annual Report 2015
28

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase.

Effective July 1, 2014, the Investment Manager has contractually agreed to waive 0.05% of the Fund's investment management fee through June 30, 2015. Prior to July 1, 2014, the Investment Manager contractually agreed to waive 0.10% of the Fund's investment management fee. The effective investment management fee waiver for the year ended February 28, 2015 was 0.06% of the Fund's average daily net assets.

The effective investment management fee rate, net of fee waivers, for the year ended February 28, 2015 was 0.63% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $1,595.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average

Annual Report 2015
29

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R	0.20
Class R5	0.05	*
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2014 through June 30, 2015	Prior to July 1, 2014
Class A	1.02%	0.90%
Class I	0.62	0.49
Class R	1.27	1.15
Class R5	0.67	0.54	*
Class Y	0.62	0.49
Class Z	0.77	0.65

*Fee rate is contractual from June 25, 2014 (the commencement of operations of Class R5 shares) through June 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

In addition, effective July 1, 2014, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees are waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.90% for Class A, 0.50% for Class I, 1.15% for Class R, 0.55% for Class R5, 0.50% for Class Y and 0.65% for Class Z. This arrangement may be revised or discontinued at any time.

Annual Report 2015
30

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(25,898)
Accumulated net realized loss	25,898

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$4,227,532	$4,194,331

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,004,772
Capital loss carryforwards	(10,116,156)
Net unrealized appreciation	$98,006,201

At February 28, 2015, the cost of investments for federal income tax purposes was $368,393,277 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$100,704,197
Unrealized depreciation	(2,697,996)
Net unrealized appreciation	$98,006,201

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	10,116,156

For the year ended February 28, 2015, $33,622,817 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $426,887,563 and $296,660,693, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, one unaffiliated shareholder of record owned 65.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the

Annual Report 2015
31

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
32

COLUMBIA LARGE CAP ENHANCED CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Enhanced Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
33

COLUMBIA LARGE CAP ENHANCED CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2015
34

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
35

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
36

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
37

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
38

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
39

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
40

COLUMBIA LARGE CAP ENHANCED CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
41

Columbia Large Cap Enhanced Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN173_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA LARGE CAP INDEX FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LARGE CAP INDEX FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Index Fund (the Fund) Class A shares returned 14.98% for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the unmanaged S&P 500 Index, which returned 15.51% for the same period.

■  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	14.98	15.68	7.56
Class B*	09/23/05
Excluding sales charges		14.20	14.84	6.78
Including sales charges		9.20	14.61	6.78
Class I*	11/16/11	15.27	15.96	7.79
Class R5*	11/08/12	15.25	15.98	7.83
Class Z	12/15/93	15.27	15.98	7.83
S&P 500 Index		15.51	16.18	7.99

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Christopher Lo, CFA*

Vadim Shteyn

*Effective December 3, 2014, Christopher Lo was added as a Portfolio Manager to the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
Apple, Inc.	4.0
Exxon Mobil Corp.	2.0
Microsoft Corp.	1.9
Johnson & Johnson	1.5
Berkshire Hathaway, Inc., Class B	1.4
General Electric Co.	1.4
Wells Fargo & Co.	1.4
Procter & Gamble Co. (The)	1.2
JPMorgan Chase & Co.	1.2
Pfizer, Inc.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 14.98%. The Fund underperformed its benchmark, the unmanaged S&P 500 Index, which increased 15.51% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

U.S. Equity Market Posted Strong Gains

The S&P 500 Index posted healthy double-digit gains during the annual period, achieving new highs and broad market participation, even as significant shifts were seen in the business world and wider society.

A torrent of corporate mergers helped drive stocks higher. Alibaba, the dominant Chinese online retailer, executed the largest Initial Public Offering ever in September 2014. A near halving in the price of crude oil during the annual period was bad news for many energy companies, but the decline in the cost of fuel was a boon for airlines. Volatility heightened in the second half of 2014 and into January 2015, as concerns about global economic growth, emerging markets' health, geopolitical tensions and plunging oil prices had investors on edge. A stronger U.S. dollar also led to many companies missing fourth quarter 2014 earnings or reducing forward estimates. After declining in January 2015, the S&P 500 Index again gained ground in February 2015, enjoying its best monthly performance since November 2011. Also, after an 18-month run of posting at least one new closing high per month from July 2013 to December 2014 and then taking a breather in January, the S&P 500 Index posted four new closing highs in February 2015. As the market moved higher, volatility moved lower, as concerns about Greece and Ukraine declined and corporate earnings improved. Still, for the annual period as a whole, investors generally rotated toward traditionally defensive sectors, such as consumer staples and healthcare, helped in part by the steady decline in long-term interest rates. More cyclical sectors, such as materials and industrials, were not in favor overall.

S&P 500 Index Enjoyed Broad-Based Gains

Nine of the ten sectors of the S&P 500 Index posted positive returns during the 12 months ended February 28, 2015, with energy being the sole sector posting negative returns. In terms of total return, healthcare, information technology and consumer staples were the best relative performers. On the basis of impact, which takes weightings and total returns into account, information technology, healthcare and financials were the biggest contributors to the index's return. The top performing industries for the annual period were computers and peripherals, airlines, healthcare providers and services, semiconductors and semiconductor equipment and specialty retail.

Conversely, energy, materials and industrials, each traditionally considered a more cyclical sector, were the weakest sectors from a total return perspective. On the basis of impact, energy, telecommunication services and materials were the weakest. The worst performing industries for the annual period were independent power and renewable electricity producers, leisure products, trading companies and distributors, energy equipment and services and construction and engineering.

Annual Report 2015
4

COLUMBIA LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top individual contributors within the S&P 500 Index included information technology giants Apple, Microsoft and Intel; diversified conglomerate Berkshire Hathaway Class B; and financials company Wells Fargo. Top detractors were information technology companies Google and International Business Machines; energy-related companies Exxon Mobil and Halliburton; and gold and copper mining company Freeport-McMoRan Copper & Gold.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the annual period, there were 18 additions and 16 deletions to the index and the Fund's portfolio. Among those stocks added to the index and Fund were consumer staples firm Keurig Green Mountain; information technology companies Google and Avago Technologies; healthcare companies Mallinckrodt, Universal Health Services, Endo International and HCA Holdings; financials firms Navient and Affiliated Managers Group; consumer discretionary companies Under Armour and Royal Caribbean Cruises; and industrials company United Rentals.

Deletions included energy companies WPX Energy, Rowan and Peabody Energy; consumer staples companies Beam Suntory and Safeway; consumer discretionary companies International Game Technology and Graham Holdings; materials firms Cliffs Natural Resources, United States Steel and Bemis; and healthcare companies Forest Laboratories and Covidien.

Looking Ahead

At this time, we do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

From a broad perspective, the Federal Reserve has given strong signals that economic growth in the U.S. has reached self-sustaining momentum and no longer needs unconventional efforts to support the expansion. We believe several factors support this view. First, the rapid drop in oil prices may act as a significant short-term boost to global economic growth. Second, we believe consumer spending, which currently accounts for approximately 68% of U.S. gross domestic product, should remain relatively healthy, and, in our view, could even accelerate. Third, the economic expansion appears to be in a phase of higher capital expenditures, or capex. Investment-led expansions tend to last longer than those that are led by consumer spending. At the end of the annual period, capacity utilization, a capex leading indicator, was nearing the critical 80% level, which has historically meant demand is sufficiently high to warrant the expansion of capital investments. Further, prior underinvestment in fixed assets and the old age of those assets may suggest a sustained expansion in capex. As the Fund seeks to closely approximate the performance of the S&P 500 Index, we will continue to match its industry and risk characteristics by investing primarily in the securities that comprise the index.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	95.3
Consumer Discretionary	11.9
Consumer Staples	9.3
Energy	7.7
Financials	15.3
Health Care	14.1
Industrials	9.8
Information Technology	19.0
Materials	3.1
Telecommunication Services	2.2
Utilities	2.9
Money Market Funds	4.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund's net value will generally decline when the performance of its targeted index declines. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA LARGE CAP INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.80	1,022.69	2.31	2.27	0.45
Class B	1,000.00	1,000.00	1,055.20	1,018.95	6.15	6.04	1.20
Class I	1,000.00	1,000.00	1,060.20	1,023.93	1.03	1.01	0.20
Class R5	1,000.00	1,000.00	1,060.10	1,023.93	1.03	1.01	0.20
Class Z	1,000.00	1,000.00	1,060.10	1,023.93	1.03	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.9%
Auto Components 0.4%
BorgWarner, Inc.	42,929	2,638,416
Delphi Automotive PLC	55,907	4,407,708
Goodyear Tire & Rubber Co. (The)	51,835	1,385,550
Johnson Controls, Inc.	125,773	6,390,526
Total		14,822,200
Automobiles 0.6%
Ford Motor Co.	726,596	11,872,579
General Motors Co.	254,804	9,506,737
Harley-Davidson, Inc.	40,439	2,570,707
Total		23,950,023
Distributors 0.1%
Genuine Parts Co.	28,868	2,773,637
Diversified Consumer Services 0.1%
H&R Block, Inc.	51,945	1,773,922
Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	85,032	3,740,558
Chipotle Mexican Grill, Inc.(a)	5,864	3,899,384
Darden Restaurants, Inc.	23,434	1,499,776
Marriott International, Inc., Class A	40,122	3,334,138
McDonald's Corp.	183,726	18,170,501
Royal Caribbean Cruises Ltd.	31,530	2,409,523
Starbucks Corp.	141,262	13,205,878
Starwood Hotels & Resorts Worldwide, Inc.	33,702	2,707,282
Wyndham Worldwide Corp.	23,273	2,129,014
Wynn Resorts Ltd.	15,293	2,179,252
Yum! Brands, Inc.	82,605	6,700,092
Total		59,975,398
Household Durables 0.4%
D.R. Horton, Inc.	62,640	1,710,698
Garmin Ltd.	22,737	1,128,437
Harman International Industries, Inc.	12,945	1,786,281
Leggett & Platt, Inc.	25,982	1,170,489
Lennar Corp., Class A	33,710	1,692,579
Mohawk Industries, Inc.(a)	11,710	2,158,738
Newell Rubbermaid, Inc.	51,186	2,011,098
PulteGroup, Inc.	63,009	1,421,483
Whirlpool Corp.	14,689	3,113,334
Total		16,193,137

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet & Catalog Retail 1.3%
Amazon.com, Inc.(a)	71,681	27,250,249
Expedia, Inc.	18,629	1,709,211
Netflix, Inc.(a)	11,372	5,400,676
Priceline Group, Inc. (The)(a)	9,889	12,237,440
TripAdvisor, Inc.(a)	21,046	1,878,355
Total		48,475,931
Leisure Products 0.1%
Hasbro, Inc.	21,347	1,330,238
Mattel, Inc.	63,965	1,683,559
Total		3,013,797
Media 3.4%
Cablevision Systems Corp., Class A	41,333	776,234
CBS Corp., Class B Non Voting	90,013	5,319,768
Comcast Corp., Class A	486,371	28,880,710
DIRECTV(a)	94,816	8,400,698
Discovery Communications, Inc., Class A(a)	28,032	905,434
Discovery Communications, Inc., Class C(a)	51,582	1,573,767
Gannett Co., Inc.	42,640	1,509,456
Interpublic Group of Companies, Inc. (The)	78,945	1,760,473
News Corp., Class A(a)	94,191	1,627,149
Omnicom Group, Inc.	46,853	3,726,688
Scripps Networks Interactive, Inc., Class A	19,167	1,385,774
Time Warner Cable, Inc.	52,958	8,158,180
Time Warner, Inc.	158,287	12,957,374
Twenty-First Century Fox, Inc., Class A	350,054	12,251,890
Viacom, Inc., Class B	69,751	4,878,385
Walt Disney Co. (The)	294,514	30,653,017
Total		124,764,997
Multiline Retail 0.7%
Dollar General Corp.(a)	57,286	4,160,109
Dollar Tree, Inc.(a)	38,828	3,093,815
Family Dollar Stores, Inc.	18,122	1,426,926
Kohl's Corp.	38,145	2,815,101
Macy's, Inc.	65,176	4,153,015
Nordstrom, Inc.	26,567	2,136,784
Target Corp.	120,243	9,238,270
Total		27,024,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 2.4%
AutoNation, Inc.(a)	14,089	866,474
AutoZone, Inc.(a)	6,037	3,879,859
Bed Bath & Beyond, Inc.(a)	34,971	2,610,935
Best Buy Co., Inc.	54,969	2,094,319
CarMax, Inc.(a)	40,665	2,729,028
GameStop Corp., Class A	20,492	757,589
Gap, Inc. (The)	50,390	2,096,224
Home Depot, Inc. (The)	248,802	28,550,030
L Brands, Inc.	46,406	4,262,855
Lowe's Companies, Inc.	183,668	13,607,962
O'Reilly Automotive, Inc.(a)	19,154	3,986,522
PetSmart, Inc.	18,776	1,556,718
Ross Stores, Inc.	39,607	4,190,817
Staples, Inc.	120,778	2,024,843
Tiffany & Co.	21,254	1,875,028
TJX Companies, Inc. (The)	130,053	8,926,838
Tractor Supply Co.	25,660	2,261,159
Urban Outfitters, Inc.(a)	18,895	736,149
Total		87,013,349
Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	52,034	2,266,081
Fossil Group, Inc.(a)	8,491	730,311
Michael Kors Holdings Ltd.(a)	38,880	2,620,901
Nike, Inc., Class B	131,749	12,795,463
PVH Corp.	15,565	1,658,139
Ralph Lauren Corp.	11,430	1,570,596
Under Armour, Inc., Class A(a)	31,470	2,423,505
VF Corp.	65,227	5,000,302
Total		29,065,298
Total Consumer Discretionary		438,845,709
CONSUMER STAPLES 9.3%
Beverages 2.1%
Brown-Forman Corp., Class B	29,549	2,709,348
Coca-Cola Co. (The)	744,214	32,224,466
Coca-Cola Enterprises, Inc.	41,990	1,939,938
Constellation Brands, Inc., Class A(a)	31,672	3,633,412
Dr. Pepper Snapple Group, Inc.	36,714	2,892,696
Molson Coors Brewing Co., Class B	30,079	2,282,695

Common Stocks (continued)

Issuer	Shares	Value ($)
Monster Beverage Corp.(a)	27,223	3,841,710
PepsiCo, Inc.	282,537	27,965,512
Total		77,489,777
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	82,648	12,145,950
CVS Health Corp.	216,428	22,480,377
Kroger Co. (The)	92,702	6,595,747
SYSCO Corp.	110,979	4,327,071
Wal-Mart Stores, Inc.	298,156	25,024,233
Walgreens Boots Alliance, Inc.	164,217	13,643,149
Whole Foods Market, Inc.	67,915	3,836,518
Total		88,053,045
Food Products 1.5%
Archer-Daniels-Midland Co.	121,547	5,819,670
Campbell Soup Co.	33,816	1,575,487
ConAgra Foods, Inc.	80,202	2,805,466
General Mills, Inc.	113,989	6,131,468
Hershey Co. (The)	27,938	2,899,406
Hormel Foods Corp.	25,372	1,484,516
JM Smucker Co. (The)	19,211	2,215,989
Kellogg Co.	47,599	3,069,184
Keurig Green Mountain, Inc.	22,950	2,927,961
Kraft Foods Group, Inc.	111,173	7,121,742
McCormick & Co., Inc.	24,393	1,838,744
Mead Johnson Nutrition Co.	38,133	3,994,813
Mondelez International, Inc., Class A	317,162	11,714,379
Tyson Foods, Inc., Class A	55,322	2,285,352
Total		55,884,177
Household Products 1.7%
Clorox Co. (The)	24,439	2,655,053
Colgate-Palmolive Co.	161,750	11,455,135
Kimberly-Clark Corp.	70,304	7,709,536
Procter & Gamble Co. (The)	510,130	43,427,367
Total		65,247,091
Personal Products 0.1%
Avon Products, Inc.	82,069	698,407
Estee Lauder Companies, Inc. (The), Class A	42,293	3,496,363
Total		4,194,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.5%
Altria Group, Inc.	373,128	21,003,375
Lorillard, Inc.	67,956	4,649,550
Philip Morris International, Inc.	293,327	24,334,408
Reynolds American, Inc.	58,175	4,399,193
Total		54,386,526
Total Consumer Staples		345,255,386
ENERGY 7.8%
Energy Equipment & Services 1.3%
Baker Hughes, Inc.	81,697	5,106,880
Cameron International Corp.(a)	37,266	1,754,483
Diamond Offshore Drilling, Inc.	12,698	386,400
Ensco PLC, Class A	44,245	1,082,675
FMC Technologies, Inc.(a)	44,136	1,762,351
Halliburton Co.	159,982	6,869,627
Helmerich & Payne, Inc.	20,433	1,370,237
Nabors Industries Ltd.	54,642	699,964
National Oilwell Varco, Inc.	81,297	4,418,492
Noble Corp. PLC	47,580	791,731
Schlumberger Ltd.	242,930	20,444,989
Transocean Ltd.	64,280	1,036,836
Total		45,724,665
Oil, Gas & Consumable Fuels 6.5%
Anadarko Petroleum Corp.	95,614	8,053,567
Apache Corp.	71,075	4,679,578
Cabot Oil & Gas Corp.	77,983	2,261,507
Chesapeake Energy Corp.	97,950	1,633,806
Chevron Corp.	356,895	38,073,559
Cimarex Energy Co.	16,475	1,806,978
ConocoPhillips	232,374	15,150,785
CONSOL Energy, Inc.	43,458	1,399,348
Denbury Resources, Inc.	66,563	559,129
Devon Energy Corp.	72,594	4,471,064
EOG Resources, Inc.	103,459	9,282,341
EQT Corp.	28,615	2,283,763
Exxon Mobil Corp.(b)	799,425	70,781,089
Hess Corp.	47,972	3,601,738
Kinder Morgan, Inc.	320,773	13,154,901
Marathon Oil Corp.	127,410	3,549,643

Common Stocks (continued)

Issuer	Shares	Value ($)
Marathon Petroleum Corp.	52,885	5,552,925
Murphy Oil Corp.	31,493	1,602,679
Newfield Exploration Co.(a)	30,055	992,717
Noble Energy, Inc.	71,985	3,399,852
Occidental Petroleum Corp.	146,399	11,401,554
ONEOK, Inc.	39,317	1,740,170
Phillips 66	104,495	8,198,678
Pioneer Natural Resources Co.	28,121	4,289,015
QEP Resources, Inc.	31,296	672,238
Range Resources Corp.	31,859	1,578,295
Southwestern Energy Co.(a)	71,585	1,795,352
Spectra Energy Corp.	126,666	4,495,376
Tesoro Corp.	23,828	2,188,363
Valero Energy Corp.	98,398	6,070,173
Williams Companies, Inc. (The)	127,005	6,228,325
Total		240,948,508
Total Energy		286,673,173
FINANCIALS 15.2%
Banks 5.5%
Bank of America Corp.	1,985,377	31,388,810
BB&T Corp.	135,977	5,173,925
Citigroup, Inc.	571,931	29,980,623
Comerica, Inc.	33,915	1,552,629
Fifth Third Bancorp	155,568	3,011,796
Huntington Bancshares, Inc.	153,772	1,682,266
JPMorgan Chase & Co.	705,737	43,247,563
KeyCorp	163,550	2,278,252
M&T Bank Corp.	24,947	3,018,587
PNC Financial Services Group, Inc. (The)	99,355	9,136,686
Regions Financial Corp.	259,863	2,497,283
SunTrust Banks, Inc.	98,450	4,036,450
U.S. Bancorp	337,810	15,069,704
Wells Fargo & Co.	891,234	48,830,711
Zions Bancorporation	38,321	1,024,512
Total		201,929,797
Capital Markets 2.1%
Affiliated Managers Group, Inc.(a)	10,495	2,271,328
Ameriprise Financial, Inc.(c)	34,836	4,655,135
Bank of New York Mellon Corp. (The)	212,527	8,318,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
BlackRock, Inc.	24,057	8,935,251
Charles Schwab Corp. (The)	216,945	6,365,166
E*TRADE Financial Corp.(a)	54,519	1,419,402
Franklin Resources, Inc.	74,015	3,984,227
Goldman Sachs Group, Inc. (The)	76,471	14,513,431
Invesco Ltd.	81,348	3,275,884
Legg Mason, Inc.	18,954	1,085,496
Morgan Stanley	288,240	10,316,110
Northern Trust Corp.	41,782	2,917,637
State Street Corp.	78,816	5,867,851
T. Rowe Price Group, Inc.	48,980	4,045,748
Total		77,970,973
Consumer Finance 0.8%
American Express Co.	167,981	13,705,569
Capital One Financial Corp.	104,952	8,260,772
Discover Financial Services	85,609	5,220,437
Navient Corp.	77,455	1,657,537
Total		28,844,315
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B(a)	344,270	50,748,841
CME Group, Inc.	59,766	5,733,352
Intercontinental Exchange, Inc.	21,281	5,008,696
Leucadia National Corp.	59,814	1,419,386
McGraw Hill Financial, Inc.	51,264	5,285,318
Moody's Corp.	34,656	3,359,553
NASDAQ OMX Group, Inc. (The)	22,153	1,111,195
Total		72,666,341
Insurance 2.5%
ACE Ltd.	62,637	7,141,244
Aflac, Inc.	85,059	5,294,923
Allstate Corp. (The)	79,187	5,590,602
American International Group, Inc.	264,298	14,623,608
Aon PLC	53,819	5,401,275
Assurant, Inc.	13,254	812,073
Chubb Corp. (The)	44,515	4,471,532
Cincinnati Financial Corp.	27,780	1,465,673
Genworth Financial, Inc., Class A(a)	93,763	726,663
Hartford Financial Services Group, Inc. (The)	81,448	3,336,110

Common Stocks (continued)

Issuer	Shares	Value ($)
Lincoln National Corp.	49,051	2,827,300
Loews Corp.	56,509	2,317,434
Marsh & McLennan Companies, Inc.	102,105	5,808,753
MetLife, Inc.	214,468	10,901,408
Principal Financial Group, Inc.	51,570	2,638,837
Progressive Corp. (The)	100,992	2,691,437
Prudential Financial, Inc.	86,453	6,989,725
Torchmark Corp.	24,286	1,293,230
Travelers Companies, Inc. (The)	62,564	6,721,876
Unum Group	47,562	1,596,181
XL Group PLC	48,710	1,763,302
Total		94,413,186
Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	79,268	7,858,629
Apartment Investment & Management Co., Class A	29,149	1,098,334
AvalonBay Communities, Inc.	24,927	4,196,211
Boston Properties, Inc.	28,893	3,970,187
Crown Castle International Corp.	63,023	5,439,515
Equity Residential	68,405	5,269,237
Essex Property Trust, Inc.	12,060	2,682,506
General Growth Properties, Inc.	118,465	3,436,670
HCP, Inc.	86,713	3,673,163
Health Care REIT, Inc.	65,068	5,017,393
Host Hotels & Resorts, Inc.	142,985	3,002,685
Iron Mountain, Inc.	35,196	1,293,453
Kimco Realty Corp.	77,661	2,040,931
Macerich Co. (The)	26,578	2,223,250
Plum Creek Timber Co., Inc.	33,206	1,442,469
ProLogis, Inc.	94,394	4,031,568
Public Storage	27,403	5,404,420
Simon Property Group, Inc.	58,665	11,167,469
Ventas, Inc.	60,463	4,502,680
Vornado Realty Trust	32,965	3,627,469
Weyerhaeuser Co.	98,986	3,475,398
Total		84,853,637
Real Estate Management & Development —%
CBRE Group, Inc., Class A(a)	52,795	1,808,757

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance —%
Hudson City Bancorp, Inc.	90,834	886,540
People's United Financial, Inc.	58,150	879,809
Total		1,766,349
Total Financials		564,253,355
HEALTH CARE 14.0%
Biotechnology 2.9%
Alexion Pharmaceuticals, Inc.(a)	37,443	6,753,594
Amgen, Inc.	143,603	22,649,065
Biogen Idec, Inc.(a)	44,595	18,265,666
Celgene Corp.(a)	150,783	18,324,658
Gilead Sciences, Inc.(a)	284,826	29,488,036
Regeneron Pharmaceuticals, Inc.(a)	13,999	5,793,346
Vertex Pharmaceuticals, Inc.(a)	45,410	5,423,316
Total		106,697,681
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	284,286	13,466,628
Baxter International, Inc.	102,329	7,076,050
Becton Dickinson and Co.	36,251	5,318,747
Boston Scientific Corp.(a)	250,424	4,232,166
CareFusion Corp.(a)	38,488	2,312,359
CR Bard, Inc.	14,141	2,391,809
DENTSPLY International, Inc.	26,728	1,416,851
Edwards Lifesciences Corp.(a)	20,206	2,687,802
Intuitive Surgical, Inc.(a)	6,837	3,418,500
Medtronic PLC	267,533	20,757,885
St. Jude Medical, Inc.	53,969	3,598,653
Stryker Corp.	56,423	5,346,079
Varian Medical Systems, Inc.(a)	18,873	1,754,623
Zimmer Holdings, Inc.	31,974	3,849,350
Total		77,627,502
Health Care Providers & Services 2.4%
Aetna, Inc.	66,400	6,610,120
AmerisourceBergen Corp.	39,212	4,029,425
Anthem, Inc.	50,964	7,463,678
Cardinal Health, Inc.	62,491	5,498,583
CIGNA Corp.	49,390	6,007,306
DaVita HealthCare Partners, Inc.(a)	32,459	2,421,441

Common Stocks (continued)

Issuer	Shares	Value ($)
Express Scripts Holding Co.(a)	138,557	11,748,248
Five Star Quality Care, Inc.(d)(e)	—	1
HCA Holdings, Inc.(a)	57,260	4,096,380
Humana, Inc.	28,958	4,760,116
Laboratory Corp. of America Holdings(a)	18,818	2,315,179
McKesson Corp.	43,777	10,011,800
Patterson Companies, Inc.	16,162	809,312
Quest Diagnostics, Inc.	27,293	1,914,331
Tenet Healthcare Corp.(a)	18,560	859,328
UnitedHealth Group, Inc.	181,198	20,589,529
Universal Health Services, Inc., Class B	17,190	1,948,486
Total		91,083,263
Health Care Technology 0.1%
Cerner Corp.(a)	57,386	4,135,235
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	62,958	2,657,457
PerkinElmer, Inc.	21,315	1,001,805
Thermo Fisher Scientific, Inc.	75,525	9,818,250
Waters Corp.(a)	15,728	1,893,337
Total		15,370,849
Pharmaceuticals 6.1%
AbbVie, Inc.	300,797	18,198,219
Actavis PLC(a)	50,052	14,583,151
Allergan, Inc.	56,250	13,091,625
Bristol-Myers Squibb Co.	313,160	19,077,707
Eli Lilly & Co.	184,988	12,980,608
Endo International PLC(a)	31,370	2,685,272
Hospira, Inc.(a)	31,938	2,795,853
Johnson & Johnson	528,434	54,169,769
Mallinckrodt PLC(a)	21,950	2,562,004
Merck & Co., Inc.	538,223	31,507,574
Mylan NV	70,651	4,050,069
Perrigo Co. PLC	26,569	4,104,113
Pfizer, Inc.	1,189,497	40,823,537
Zoetis, Inc.	94,647	4,362,280
Total		224,991,781
Total Health Care		519,906,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 9.8%
Aerospace & Defense 2.6%
Boeing Co. (The)	125,182	18,883,705
General Dynamics Corp.	59,433	8,248,112
Honeywell International, Inc.	147,792	15,190,062
L-3 Communications Holdings, Inc.	16,074	2,080,458
Lockheed Martin Corp.	50,702	10,142,935
Northrop Grumman Corp.	38,130	6,318,522
Precision Castparts Corp.	26,916	5,821,931
Raytheon Co.	58,204	6,330,849
Rockwell Collins, Inc.	25,107	2,236,531
Textron, Inc.	52,120	2,309,437
United Technologies Corp.	160,057	19,512,549
Total		97,075,091
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	27,627	2,052,686
Expeditors International of Washington, Inc.	36,433	1,759,714
FedEx Corp.	49,724	8,800,154
United Parcel Service, Inc., Class B	131,587	13,386,345
Total		25,998,899
Airlines 0.4%
Delta Air Lines, Inc.	158,005	7,034,383
Southwest Airlines Co.	128,151	5,541,249
Total		12,575,632
Building Products 0.1%
Allegion PLC	18,067	1,043,008
Masco Corp.	67,246	1,761,173
Total		2,804,181
Commercial Services & Supplies 0.4%
ADT Corp. (The)	32,947	1,292,181
Cintas Corp.	18,341	1,531,107
Pitney Bowes, Inc.	37,946	879,209
Republic Services, Inc.	47,666	1,950,493
Stericycle, Inc.(a)	16,035	2,164,244
Tyco International PLC	79,005	3,335,591
Waste Management, Inc.	80,399	4,380,137
Total		15,532,962

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 0.1%
Fluor Corp.	27,902	1,618,316
Jacobs Engineering Group, Inc.(a)	24,652	1,093,070
Quanta Services, Inc.(a)	41,087	1,182,484
Total		3,893,870
Electrical Equipment 0.5%
AMETEK, Inc.	46,420	2,466,759
Eaton Corp. PLC	89,601	6,362,567
Emerson Electric Co.	130,958	7,585,087
Rockwell Automation, Inc.	25,625	2,999,150
Total		19,413,563
Industrial Conglomerates 2.2%
3M Co.	120,983	20,403,783
Danaher Corp.	115,417	10,073,596
General Electric Co.	1,895,846	49,273,037
Roper Industries, Inc.	18,911	3,168,916
Total		82,919,332
Machinery 1.4%
Caterpillar, Inc.	114,301	9,475,553
Cummins, Inc.	32,067	4,560,889
Deere & Co.	67,663	6,130,268
Dover Corp.	31,225	2,249,761
Flowserve Corp.	25,744	1,599,475
Illinois Tool Works, Inc.	67,900	6,712,594
Ingersoll-Rand PLC	50,106	3,366,622
Joy Global, Inc.	18,536	821,516
PACCAR, Inc.	66,850	4,281,742
Pall Corp.	20,124	2,028,700
Parker-Hannifin Corp.	28,061	3,442,804
Pentair PLC	35,265	2,344,065
Snap-On, Inc.	10,978	1,616,291
Stanley Black & Decker, Inc.	29,564	2,907,324
Xylem, Inc.	34,345	1,226,116
Total		52,763,720
Professional Services 0.2%
Dun & Bradstreet Corp. (The)	6,788	899,274
Equifax, Inc.	22,769	2,125,942
Nielsen NV	61,140	2,764,139
Robert Half International, Inc.	25,654	1,589,522
Total		7,378,877

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 1.0%
CSX Corp.	187,923	6,447,638
Kansas City Southern	20,832	2,413,179
Norfolk Southern Corp.	58,431	6,378,328
Ryder System, Inc.	10,011	940,934
Union Pacific Corp.	167,848	20,185,400
Total		36,365,479
Trading Companies & Distributors 0.2%
Fastenal Co.	51,483	2,139,119
United Rentals, Inc.(a)	18,835	1,752,785
WW Grainger, Inc.	11,447	2,711,909
Total		6,603,813
Total Industrials		363,325,419
INFORMATION TECHNOLOGY 19.0%
Communications Equipment 1.6%
Cisco Systems, Inc.	965,399	28,488,925
F5 Networks, Inc.(a)	13,933	1,645,696
Harris Corp.	19,738	1,533,248
Juniper Networks, Inc.	72,686	1,737,922
Motorola Solutions, Inc.	36,001	2,445,908
QUALCOMM, Inc.	313,874	22,759,004
Total		58,610,703
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	58,418	3,298,280
Corning, Inc.	241,995	5,904,678
FLIR Systems, Inc.	26,594	858,454
TE Connectivity Ltd.	76,781	5,538,214
Total		15,599,626
Internet Software & Services 3.1%
Akamai Technologies, Inc.(a)	33,592	2,334,980
eBay, Inc.(a)	213,438	12,360,195
Facebook, Inc., Class A(a)	394,735	31,172,223
Google, Inc., Class A(a)	53,804	30,271,744
Google, Inc., Class C(a)	53,754	30,016,234
VeriSign, Inc.(a)	20,567	1,316,699
Yahoo!, Inc.(a)	166,339	7,365,491
Total		114,837,566

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 3.2%
Accenture PLC, Class A	118,462	10,665,134
Alliance Data Systems Corp.(a)	12,065	3,360,223
Automatic Data Processing, Inc.	91,010	8,085,328
Cognizant Technology Solutions Corp., Class A(a)	114,957	7,183,088
Computer Sciences Corp.	26,518	1,880,657
Fidelity National Information Services, Inc.	53,578	3,621,337
Fiserv, Inc.(a)	46,069	3,596,607
International Business Machines Corp.	173,762	28,139,018
MasterCard, Inc., Class A	185,010	16,674,951
Paychex, Inc.	61,649	3,072,278
Teradata Corp.(a)	28,873	1,285,426
Total System Services, Inc.	31,237	1,193,253
Visa, Inc., Class A	92,211	25,017,767
Western Union Co. (The)	98,654	1,925,726
Xerox Corp.	202,575	2,765,149
Total		118,465,942
Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	57,552	2,130,000
Analog Devices, Inc.	58,749	3,439,166
Applied Materials, Inc.	230,007	5,761,675
Avago Technologies Ltd.	47,735	6,091,941
Broadcom Corp., Class A	101,711	4,600,389
First Solar, Inc.(a)	14,185	847,483
Intel Corp.	912,790	30,350,267
KLA-Tencor Corp.	31,059	2,017,437
Lam Research Corp.	30,019	2,475,367
Linear Technology Corp.	45,043	2,170,397
Microchip Technology, Inc.	37,950	1,945,696
Micron Technology, Inc.(a)	202,651	6,215,306
NVIDIA Corp.	97,494	2,150,718
Texas Instruments, Inc.	199,419	11,725,837
Xilinx, Inc.	49,916	2,114,941
Total		84,036,620
Software 3.5%
Adobe Systems, Inc.(a)	89,443	7,074,941
Autodesk, Inc.(a)	42,958	2,759,622
CA, Inc.	60,469	1,966,452

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Citrix Systems, Inc.(a)	30,387	1,934,892
Electronic Arts, Inc.(a)	58,706	3,356,809
Intuit, Inc.	53,893	5,261,574
Microsoft Corp.	1,556,162	68,237,704
Oracle Corp.	610,700	26,760,874
Red Hat, Inc.(a)	35,461	2,451,064
salesforce.com, Inc.(a)	110,777	7,685,708
Symantec Corp.	130,290	3,278,097
Total		130,767,737
Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.	1,107,229	142,234,637
EMC Corp.	384,178	11,118,111
Hewlett-Packard Co.	352,323	12,274,933
NetApp, Inc.	58,849	2,274,514
SanDisk Corp.	41,650	3,329,085
Seagate Technology PLC	61,781	3,776,055
Western Digital Corp.	41,201	4,407,683
Total		179,415,018
Total Information Technology		701,733,212
MATERIALS 3.1%
Chemicals 2.3%
Air Products & Chemicals, Inc.	36,300	5,667,882
Airgas, Inc.	12,698	1,488,459
CF Industries Holdings, Inc.	9,377	2,871,519
Dow Chemical Co. (The)	209,137	10,297,906
Eastman Chemical Co.	28,047	2,088,379
Ecolab, Inc.	50,983	5,890,576
EI du Pont de Nemours & Co.	171,022	13,314,063
FMC Corp.	25,165	1,595,713
International Flavors & Fragrances, Inc.	15,286	1,863,822
LyondellBasell Industries NV, Class A	78,458	6,740,327
Monsanto Co.	91,392	11,006,338
Mosaic Co. (The)	59,573	3,172,858
PPG Industries, Inc.	25,912	6,099,166
Praxair, Inc.	55,012	7,036,035
Sherwin-Williams Co. (The)	15,396	4,390,939
Sigma-Aldrich Corp.	22,494	3,105,522
Total		86,629,504

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction Materials 0.1%
Martin Marietta Materials, Inc.	11,675	1,661,703
Vulcan Materials Co.	24,874	2,064,542
Total		3,726,245
Containers & Packaging 0.2%
Avery Dennison Corp.	17,199	921,006
Ball Corp.	25,857	1,854,205
MeadWestvaco Corp.	31,467	1,669,639
Owens-Illinois, Inc.(a)	31,132	814,413
Sealed Air Corp.	39,874	1,879,262
Total		7,138,525
Metals & Mining 0.4%
Alcoa, Inc.	222,555	3,291,588
Allegheny Technologies, Inc.	20,528	690,973
Freeport-McMoRan, Inc.	196,166	4,243,071
Newmont Mining Corp.	94,166	2,479,391
Nucor Corp.	60,215	2,831,911
Total		13,536,934
Paper & Forest Products 0.1%
International Paper Co.	79,975	4,511,390
Total Materials		115,542,598
TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	979,250	33,842,880
CenturyLink, Inc.	107,752	4,079,491
Frontier Communications Corp.	189,191	1,509,744
Level 3 Communications, Inc.(a)	52,635	2,834,921
Verizon Communications, Inc.	783,416	38,739,921
Windstream Holdings, Inc.	113,798	897,866
Total		81,904,823
Total Telecommunication Services		81,904,823
UTILITIES 2.9%
Electric Utilities 1.7%
American Electric Power Co., Inc.	92,355	5,317,801
Duke Energy Corp.	133,537	10,489,331
Edison International	61,521	3,952,724
Entergy Corp.	34,070	2,708,906
Eversource Energy	59,806	3,094,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Exelon Corp.	162,253	5,503,622
FirstEnergy Corp.	79,447	2,779,056
NextEra Energy, Inc.	82,393	8,524,380
Pepco Holdings, Inc.	47,554	1,290,616
Pinnacle West Capital Corp.	20,844	1,335,683
PPL Corp.	125,551	4,281,289
Southern Co. (The)	169,872	7,778,439
Xcel Energy, Inc.	95,456	3,367,688
Total		60,424,495
Gas Utilities —%
AGL Resources, Inc.	22,563	1,108,069
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	123,838	1,606,179
NRG Energy, Inc.	63,843	1,530,955
Total		3,137,134
Multi-Utilities 1.1%
Ameren Corp.	45,809	1,942,760
CenterPoint Energy, Inc.	81,134	1,686,776
CMS Energy Corp.	51,921	1,823,985
Consolidated Edison, Inc.	55,299	3,491,579
Dominion Resources, Inc.	110,240	7,947,201
DTE Energy Co.	33,407	2,740,376
Common Stocks (continued)

Issuer	Shares	Value ($)
Integrys Energy Group, Inc.	15,087	1,127,451
NiSource, Inc.	59,607	2,557,736
PG&E Corp.	89,689	4,818,990
Public Service Enterprise Group, Inc.	95,530	4,017,992
SCANA Corp.	26,901	1,532,012
Sempra Energy	43,638	4,721,632
TECO Energy, Inc.	44,295	869,511
Wisconsin Energy Corp.	42,565	2,169,964
Total		41,447,965
Total Utilities		106,117,663
Total Common Stocks (Cost: $2,133,171,657)		3,523,557,649

Money Market Funds 4.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(c)(f)	172,199,950	172,199,950
Total Money Market Funds (Cost: $172,199,950)		172,199,950
Total Investments (Cost: $2,305,371,607)		3,695,757,599
Other Assets & Liabilities, Net		7,538,071
Net Assets		3,703,295,670

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2015

At February 28, 2015, securities totaling $11,156,040 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	340	USD	178,738,000	03/2015	7,420,955	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	1,179,415	5,589	(197,896)	80,506	1,067,614	82,174	4,655,135
Columbia Short-Term Cash Fund	42,522,199	477,001,999	(347,324,248)	—	172,199,950	83,552	172,199,950
Total	43,701,614	477,007,588	(347,522,144)	80,506	173,267,564	165,726	176,855,085

(d)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2015 was $1, which represents less than 0.01% of net assets. Information concerning such security holdings at February 28, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Five Star Quality Care, Inc.	01/02/2002	2

(e)  Represents fractional shares.

(f)  The rate shown is the seven-day current annualized yield at February 28, 2015.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	438,845,709	—	—	438,845,709
Consumer Staples	345,255,386	—	—	345,255,386
Energy	286,673,173	—	—	286,673,173
Financials	564,253,355	—	—	564,253,355
Health Care	519,906,310	1	—	519,906,311
Industrials	363,325,419	—	—	363,325,419
Information Technology	701,733,212	—	—	701,733,212
Materials	115,542,598	—	—	115,542,598
Telecommunication Services	81,904,823	—	—	81,904,823
Utilities	106,117,663	—	—	106,117,663
Total Equity Securities	3,523,557,648	1	—	3,523,557,649
Mutual Funds
Money Market Funds	172,199,950	—	—	172,199,950
Total Mutual Funds	172,199,950	—	—	172,199,950
Investments in Securities	3,695,757,598	1	—	3,695,757,599
Derivatives
Assets
Futures Contracts	7,420,955	—	—	7,420,955
Total	3,703,178,553	1	—	3,703,178,554

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,132,104,043)	$3,518,902,514
Affiliated issuers (identified cost $173,267,564)	176,855,085
Total investments (identified cost $2,305,371,607)	3,695,757,599
Receivable for:
Investments sold	362,670
Capital shares sold	3,517,879
Dividends	7,602,920
Reclaims	664
Variation margin	47
Expense reimbursement due from Investment Manager	188
Total assets	3,707,241,967
Liabilities
Payable for:
Investments purchased	763,266
Capital shares purchased	2,370,341
Variation margin	604,482
Investment management fees	10,171
Distribution and/or service fees	7,742
Administration fees	10,171
Compensation of board members	179,299
Other expenses	825
Total liabilities	3,946,297
Net assets applicable to outstanding capital stock	$3,703,295,670
Represented by
Paid-in capital	$2,306,378,595
Undistributed net investment income	27,684,138
Accumulated net realized loss	(28,574,010)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,386,798,471
Investments — affiliated issuers	3,587,521
Futures contracts	7,420,955
Total — representing net assets applicable to outstanding capital stock	$3,703,295,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$1,126,444,056
Shares outstanding	27,743,823
Net asset value per share	$40.60
Class B
Net assets	$243,129
Shares outstanding	5,974
Net asset value per share	$40.70
Class I
Net assets	$2,873
Shares outstanding	70
Net asset value per share(a)	$40.78
Class R5
Net assets	$170,244,202
Shares outstanding	4,122,688
Net asset value per share	$41.29
Class Z
Net assets	$2,406,361,410
Shares outstanding	59,003,846
Net asset value per share	$40.78

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$86,407,170
Dividends — affiliated issuers	165,726
Interest	16
Foreign taxes withheld	(7,707)
Total income	86,565,205
Expenses:
Investment management fees	3,376,904
Distribution and/or service fees
Class A	2,317,373
Class B	2,433
Administration fees	3,376,904
Compensation of board members	66,045
Other	11,688
Total expenses	9,151,347
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(77,734)
Expense reductions	(5,884)
Total net expenses	9,067,729
Net investment income	77,497,476
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,046,665
Investments — affiliated issuers	80,506
Futures contracts	8,931,997
Net realized gain	13,059,168
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	387,117,354
Investments — affiliated issuers	800,681
Futures contracts	6,784,911
Net change in unrealized appreciation	394,702,946
Net realized and unrealized gain	407,762,114
Net increase in net assets resulting from operations	$485,259,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$77,497,476	$51,430,402
Net realized gain	13,059,168	6,747,490
Net change in unrealized appreciation	394,702,946	567,426,528
Net increase in net assets resulting from operations	485,259,590	625,604,420
Distributions to shareholders
Net investment income
Class A	(14,829,787)	(10,466,528)
Class B	(1,921)	(2,117)
Class I	(49)	(61)
Class R5	(2,613,002)	(1,139,886)
Class Z	(39,992,685)	(37,934,014)
Net realized gains
Class A	(398,619)	—
Class B	(96)	—
Class I	(1)	—
Class R5	(61,227)	—
Class Z	(899,951)	—
Total distributions to shareholders	(58,797,338)	(49,542,606)
Increase in net assets from capital stock activity	73,317,379	121,836,159
Total increase in net assets	499,779,631	697,897,973
Net assets at beginning of year	3,203,516,039	2,505,618,066
Net assets at end of year	$3,703,295,670	$3,203,516,039
Undistributed net investment income	$27,684,138	$8,262,504

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	12,232,068	466,788,193	9,195,065	304,489,416
Distributions reinvested	367,515	14,549,403	292,428	9,969,572
Redemptions	(7,070,021)	(270,204,930)	(5,931,914)	(194,976,467)
Net increase	5,529,562	211,132,666	3,555,579	119,482,521
Class B shares
Subscriptions	284	10,627	77	2,589
Distributions reinvested	48	1,904	58	1,986
Redemptions(a)	(1,627)	(59,770)	(7,445)	(229,990)
Net decrease	(1,295)	(47,239)	(7,310)	(225,415)
Class I shares
Redemptions	(33)	(1,200)	—	—
Net increase (decrease)	(33)	(1,200)	—	—
Class R5 shares
Subscriptions	2,040,503	78,666,552	2,961,184	100,202,156
Distributions reinvested	62,516	2,517,400	29,415	1,037,128
Redemptions	(681,138)	(26,562,692)	(289,884)	(10,149,666)
Net increase	1,421,881	54,621,260	2,700,715	91,089,618
Class Z shares
Subscriptions	10,922,158	418,946,102	12,109,711	403,555,317
Distributions reinvested	798,567	31,695,172	848,375	29,003,243
Redemptions	(16,830,574)	(643,029,382)	(15,825,212)	(521,069,125)
Net decrease	(5,109,849)	(192,388,108)	(2,867,126)	(88,510,565)
Total net increase	1,840,266	73,317,379	3,381,858	121,836,159

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$35.85		$29.16		$26.35		$25.62		$21.30
Income from investment operations:
Net investment income	0.83		0.53		0.50		0.42		0.37
Net realized and unrealized gain	4.52		6.67		2.88		0.74		4.30
Total from investment operations	5.35		7.20		3.38		1.16		4.67
Less distributions to shareholders:
Net investment income	(0.58)		(0.51)		(0.57)		(0.43)		(0.35)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.60)		(0.51)		(0.57)		(0.43)		(0.35)
Net asset value, end of period	$40.60		$35.85		$29.16		$26.35		$25.62
Total return	14.98%		24.80%		12.98%		4.67%		22.09%
Ratios to average net assets(a)
Total gross expenses	0.45%		0.45%		0.45	%(b)	0.45%		0.45%
Total net expenses(c)	0.45	%(d)	0.45	%(d)	0.44	%(b)(d)	0.42	%(d)	0.39%
Net investment income	2.18%		1.63%		1.85%		1.72%		1.64%
Supplemental data
Net assets, end of period (in thousands)	$1,126,444		$796,430		$544,128		$472,381		$383,538
Portfolio turnover	5%		3%		7%		6%		2%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$35.93		$29.24		$26.44		$25.70		$21.37
Income from investment operations:
Net investment income	0.50		0.28		0.28		0.22		0.20
Net realized and unrealized gain	4.59		6.69		2.89		0.76		4.32
Total from investment operations	5.09		6.97		3.17		0.98		4.52
Less distributions to shareholders:
Net investment income	(0.30)		(0.28)		(0.37)		(0.24)		(0.19)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.32)		(0.28)		(0.37)		(0.24)		(0.19)
Net asset value, end of period	$40.70		$35.93		$29.24		$26.44		$25.70
Total return	14.20%		23.88%		12.08%		3.90%		21.22%
Ratios to average net assets(a)
Total gross expenses	1.20%		1.20%		1.20	%(b)	1.20%		1.20%
Total net expenses(c)	1.20	%(d)	1.20	%(d)	1.18	%(b)(d)	1.17	%(d)	1.14%
Net investment income	1.31%		0.86%		1.04%		0.90%		0.87%
Supplemental data
Net assets, end of period (in thousands)	$243		$261		$426		$1,305		$3,550
Portfolio turnover	5%		3%		7%		6%		2%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,
Class I	2015	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$36.01	$29.28	$26.45		$24.22
Income from investment operations:
Net investment income	0.89	0.62	0.57		0.15
Net realized and unrealized gain	4.59	6.70	2.89		2.49
Total from investment operations	5.48	7.32	3.46		2.64
Less distributions to shareholders:
Net investment income	(0.69)	(0.59)	(0.63)		(0.41)
Net realized gains	(0.02)	—	—		—
Total distributions to shareholders	(0.71)	(0.59)	(0.63)		(0.41)
Net asset value, end of period	$40.78	$36.01	$29.28		$26.45
Total return	15.27%	25.12%	13.28%		11.08%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.22%	0.22	%(c)	0.15	%(d)
Total net expenses(e)	0.20%	0.20%	0.19	%(c)	0.15	%(d)
Net investment income	2.33%	1.88%	2.09%		2.06	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$4	$3		$3
Portfolio turnover	5%	3%	7%		6%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$36.45	$29.63	$27.28
Income from investment operations:
Net investment income	0.94	0.68	0.21
Net realized and unrealized gain	4.60	6.74	2.68
Total from investment operations	5.54	7.42	2.89
Less distributions to shareholders:
Net investment income	(0.68)	(0.60)	(0.54)
Net realized gains	(0.02)	—	—
Total distributions to shareholders	(0.70)	(0.60)	(0.54)
Net asset value, end of period	$41.29	$36.45	$29.63
Total return	15.25%	25.14%	10.73%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.20%	0.14	%(c)
Total net expenses(d)	0.20%	0.20%	0.14	%(c)
Net investment income	2.44%	1.96%	2.48	%(c)
Supplemental data
Net assets, end of period (in thousands)	$170,244	$98,439	$3
Portfolio turnover	5%	3%	7%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$36.00		$29.28		$26.45		$25.72		$21.37
Income from investment operations:
Net investment income	0.89		0.62		0.57		0.48		0.43
Net realized and unrealized gain	4.59		6.69		2.89		0.74		4.33
Total from investment operations	5.48		7.31		3.46		1.22		4.76
Less distributions to shareholders:
Net investment income	(0.68)		(0.59)		(0.63)		(0.49)		(0.41)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.70)		(0.59)		(0.63)		(0.49)		(0.41)
Net asset value, end of period	$40.78		$36.00		$29.28		$26.45		$25.72
Total return	15.27%		25.09%		13.28%		4.91%		22.44%
Ratios to average net assets(a)
Total gross expenses	0.20%		0.20%		0.20	%(b)	0.20%		0.20%
Total net expenses(c)	0.20	%(d)	0.20	%(d)	0.19	%(b)(d)	0.16	%(d)	0.14%
Net investment income	2.33%		1.88%		2.06%		1.95%		1.88%
Supplemental data
Net assets, end of period (in thousands)	$2,406,361		$2,308,382		$1,961,058		$3,148,041		$3,050,979
Portfolio turnover	5%		3%		7%		6%		2%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial

Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair

Annual Report 2015
29

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2015
30

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	7,420,955*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015
31

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	8,931,997
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	6,784,911

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	106,453,856

*Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each

Annual Report 2015
32

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, taxes, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation expenses.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $6,054.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum

Annual Report 2015
33

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

account balance fees reduced total expenses of the Fund by $5,884.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2015
Class A	0.45%
Class B	1.20
Class I	0.20
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(638,398)
Accumulated net realized loss	638,398
Paid-in capital	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$58,797,338	$49,542,606

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2015
34

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$37,116,430
Net unrealized appreciation	1,359,950,591

At February 28, 2015, the cost of investments for federal income tax purposes was $2,335,807,008 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,494,950,092
Unrealized depreciation	(134,999,501)
Net unrealized appreciation	1,359,950,591

For the year ended February 28, 2015, $189,210 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $179,184,370 and $168,006,358, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, three unaffiliated shareholders of record owned 36.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940,

Annual Report 2015
35

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
36

COLUMBIA LARGE CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
37

COLUMBIA LARGE CAP INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	95.37%
Dividends Received Deduction	93.27%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2015
38

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
39

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
40

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
41

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
42

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
43

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
44

COLUMBIA LARGE CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN175_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MARSICO 21ST CENTURY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MARSICO 21ST CENTURY FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Important Information About This Report	39

Annual Report 2015

COLUMBIA MARSICO 21ST CENTURY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Marsico 21st Century Fund (the Fund) Class A shares returned 8.43% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the Russell 3000 Index, which returned 14.12% during the same time period.

■  The Fund's underperformance relative to the benchmark is attributable to stock selection in the consumer discretionary, healthcare and information technology sectors.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	04/10/00
Excluding sales charges		8.43	13.07	7.54
Including sales charges		2.19	11.74	6.90
Class B	04/10/00
Excluding sales charges		7.65	12.24	6.73
Including sales charges		2.65	11.98	6.73
Class C	04/10/00
Excluding sales charges		7.65	12.24	6.74
Including sales charges		6.65	12.24	6.74
Class R*	01/23/06	8.20	12.79	7.26
Class R4*	11/08/12	8.74	13.21	7.60
Class R5*	01/08/14	8.89	13.17	7.59
Class Z	04/10/00	8.69	13.35	7.80
Russell 3000 Index		14.12	16.36	8.30

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MARSICO 21ST CENTURY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MARSICO 21ST CENTURY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 8.43% excluding sales charges. The Fund underperformed its benchmark, the Russell 3000 Index, which returned 14.12% for the same time period. Stock selection in the consumer discretionary, healthcare and information technology sectors detracted from performance vs. the benchmark. Stock selection in the materials, consumer staples and telecommunication services sectors aided results.

U.S. Equities Rose Despite Investor Concerns

U.S. stocks generally registered solid gains during the period ending February 28, 2015. These gains occurred even as investors grappled with concerns about U.S. Federal Reserve (Fed) policy, slower growth in emerging and many developed markets and the implications of lower oil prices. Crude oil prices fell sharply during the period and ended 2014 at their lowest levels since 2009. The decline stemmed in part from slowing growth in demand, stagnating economic growth in Europe and technological advances, such as more efficient motor vehicles. Increased supply was also a primary reason for falling oil prices, as fracking technologies drove petroleum supplies sharply higher in the U.S., while other countries maintained or increased production. By February 2015, dramatic declines in oil prices gave way to relative stability as prices oscillated between $48 and $54 a barrel.

The continued advance of the U.S. dollar through the period reflected impressive gains in U.S. labor markets as well as commitments by foreign central banks to extend easier monetary policy in Europe, China and Japan. Though certainly not blistering, U.S. economic strength at the end of the period could be seen in upward revisions to previous increases, which took the three-month average increase in jobs to a powerful 330,000. Strong job gains, low inflation and falling oil prices translated to hefty increases in consumer spending near the end of the period, including a 4.2% gain in the fourth quarter of 2014. This strong growth was accompanied by a remarkably benign core inflation backdrop. In the U.S. and around the globe, inflation was in sharp retreat by the end of the period, reflecting both the direct effects of falling energy costs and the echo effects of lower prices for other goods and services. The prospects for firming Fed policy continue to be debated and remain unresolved.

Large-cap stocks significantly outperformed small-cap stocks in the United States during the period. Small-cap stocks were under pressure on concerns that valuations were stretched and that smaller companies, due to borrowing needs, may be more vulnerable to rising interest rates as the Fed begins to tighten monetary policy.

Contributors and Detractors

The Fund benefited from stock selection in the materials sector as paint retailer Sherwin-Williams was among the top performers during the period. Stock selection in consumer staples also contributed to performance. The beverage company Constellation Brands, for example, performed well on the back of its 2013 acquisition of Grupo Modelo. Additionally, the company is expanding its brewery in Mexico and diversifying its wine line-up to include Mondavi, Clos du Bois and Kim Crawford. The specialty coffee company

Portfolio Management

Marsico Capital Management, LLC

Brandon Geisler

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
Facebook, Inc., Class A	4.9
Biogen Idec, Inc.	4.1
Actavis PLC	4.0
Walt Disney Co. (The)	3.7
Constellation Brands, Inc., Class A	3.6
Apple, Inc.	3.1
MasterCard, Inc., Class A	2.9
salesforce.com, Inc.	2.9
LinkedIn Corp., Class A	2.8
Comcast Corp., Class A	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA MARSICO 21ST CENTURY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	99.8
Consumer Discretionary	19.7
Consumer Staples	4.5
Energy	1.4
Financials	4.5
Health Care	20.2
Industrials	11.9
Information Technology	31.6
Materials	4.2
Telecommunication Services	1.8
Money Market Funds	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in a limited number of companies subjects the Fund to greater risk of loss. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Funds' prospectus for more information on these and other risks.

Keurig Green Mountain also performed well thanks to strong execution and promising new partnership agreements. The company's portfolio of licensed and owned brands continued to gain share at the at-home coffee market, relieving investor concerns about private label entry.

Stock selection in the consumer discretionary sector was the primary source of underperformance during the period. Wynn Resorts was the largest individual detractor. A slowing economy in China and the Chinese government's efforts to crack down on corruption resulted in disappointing results from Wynn's VIP business in the Macau market. Apple also detracted from returns. Although the company performed well during the 12-month period, the Fund purchased the stock in the second half of the period, causing a drag on performance. Antero Resources also underperformed in part because of a decline in commodity prices for crude oil and natural gas. A lower outlook for commodity prices has impacted the company's growth outlook.

Portfolio Activity

We re-initiated a position in Apple following a re-fresh in its product cycle with the iPhone 6, ongoing software development, significant new additions to senior management and a continued push for more enterprise business. We do not believe Apple's shares reflect upcoming hardware, software and services innovation. We expect the iPhone to gain market share as larger screen sizes help power an acceleration in growth. We established a position in Activis, a leading company in specialty pharmaceuticals. With its recent acquisition of Allergen, as well as an aging population and demographic tailwinds, we believe Activis is positioned to benefit from increasing healthcare consumption.

We also added Comcast to the portfolio. Comcast is the largest domestic provider of cable services (video, high-speed data and telephone) with over 22 million basic subscribers. Given the proliferation of mobile devices and new ways to consume content, we feel that demand for faster speeds and broadband services will only increase, with direct benefits to Comcast.

Hilton Worldwide Holdings was sold during the period and was replaced in the portfolio by Electronic Arts. Twenty-First Century Fox was replaced in the portfolio by Time Warner during the period. We believe the targets set out by Twenty-First Century Fox management were too aggressive, which implied a valuation that was too rich, setting the company up to potentially disappoint investors. LKQ Corp. was also sold during the period. The auto parts company continued to deliver top-line growth, but we sold the stock after not seeing that growth flow through to the bottom line. In addition, falling scrap prices continue to weigh on the stock.

Looking Ahead

Two top-of-mind items for many investors at the end of 2014 were declining oil prices (and their commensurate effects) and central bank policies. On balance, lower oil prices improve U.S. prospects for growth and low inflation. Oil prices may slide further, but we believe will eventually settle and perhaps climb again in the future, as low prices should ease fracking activity and tighten supply. We will continue to monitor the

Annual Report 2015
6

COLUMBIA MARSICO 21ST CENTURY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

economic effects and geopolitical consequences of potentially extended and deeper reductions in oil prices. Also, while central banks of other countries focus on efforts to stimulate their economies, the Fed may confront a much better than recently expected pace of economic expansion.

As always, we continue to favor investments in companies that we believe are gaining market share in large and growing markets. The Fund emphasizes investments in businesses with strong recurring revenues, strong free cash flow generation, pricing power and responsible capital allocation. In this lower growth environment, share buybacks and dividends may be material contributors to total returns.

Annual Report 2015
7

COLUMBIA MARSICO 21ST CENTURY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.80	1,018.85	6.27	6.14	1.22
Class B	1,000.00	1,000.00	1,058.90	1,015.11	10.11	9.90	1.97
Class C	1,000.00	1,000.00	1,058.90	1,015.11	10.11	9.90	1.97
Class R	1,000.00	1,000.00	1,061.30	1,017.60	7.55	7.39	1.47
Class R4	1,000.00	1,000.00	1,064.30	1,020.09	4.99	4.89	0.97
Class R5	1,000.00	1,000.00	1,064.80	1,020.69	4.38	4.28	0.85
Class Z	1,000.00	1,000.00	1,063.90	1,020.09	4.99	4.89	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA MARSICO 21ST CENTURY FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 19.5%
Automobiles 1.2%
Tesla Motors, Inc.(a)	60,409	12,283,566
Hotels, Restaurants & Leisure 6.8%
Domino's Pizza, Inc.	156,048	15,843,554
Norwegian Cruise Line Holdings Ltd.(a)	524,127	25,849,944
Popeyes Louisiana Kitchen, Inc.(a)	126,342	7,581,783
Wynn Resorts Ltd.	145,150	20,683,875
Total		69,959,156
Media 8.7%
Comcast Corp., Class A	443,118	26,312,347
Time Warner, Inc.	308,134	25,223,849
Walt Disney Co. (The)	362,250	37,702,980
Total		89,239,176
Multiline Retail 1.1%
Burlington Stores, Inc.(a)	200,434	11,138,117
Specialty Retail 1.7%
O'Reilly Automotive, Inc.(a)	37,110	7,723,704
Signet Jewelers Ltd.	86,627	10,384,845
Total		18,108,549
Total Consumer Discretionary		200,728,564
CONSUMER STAPLES 4.5%
Beverages 4.0%
Constellation Brands, Inc., Class A(a)	316,096	36,262,533
Remy Cointreau SA	69,244	5,085,505
Total		41,348,038
Food Products 0.5%
Keurig Green Mountain, Inc.	35,087	4,476,400
Total Consumer Staples		45,824,438
ENERGY 1.4%
Oil, Gas & Consumable Fuels 1.4%
Antero Resources Corp.(a)	359,006	14,162,787
Total Energy		14,162,787
FINANCIALS 4.4%
Banks 1.2%
First Republic Bank	214,680	12,236,760

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 3.2%
Charles Schwab Corp. (The)	562,134	16,493,012
Morgan Stanley	470,360	16,834,184
Total		33,327,196
Total Financials		45,563,956
HEALTH CARE 20.1%
Biotechnology 8.5%
Alkermes PLC(a)	305,951	21,493,058
Biogen Idec, Inc.(a)	101,657	41,637,691
Gilead Sciences, Inc.(a)	171,026	17,706,322
Juno Therapeutics, Inc.(a)	64,431	3,023,102
Receptos, Inc.(a)	26,947	3,412,568
Total		87,272,741
Health Care Equipment & Supplies 0.8%
DexCom, Inc.(a)	139,499	8,473,169
Health Care Providers & Services 2.2%
Envision Healthcare Holdings, Inc.(a)	604,114	22,122,655
Health Care Technology 0.4%
Inovalon Holdings, Inc., Class A(a)	125,937	3,911,603
Life Sciences Tools & Services 0.9%
Illumina, Inc.(a)	49,386	9,652,988
Pharmaceuticals 7.3%
Actavis PLC(a)	140,807	41,025,527
Endo International PLC(a)	212,473	18,187,689
Merck & Co., Inc.	267,487	15,658,689
Total		74,871,905
Total Health Care		206,305,061
INDUSTRIALS 11.8%
Aerospace & Defense 6.5%
B/E Aerospace, Inc.(a)	285,850	18,162,909
Boeing Co. (The)	171,465	25,865,495
Lockheed Martin Corp.	111,560	22,317,578
Total		66,345,982
Airlines 1.7%
Delta Air Lines, Inc.	400,688	17,838,630

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MARSICO 21ST CENTURY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 3.6%
Genesee & Wyoming, Inc., Class A(a)	163,685	16,875,923
Union Pacific Corp.	170,972	20,561,093
Total		37,437,016
Total Industrials		121,621,628
INFORMATION TECHNOLOGY 31.3%
Communications Equipment 0.6%
Palo Alto Networks, Inc.(a)	42,235	6,006,662
Internet Software & Services 11.1%
Alibaba Group Holding Ltd., ADR(a)	273,738	23,300,578
CoStar Group, Inc.(a)	63,143	12,575,560
Facebook, Inc., Class A(a)	627,500	49,553,675
LinkedIn Corp., Class A(a)	107,236	28,653,459
Total		114,083,272
IT Services 5.4%
FleetCor Technologies, Inc.(a)	170,975	26,232,694
MasterCard, Inc., Class A	326,929	29,466,111
Total		55,698,805
Semiconductors & Semiconductor Equipment 5.8%
ARM Holdings PLC	1,192,366	21,335,280
ASML Holding NV	184,050	19,818,504
NXP Semiconductors NV(a)	213,320	18,109,801
Total		59,263,585
Software 5.4%
Electronic Arts, Inc.(a)	453,702	25,942,680
salesforce.com, Inc.(a)	422,594	29,319,572
Total		55,262,252

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	243,542	31,285,405
Total Information Technology		321,599,981
MATERIALS 4.2%
Chemicals 4.2%
Monsanto Co.	166,495	20,050,993
Sherwin-Williams Co. (The)	80,988	23,097,777
Total		43,148,770
Total Materials		43,148,770
TELECOMMUNICATION SERVICES 1.8%
Wireless Telecommunication Services 1.8%
SBA Communications Corp., Class A(a)	150,372	18,752,892
Total Telecommunication Services		18,752,892
Total Common Stocks (Cost: $772,910,466)		1,017,708,077

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	2,149,309	2,149,309
Total Money Market Funds (Cost: $2,149,309)		2,149,309
Total Investments (Cost: $775,059,775)		1,019,857,386
Other Assets & Liabilities, Net		8,739,986
Net Assets		1,028,597,372

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,487,581	467,445,250	(475,783,522)	2,149,309	27,393	2,149,309

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MARSICO 21ST CENTURY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MARSICO 21ST CENTURY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	200,728,564	—	—	200,728,564
Consumer Staples	40,738,933	5,085,505	—	45,824,438
Energy	14,162,787	—	—	14,162,787
Financials	45,563,956	—	—	45,563,956
Health Care	206,305,061	—	—	206,305,061
Industrials	121,621,628	—	—	121,621,628
Information Technology	300,264,701	21,335,280	—	321,599,981
Materials	43,148,770	—	—	43,148,770
Telecommunication Services	18,752,892	—	—	18,752,892
Total Equity Securities	991,287,292	26,420,785	—	1,017,708,077
Mutual Funds
Money Market Funds	2,149,309	—	—	2,149,309
Total Mutual Funds	2,149,309	—	—	2,149,309
Total	993,436,601	26,420,785	—	1,019,857,386

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MARSICO 21ST CENTURY FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $772,910,466)	$1,017,708,077
Affiliated issuers (identified cost $2,149,309)	2,149,309
Total investments (identified cost $775,059,775)	1,019,857,386
Receivable for:
Investments sold	17,158,902
Capital shares sold	261,919
Dividends	624,468
Reclaims	22,433
Prepaid expenses	2,708
Total assets	1,037,927,816
Liabilities
Payable for:
Investments purchased	6,937,996
Capital shares purchased	1,784,329
Investment management fees	19,452
Distribution and/or service fees	11,388
Transfer agent fees	375,145
Administration fees	1,625
Compensation of board members	121,282
Other expenses	79,227
Total liabilities	9,330,444
Net assets applicable to outstanding capital stock	$1,028,597,372
Represented by
Paid-in capital	$2,248,212,317
Excess of distributions over net investment income	(935,096)
Accumulated net realized loss	(1,463,476,409)
Unrealized appreciation (depreciation) on:
Investments	244,797,611
Foreign currency translations	(1,051)
Total — representing net assets applicable to outstanding capital stock	$1,028,597,372

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MARSICO 21ST CENTURY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$483,251,556
Shares outstanding	22,484,386
Net asset value per share	$21.49
Maximum offering price per share(a)	$22.80
Class B
Net assets	$29,420,140
Shares outstanding	1,514,257
Net asset value per share	$19.43
Class C
Net assets	$252,224,122
Shares outstanding	12,983,406
Net asset value per share	$19.43
Class R
Net assets	$21,010,168
Shares outstanding	994,757
Net asset value per share	$21.12
Class R4
Net assets	$897,827
Shares outstanding	39,875
Net asset value per share	$22.52
Class R5
Net assets	$50,507
Shares outstanding	2,277
Net asset value per share	$22.18
Class Z
Net assets	$241,743,052
Shares outstanding	10,917,491
Net asset value per share	$22.14

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MARSICO 21ST CENTURY FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$6,441,987
Dividends — affiliated issuers	27,393
Interest	3
Foreign taxes withheld	(54,826)
Total income	6,414,557
Expenses:
Investment management fees	7,141,978
Distribution and/or service fees
Class A	1,271,798
Class B	391,434
Class C	2,502,528
Class R	105,353
Transfer agent fees
Class A	957,056
Class B	73,553
Class C	471,511
Class R	39,689
Class R4	1,017
Class R5	6
Class Z	422,701
Administration fees	596,455
Compensation of board members	32,718
Custodian fees	10,888
Printing and postage fees	141,684
Registration fees	100,102
Professional fees	50,300
Other	24,683
Total expenses	14,335,454
Expense reductions	(873)
Total net expenses	14,334,581
Net investment loss	(7,920,024)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	162,042,920
Foreign currency translations	(5,700)
Net realized gain	162,037,220
Net change in unrealized appreciation (depreciation) on:
Investments	(76,658,272)
Foreign currency translations	821
Net change in unrealized depreciation	(76,657,451)
Net realized and unrealized gain	85,379,769
Net increase in net assets resulting from operations	$77,459,745

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MARSICO 21ST CENTURY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment loss	$(7,920,024)	$(8,233,668)
Net realized gain	162,037,220	273,459,769
Net change in unrealized appreciation (depreciation)	(76,657,451)	93,241,817
Net increase in net assets resulting from operations	77,459,745	358,467,918
Decrease in net assets from capital stock activity	(201,760,853)	(244,221,256)
Total increase (decrease) in net assets	(124,301,108)	114,246,662
Net assets at beginning of year	1,152,898,480	1,038,651,818
Net assets at end of year	$1,028,597,372	$1,152,898,480
Excess of distributions over net investment income	$(935,096)	$(1,763,644)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MARSICO 21ST CENTURY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,822,398	35,828,885	2,379,705	40,165,532
Redemptions	(8,698,301)	(172,353,015)	(10,242,751)	(166,735,036)
Net decrease	(6,875,903)	(136,524,130)	(7,863,046)	(126,569,504)
Class B shares
Subscriptions	5,175	92,504	10,854	166,346
Redemptions(b)	(1,314,748)	(23,424,857)	(1,256,756)	(18,902,601)
Net decrease	(1,309,573)	(23,332,353)	(1,245,902)	(18,736,255)
Class C shares
Subscriptions	330,566	5,960,073	361,220	5,630,721
Redemptions	(2,284,607)	(41,075,556)	(3,638,190)	(54,347,508)
Net decrease	(1,954,041)	(35,115,483)	(3,276,970)	(48,716,787)
Class R shares
Subscriptions	126,730	2,465,018	297,146	4,992,150
Redemptions	(397,081)	(7,624,823)	(661,105)	(10,829,059)
Net decrease	(270,351)	(5,159,805)	(363,959)	(5,836,909)
Class R4 shares
Subscriptions	40,807	857,251	12,178	186,985
Redemptions	(11,930)	(264,813)	(1,368)	(24,726)
Net increase	28,877	592,438	10,810	162,259
Class R5 shares
Subscriptions	2,573	54,344	128	2,500
Redemptions	(424)	(8,972)	—	—
Net increase	2,149	45,372	128	2,500
Class Z shares
Subscriptions	3,982,334	81,594,747	1,958,565	34,257,815
Redemptions	(4,139,957)	(83,861,639)	(4,693,563)	(78,784,375)
Net decrease	(157,623)	(2,266,892)	(2,734,998)	(44,526,560)
Total net decrease	(10,536,465)	(201,760,853)	(15,473,937)	(244,221,256)

(a) Class R5 shares are for the period from January 8, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$19.82		$14.14		$13.25		$14.22		$11.63
Income from investment operations:
Net investment income (loss)	(0.12)		(0.10)		0.01		(0.03)		(0.06)
Net realized and unrealized gain (loss)	1.79		5.78		0.88		(0.94)		2.65
Total from investment operations	1.67		5.68		0.89		(0.97)		2.59
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(a)	—		—
Total distributions to shareholders	—		—		(0.00	)(a)	—		—
Net asset value, end of period	$21.49		$19.82		$14.14		$13.25		$14.22
Total return	8.43%		40.17%		6.74%		(6.82%)		22.27	%(b)
Ratios to average net assets(c)
Total gross expenses	1.21%		1.23	%(d)	1.36	%(d)	1.37	%(d)	1.31%
Total net expenses(e)	1.21	%(f)	1.23	%(d)(f)	1.35	%(d)(f)	1.37	%(d)(f)	1.31	%(f)
Net investment income (loss)	(0.60%)		(0.60%)		0.06%		(0.23%)		(0.47%)
Supplemental data
Net assets, end of period (in thousands)	$483,252		$581,859		$526,471		$811,890		$1,711,839
Portfolio turnover	81%		99%		65%		104%		87%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.05		$12.98		$12.25		$13.25		$10.91
Income from investment operations:
Net investment loss	(0.24)		(0.21)		(0.08)		(0.12)		(0.14)
Net realized and unrealized gain (loss)	1.62		5.28		0.81		(0.88)		2.48
Total from investment operations	1.38		5.07		0.73		(1.00)		2.34
Net asset value, end of period	$19.43		$18.05		$12.98		$12.25		$13.25
Total return	7.65%		39.06%		5.96%		(7.55%)		21.45	%(a)
Ratios to average net assets(b)
Total gross expenses	1.96%		1.98	%(c)	2.10	%(c)	2.12	%(c)	2.06%
Total net expenses(d)	1.96	%(e)	1.98	%(c)(e)	2.10	%(c)(e)	2.12	%(c)(e)	2.06	%(e)
Net investment loss	(1.37%)		(1.35%)		(0.67%)		(0.97%)		(1.21%)
Supplemental data
Net assets, end of period (in thousands)	$29,420		$50,972		$52,823		$72,692		$110,427
Portfolio turnover	81%		99%		65%		104%		87%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.05		$12.98		$12.25		$13.25		$10.91
Income from investment operations:
Net investment loss	(0.24)		(0.21)		(0.08)		(0.12)		(0.14)
Net realized and unrealized gain (loss)	1.62		5.28		0.81		(0.88)		2.48
Total from investment operations	1.38		5.07		0.73		(1.00)		2.34
Net asset value, end of period	$19.43		$18.05		$12.98		$12.25		$13.25
Total return	7.65%		39.06%		5.96%		(7.55%)		21.45	%(a)
Ratios to average net assets(b)
Total gross expenses	1.96%		1.98	%(c)	2.10	%(c)	2.12	%(c)	2.06%
Total net expenses(d)	1.96	%(e)	1.98	%(c)(e)	2.10	%(c)(e)	2.12	%(c)(e)	2.06	%(e)
Net investment loss	(1.35%)		(1.36%)		(0.68%)		(0.97%)		(1.22%)
Supplemental data
Net assets, end of period (in thousands)	$252,224		$269,583		$236,373		$342,021		$586,725
Portfolio turnover	81%		99%		65%		104%		87%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$19.52		$13.97		$13.12		$14.11		$11.57
Income from investment operations:
Net investment loss	(0.16)		(0.14)		(0.02)		(0.06)		(0.09)
Net realized and unrealized gain (loss)	1.76		5.69		0.87		(0.93)		2.63
Total from investment operations	1.60		5.55		0.85		(0.99)		2.54
Net asset value, end of period	$21.12		$19.52		$13.97		$13.12		$14.11
Total return	8.20%		39.73%		6.48%		(7.02%)		21.95	%(a)
Ratios to average net assets(b)
Total gross expenses	1.46%		1.48	%(c)	1.61	%(c)	1.62	%(c)	1.56%
Total net expenses(d)	1.46	%(e)	1.48	%(c)(e)	1.60	%(c)(e)	1.62	%(c)(e)	1.56	%(e)
Net investment loss	(0.85%)		(0.85%)		(0.17%)		(0.46%)		(0.71%)
Supplemental data
Net assets, end of period (in thousands)	$21,010		$24,700		$22,756		$30,137		$40,468
Portfolio turnover	81%		99%		65%		104%		87%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$20.71		$14.74		$13.29
Income from investment operations:
Net investment income (loss)	(0.06)		(0.06)		0.01
Net realized and unrealized gain	1.87		6.03		1.48
Total from investment operations	1.81		5.97		1.49
Less distributions to shareholders:
Net investment income	—		—		(0.04)
Total distributions to shareholders	—		—		(0.04)
Net asset value, end of period	$22.52		$20.71		$14.74
Total return	8.74%		40.50%		11.20%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.98	%(c)	1.02	%(c)(d)
Total net expenses(e)	0.97	%(f)	0.98	%(c)(f)	1.02	%(c)(d)
Net investment income (loss)	(0.28%)		(0.34%)		0.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$898		$228		$3
Portfolio turnover	81%		99%		65%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$20.37	$19.48
Income from investment operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gain	1.83	0.90
Total from investment operations	1.81	0.89
Net asset value, end of period	$22.18	$20.37
Total return	8.89%	4.57%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.80	%(c)
Total net expenses(d)	0.84%	0.80	%(c)
Net investment loss	(0.09%)	(0.51	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$51	$3
Portfolio turnover	81%	99%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MARSICO 21ST CENTURY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$20.37		$14.50		$13.57		$14.54		$11.86
Income from investment operations:
Net investment income (loss)	(0.07)		(0.06)		0.04		0.01		(0.03)
Net realized and unrealized gain (loss)	1.84		5.93		0.92		(0.98)		2.71
Total from investment operations	1.77		5.87		0.96		(0.97)		2.68
Less distributions to shareholders:
Net investment income	—		—		(0.03)		—		—
Total distributions to shareholders	—		—		(0.03)		—		—
Net asset value, end of period	$22.14		$20.37		$14.50		$13.57		$14.54
Total return	8.69%		40.48%		7.09%		(6.67%)		22.60	%(a)
Ratios to average net assets(b)
Total gross expenses	0.97%		0.98	%(c)	1.11	%(c)	1.12	%(c)	1.06%
Total net expenses(d)	0.97	%(e)	0.98	%(c)(e)	1.10	%(c)(e)	1.12	%(c)(e)	1.06	%(e)
Net investment income (loss)	(0.34%)		(0.36%)		0.27%		0.04%		(0.20%)
Supplemental data
Net assets, end of period (in thousands)	$241,743		$225,554		$200,226		$449,867		$1,245,671
Portfolio turnover	81%		99%		65%		104%		87%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Marsico 21st Century Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015
25

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar

Annual Report 2015
26

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.68% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $2,676.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes

Annual Report 2015
27

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $873.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $157,362 for Class A, $5,822 for Class B and $1,587 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2015
28

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.30%	1.29%
Class B	2.05	2.04
Class C	2.05	2.04
Class R	1.55	1.54
Class R4	1.05	1.04
Class R5	0.96	0.94
Class Z	1.05	1.04

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$8,748,572
Accumulated net realized loss	5,700
Paid-in capital	(8,754,272)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended February 28, 2015 and 2014, there were no distributions.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	(1,461,784,105)
Net unrealized appreciation	243,105,307

At February 28, 2015, the cost of investments for federal income tax purposes was $776,752,079 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$252,997,848
Unrealized depreciation	(9,892,541)
Net unrealized appreciation	$243,105,307

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	1,461,784,105

For the year ended February 28, 2015, $157,270,245 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2015, the Fund will elect to treat late-year ordinary losses of $815,200 as arising on March 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns

Annual Report 2015
29

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $836,782,803 and $1,047,949,315, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, one unaffiliated shareholder of record owned 16.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

Annual Report 2015
30

COLUMBIA MARSICO 21ST CENTURY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

(Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
31

COLUMBIA MARSICO 21ST CENTURY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
32

COLUMBIA MARSICO 21ST CENTURY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
33

COLUMBIA MARSICO 21ST CENTURY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
34

COLUMBIA MARSICO 21ST CENTURY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
35

COLUMBIA MARSICO 21ST CENTURY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
36

COLUMBIA MARSICO 21ST CENTURY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
37

COLUMBIA MARSICO 21ST CENTURY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
38

COLUMBIA MARSICO 21ST CENTURY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia Marsico 21st Century Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN184_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MARSICO FOCUSED EQUITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MARSICO FOCUSED EQUITIES FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA MARSICO FOCUSED EQUITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Marsico Focused Equities Fund (the Fund) Class A shares returned 12.29% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.51% during the same time period.

■  Stock selection in the consumer discretionary, information technology and financials sectors detracted from Fund performance, relative to the benchmark, during the period.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		12.29	15.87	8.44
Including sales charges		5.85	14.50	7.80
Class B	12/31/97
Excluding sales charges		11.48	15.01	7.63
Including sales charges		6.80	14.79	7.63
Class C	12/31/97
Excluding sales charges		11.47	15.00	7.63
Including sales charges		10.53	15.00	7.63
Class I*	09/27/10	12.91	16.43	8.70
Class R4*	11/08/12	12.64	16.01	8.50
Class R5*	12/11/13	12.77	15.99	8.49
Class Z	12/31/97	12.59	16.16	8.71
S&P 500 Index		15.51	16.18	7.99

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA MARSICO FOCUSED EQUITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA MARSICO FOCUSED EQUITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
Facebook, Inc., Class A	6.5
Biogen Idec, Inc.	6.2
Apple, Inc.	6.1
Visa, Inc., Class A	5.3
Walt Disney Co. (The)	5.2
Canadian Pacific Railway Ltd.	5.2
Gilead Sciences, Inc.	5.1
Sherwin-Williams Co. (The)	4.7
Starbucks Corp.	3.9
Monsanto Co.	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 12.29% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.51% for the same time period. Stock selection in the consumer discretionary, information technology and financials sectors detracted from performance, relative to the benchmark, during the period. Stock selection in the healthcare, materials and industrial sectors, along with an underweight relative to the benchmark to energy, contributed to Fund returns.

U.S. Equities Rose Despite Investor Concerns

U.S. stocks generally registered solid gains during the period ending February 28, 2015. These gains occurred even as investors grappled with concerns about U.S. Federal Reserve (Fed) policy, slower growth in emerging and many developed markets and the implications of lower oil prices. Crude oil prices fell sharply during the period and ended 2014 at their lowest levels since 2009. The decline stemmed in part from slowing growth in demand, stagnating economic growth in Europe and technological advances, such as more efficient motor vehicles. Increased supply was also a primary reason for falling oil prices, as fracking technologies drove petroleum supplies sharply higher in the U.S., while other countries maintained or increased production. By February 2015, dramatic declines in oil prices gave way to relative stability as prices oscillated between $48 and $54 a barrel.

The continued advance of the U.S. dollar through the period reflected impressive gains in U.S. labor markets as well as commitments by foreign central banks to extend easier monetary policy in Europe, China and Japan. Though certainly not blistering, U.S. economic strength at the end of the period could be seen in upward revisions to previous increases, which took the three-month average increase in jobs to a powerful 330,000. Strong job gains, low inflation and falling oil prices translated to hefty increases in consumer spending near the end of the period, including a 4.2% gain in the fourth quarter of 2014. This strong growth was accompanied by a remarkably benign core inflation backdrop. In the U.S. and around the globe, inflation was in sharp retreat by the end of the period, reflecting both the direct effects of falling energy costs and the echo effects of lower prices for other goods and services. The prospects for firming Fed policy continue to be debated and remain unresolved.

Portfolio Recap

Stock selection in the consumer discretionary, information technology and financials sectors was the biggest detractor from Fund performance during the year. Wynn Resorts was the largest individual detractor. A slowing economy in China and the Chinese government's efforts to crack down on corruption resulted in disappointing results from Wynn's VIP business in the Macau market. Google also detracted from returns. The company continues to be negatively affected by the continued shift to mobile devices, causing lower earnings estimates, leading to underperformance. Priceline was hurt by the continued shift toward booking on mobile devices. We sold our positions in Google and Priceline during the period.

Annual Report 2015
4

COLUMBIA MARSICO FOCUSED EQUITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The Fund benefited from stock selection in the healthcare, materials and industrials sectors during the period. Alibaba Group Holding emerged as the largest individual contributor. The company's performance was strong throughout the initial public offering process, which, combined with a strong management team, led to positive investor sentiment. Paint retailer Sherwin-Williams was another top contributor, as the company benefited from acquisitions as well as higher sales volume at its stores. The Fund's position in Pacira Pharmaceuticals also contributed to performance. Pacira Pharmaceuticals' primary product is EXPAREL, a long-acting local anesthesia drug that can be used in the operating room to reduce complications, enable shortened stays and create economic value.

Portfolio Activity

We re-initiated a position in Apple following a re-fresh in its product cycle with the iPhone 6, ongoing software development, significant new additions to senior management and a continued push for more enterprise business. We do not believe Apple's shares reflect upcoming hardware, software and services innovation. We expect the iPhone to gain market share as larger screen sizes help power an acceleration in growth.

We established a position in Hospital Corporation of America (HCA), a leading provider of hospital and healthcare services based on our belief that the Affordable Care Act should have a positive impact on HCA's business as nonpayment rates from uninsured patients decline and enrollment in exchanges and Medicaid increase. We also added Nike to the portfolio. The company has a leading global brand that will benefit from a trend toward "athleisure" apparel. Nike's scale is a critical component to their ability to win big endorsements, despite being a 40-year-old brand. Nike can leverage its $30 billion revenue base to maintain and win endorsements over the competition.

We sold TJX Companies during the period. The retailer performed well while it was held in the portfolio, as TJX's value-oriented, fast-turning merchandise resonated with cash-strapped consumers coming out of the recession. We became concerned, however, about the competitive retail environment as we saw that department stores were adding in-store promotions and growing their own off-price retail outlet models. We also sold the Fund's position in Rolls Royce after the company reported weaker-than-expected fiscal-year results. Continental Resources was also sold during the period. The company is a leading energy driller and producer in the Bakken shale region primarily located in North Dakota and Montana. However, falling crude oil prices and increased supply have led to negative returns for the energy sector.

Looking Ahead

Two top-of-mind items for many investors at the end of 2014 were declining oil prices (and their commensurate effects) and central bank policies. On balance, lower oil prices improve U.S. prospects for growth and low inflation. Oil prices may slide further, but we believe they will eventually settle and perhaps climb again in the future, as low prices may slow fracking activity and tighten supply. We will continue to monitor the economic effects and geopolitical consequences of potentially extended and deeper reductions in oil prices. Also, while central banks of other

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	97.8
Consumer Discretionary	24.8
Consumer Staples	1.8
Financials	2.9
Health Care	28.6
Industrials	7.0
Information Technology	24.4
Materials	8.3
Money Market Funds	2.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA MARSICO FOCUSED EQUITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

countries focus on efforts to stimulate their economies, the Fed may confront a much better than recently expected pace of economic expansion.

As always, we continue to favor investments in companies that we believe are gaining market share in large and growing markets. The Fund emphasizes investments in businesses with strong recurring revenues, strong free cash flow generation, pricing power and responsible capital allocation. In this lower growth environment, share buybacks and dividends may be material contributors to total returns.

Annual Report 2015
6

COLUMBIA MARSICO FOCUSED EQUITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.40	1,018.85	6.25	6.14	1.22
Class B	1,000.00	1,000.00	1,049.70	1,015.11	10.07	9.90	1.97
Class C	1,000.00	1,000.00	1,049.40	1,015.11	10.07	9.90	1.97
Class I	1,000.00	1,000.00	1,056.20	1,021.39	3.64	3.58	0.71
Class R4	1,000.00	1,000.00	1,054.90	1,020.09	4.97	4.89	0.97
Class R5	1,000.00	1,000.00	1,055.90	1,020.84	4.20	4.13	0.82
Class Z	1,000.00	1,000.00	1,055.10	1,020.09	4.97	4.89	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA MARSICO FOCUSED EQUITIES FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 24.6%
Automobiles 2.0%
Tesla Motors, Inc.(a)	106,298	21,614,634
Hotels, Restaurants & Leisure 8.2%
Starbucks Corp.	438,858	41,026,640
Starwood Hotels & Resorts Worldwide, Inc.	335,819	26,976,340
Wynn Resorts Ltd.	154,247	21,980,198
Total		89,983,178
Media 7.8%
Comcast Corp., Class A	507,293	30,123,058
Walt Disney Co. (The)	531,959	55,366,293
Total		85,489,351
Multiline Retail 2.9%
Dollar Tree, Inc.(a)	390,436	31,109,941
Textiles, Apparel & Luxury Goods 3.7%
Nike, Inc., Class B	409,991	39,818,326
Total Consumer Discretionary		268,015,430
CONSUMER STAPLES 1.8%
Food & Staples Retailing 1.8%
CVS Health Corp.	183,484	19,058,483
Total Consumer Staples		19,058,483
FINANCIALS 2.8%
Capital Markets 2.8%
Charles Schwab Corp. (The)	1,055,826	30,977,935
Total Financials		30,977,935
HEALTH CARE 28.4%
Biotechnology 13.6%
Biogen Idec, Inc.(a)	159,253	65,228,436
Celgene Corp.(a)	242,408	29,459,844
Gilead Sciences, Inc.(a)	522,733	54,118,548
Total		148,806,828
Health Care Providers & Services 6.7%
HCA Holdings, Inc.(a)	511,697	36,606,803
UnitedHealth Group, Inc.	317,365	36,062,185
Total		72,668,988

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 8.1%
Actavis PLC(a)	124,836	36,372,217
Novartis AG, Registered Shares	207,922	21,253,473
Pacira Pharmaceuticals, Inc.(a)	242,024	27,777,095
Valeant Pharmaceuticals International, Inc.(a)	14,808	2,924,284
Total		88,327,069
Total Health Care		309,802,885
INDUSTRIALS 7.0%
Aerospace & Defense 2.0%
Boeing Co. (The)	143,645	21,668,848
Road & Rail 5.0%
Canadian Pacific Railway Ltd.	290,351	54,475,655
Total Industrials		76,144,503
INFORMATION TECHNOLOGY 24.1%
Internet Software & Services 9.9%
Alibaba Group Holding Ltd., ADR(a)	308,296	26,242,155
Facebook, Inc., Class A(a)	871,979	68,860,182
LinkedIn Corp., Class A(a)	46,875	12,525,000
Total		107,627,337
IT Services 5.2%
Visa, Inc., Class A	207,804	56,379,303
Semiconductors & Semiconductor Equipment 3.1%
ASML Holding NV	320,698	34,532,761
Technology Hardware, Storage & Peripherals 5.9%
Apple, Inc.	503,132	64,632,337
Total Information Technology		263,171,738
MATERIALS 8.2%
Chemicals 8.2%
Monsanto Co.	334,281	40,257,461
Sherwin-Williams Co. (The)	173,667	49,529,828
Total		89,787,289
Total Materials		89,787,289
Total Common Stocks (Cost: $712,156,207)		1,056,958,263

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA MARSICO FOCUSED EQUITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Money Market Funds 2.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	23,630,450	23,630,450
Total Money Market Funds (Cost: $23,630,450)		23,630,450
Total Investments (Cost: $735,786,657)		1,080,588,713
Other Assets & Liabilities, Net		9,953,409
Net Assets		1,090,542,122

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,368,987	516,098,862	(515,837,399)	23,630,450	19,689	23,630,450

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MARSICO FOCUSED EQUITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MARSICO FOCUSED EQUITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	268,015,430	—	—	268,015,430
Consumer Staples	19,058,483	—	—	19,058,483
Financials	30,977,935	—	—	30,977,935
Health Care	288,549,412	21,253,473	—	309,802,885
Industrials	76,144,503	—	—	76,144,503
Information Technology	263,171,738	—	—	263,171,738
Materials	89,787,289	—	—	89,787,289
Total Equity Securities	1,035,704,790	21,253,473	—	1,056,958,263
Mutual Funds
Money Market Funds	23,630,450	—	—	23,630,450
Total Mutual Funds	23,630,450	—	—	23,630,450
Total	1,059,335,240	21,253,473	—	1,080,588,713

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MARSICO FOCUSED EQUITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $712,156,207)	$1,056,958,263
Affiliated issuers (identified cost $23,630,450)	23,630,450
Total investments (identified cost $735,786,657)	1,080,588,713
Receivable for:
Investments sold	11,295,610
Capital shares sold	335,923
Dividends	380,478
Expense reimbursement due from Investment Manager	1,168
Prepaid expenses	2,581
Total assets	1,092,604,473
Liabilities
Payable for:
Capital shares purchased	1,477,401
Investment management fees	20,504
Distribution and/or service fees	10,216
Transfer agent fees	328,907
Administration fees	1,710
Compensation of board members	148,596
Other expenses	75,017
Total liabilities	2,062,351
Net assets applicable to outstanding capital stock	$1,090,542,122
Represented by
Paid-in capital	$690,035,487
Excess of distributions over net investment income	(147,214)
Accumulated net realized gain	55,851,793
Unrealized appreciation (depreciation) on:
Investments	344,802,056
Total — representing net assets applicable to outstanding capital stock	$1,090,542,122

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MARSICO FOCUSED EQUITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$543,322,501
Shares outstanding	26,498,710
Net asset value per share	$20.50
Maximum offering price per share(a)	$21.75
Class B
Net assets	$6,310,226
Shares outstanding	377,914
Net asset value per share	$16.70
Class C
Net assets	$227,979,119
Shares outstanding	13,561,048
Net asset value per share	$16.81
Class I
Net assets	$2,625
Shares outstanding	121
Net asset value per share(b)	$21.62
Class R4
Net assets	$18,847,857
Shares outstanding	861,595
Net asset value per share	$21.88
Class R5
Net assets	$8,682,425
Shares outstanding	395,384
Net asset value per share	$21.96
Class Z
Net assets	$285,397,369
Shares outstanding	13,310,797
Net asset value per share	$21.44

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MARSICO FOCUSED EQUITIES FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$10,885,680
Dividends — affiliated issuers	19,689
Interest	92
Foreign taxes withheld	(220,107)
Total income	10,685,354
Expenses:
Investment management fees	7,353,958
Distribution and/or service fees
Class A	1,365,131
Class B	80,005
Class C	2,288,914
Transfer agent fees
Class A	1,111,655
Class B	16,205
Class C	466,082
Class R4	33,848
Class R5	3,638
Class Z	552,703
Administration fees	613,569
Compensation of board members	34,800
Custodian fees	10,941
Printing and postage fees	130,508
Registration fees	102,138
Professional fees	40,568
Line of credit interest expense	687
Other	22,138
Total expenses	14,227,488
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(53,706)
Expense reductions	(2,712)
Total net expenses	14,171,070
Net investment loss	(3,485,716)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	146,576,019
Foreign currency translations	(33,441)
Net realized gain	146,542,578
Net change in unrealized appreciation (depreciation) on:
Investments	(21,372,754)
Foreign currency translations	4,322
Net change in unrealized depreciation	(21,368,432)
Net realized and unrealized gain	125,174,146
Net increase in net assets resulting from operations	$121,688,430

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MARSICO FOCUSED EQUITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014(a)
Operations
Net investment loss	$(3,485,716)	$(2,083,459)
Net realized gain	146,542,578	374,659,679
Net change in unrealized appreciation (depreciation)	(21,368,432)	27,361,680
Net increase in net assets resulting from operations	121,688,430	399,937,900
Distributions to shareholders
Net realized gains
Class A	(80,162,713)	(170,605,553)
Class B	(1,339,657)	(3,454,473)
Class C	(38,715,086)	(67,788,644)
Class I	(384)	(751)
Class R4	(2,349,929)	(908,593)
Class R5	(1,053,402)	(467)
Class Z	(38,715,563)	(75,591,871)
Total distributions to shareholders	(162,336,734)	(318,350,352)
Decrease in net assets from capital stock activity	(26,347,769)	(501,168,509)
Total decrease in net assets	(66,996,073)	(419,580,961)
Net assets at beginning of year	1,157,538,195	1,577,119,156
Net assets at end of year	$1,090,542,122	$1,157,538,195
Excess of distributions over net investment income	$(147,214)	$(132,615)

(a) Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MARSICO FOCUSED EQUITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	4,820,728	97,594,452	7,067,886	150,566,827
Distributions reinvested	2,776,625	54,757,149	6,258,648	125,665,169
Redemptions	(9,322,975)	(189,037,130)	(29,842,200)	(664,540,582)
Net decrease	(1,725,622)	(36,685,529)	(16,515,666)	(388,308,586)
Class B shares
Subscriptions	44,374	720,662	102,567	1,739,618
Distributions reinvested	37,916	613,457	93,608	1,579,933
Redemptions(b)	(300,958)	(5,014,838)	(407,274)	(7,720,689)
Net decrease	(218,668)	(3,680,719)	(211,099)	(4,401,138)
Class C shares
Subscriptions	1,597,783	26,272,969	2,357,613	40,917,705
Distributions reinvested	1,135,959	18,508,823	1,885,234	31,909,674
Redemptions	(2,928,365)	(49,238,868)	(2,735,924)	(52,329,957)
Net increase (decrease)	(194,623)	(4,457,076)	1,506,923	20,497,422
Class R4 shares
Subscriptions	627,616	13,845,661	210,609	4,907,728
Distributions reinvested	111,789	2,349,570	43,577	907,917
Redemptions	(112,189)	(2,400,603)	(19,917)	(458,531)
Net increase	627,216	13,794,628	234,269	5,357,114
Class R5 shares
Subscriptions	107,825	2,321,122	276,595	6,200,928
Distributions reinvested	49,924	1,053,035	—	—
Redemptions	(38,960)	(825,076)	—	—
Net increase	118,789	2,549,081	276,595	6,200,928
Class Z shares
Subscriptions	3,573,420	75,216,851	2,967,890	66,185,831
Distributions reinvested	1,368,412	28,209,168	2,588,091	53,355,729
Redemptions	(4,785,626)	(101,294,173)	(11,247,022)	(260,055,809)
Net increase (decrease)	156,206	2,131,846	(5,691,041)	(140,514,249)
Total net decrease	(1,236,702)	(26,347,769)	(20,400,019)	(501,168,509)

(a) Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$21.22		$20.84		$24.18		$23.53		$18.99
Income from investment operations:
Net investment income (loss)	(0.05)		(0.02)		0.06		0.02		0.00	(a)
Net realized and unrealized gain	2.41		6.50		1.28		0.95		4.54
Total from investment operations	2.36		6.48		1.34		0.97		4.54
Less distributions to shareholders:
Net investment income	—		—		(0.11)		(0.01)		—
Net realized gains	(3.08)		(6.10)		(4.57)		(0.31)		—
Total distributions to shareholders	(3.08)		(6.10)		(4.68)		(0.32)		—
Net asset value, end of period	$20.50		$21.22		$20.84		$24.18		$23.53
Total return	12.29%		34.77%		6.84%		4.26%		23.91%
Ratios to average net assets(b)
Total gross expenses	1.22	%(c)	1.21	%(c)	1.34%		1.36%		1.30	%(c)
Total net expenses(d)	1.22	%(c)(e)	1.21	%(c)(e)	1.29	%(e)	1.36	%(e)	1.30	%(c)(e)
Net investment income (loss)	(0.23%)		(0.07%)		0.28%		0.09%		0.01%
Supplemental data
Net assets, end of period (in thousands)	$543,323		$598,791		$932,546		$1,137,240		$1,370,199
Portfolio turnover	53%		95%		76%		90%		77%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$17.84		$18.35		$21.88		$21.48		$17.46
Income from investment operations:
Net investment loss	(0.16)		(0.16)		(0.09)		(0.15)		(0.14)
Net realized and unrealized gain	1.98		5.61		1.13		0.86		4.16
Total from investment operations	1.82		5.45		1.04		0.71		4.02
Less distributions to shareholders:
Net realized gains	(2.96)		(5.96)		(4.57)		(0.31)		—
Total distributions to shareholders	(2.96)		(5.96)		(4.57)		(0.31)		—
Net asset value, end of period	$16.70		$17.84		$18.35		$21.88		$21.48
Total return	11.48%		33.71%		6.09%		3.44%		23.02%
Ratios to average net assets(a)
Total gross expenses	1.97	%(b)	1.96	%(b)	2.09%		2.12%		2.05	%(b)
Total net expenses(c)	1.97	%(b)(d)	1.96	%(b)(d)	2.04	%(d)	2.12	%(d)	2.05	%(b)(d)
Net investment loss	(0.98%)		(0.84%)		(0.46%)		(0.70%)		(0.74%)
Supplemental data
Net assets, end of period (in thousands)	$6,310		$10,640		$14,818		$23,745		$45,196
Portfolio turnover	53%		95%		76%		90%		77%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$17.94		$18.42		$21.96		$21.55		$17.52
Income from investment operations:
Net investment loss	(0.16)		(0.16)		(0.10)		(0.14)		(0.14)
Net realized and unrealized gain	1.99		5.64		1.13		0.86		4.17
Total from investment operations	1.83		5.48		1.03		0.72		4.03
Less distributions to shareholders:
Net realized gains	(2.96)		(5.96)		(4.57)		(0.31)		—
Total distributions to shareholders	(2.96)		(5.96)		(4.57)		(0.31)		—
Net asset value, end of period	$16.81		$17.94		$18.42		$21.96		$21.55
Total return	11.47%		33.75%		6.02%		3.47%		23.00%
Ratios to average net assets(a)
Total gross expenses	1.97	%(b)	1.96	%(b)	2.09%		2.11%		2.05	%(b)
Total net expenses(c)	1.97	%(b)(d)	1.96	%(b)(d)	2.04	%(d)	2.11	%(d)	2.05	%(b)(d)
Net investment loss	(0.98%)		(0.85%)		(0.47%)		(0.66%)		(0.73%)
Supplemental data
Net assets, end of period (in thousands)	$227,979		$246,747		$225,678		$262,048		$304,857
Portfolio turnover	53%		95%		76%		90%		77%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended February 28,
Class I	2015		2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$22.18		$21.53		$24.81	$24.04		$20.59
Income from investment operations:
Net investment income	0.06		0.09		0.17	0.10		0.00	(b)
Net realized and unrealized gain	2.55		6.74		1.32	1.07		3.52
Total from investment operations	2.61		6.83		1.49	1.17		3.52
Less distributions to shareholders:
Net investment income	—		—		(0.20)	(0.09)		(0.07)
Net realized gains	(3.17)		(6.18)		(4.57)	(0.31)		—
Total distributions to shareholders	(3.17)		(6.18)		(4.77)	(0.40)		(0.07)
Net asset value, end of period	$21.62		$22.18		$21.53	$24.81		$24.04
Total return	12.91%		35.39%		7.29%	5.04%		17.09%
Ratios to average net assets(c)
Total gross expenses	0.71	%(d)	0.73	%(d)	0.88%	0.91%		0.89	%(e)
Total net expenses(f)	0.71	%(d)	0.73	%(d)	0.86%	0.91	%(g)	0.89	%(e)(g)
Net investment income	0.28%		0.40%		0.71%	0.44%		0.00	%(b)(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3	$3		$28,852
Portfolio turnover	53%		95%		76%	90%		77%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$22.42		$21.72		$22.72
Income from investment operations:
Net investment income	0.01		0.00	(b)	0.01
Net realized and unrealized gain	2.57		6.84		2.25
Total from investment operations	2.58		6.84		2.26
Less distributions to shareholders:
Net investment income	—		—		(0.18)
Net realized gains	(3.12)		(6.14)		(3.08)
Total distributions to shareholders	(3.12)		(6.14)		(3.26)
Net asset value, end of period	$21.88		$22.42		$21.72
Total return	12.64%		35.07%		10.88%
Ratios to average net assets(c)
Total gross expenses	0.98	%(d)	0.97	%(d)	1.03	%(e)
Total net expenses(f)	0.97	%(d)(g)	0.97	%(d)(g)	0.99	%(e)
Net investment income	0.03%		0.02%		0.18	%(e)
Supplemental data
Net assets, end of period (in thousands)	$18,848		$5,255		$2
Portfolio turnover	53%		95%		76%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015		2014(a)
Per share data
Net asset value, beginning of period	$22.49		$25.48
Income from investment operations:
Net investment income	0.04		(0.00	)(b)
Net realized and unrealized gain	2.58		1.77
Total from investment operations	2.62		1.77
Less distributions to shareholders:
Net realized gains	(3.15)		(4.76)
Total distributions to shareholders	(3.15)		(4.76)
Net asset value, end of period	$21.96		$22.49
Total return	12.77%		8.59%
Ratios to average net assets(c)
Total gross expenses	0.82	%(d)	0.81	%(d)(e)
Total net expenses(f)	0.82	%(d)	0.81	%(d)(e)
Net investment income (loss)	0.17%		(0.02	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$8,682		$6,220
Portfolio turnover	53%		95%

Notes to Financial Highlights

(a)  Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$22.04		$21.44		$24.73		$24.05		$19.39
Income from investment operations:
Net investment income	0.01		0.04		0.13		0.08		0.06
Net realized and unrealized gain	2.51		6.70		1.31		0.97		4.64
Total from investment operations	2.52		6.74		1.44		1.05		4.70
Less distributions to shareholders:
Net investment income	—		—		(0.16)		(0.06)		(0.04)
Net realized gains	(3.12)		(6.14)		(4.57)		(0.31)		—
Total distributions to shareholders	(3.12)		(6.14)		(4.73)		(0.37)		(0.04)
Net asset value, end of period	$21.44		$22.04		$21.44		$24.73		$24.05
Total return	12.59%		35.08%		7.12%		4.51%		24.23%
Ratios to average net assets(a)
Total gross expenses	0.98	%(b)	0.96	%(b)	1.09%		1.11%		1.05	%(b)
Total net expenses(c)	0.97	%(b)(d)	0.96	%(b)(d)	1.04	%(d)	1.11	%(d)	1.05	%(b)(d)
Net investment income	0.03%		0.16%		0.55%		0.34%		0.28%
Supplemental data
Net assets, end of period (in thousands)	$285,397		$289,882		$404,071		$1,028,756		$1,101,015
Portfolio turnover	53%		95%		76%		90%		77%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close

Annual Report 2015
24

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2015
25

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.68% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office

Annual Report 2015
26

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $2,722.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,712.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Annual Report 2015
27

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $170,020 for Class A, $1,196 for Class B and $5,665 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.22%	1.24%
Class B	1.97	1.99
Class C	1.97	1.99
Class I	0.82	0.84
Class R4	0.97	0.99
Class R5	0.87	0.89
Class Z	0.97	0.99

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,471,117
Accumulated net realized gain	(12,924,264)
Paid-in capital	9,453,147

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$23,249,494	$46,585,152
Long-term capital gains	139,087,240	271,765,200
Total	$162,336,734	$318,350,352

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	8,560,220
Undistributed long-term capital gains	47,965,406
Net unrealized appreciation	344,128,223

At February 28, 2015, the cost of investments for federal income tax purposes was $736,460,490 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$351,085,157
Unrealized depreciation	(6,956,934)
Net unrealized appreciation	$344,128,223

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to

Annual Report 2015
28

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $568,980,436 and $792,750,936, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, one unaffiliated shareholder of record owned 33.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended February 28, 2015, the average daily loan balance outstanding on days when borrowing existed was $7,133,333 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic,

Annual Report 2015
29

COLUMBIA MARSICO FOCUSED EQUITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
30

COLUMBIA MARSICO FOCUSED EQUITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
31

COLUMBIA MARSICO FOCUSED EQUITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	35.07%
Dividends Received Deduction	32.40%
Capital Gain Dividend	$122,182,285

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
32

COLUMBIA MARSICO FOCUSED EQUITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
33

COLUMBIA MARSICO FOCUSED EQUITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
34

COLUMBIA MARSICO FOCUSED EQUITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
35

COLUMBIA MARSICO FOCUSED EQUITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
36

COLUMBIA MARSICO FOCUSED EQUITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
37

COLUMBIA MARSICO FOCUSED EQUITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
38

COLUMBIA MARSICO FOCUSED EQUITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia Marsico Focused Equities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN186_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

(to be renamed Columbia International Opportunities Fund, effective May 1, 2015)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Annual Report 2015

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Marsico International Opportunities Fund (the Fund) Class A shares returned 2.18% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.03% during the same time period.

■  The currency effect was the most significant contributor to Fund performance. The Fund also benefited from an overweight relative to the benchmark in the information technology, consumer discretionary and healthcare sectors, while maintaining little exposure to energy, which was the weakest performing sector in the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/00
Excluding sales charges		2.18	7.47	5.03
Including sales charges		-3.68	6.20	4.41
Class B	08/01/00
Excluding sales charges		1.43	6.67	4.25
Including sales charges		-3.57	6.36	4.25
Class C	08/01/00
Excluding sales charges		1.43	6.67	4.24
Including sales charges		0.43	6.67	4.24
Class I*	09/27/10	2.60	7.98	5.28
Class R*	01/23/06	1.94	7.20	4.78
Class R4*	11/08/12	2.45	7.59	5.09
Class Z	08/01/00	2.46	7.74	5.29
MSCI EAFE Index (Net)		-0.03	7.78	4.84

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Effective May 1, 2015, the Fund will be renamed Columbia International Opportunities Fund. At that time, Columbia Management Investment Advisers, LLC will replace Marsico Capital Management, LLC in providing day-to-day management of the Fund's portfolio.

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 2.18% excluding sales charges. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.03% for the same time period. The currency effect was the most significant contributor to Fund performance. The Fund also benefited from an overweight relative to the benchmark in the information technology, consumer discretionary and healthcare sectors, while maintaining little exposure to energy, which was the weakest performing sector in the benchmark.

International Stock Markets Were Volatile as Oil Prices Fell

International stock markets were volatile and posted mixed results during the reporting period. During the second half of the period, crude oil prices fell sharply, trading at their lowest levels since 2009, although they did rebound slightly toward the end of the period. The decline stemmed in part from slowing growth in demand, as reflected in China's continuing economic sputter, and stagnating growth in Europe. Importantly, increased oil supply was also a primary contributor to falling prices, as fracking technologies drove petroleum supplies higher in the U.S., while other countries maintained or increased production.

The U.S. dollar strengthened vs. many other major world currencies during the period, a reflection of growing confidence in the U.S. economy and a firming of short-term interest rates, along with widespread expectations of quantitative easing from the European Central Bank and the Bank of Japan.

Portfolio Recap

The currency effect was the most significant contributor to performance during the period. The Fund was overweight relative to the benchmark in stocks denominated in the U.S. dollar and British pound sterling, both of which strengthened significantly against other major currencies. The Fund was also underweight in equities denominated in Japanese yen which depreciated vs. other major currencies. Although currency had a positive effect on performance, it is a by-product, not a central focus, of our stock selection process.

The Fund benefited from its stock selection and overweight in healthcare, which was among the top-contributing sectors within the benchmark. Gilead Sciences, for example, benefited from FDA approval of its revolutionary hepatitis C drugs, Solvadi and Harnovi. Solvadi, is a single pill that is being used with an amalgam of other, older drugs to treat hepatitis C, while Harnovi, with its once-per-day fixed dose combination treatment, is expected to be a major improvement over existing treatment options.

Portfolio Management

Marsico Capital Management, LLC

Munish Malhotra, CFA

Effective May 1, 2015, Simon Haines, William Davies and David Dudding will replace Munish Malhotra as Portfolio Managers of the Fund and Marsico Capital Management, LLC will no longer serve as subadviser to the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at February 28, 2015)
Liberty Global PLC, Class C (United Kingdom)	6.1
Canadian Pacific Railway Ltd. (Canada)	5.0
Tencent Holdings Ltd. (China)	4.8
Baidu, Inc., ADR (China)	4.0
Endo International PLC (United States)	4.0
ASML Holding NV (Netherlands)	4.0
Alibaba Group Holding Ltd., ADR (China)	3.9
MasterCard, Inc., Class A (United States)	3.4
Hargreaves Lansdown PLC (United Kingdom)	3.3
Domino's Pizza Group PLC (United Kingdom)	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	98.8
Consumer Discretionary	28.4
Consumer Staples	4.9
Financials	4.7
Health Care	19.4
Industrials	9.7
Information Technology	31.7
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Liberty Global, the largest cable operator in Europe, emerged as the largest contributor to Fund performance. The company benefited from synergies created by its acquisition of U.K.-based internet provider Virgin Media in 2013 and the completion of its tender offer for Netherlands-based cable operator Ziggo. Liberty Global is also capitalizing on the consolidation of Europe's fragmented telecommunications industry and from increasing demand for bundles of television, telephone and broadband services. Netherlands-based ASML Holding also performed well. The company has an 85% market share in the manufacture of lithography machines that print circuits onto silicon chips. ASML's shares rose after it met milestones in the development of extreme-ultraviolet (EUV) lithography.

Stock selection in consumer discretionary was the primary source of underperformance during the period. Among individual detractors, Sands China's stock struggled in the face of a weakening Chinese economy and the Chinese government's anticorruption campaign. Because we believe these headwinds will persist, at least in the near term, we sold the position. Meanwhile, shares of sporting goods manufacturer Adidas declined after the company issued a profit warning in July. The announcement surprised investors who expected an increase in World Cup-related sales. The company blamed the earnings shortfall on the impact of a weak euro, weak sales in Russia, disappointing results from its golf division and, ironically, the cost of World Cup marketing.

Portfolio Activity

We initiated a position in Tencent Holdings, China's largest social network with a reported 82 million users, representing 75% of China's internet population. Online advertising penetration is still low in China, and Tencent has an opportunity to generate significant revenue as online advertising grows. The Fund also added Ireland-based Endo Holdings, a company that makes and markets pharmaceutical and generic drugs. The company has been adding to its portfolio through acquisitions and lessening its dependence on old-line generics as it transitions to a growth-oriented specialty pharmaceutical company. We also purchased Alibaba Group Holding, a company that enables Chinese consumers to "leapfrog" physical retail merchants and use online and mobile devices to order goods.

We sold Hong Kong-based Anton Oilfield Services because of management's inability to execute amid uncertainty around declining global oil prices and the slowing Chinese economy. Another Hong Kong company, AIA Group, was sold as we felt the stock lacked near-term catalysts to move it higher. We also sold Mexico-based Alsea, which operates Domino's Pizza, Starbucks, Burger King and other franchise outlets in South America. We sold the stock after what we considered to be a questionable acquisition in Spain that wasn't consistent with the company's Latin American growth strategy.

Looking Ahead

Two key issues affecting stock markets at the end of the period were declining oil prices (and their commensurate effects) and central bank

Annual Report 2015
6

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

policies. On balance, we believe lower oil prices improve prospects for growth and low inflation. Thus, we anticipate the slide in oil prices to be a positive for the U.S. economy as well as other countries which are net importers of oil, such as China, Japan and India. We believe oil prices will eventually move higher as fracking activity eases and supply tightens. We will continue to monitor the economic effects and geopolitical consequences of potentially extended and deeper reductions in oil prices.

As always, we continue to favor investments in companies that we believe are gaining market share in large and growing markets. The Fund emphasizes investments in businesses with strong recurring revenues, strong free cash flow generation, pricing power and responsible capital allocation. We are also evaluating investment opportunities in companies that are poised to benefit from increased pricing power in their businesses as a result of consolidation. In this lower growth environment, share buybacks and dividends may be material contributors to total returns.

Country Breakdown (%) (at February 28, 2015)
Australia	2.6
Belgium	5.9
Bermuda	3.0
Canada	14.1
China	12.6
France	1.9
Germany	5.7
Hong Kong	1.5
India	2.0
Ireland	5.8
Japan	3.5
Netherlands	6.8
Switzerland	4.5
United Kingdom	16.9
United States(a)	13.2
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
7

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.90	1,017.60	7.47	7.39	1.47
Class B	1,000.00	1,000.00	1,034.70	1,013.86	11.26	11.15	2.22
Class C	1,000.00	1,000.00	1,034.70	1,013.86	11.26	11.15	2.22
Class I	1,000.00	1,000.00	1,040.40	1,019.50	5.54	5.49	1.09
Class R	1,000.00	1,000.00	1,037.70	1,016.36	8.74	8.65	1.72
Class R4	1,000.00	1,000.00	1,039.90	1,018.85	6.20	6.14	1.22
Class Z	1,000.00	1,000.00	1,039.40	1,018.85	6.20	6.14	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
8

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
AUSTRALIA 2.6%
Domino's Pizza Enterprises Ltd.	83,878	2,280,223
BELGIUM 6.0%
Anheuser-Busch InBev NV	20,897	2,658,851
UCB SA	32,791	2,508,088
Total		5,166,939
BERMUDA 3.0%
Norwegian Cruise Line Holdings Ltd.(a)	53,013	2,614,601
CANADA 14.3%
Canadian Pacific Railway Ltd.	23,190	4,342,676
Constellation Software, Inc.	2,491	838,901
Gildan Activewear, Inc.	29,000	1,763,755
Novadaq Technologies, Inc.(a)	91,565	1,515,401
Restaurant Brands International, Inc.	29,800	1,317,293
Valeant Pharmaceuticals International, Inc.(a)	13,098	2,580,309
Total		12,358,335
CHINA 12.7%
Alibaba Group Holding Ltd., ADR(a)	40,107	3,413,908
Baidu, Inc., ADR(a)	17,067	3,477,401
Tencent Holdings Ltd.	236,700	4,129,882
Total		11,021,191
FRANCE 1.9%
Remy Cointreau SA	22,376	1,643,366
GERMANY 5.8%
Bayerische Motoren Werke AG	19,298	2,440,284
Infineon Technologies AG	222,749	2,578,670
Total		5,018,954
HONG KONG 1.5%
Wynn Macau Ltd.	494,400	1,294,872
INDIA 2.0%
Tata Motors Ltd., ADR	35,764	1,760,304
IRELAND 5.9%
Actavis PLC(a)	9,017	2,627,193
Ryanair Holdings PLC, ADR	38,788	2,457,220
Total		5,084,413

Common Stocks (continued)

Issuer	Shares	Value ($)
JAPAN 3.5%
FANUC Corp.	8,900	1,709,592
Start Today Co., Ltd.	53,900	1,310,870
Total		3,020,462
NETHERLANDS 6.9%
ASML Holding NV	31,724	3,429,727
NXP Semiconductors NV(a)	30,098	2,555,170
Total		5,984,897
SWITZERLAND 4.5%
Novartis AG, Registered Shares	25,112	2,566,911
Partners Group Holding AG	4,309	1,323,186
Total		3,890,097
UNITED KINGDOM 17.1%
ARM Holdings PLC	145,235	2,598,723
ASOS PLC(a)	26,411	1,319,468
Domino's Pizza Group PLC	251,347	2,803,605
Hargreaves Lansdown PLC	162,640	2,837,338
Liberty Global PLC, Class C(a)	101,121	5,275,483
Total		14,834,617
UNITED STATES 12.1%
Alkermes PLC(a)	24,260	1,704,265
Endo International PLC(a)	40,332	3,452,419
MasterCard, Inc., Class A	33,086	2,982,041
Micron Technology, Inc.(a)	56,920	1,745,737
Wayfair, Inc., Class A(a)	27,422	640,304
Total		10,524,766
Total Common Stocks (Cost: $72,972,436)		86,498,037

Money Market Funds 1.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	1,030,338	1,030,338
Total Money Market Funds (Cost: $1,030,338)		1,030,338
Total Investments (Cost: $74,002,774)		87,528,375
Other Assets & Liabilities, Net		(862,728)
Net Assets		86,665,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,356,974	93,639,689	(106,966,325)	1,030,338	3,500	1,030,338

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	13,371,740	11,449,322	—	24,821,062
Consumer Staples	—	4,302,217	—	4,302,217
Financials	—	4,160,524	—	4,160,524
Health Care	11,879,587	5,074,999	—	16,954,586
Industrials	6,799,896	1,709,592	—	8,509,488
Information Technology	15,013,158	12,737,002	—	27,750,160
Total Equity Securities	47,064,381	39,433,656	—	86,498,037
Mutual Funds
Money Market Funds	1,030,338	—	—	1,030,338
Total Mutual Funds	1,030,338	—	—	1,030,338
Total	48,094,719	39,433,656	—	87,528,375

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $72,972,436)	$86,498,037
Affiliated issuers (identified cost $1,030,338)	1,030,338
Total investments (identified cost $74,002,774)	87,528,375
Receivable for:
Investments sold	744,451
Capital shares sold	7,199
Dividends	21,049
Reclaims	283,094
Expense reimbursement due from Investment Manager	315
Prepaid expenses	1,373
Total assets	88,585,856
Liabilities
Disbursements in excess of cash	16,499
Payable for:
Investments purchased	1,398,202
Capital shares purchased	333,154
Investment management fees	1,887
Distribution and/or service fees	655
Transfer agent fees	25,541
Administration fees	191
Compensation of board members	89,213
Other expenses	54,867
Total liabilities	1,920,209
Net assets applicable to outstanding capital stock	$86,665,647
Represented by
Paid-in capital	$656,138,959
Excess of distributions over net investment income	(88,513)
Accumulated net realized loss	(582,890,224)
Unrealized appreciation (depreciation) on:
Investments	13,525,601
Foreign currency translations	(20,176)
Total — representing net assets applicable to outstanding capital stock	$86,665,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$40,395,824
Shares outstanding	2,906,097
Net asset value per share	$13.90
Maximum offering price per share(a)	$14.75
Class B
Net assets	$1,637,290
Shares outstanding	127,760
Net asset value per share	$12.82
Class C
Net assets	$11,657,240
Shares outstanding	909,087
Net asset value per share	$12.82
Class I
Net assets	$2,495
Shares outstanding	173
Net asset value per share(b)	$14.41
Class R
Net assets	$755,175
Shares outstanding	54,936
Net asset value per share	$13.75
Class R4
Net assets	$469,796
Shares outstanding	32,778
Net asset value per share	$14.33
Class Z
Net assets	$31,747,827
Shares outstanding	2,227,881
Net asset value per share	$14.25

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$1,736,408
Dividends — affiliated issuers	3,500
Foreign taxes withheld	(191,836)
Total income	1,548,072
Expenses:
Investment management fees	1,047,963
Distribution and/or service fees
Class A	145,357
Class B	25,378
Class C	128,761
Class R	4,050
Transfer agent fees
Class A	95,502
Class B	4,139
Class C	21,177
Class R	1,333
Class R4	470
Class Z	93,955
Administration fees	106,123
Compensation of board members	18,525
Custodian fees	32,698
Printing and postage fees	36,169
Registration fees	76,618
Professional fees	62,507
Other	16,650
Total expenses	1,917,375
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(23,439)
Expense reductions	(400)
Total net expenses	1,893,536
Net investment loss	(345,464)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	19,412,361
Foreign currency translations	(51,663)
Net realized gain	19,360,698
Net change in unrealized appreciation (depreciation) on:
Investments	(20,355,318)
Foreign currency translations	(39,999)
Net change in unrealized depreciation	(20,395,317)
Net realized and unrealized loss	(1,034,619)
Net decrease in net assets from operations	$(1,380,083)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income (loss)	$(345,464)	$1,346,438
Net realized gain	19,360,698	74,077,178
Net change in unrealized depreciation	(20,395,317)	(39,609,643)
Net increase (decrease) in net assets resulting from operations	(1,380,083)	35,813,973
Distributions to shareholders
Net investment income
Class A	(134,593)	(1,182,566)
Class B	(2,339)	(61,428)
Class C	(11,388)	(228,213)
Class I	(6)	(40)
Class R	(1,430)	(13,571)
Class R4	(519)	(2,043)
Class Z	(152,742)	(2,337,733)
Total distributions to shareholders	(303,017)	(3,825,594)
Decrease in net assets from capital stock activity	(100,974,055)	(208,664,068)
Total decrease in net assets	(102,657,155)	(176,675,689)
Net assets at beginning of year	189,322,802	365,998,491
Net assets at end of year	$86,665,647	$189,322,802
Undistributed (excess of distributions over) net investment income	$(88,513)	$202,181

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	626,862	8,221,851	1,126,356	14,523,089
Distributions reinvested	8,531	115,341	86,253	1,042,804
Redemptions	(4,579,012)	(61,173,536)	(1,500,126)	(19,205,047)
Net decrease	(3,943,619)	(52,836,344)	(287,517)	(3,639,154)
Class B shares
Subscriptions	573	6,876	9,326	114,197
Distributions reinvested	148	1,857	3,886	43,832
Redemptions(a)	(174,751)	(2,109,347)	(212,873)	(2,524,595)
Net decrease	(174,030)	(2,100,614)	(199,661)	(2,366,566)
Class C shares
Subscriptions	32,189	394,736	45,178	538,390
Distributions reinvested	694	8,704	15,745	177,765
Redemptions	(347,061)	(4,213,401)	(560,161)	(6,592,971)
Net decrease	(314,178)	(3,809,961)	(499,238)	(5,876,816)
Class I shares
Redemptions	(51)	(700)	—	—
Net decrease	(51)	(700)	—	—
Class R shares
Subscriptions	8,440	110,557	10,517	133,019
Distributions reinvested	76	1,024	1,125	13,513
Redemptions	(24,678)	(321,958)	(29,684)	(373,282)
Net decrease	(16,162)	(210,377)	(18,042)	(226,750)
Class R4 shares
Subscriptions	27,506	376,035	17,600	228,755
Distributions reinvested	37	513	161	2,003
Redemptions	(11,175)	(153,404)	(1,575)	(20,685)
Net increase	16,368	223,144	16,186	210,073
Class Z shares
Subscriptions	314,532	4,275,196	484,226	6,310,430
Distributions reinvested	8,951	123,879	72,625	896,915
Redemptions	(3,509,255)	(46,638,278)	(15,795,159)	(203,972,200)
Net decrease	(3,185,772)	(42,239,203)	(15,238,308)	(196,764,855)
Total net decrease	(7,617,444)	(100,974,055)	(16,226,580)	(208,664,068)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.63		$12.04		$11.24		$11.96		$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		0.02		0.12		0.01		0.05
Net realized and unrealized gain (loss)	0.32	(a)	1.74		0.68		(0.73)		2.08
Total from investment operations	0.30		1.76		0.80		(0.72)		2.13
Less distributions to shareholders:
Net investment income	(0.03)		(0.17)		—		—		(0.17)
Total distributions to shareholders	(0.03)		(0.17)		—		—		(0.17)
Net asset value, end of period	$13.90		$13.63		$12.04		$11.24		$11.96
Total return	2.18%		14.80%		7.12%		(6.02%)		21.39%
Ratios to average net assets(b)
Total gross expenses	1.46%		1.41	%(c)	1.49	%(c)	1.53%		1.51	%(c)
Total net expenses(d)	1.44	%(e)	1.41	%(c)(e)	1.49	%(c)(e)	1.53	%(e)	1.51	%(c)(e)
Net investment income (loss)	(0.18%)		0.16%		1.10%		0.06%		0.47%
Supplemental data
Net assets, end of period (in thousands)	$40,396		$93,346		$85,963		$99,757		$141,821
Portfolio turnover	165%		141%		73%		86%		105%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.65		$11.26		$10.58		$11.35		$9.51
Income from investment operations:
Net investment income (loss)	(0.13)		(0.06)		0.04		(0.07)		(0.03)
Net realized and unrealized gain (loss)	0.31	(a)	1.61		0.64		(0.70)		1.98
Total from investment operations	0.18		1.55		0.68		(0.77)		1.95
Less distributions to shareholders:
Net investment income	(0.01)		(0.16)		—		—		(0.11)
Total distributions to shareholders	(0.01)		(0.16)		—		—		(0.11)
Net asset value, end of period	$12.82		$12.65		$11.26		$10.58		$11.35
Total return	1.43%		13.89%		6.43%		(6.78%)		20.50%
Ratios to average net assets(b)
Total gross expenses	2.22%		2.16	%(c)	2.24	%(c)	2.27%		2.26	%(c)
Total net expenses(d)	2.20	%(e)	2.16	%(c)(e)	2.24	%(c)(e)	2.27	%(e)	2.26	%(c)(e)
Net investment income (loss)	(1.04%)		(0.47%)		0.40%		(0.65%)		(0.27%)
Supplemental data
Net assets, end of period (in thousands)	$1,637		$3,816		$5,645		$8,381		$14,862
Portfolio turnover	165%		141%		73%		86%		105%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.65		$11.26		$10.59		$11.36		$9.51
Income from investment operations:
Net investment income (loss)	(0.14)		(0.06)		0.04		(0.07)		(0.03)
Net realized and unrealized gain (loss)	0.32	(a)	1.61		0.63		(0.70)		1.99
Total from investment operations	0.18		1.55		0.67		(0.77)		1.96
Less distributions to shareholders:
Net investment income	(0.01)		(0.16)		—		—		(0.11)
Total distributions to shareholders	(0.01)		(0.16)		—		—		(0.11)
Net asset value, end of period	$12.82		$12.65		$11.26		$10.59		$11.36
Total return	1.43%		13.89%		6.33%		(6.78%)		20.60%
Ratios to average net assets(b)
Total gross expenses	2.23%		2.16	%(c)	2.24	%(c)	2.28%		2.26	%(c)
Total net expenses(d)	2.20	%(e)	2.16	%(c)(e)	2.24	%(c)(e)	2.28	%(e)	2.26	%(c)(e)
Net investment income (loss)	(1.11%)		(0.52%)		0.37%		(0.68%)		(0.30%)
Supplemental data
Net assets, end of period (in thousands)	$11,657		$15,478		$19,402		$25,608		$39,789
Portfolio turnover	165%		141%		73%		86%		105%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended February 28,
Class I	2015	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$14.08	$12.40		$11.52		$12.14		$11.18
Income from investment operations:
Net investment income (loss)	0.00 (b)	0.07		0.17		0.12		(0.01)
Net realized and unrealized gain (loss)	0.37 (c)	1.79		0.71		(0.74)		1.17
Total from investment operations	0.37	1.86		0.88		(0.62)		1.16
Less distributions to shareholders:
Net investment income	(0.04)	(0.18)		—		—		(0.20)
Total distributions to shareholders	(0.04)	(0.18)		—		—		(0.20)
Net asset value, end of period	$14.41	$14.08		$12.40		$11.52		$12.14
Total return	2.60%	15.18%		7.64%		(5.11%)		10.44%
Ratios to average net assets(d)
Total gross expenses	1.09%	0.99	%(e)	1.04	%(e)	1.12%		1.10	%(e)(f)
Total net expenses(g)	1.07%	0.99	%(e)	1.04	%(e)	1.12	%(h)	1.10	%(e)(f)(h)
Net investment income (loss)	0.01%	0.56%		1.50%		1.00%		(0.24	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$2	$3		$3		$3		$34,072
Portfolio turnover	165%	141%		73%		86%		105%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.51		$11.96		$11.19		$11.94		$9.99
Income from investment operations:
Net investment income (loss)	(0.08)		(0.00	)(a)	0.10		(0.02)		0.01
Net realized and unrealized gain (loss)	0.34	(b)	1.71		0.67		(0.73)		2.09
Total from investment operations	0.26		1.71		0.77		(0.75)		2.10
Less distributions to shareholders:
Net investment income	(0.02)		(0.16)		—		—		(0.15)
Total distributions to shareholders	(0.02)		(0.16)		—		—		(0.15)
Net asset value, end of period	$13.75		$13.51		$11.96		$11.19		$11.94
Total return	1.94%		14.51%		6.88%		(6.28%)		21.08%
Ratios to average net assets(c)
Total gross expenses	1.73%		1.66	%(d)	1.74	%(d)	1.77%		1.76	%(d)
Total net expenses(e)	1.70	%(f)	1.66	%(d)(f)	1.74	%(d)(f)	1.77	%(f)	1.76	%(d)(f)
Net investment income (loss)	(0.61%)		(0.04%)		0.88%		(0.17%)		0.12%
Supplemental data
Net assets, end of period (in thousands)	$755		$960		$1,067		$1,640		$3,020
Portfolio turnover	165%		141%		73%		86%		105%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.02		$12.36		$11.17
Income from investment operations:
Net investment income (loss)	(0.03)		0.01		0.03
Net realized and unrealized gain	0.37	(b)	1.83		1.16
Total from investment operations	0.34		1.84		1.19
Less distributions to shareholders:
Net investment income	(0.03)		(0.18)		—
Total distributions to shareholders	(0.03)		(0.18)		—
Net asset value, end of period	$14.33		$14.02		$12.36
Total return	2.45%		15.04%		10.65%
Ratios to average net assets(c)
Total gross expenses	1.25%		1.16	%(d)	1.15	%(d)(e)
Total net expenses(f)	1.21	%(g)	1.16	%(d)(g)	1.15	%(d)(e)
Net investment income (loss)	(0.22%)		0.09%		0.93	%(e)
Supplemental data
Net assets, end of period (in thousands)	$470		$230		$3
Portfolio turnover	165%		141%		73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.94		$12.30		$11.44		$12.15		$10.15
Income from investment operations:
Net investment income (loss)	(0.01)		0.12		0.16		0.04		0.07
Net realized and unrealized gain (loss)	0.35	(a)	1.69		0.70		(0.75)		2.13
Total from investment operations	0.34		1.81		0.86		(0.71)		2.20
Less distributions to shareholders:
Net investment income	(0.03)		(0.17)		—		—		(0.20)
Total distributions to shareholders	(0.03)		(0.17)		—		—		(0.20)
Net asset value, end of period	$14.25		$13.94		$12.30		$11.44		$12.15
Total return	2.46%		14.94%		7.52%		(5.84%)		21.75%
Ratios to average net assets(b)
Total gross expenses	1.22%		1.15	%(c)	1.24	%(c)	1.28%		1.26	%(c)
Total net expenses(d)	1.20	%(e)	1.15	%(c)(e)	1.24	%(c)(e)	1.28	%(e)	1.26	%(c)(e)
Net investment income (loss)	(0.11%)		0.93%		1.40%		0.38%		0.67%
Supplemental data
Net assets, end of period (in thousands)	$31,748		$75,489		$253,916		$456,645		$945,793
Portfolio turnover	165%		141%		73%		86%		105%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

On January 28, 2015, the Board of Trustees (the Board) voted to change the Fund's name from Columbia Marsico International Opportunities Fund to Columbia International Opportunities Fund effective on or about May 1, 2015.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015
24

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax.

Annual Report 2015
25

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.79% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

On January 28, 2015, the Board voted to terminate Marsico as subadvisor to the Fund effective on or about May 1, 2015. At that time, the Investment Manager will assume day-to-day portfolio management responsibility for the Fund. In addition, effective on or about May 1, 2015, the Investment Manager will enter into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, are subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and

Annual Report 2015
26

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $1,331.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class R	0.16
Class R4	0.17
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $400.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $10,573 for Class A, $818 for Class B and $144

Annual Report 2015
27

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.47%	1.48%
Class B	2.22	2.23
Class C	2.22	2.23
Class I	1.09	1.09
Class R	1.72	1.73
Class R4	1.22	1.23
Class Z	1.22	1.23

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$357,787
Accumulated net realized loss	51,663
Paid-in capital	(409,450)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$303,017	$3,825,594

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(581,236,373)
Net unrealized appreciation	11,871,750

At February 28, 2015, the cost of investments for federal income tax purposes was $75,656,625 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,122,657
Unrealized depreciation	(250,907)
Net unrealized appreciation	$11,871,750

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	160,687,779
2018	420,548,594
Total	581,236,373

For the year ended February 28, 2015, $18,814,107 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that

Annual Report 2015
28

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $212,851,820 and $302,839,731, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 32.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 11.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable

Annual Report 2015
29

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
30

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
31

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Foreign Taxes Paid	$161,841
Foreign Taxes Paid Per Share	$0.03
Foreign Source Income	$1,709,074
Foreign Source Income Per Share	$0.27

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
32

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
33

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
34

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
35

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
36

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
37

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
38

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia Marsico International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN189_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MID CAP VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

*  Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MID CAP VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Important Information About This Report	49

Annual Report 2015

COLUMBIA MID CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mid Cap Value Fund (the Fund) Class A shares returned 8.50% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 13.63% during the same time period.

■  An overweight in energy stocks, particularly equipment and service companies, detracted from performance relative to the benchmark as did underweights in real-estate investment trusts (REITs) and utilities.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/20/01
Excluding sales charges		8.50	15.70	8.47
Including sales charges		2.24	14.35	7.83
Class B	11/20/01
Excluding sales charges		7.64	14.83	7.66
Including sales charges		3.08	14.60	7.66
Class C	11/20/01
Excluding sales charges		7.73	14.84	7.67
Including sales charges		6.81	14.84	7.67
Class I*	09/27/10	9.03	16.17	8.69
Class K*	03/07/11	8.63	15.85	8.54
Class R*	01/23/06	8.25	15.41	8.20
Class R4*	11/08/12	8.79	15.85	8.54
Class R5*	11/08/12	8.87	15.92	8.57
Class W*	09/27/10	8.50	15.71	8.47
Class Y*	07/15/09	8.97	16.14	8.69
Class Z	11/20/01	8.76	15.98	8.74
Russell Midcap Value Index		13.63	17.53	9.59

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MID CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 8.50% excluding sales charges. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 13.63% for the same time period. The Fund's overweight in energy stocks, particularly equipment and service companies, detracted from performance relative to the benchmark as energy prices declined more than 50% during the period. Underweights in real-estate investment trusts (REITs) and utilities also detracted from results.

Stocks Climb as U.S. Economy Strengthen

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in most sectors. The labor market added 267,000 new jobs monthly, on average, during the 12-month period ended February 28, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped as harsh weather weighed on short-term expectations. The housing market's recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period continued. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. However, the timing of that move remained unclear, especially as some weaker data appeared in the final months of the period. In this environment, interest rates dropped sharply. The yield on the 10-year U.S. Treasury bond, which started the period at 2.6%, dropped to 2.0%, having traded even lower in the final months of the period. Large company stocks were the strongest equity market performers, while mid-cap stocks lagged, partly because mid-cap energy-related equipment and services companies fared worse in the oil sell-off than did their larger-cap counterparts. Within the mid-cap universe, value edged out growth for the 12-month period. Continued low interest rates favored utilities and REITs, which make up a far larger portion of the mid-cap value index than mid-cap growth.

Contributors and Detractors

Stock selection within information technology helped relative performance, primarily due to an improving U.S. economy and growing demand in key global markets. Standout individual performers included semiconductor maker Skyworks Solutions and interactive software provider Electronic Arts, both of which enjoyed triple-digit gains for the period. Skyworks continued to benefit from its exposure to the smartphone market and increased dollar content per phone, including the

Portfolio Management

David Hoffman

Diane Sobin, CFA

Jonas Patrikson, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
M&T Bank Corp.	2.1
Fifth Third Bancorp	2.1
SL Green Realty Corp.	2.0
D.R. Horton, Inc.	1.9
Edison International	1.9
Lincoln National Corp.	1.9
Great Plains Energy, Inc.	1.8
Raymond James Financial, Inc.	1.7
UDR, Inc.	1.6
Teleflex, Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	95.3
Consumer Discretionary	12.8
Consumer Staples	2.0
Energy	5.7
Financials	32.5
Health Care	5.7
Industrials	8.7
Information Technology	9.8
Materials	6.5
Telecommunication Services	1.3
Utilities	10.3
Money Market Funds	4.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

iPhone 6 rollout. Electronic Arts shares rose sharply during the holiday shopping season, as the company benefited from a price cut in Microsoft's Xbox One, which in turn generated interest in the purchase of additional consoles. Even more important, the price cut generated more demand for games sold by Electronic Arts.

Elsewhere in the portfolio, United Continental Holdings, in the industrials sector, benefited from falling oil prices while in materials, Sealed Air Corporation benefited from lower energy prices as resins became less expensive, offering the potential for higher profit margins, increased cash flow and debt reduction.

Energy and financials stocks detracted from performance. Within energy, Noble Energy disappointed, and on the equipment and service side, Weatherford International, Cameron International Corporation and Superior Energy Services shares incurred double-digit losses. We eliminated some energy-related holdings because of our growing caution on companies indirectly exposed to energy. These included industrials company Jacobs Engineering, an international engineering, architecture and construction firm; Manitowoc Company, and chemical company Methanex Corporation.

In the financials sector, stock selection as well as an overweight allocation to the banking industry hampered relative returns. The Fund had less exposure than the benchmark to REITs, which also detracted from results. In addition, an underweight in healthcare detracted from relative results during the period. The Fund did not hold several managed healthcare providers that posted exceptionally strong returns, and a position in Salix Pharmaceuticals was a significant loser. The company, which is dedicated to developing drugs to treat or prevent gastrointestinal issues, was found to have misrepresented key drug inventories. Its shares dropped 40% on news of inventory management issues, and we exited the name on concerns over the lack of management oversight. We also took profits in Jazz Pharmaceuticals earlier in the period, as the company grew beyond the Fund's investment parameters. These two sales, plus the acquisition of a third major pharmaceutical holding by another company not owned by the Fund, further decreased the Fund's exposure to healthcare over the period.

Looking Ahead

As we look ahead, we have found opportunities in retail and the broader consumer discretionary sector, where companies with good ideas have suffered temporary declines in their models. In financials, we've added new positions in "self-help" insurance companies, such as Voya Financial and Synchrony Financial. We believe that Voya Financials is executing well on its strategic plan in variable annuities, retirement services, investment management and life insurance segments. Synchrony Financial is the largest credit card issuer focused on the private label card business and may benefit from consumers having more money to spend.

Given recent market developments, we generally have a cautious approach towards companies where multiples have expanded

Annual Report 2015
6

COLUMBIA MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

disproportionately relative to their operating earnings. As such, we remain true to our longstanding belief that the best investment opportunities are found when attractive valuations are combined with improving operating leverage over the medium to long term.

Annual Report 2015
7

COLUMBIA MID CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.70	1,019.15	5.79	5.84	1.16
Class B	1,000.00	1,000.00	1,000.00	1,015.41	9.52	9.60	1.91
Class C	1,000.00	1,000.00	1,000.60	1,015.41	9.53	9.60	1.91
Class I	1,000.00	1,000.00	1,006.50	1,021.39	3.55	3.58	0.71
Class K	1,000.00	1,000.00	1,004.50	1,019.95	5.00	5.04	1.00
Class R	1,000.00	1,000.00	1,003.00	1,017.85	7.09	7.14	1.42
Class R4	1,000.00	1,000.00	1,005.40	1,020.29	4.65	4.68	0.93
Class R5	1,000.00	1,000.00	1,005.60	1,021.04	3.90	3.93	0.78
Class W	1,000.00	1,000.00	1,003.70	1,019.15	5.79	5.84	1.16
Class Y	1,000.00	1,000.00	1,006.50	1,021.29	3.65	3.68	0.73
Class Z	1,000.00	1,000.00	1,005.00	1,020.39	4.55	4.58	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.8%
Auto Components 1.3%
TRW Automotive Holdings Corp.(a)	464,075	48,375,178
Automobiles 1.1%
Harley-Davidson, Inc.	645,736	41,049,438
Diversified Consumer Services 0.7%
Houghton Mifflin Harcourt Co.(a)	1,393,739	27,568,157
Hotels, Restaurants & Leisure 2.3%
Royal Caribbean Cruises Ltd.	455,300	34,794,026
Starwood Hotels & Resorts Worldwide, Inc.	652,075	52,381,185
Total		87,175,211
Household Durables 1.8%
D.R. Horton, Inc.	2,561,175	69,945,689
Media 2.6%
Cinemark Holdings, Inc.	665,450	27,097,124
DISH Network Corp., Class A(a)	605,548	45,440,322
Interpublic Group of Companies, Inc. (The)	1,181,375	26,344,662
Total		98,882,108
Specialty Retail 3.0%
Best Buy Co., Inc.	1,005,750	38,319,075
Sally Beauty Holdings, Inc.(a)	1,096,000	36,737,920
Signet Jewelers Ltd.	315,700	37,846,116
Total		112,903,111
Total Consumer Discretionary		485,898,892
CONSUMER STAPLES 2.0%
Food Products 2.0%
Hershey Co. (The)	298,425	30,970,547
JM Smucker Co. (The)	382,015	44,065,430
Total		75,035,977
Total Consumer Staples		75,035,977
ENERGY 5.7%
Energy Equipment & Services 2.4%
Cameron International Corp.(a)	536,675	25,266,659
Oceaneering International, Inc.	361,150	19,693,510
Superior Energy Services, Inc.	898,775	20,114,584
Weatherford International PLC(a)	2,072,700	26,302,563
Total		91,377,316

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.3%
Cabot Oil & Gas Corp.	954,050	27,667,450
Cimarex Energy Co.	358,590	39,330,151
Noble Energy, Inc.	853,225	40,297,817
ONEOK, Inc.	437,825	19,378,134
Total		126,673,552
Total Energy		218,050,868
FINANCIALS 32.6%
Banks 7.2%
City National Corp.	420,537	38,003,929
Cullen/Frost Bankers, Inc.	519,400	35,215,320
East West Bancorp, Inc.	1,245,150	49,743,743
Fifth Third Bancorp	3,900,701	75,517,571
M&T Bank Corp.	624,775	75,597,775
Total		274,078,338
Capital Markets 2.5%
Raymond James Financial, Inc.	1,087,500	62,128,875
TD Ameritrade Holding Corp.	932,475	33,820,868
Total		95,949,743
Consumer Finance 1.1%
Synchrony Financial(a)	1,274,375	40,716,281
Diversified Financial Services 1.2%
Voya Financial, Inc.	1,019,100	45,034,029
Insurance 7.8%
Aon PLC	494,500	49,628,020
Brown & Brown, Inc.	1,495,375	48,061,353
Genworth Financial, Inc., Class A(a)	2,100,700	16,280,425
Hartford Financial Services Group, Inc. (The)	1,398,443	57,280,225
Lincoln National Corp.	1,182,125	68,137,685
Principal Financial Group, Inc.	1,143,202	58,497,646
Total		297,885,354
Real Estate Investment Trusts (REITs) 11.0%
Camden Property Trust	360,925	26,271,731
Colony Financial, Inc.	802,175	20,222,832
Extra Space Storage, Inc.	459,554	30,229,462
Host Hotels & Resorts, Inc.	2,357,322	49,503,762
Outfront Media, Inc.	1,213,986	36,358,881
Rayonier, Inc.	1,394,209	38,215,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
SL Green Realty Corp.	582,175	73,895,473
Taubman Centers, Inc.	641,950	46,438,663
UDR, Inc.	1,873,825	59,849,970
Weyerhaeuser Co.	1,041,553	36,568,926
Total		417,554,968
Real Estate Management & Development 1.1%
CBRE Group, Inc., Class A(a)	1,199,061	41,079,830
Thrifts & Mortgage Finance 0.7%
Radian Group, Inc.	1,747,275	27,624,418
Total Financials		1,239,922,961
HEALTH CARE 5.7%
Health Care Equipment & Supplies 2.8%
Teleflex, Inc.	488,350	59,427,311
Zimmer Holdings, Inc.	402,725	48,484,063
Total		107,911,374
Health Care Providers & Services 2.3%
Community Health Systems, Inc.(a)	531,600	25,793,232
LifePoint Hospitals, Inc.(a)	501,375	36,078,945
WellCare Health Plans, Inc.(a)	294,275	26,723,113
Total		88,595,290
Life Sciences Tools & Services 0.6%
PAREXEL International Corp.(a)	341,800	22,032,428
Total Health Care		218,539,092
INDUSTRIALS 8.7%
Aerospace & Defense 1.1%
Textron, Inc.	915,250	40,554,727
Airlines 0.7%
United Continental Holdings, Inc.(a)	425,000	27,701,500
Building Products 0.7%
USG Corp.(a)	968,250	27,294,968
Industrial Conglomerates 1.3%
Carlisle Companies, Inc.	523,425	48,715,165
Machinery 1.7%
Crane Co.	361,725	24,174,082
Dover Corp.	567,978	40,922,815
Total		65,096,897
Road & Rail 1.0%
Ryder System, Inc.	426,525	40,089,085

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 2.2%
AerCap Holdings NV(a)	795,744	35,410,608
United Rentals, Inc.(a)	184,825	17,199,814
WESCO International, Inc.(a)	443,000	30,757,490
Total		83,367,912
Total Industrials		332,820,254
INFORMATION TECHNOLOGY 9.8%
Communications Equipment 0.4%
F5 Networks, Inc.(a)	120,675	14,253,528
Electronic Equipment, Instruments & Components 1.6%
Arrow Electronics, Inc.(a)	470,775	29,169,219
FLIR Systems, Inc.	974,025	31,441,527
Total		60,610,746
IT Services 1.2%
Xerox Corp.	3,304,600	45,107,790
Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	479,975	12,023,374
Broadcom Corp., Class A	1,124,150	50,845,304
Micron Technology, Inc.(a)	418,575	12,837,695
Skyworks Solutions, Inc.	331,925	29,126,419
Total		104,832,792
Software 3.2%
Activision Blizzard, Inc.	1,538,425	35,876,071
Autodesk, Inc.(a)	440,100	28,272,024
Electronic Arts, Inc.(a)	682,700	39,036,786
PTC, Inc.(a)	520,575	18,040,526
Total		121,225,407
Technology Hardware, Storage & Peripherals 0.7%
Western Digital Corp.	258,500	27,654,330
Total Information Technology		373,684,593
MATERIALS 6.5%
Chemicals 2.2%
International Flavors & Fragrances, Inc.	300,450	36,633,868
PPG Industries, Inc.	195,300	45,969,714
Total		82,603,582
Containers & Packaging 3.2%
Bemis Co., Inc.	613,700	29,948,560
Packaging Corp. of America	550,800	45,639,288

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Sealed Air Corp.	940,050	44,304,557
Total		119,892,405
Metals & Mining 1.1%
Steel Dynamics, Inc.	2,381,900	43,398,218
Total Materials		245,894,205
TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services 1.3%
SBA Communications Corp., Class A(a)	299,625	37,366,234
Telephone & Data Systems, Inc.	456,075	11,602,548
Total		48,968,782
Total Telecommunication Services		48,968,782
UTILITIES 10.3%
Electric Utilities 6.4%
Edison International	1,079,300	69,345,025
Great Plains Energy, Inc.	2,417,975	64,342,315
Portland General Electric Co.	1,450,025	54,071,432
PPL Corp.	1,587,925	54,148,242
Total		241,907,014
Gas Utilities 0.9%
Questar Corp.	1,513,475	35,385,046

Common Stocks (continued)

Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.0%
AES Corp. (The)	2,925,150	37,939,195
NRG Energy, Inc.	1,646,500	39,483,070
Total		77,422,265
Multi-Utilities 1.0%
CMS Energy Corp.	1,057,050	37,134,167
Total Utilities		391,848,492
Total Common Stocks (Cost: $2,514,801,419)		3,630,664,116

Money Market Funds 4.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	179,304,267	179,304,267
Total Money Market Funds (Cost: $179,304,267)		179,304,267
Total Investments (Cost: $2,694,105,686)		3,809,968,383
Other Assets & Liabilities, Net		(3,668,905)
Net Assets		3,806,299,478

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	139,344,865	823,446,775	(783,487,373)	179,304,267	121,093	179,304,267

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	485,898,892	—	—	485,898,892
Consumer Staples	75,035,977	—	—	75,035,977
Energy	218,050,868	—	—	218,050,868
Financials	1,239,922,961	—	—	1,239,922,961
Health Care	218,539,092	—	—	218,539,092
Industrials	332,820,254	—	—	332,820,254
Information Technology	373,684,593	—	—	373,684,593
Materials	245,894,205	—	—	245,894,205
Telecommunication Services	48,968,782	—	—	48,968,782
Utilities	391,848,492	—	—	391,848,492
Total Equity Securities	3,630,664,116	—	—	3,630,664,116
Mutual Funds
Money Market Funds	179,304,267	—	—	179,304,267
Total Mutual Funds	179,304,267	—	—	179,304,267
Total	3,809,968,383	—	—	3,809,968,383

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,514,801,419)	$3,630,664,116
Affiliated issuers (identified cost $179,304,267)	179,304,267
Total investments (identified cost $2,694,105,686)	3,809,968,383
Receivable for:
Capital shares sold	3,034,024
Dividends	4,461,063
Prepaid expenses	6,789
Total assets	3,817,470,259
Liabilities
Payable for:
Investments purchased	5,534,359
Capital shares purchased	4,346,687
Investment management fees	68,706
Distribution and/or service fees	12,770
Transfer agent fees	852,150
Administration fees	5,208
Plan administration fees	1
Compensation of board members	172,646
Other expenses	178,254
Total liabilities	11,170,781
Net assets applicable to outstanding capital stock	$3,806,299,478
Represented by
Paid-in capital	$2,579,153,033
Excess of distributions over net investment income	(169,198)
Accumulated net realized gain	111,452,946
Unrealized appreciation (depreciation) on:
Investments	1,115,862,697
Total — representing net assets applicable to outstanding capital stock	$3,806,299,478

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$1,112,700,600
Shares outstanding	64,755,268
Net asset value per share	$17.18
Maximum offering price per share(a)	$18.23
Class B
Net assets	$9,249,991
Shares outstanding	564,553
Net asset value per share	$16.38
Class C
Net assets	$138,393,428
Shares outstanding	8,404,412
Net asset value per share	$16.47
Class I
Net assets	$2,979
Shares outstanding	173
Net asset value per share(b)	$17.19
Class K
Net assets	$6,173
Shares outstanding	358
Net asset value per share	$17.24
Class R
Net assets	$77,555,511
Shares outstanding	4,525,682
Net asset value per share	$17.14
Class R4
Net assets	$33,558,938
Shares outstanding	1,915,662
Net asset value per share	$17.52
Class R5
Net assets	$72,152,492
Shares outstanding	4,117,283
Net asset value per share	$17.52
Class W
Net assets	$491,756
Shares outstanding	28,621
Net asset value per share	$17.18
Class Y
Net assets	$27,859,828
Shares outstanding	1,621,031
Net asset value per share	$17.19

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class Z
Net assets	$2,334,327,782
Shares outstanding	135,603,399
Net asset value per share	$17.21

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MID CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$59,412,610
Dividends — affiliated issuers	121,093
Foreign taxes withheld	(54,213)
Total income	59,479,490
Expenses:
Investment management fees	25,209,623
Distribution and/or service fees
Class A	2,762,503
Class B	119,812
Class C	1,359,121
Class R	341,024
Class W	1,350
Transfer agent fees
Class A	2,064,447
Class B	22,340
Class C	253,960
Class K	4
Class R	127,626
Class R4	31,243
Class R5	20,706
Class W	1,008
Class Z	4,455,846
Administration fees	1,908,716
Plan administration fees
Class K	18
Compensation of board members	71,393
Custodian fees	27,197
Printing and postage fees	350,790
Registration fees	195,215
Professional fees	63,309
Other	54,475
Total expenses	39,441,726
Expense reductions	(6,750)
Total net expenses	39,434,976
Net investment income	20,044,514
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	412,964,434
Options purchased	(969,528)
Options contracts written	913,914
Net realized gain	412,908,820
Net change in unrealized appreciation (depreciation) on:
Investments	(110,322,816)
Net change in unrealized depreciation	(110,322,816)
Net realized and unrealized gain	302,586,004
Net increase in net assets resulting from operations	$322,630,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$20,044,514	$15,549,311
Net realized gain	412,908,820	682,569,989
Net change in unrealized appreciation (depreciation)	(110,322,816)	316,029,652
Net increase in net assets resulting from operations	322,630,518	1,014,148,952
Distributions to shareholders
Net investment income
Class A	(4,766,548)	(4,065,780)
Class B	(12,726)	—
Class C	(163,650)	(21)
Class I	(358,705)	(1,162,726)
Class K	(44)	(82)
Class R	(170,576)	(98,634)
Class R4	(111,541)	(176,861)
Class R5	(335,311)	(39,699)
Class W	(2,270)	(262,882)
Class Y	(143,886)	(59,760)
Class Z	(16,189,669)	(14,749,869)
Net realized gains
Class A	(172,737,080)	(110,660,927)
Class B	(1,889,298)	(1,645,296)
Class C	(21,894,748)	(13,376,576)
Class I	(6,596,744)	(8,972,565)
Class K	(974)	(1,686)
Class R	(10,764,812)	(6,445,418)
Class R4	(2,419,482)	(1,168,173)
Class R5	(6,259,682)	(1,491,804)
Class W	(81,199)	(2,213,063)
Class Y	(2,476,273)	(908,198)
Class Z	(370,349,851)	(240,782,029)
Total distributions to shareholders	(617,725,069)	(408,282,049)
Increase (decrease) in net assets from capital stock activity	230,753,029	(461,124,890)
Total increase (decrease) in net assets	(64,341,522)	144,742,013
Net assets at beginning of year	3,870,641,000	3,725,898,987
Net assets at end of year	$3,806,299,478	$3,870,641,000
Excess of distributions over net investment income	$(169,198)	$(142,532)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	13,415,112	241,409,995	9,169,646	160,138,369
Distributions reinvested	9,391,185	164,243,740	6,160,842	106,256,843
Redemptions	(17,000,791)	(305,632,557)	(18,258,395)	(320,107,786)
Net increase (decrease)	5,805,506	100,021,178	(2,927,907)	(53,712,574)
Class B shares
Subscriptions	28,457	498,264	43,753	736,390
Distributions reinvested	103,025	1,732,090	88,045	1,467,788
Redemptions(a)	(403,330)	(6,952,178)	(372,363)	(6,310,149)
Net decrease	(271,848)	(4,721,824)	(240,565)	(4,105,971)
Class C shares
Subscriptions	1,199,715	20,665,929	669,422	11,370,828
Distributions reinvested	1,027,022	17,262,321	629,478	10,538,700
Redemptions	(1,205,653)	(20,857,272)	(1,294,360)	(22,036,287)
Net increase (decrease)	1,021,084	17,070,978	4,540	(126,759)
Class I shares
Subscriptions	2,050	36,815	29,438	513,418
Distributions reinvested	380,150	6,954,904	589,320	10,133,695
Redemptions	(5,083,873)	(93,280,205)	(5,922,674)	(109,296,578)
Net decrease	(4,701,673)	(86,288,486)	(5,303,916)	(98,649,465)
Class K shares
Distributions reinvested	28	490	17	289
Redemptions	(548)	(10,400)	—	—
Net increase (decrease)	(520)	(9,910)	17	289
Class R shares
Subscriptions	2,100,075	37,594,686	1,191,523	20,737,688
Distributions reinvested	563,949	9,798,979	366,748	6,319,443
Redemptions	(1,474,651)	(26,513,817)	(1,904,641)	(33,275,221)
Net increase (decrease)	1,189,373	20,879,848	(346,370)	(6,218,090)
Class R4 shares
Subscriptions	1,479,348	26,228,312	5,532,458	97,518,368
Distributions reinvested	143,482	2,531,020	77,048	1,344,672
Redemptions	(265,407)	(4,804,666)	(5,051,443)	(96,987,634)
Net increase	1,357,423	23,954,666	558,063	1,875,406
Class R5 shares
Subscriptions	2,742,088	49,385,390	1,504,220	27,603,379
Distributions reinvested	372,305	6,561,008	87,217	1,531,135
Redemptions	(487,196)	(8,921,619)	(101,527)	(1,867,200)
Net increase	2,627,197	47,024,779	1,489,910	27,267,314

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	—	—	1,891,459	33,155,124
Distributions reinvested	4,736	83,001	144,261	2,474,953
Redemptions	(10,721)	(195,568)	(6,966,374)	(128,096,278)
Net decrease	(5,985)	(112,567)	(4,930,654)	(92,466,201)
Class Y shares
Subscriptions	1,173,529	20,826,179	332,077	5,769,301
Distributions reinvested	151,708	2,619,536	56,000	965,514
Redemptions	(249,909)	(4,477,660)	(152,803)	(2,663,342)
Net increase	1,075,328	18,968,055	235,274	4,071,473
Class Z shares
Subscriptions	17,182,452	310,691,377	13,105,450	228,177,668
Distributions reinvested	18,119,784	317,379,875	11,926,461	205,872,527
Redemptions	(29,519,885)	(534,104,940)	(38,453,702)	(673,110,507)
Net increase (decrease)	5,782,351	93,966,312	(13,421,791)	(239,060,312)
Total net increase (decrease)	13,878,236	230,753,029	(24,883,399)	(461,124,890)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.64		$16.02		$13.91		$14.24		$11.18
Income from investment operations:
Net investment income	0.07		0.05		0.11		0.07		0.13	(a)
Net realized and unrealized gain (loss)	1.44		4.60		2.10		(0.33)		3.07
Total from investment operations	1.51		4.65		2.21		(0.26)		3.20
Less distributions to shareholders:
Net investment income	(0.07)		(0.07)		(0.10)		(0.07)		(0.14)
Net realized gains	(2.90)		(1.96)		—		—		—
Total distributions to shareholders	(2.97)		(2.03)		(0.10)		(0.07)		(0.14)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$17.18		$18.64		$16.02		$13.91		$14.24
Total return	8.50%		30.10%		16.03%		(1.75%)		28.87%
Ratios to average net assets(c)
Total gross expenses	1.16%		1.17%		1.19%		1.18%		1.13%
Total net expenses(d)	1.16	%(e)	1.17	%(e)	1.19	%(e)	1.18	%(e)	1.13	%(e)
Net investment income	0.39%		0.27%		0.75%		0.59%		1.05%
Supplemental data
Net assets, end of period (in thousands)	$1,112,701		$1,098,949		$991,510		$1,135,303		$1,511,519
Portfolio turnover	25%		48%		36%		39%		50%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$17.98		$15.56		$13.52		$13.89		$10.94
Income from investment operations:
Net investment income (loss)	(0.07)		(0.08)		0.00	(a)	(0.02)		0.03	(b)
Net realized and unrealized gain (loss)	1.39		4.46		2.06		(0.34)		3.01
Total from investment operations	1.32		4.38		2.06		(0.36)		3.04
Less distributions to shareholders:
Net investment income	(0.02)		—		(0.02)		(0.01)		(0.09)
Net realized gains	(2.90)		(1.96)		—		—		—
Total distributions to shareholders	(2.92)		(1.96)		(0.02)		(0.01)		(0.09)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$16.38		$17.98		$15.56		$13.52		$13.89
Total return	7.64%		29.16%		15.22%		(2.55%)		27.89%
Ratios to average net assets(c)
Total gross expenses	1.91%		1.92%		1.94%		1.93%		1.88%
Total net expenses(d)	1.91	%(e)	1.92	%(e)	1.94	%(e)	1.93	%(e)	1.88	%(e)
Net investment income (loss)	(0.40%)		(0.48%)		0.01%		(0.19%)		0.28%
Supplemental data
Net assets, end of period (in thousands)	$9,250		$15,034		$16,759		$22,740		$44,651
Portfolio turnover	25%		48%		36%		39%		50%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.05		$15.62		$13.57		$13.94		$10.98
Income from investment operations:
Net investment income (loss)	(0.06)		(0.08)		0.00	(a)	(0.02)		0.04	(b)
Net realized and unrealized gain (loss)	1.40		4.47		2.07		(0.34)		3.01
Total from investment operations	1.34		4.39		2.07		(0.36)		3.05
Less distributions to shareholders:
Net investment income	(0.02)		—		(0.02)		(0.01)		(0.09)
Net realized gains	(2.90)		(1.96)		—		—		—
Total distributions to shareholders	(2.92)		(1.96)		(0.02)		(0.01)		(0.09)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$16.47		$18.05		$15.62		$13.57		$13.94
Total return	7.73%		29.11%		15.24%		(2.54%)		27.88%
Ratios to average net assets(c)
Total gross expenses	1.91%		1.92%		1.94%		1.93%		1.88%
Total net expenses(d)	1.91	%(e)	1.92	%(e)	1.94	%(e)	1.93	%(e)	1.88	%(e)
Net investment income (loss)	(0.36%)		(0.49%)		0.00	%(a)	(0.17%)		0.30%
Supplemental data
Net assets, end of period (in thousands)	$138,393		$133,282		$115,248		$125,463		$173,457
Portfolio turnover	25%		48%		36%		39%		50%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,	Year Ended February 28,
Class I	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$18.64	$16.03	$13.91	$14.24	$11.68
Income from investment operations:
Net investment income	0.09	0.12	0.17	0.13	0.03
Net realized and unrealized gain (loss)	1.51	4.59	2.12	(0.33)	2.58
Total from investment operations	1.60	4.71	2.29	(0.20)	2.61
Less distributions to shareholders:
Net investment income	(0.15)	(0.14)	(0.17)	(0.13)	(0.05)
Net realized gains	(2.90)	(1.96)	—	—	—
Total distributions to shareholders	(3.05)	(2.10)	(0.17)	(0.13)	(0.05)
Proceeds from regulatory settlements	—	—	—	0.00 (b)	—
Net asset value, end of period	$17.19	$18.64	$16.03	$13.91	$14.24
Total return	9.03%	30.59%	16.61%	(1.32%)	22.40%
Ratios to average net assets(c)
Total gross expenses	0.72%	0.73%	0.74%	0.73%	0.72	%(d)
Total net expenses(e)	0.72%	0.73%	0.74%	0.73%	0.72	%(d)
Net investment income	0.51%	0.69%	1.19%	1.03%	0.53	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$87,662	$160,368	$143,562	$150,603
Portfolio turnover	25%	48%	36%	39%	50%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,
Class K	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$18.70	$16.07	$13.94	$14.06
Income from investment operations:
Net investment income	0.10	0.07	0.13	0.11
Net realized and unrealized gain (loss)	1.44	4.61	2.13	(0.15)
Total from investment operations	1.54	4.68	2.26	(0.04)
Less distributions to shareholders:
Net investment income	(0.10)	(0.09)	(0.13)	(0.08)
Net realized gains	(2.90)	(1.96)	—	—
Total distributions to shareholders	(3.00)	(2.05)	(0.13)	(0.08)
Proceeds from regulatory settlements	—	—	—	0.00	(b)
Net asset value, end of period	$17.24	$18.70	$16.07	$13.94
Total return	8.63%	30.26%	16.31%	(0.23%)
Ratios to average net assets(c)
Total gross expenses	1.01%	1.03%	1.04%	1.05	%(d)
Total net expenses(e)	1.01%	1.03%	1.01%	1.03	%(d)
Net investment income	0.57%	0.40%	0.93%	0.86	%(d)
Supplemental data
Net assets, end of period (in thousands)	$6	$16	$14	$12
Portfolio turnover	25%	48%	36%	39%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.61		$16.00		$13.89		$14.23		$11.18
Income from investment operations:
Net investment income	0.03		0.00	(a)	0.07		0.01		0.10	(b)
Net realized and unrealized gain (loss)	1.44		4.59		2.11		(0.31)		3.07
Total from investment operations	1.47		4.59		2.18		(0.30)		3.17
Less distributions to shareholders:
Net investment income	(0.04)		(0.02)		(0.07)		(0.04)		(0.12)
Net realized gains	(2.90)		(1.96)		—		—		—
Total distributions to shareholders	(2.94)		(1.98)		(0.07)		(0.04)		(0.12)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$17.14		$18.61		$16.00		$13.89		$14.23
Total return	8.25%		29.77%		15.76%		(2.04%)		28.53%
Ratios to average net assets(c)
Total gross expenses	1.41%		1.42%		1.44%		1.45%		1.38%
Total net expenses(d)	1.41	%(e)	1.42	%(e)	1.44	%(e)	1.43	%(e)	1.38	%(e)
Net investment income	0.15%		0.02%		0.50%		0.15%		0.80%
Supplemental data
Net assets, end of period (in thousands)	$77,556		$62,085		$58,923		$80,096		$337,001
Portfolio turnover	25%		48%		36%		39%		50%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$18.95		$16.26		$14.24
Income from investment operations:
Net investment income	0.12		0.09		0.06
Net realized and unrealized gain	1.47		4.67		2.00
Total from investment operations	1.59		4.76		2.06
Less distributions to shareholders:
Net investment income	(0.12)		(0.11)		(0.04)
Net realized gains	(2.90)		(1.96)		—
Total distributions to shareholders	(3.02)		(2.07)		(0.04)
Net asset value, end of period	$17.52		$18.95		$16.26
Total return	8.79%		30.40%		14.49%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.92%		0.85	%(c)
Total net expenses(d)	0.92	%(e)	0.92	%(e)	0.85	%(c)
Net investment income	0.68%		0.48%		1.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$33,559		$10,580		$3
Portfolio turnover	25%		48%		36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$18.96	$16.26	$14.24
Income from investment operations:
Net investment income	0.15	0.12	0.06
Net realized and unrealized gain	1.45	4.67	2.00
Total from investment operations	1.60	4.79	2.06
Less distributions to shareholders:
Net investment income	(0.14)	(0.13)	(0.04)
Net realized gains	(2.90)	(1.96)	—
Total distributions to shareholders	(3.04)	(2.09)	(0.04)
Net asset value, end of period	$17.52	$18.96	$16.26
Total return	8.87%	30.64%	14.52%
Ratios to average net assets(b)
Total gross expenses	0.78%	0.80%	0.77	%(c)
Total net expenses(d)	0.78%	0.80%	0.77	%(c)
Net investment income	0.84%	0.67%	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$72,152	$28,245	$3
Portfolio turnover	25%	48%	36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$18.64		$16.03		$13.91		$14.24		$11.69
Income from investment operations:
Net investment income	0.07		0.04		0.11		0.09		0.02
Net realized and unrealized gain (loss)	1.45		4.60		2.11		(0.35)		2.57
Total from investment operations	1.52		4.64		2.22		(0.26)		2.59
Less distributions to shareholders:
Net investment income	(0.08)		(0.07)		(0.10)		(0.07)		(0.04)
Net realized gains	(2.90)		(1.96)		—		—		—
Total distributions to shareholders	(2.98)		(2.03)		(0.10)		(0.07)		(0.04)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$17.18		$18.64		$16.03		$13.91		$14.24
Total return	8.50%		30.02%		16.09%		(1.74%)		22.17%
Ratios to average net assets(c)
Total gross expenses	1.16%		1.16%		1.19%		1.19%		1.14	%(d)
Total net expenses(e)	1.16	%(f)	1.16	%(f)	1.19	%(f)	1.19	%(f)	1.14	%(d)(f)
Net investment income	0.37%		0.21%		0.74%		0.69%		0.34	%(d)
Supplemental data
Net assets, end of period (in thousands)	$492		$645		$79,581		$77,367		$3
Portfolio turnover	25%		48%		36%		39%		50%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,	Year Ended February 28,
Class Y	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.65	$16.03	$13.91	$14.24	$11.18
Income from investment operations:
Net investment income	0.16	0.12	0.18	0.13	0.16	(a)
Net realized and unrealized gain (loss)	1.43	4.60	2.09	(0.34)	3.08
Total from investment operations	1.59	4.72	2.27	(0.21)	3.24
Less distributions to shareholders:
Net investment income	(0.15)	(0.14)	(0.15)	(0.12)	(0.18)
Net realized gains	(2.90)	(1.96)	—	—	—
Total distributions to shareholders	(3.05)	(2.10)	(0.15)	(0.12)	(0.18)
Proceeds from regulatory settlements	—	—	—	0.00 (b)	0.00	(b)
Net asset value, end of period	$17.19	$18.65	$16.03	$13.91	$14.24
Total return	8.97%	30.65%	16.50%	(1.40%)	29.23%
Ratios to average net assets(c)
Total gross expenses	0.73%	0.73%	0.77%	0.82%	0.81%
Total net expenses(d)	0.73%	0.73%	0.77%	0.82%	0.81	%(e)
Net investment income	0.88%	0.69%	1.19%	0.97%	1.25%
Supplemental data
Net assets, end of period (in thousands)	$27,860	$10,175	$4,975	$32	$33
Portfolio turnover	25%	48%	36%	39%	50%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.67		$16.05		$13.93		$14.26		$11.20
Income from investment operations:
Net investment income	0.12		0.09		0.14		0.11		0.16	(a)
Net realized and unrealized gain (loss)	1.44		4.60		2.12		(0.33)		3.07
Total from investment operations	1.56		4.69		2.26		(0.22)		3.23
Less distributions to shareholders:
Net investment income	(0.12)		(0.11)		(0.14)		(0.11)		(0.17)
Net realized gains	(2.90)		(1.96)		—		—		—
Total distributions to shareholders	(3.02)		(2.07)		(0.14)		(0.11)		(0.17)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$17.21		$18.67		$16.05		$13.93		$14.26
Total return	8.76%		30.37%		16.36%		(1.50%)		29.14%
Ratios to average net assets(c)
Total gross expenses	0.91%		0.92%		0.94%		0.93%		0.88%
Total net expenses(d)	0.91	%(e)	0.92	%(e)	0.94	%(e)	0.93	%(e)	0.88	%(e)
Net investment income	0.64%		0.52%		1.01%		0.85%		1.30%
Supplemental data
Net assets, end of period (in thousands)	$2,334,328		$2,423,967		$2,298,515		$2,460,299		$2,859,249
Portfolio turnover	25%		48%		36%		39%		50%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities

Annual Report 2015
32

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and

Annual Report 2015
33

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or

Annual Report 2015
34

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 28, 2015 are as follows:

	Calls
	Contracts	Premiums
Balance at February 28, 2014	—	$—
Opened	10,914	1,043,101
Closed	—	—
Expired	(10,241)	(913,914)
Exercised	(673)	(129,187)
Balance at February 28, 2015	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At February 28, 2015, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity risk	(55,614)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average market value ($)*
Options contracts — Written	128,711

*Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when

Annual Report 2015
35

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.66% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies

Annual Report 2015
36

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $6,783.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $6,750.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of

Annual Report 2015
37

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $526,792 for Class A, $1,203 for Class B and $2,864 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.28%	1.26%
Class B	2.03	2.01
Class C	2.03	2.01
Class I	0.89	0.86
Class K	1.19	1.16
Class R	1.53	1.51
Class R4	1.03	1.01
Class R5	0.94	0.91
Class W	1.28	1.26
Class Y	0.89	0.86
Class Z	1.03	1.01

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, tax straddles and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement

Annual Report 2015
38

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,183,746
Accumulated net realized gain	(2,183,746)
Paid-in capital	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$107,032,132	$67,161,795
Long-term capital gains	510,692,937	341,120,254
Total	617,725,069	408,282,049

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$137,077,853
Net unrealized appreciation	1,113,007,593

At February 28, 2015, the cost of investments for federal income tax purposes was $2,696,960,790 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,152,056,672
Unrealized depreciation	(39,049,079)
Net unrealized appreciation	1,113,007,593

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2015, the Fund will elect to treat post-October capital losses of $22,769,803 as arising on March 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $918,168,304 and $1,287,793,630, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 36.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses

Annual Report 2015
39

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
40

COLUMBIA MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
41

COLUMBIA MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	57.68%
Dividends Received Deduction	55.94%
Capital Gain Dividend	$436,181,300

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
42

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
43

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
44

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
45

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
46

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
47

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
48

COLUMBIA MID CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN197_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MID CAP INDEX FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

*  Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MID CAP INDEX FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Annual Report 2015

COLUMBIA MID CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mid Cap Index Fund (the Fund) Class A shares returned 10.58% for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the unmanaged S&P MidCap 400 Index, which returned 11.14% for the same period.

■  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	10.58	16.49	9.64
Class I*	09/27/10	11.00	16.82	9.94
Class R5*	11/08/12	10.92	16.81	9.94
Class Z	03/31/00	10.95	16.79	9.93
S&P MidCap 400 Index		11.14	17.02	10.05

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MID CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MID CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 10.58%. The Fund underperformed its benchmark, the unmanaged S&P MidCap 400 Index, which increased 11.14% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

U.S. Equity Market Posted Strong Gains

The S&P MidCap 400 Index posted healthy double-digit gains during the annual period, achieving new highs and broad market participation, even as significant shifts were seen in the business world and wider society.

A torrent of corporate mergers helped drive stocks higher. Alibaba, the dominant Chinese online retailer, executed the largest Initial Public Offering ever in September 2014. A near halving in the price of crude oil during the annual period was bad news for many energy companies, but the decline in the cost of fuel was a boon for airlines. Volatility heightened in the second half of 2014 and into January 2015, as concerns about global economic growth, emerging markets' health, geopolitical tensions and plunging oil prices had investors on edge. A stronger U.S. dollar also led to many companies missing fourth quarter 2014 earnings or reducing forward estimates. After declining in January 2015, the S&P MidCap 400 Index again gained ground in February 2015. As the market moved higher, volatility moved lower, as concerns about Greece and Ukraine declined and corporate earnings improved. Still, for the annual period as a whole, investors generally rotated toward traditionally defensive sectors, such as consumer staples and healthcare, helped in part by the steady decline in long-term interest rates. More cyclical sectors, such as materials and industrials, were not in favor overall.

S&P MidCap 400 Index Enjoyed Broad-Based Gains

Nine of the ten sectors of the S&P MidCap 400 Index posted positive returns during the 12 months ended February 28, 2015, with energy being the sole sector posting negative returns. In terms of total return, telecommunication services, healthcare and consumer staples were the best relative performers. On the basis of impact, which takes weightings and total returns into account, financials, consumer discretionary and telecommunication services were the biggest contributors to the index's return. The top performing industries for the annual period were airlines, biotechnology, diversified telecommunication services, healthcare providers and services and internet and catalog retail.

Conversely, energy, materials and industrials, each traditionally considered a more cyclical sector, were the weakest sectors from a total return perspective. On the basis of impact, consumer staples, materials and industrials were the weakest. The worst performing industries for the annual period were technology hardware storage and peripherals, healthcare technology, marine, energy equipment and services, and oil gas and consumable fuels.

Top individual contributors within the S&P MidCap 400 Index included wireless semiconductor device manufacturer Skyworks Solutions, clothing manufacturer Hanesbrands, branded convenience food manufacturer

Portfolio Management

Christopher Lo, CFA*

Vadim Shteyn

*Effective December 3, 2014, Christopher Lo was added as a Portfolio Manager to the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
Skyworks Solutions, Inc.	1.0
Hanesbrands, Inc.	0.8
Equinix, Inc.	0.7
SL Green Realty Corp.	0.7
Henry Schein, Inc.	0.7
Church & Dwight Co., Inc.	0.7
Advance Auto Parts, Inc.	0.7
Realty Income Corp.	0.7
Qorvo, Inc.	0.6
Salix Pharmaceuticals Ltd.	0.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA MID CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	96.2
Consumer Discretionary	13.4
Consumer Staples	3.5
Energy	3.9
Financials	22.4
Health Care	9.1
Industrials	15.0
Information Technology	17.3
Materials	7.2
Telecommunication Services	0.1
Utilities	4.3
Money Market Funds	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund's net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for more information on these and other risks.

Hillshire Brands, real estate investment trust SL Green Realty and healthcare management company Universal Health Services. Top detractors were diversified mining and natural resources company Cliffs Natural Resources, construction materials provider MDU Resources Group, semiconductor device manufacturer Cree, locations-based solutions provider Trimble Navigation and imaging systems manufacturer 3D Systems.

As always, each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the annual period, there were 51 additions and 51 deletions to the index and the Fund's portfolio. Among those stocks added to the index and Fund were Kate Spade, Cliffs Natural Resources, International Game Technology, Live Nation Entertainment, LaSalle Hotel Properties, United States Steel, Peabody Energy, Tanger Factory Outlet Centers, Tyler Technologies, TreeHouse Foods, Stifel Financial, Vista Outdoor and Teledyne Technologies.

Deletions included Keurig Green Mountain, Alpha Natural Resources, Under Armour, Bob Evans Farms, Cimarex Energy, Martin Marietta Materials, Hillshire Brands, Universal Health Services, Universal, Bally Technologies, RF Micro Devices, Astoria Financial and CARBO Ceramics.

Looking Ahead

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P MidCap 400 Index.

From a broad perspective, the Federal Reserve has given strong signals that economic growth in the U.S. has reached self-sustaining momentum and no longer needs unconventional efforts to support the expansion. We believe several factors support this view. First, the rapid drop in oil prices may act as a significant short-term boost to global economic growth. Second, we believe consumer spending, which currently accounts for approximately 68% of U.S. gross domestic product, should remain relatively healthy, and, in our view, could even accelerate. Third, the economic expansion appears to be in a phase of higher capital expenditures, or capex. Investment-led expansions tend to last longer than those that are led by consumer spending. At the end of the annual period, capacity utilization, a capex leading indicator, was nearing the critical 80% level, which has historically meant demand is sufficiently high to warrant the expansion of capital investments. Further, prior underinvestment in fixed assets and the old age of those assets may suggest a sustained expansion in capex. As the Fund seeks to closely approximate the performance of the S&P MidCap 400 Index, we will continue to match its industry and risk characteristics by investing primarily in the securities that comprise the index.

Annual Report 2015
6

COLUMBIA MID CAP INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.60	1,022.69	2.30	2.27	0.45
Class I	1,000.00	1,000.00	1,054.70	1,023.93	1.02	1.01	0.20
Class R5	1,000.00	1,000.00	1,054.10	1,023.93	1.02	1.01	0.20
Class Z	1,000.00	1,000.00	1,054.20	1,023.93	1.02	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.4%
Auto Components 0.5%
Dana Holding Corp.	386,820	8,452,017
Gentex Corp.	665,976	11,734,497
Total		20,186,514
Automobiles 0.2%
Thor Industries, Inc.	105,654	6,514,626
Distributors 0.4%
LKQ Corp.(a)	689,297	16,939,474
Diversified Consumer Services 1.0%
Apollo Education Group, Inc., Class A(a)	219,700	6,074,705
DeVry Education Group, Inc.	130,778	4,779,936
Graham Holdings Co., Class B	10,020	9,883,528
Service Corp. International	472,321	11,737,177
Sotheby's	139,672	6,138,584
Total		38,613,930
Hotels, Restaurants & Leisure 1.5%
Brinker International, Inc.	144,569	8,596,073
Cheesecake Factory, Inc. (The)	104,705	4,975,582
Domino's Pizza, Inc.	125,120	12,703,433
International Game Technology	562,750	10,039,460
International Speedway Corp., Class A	63,589	1,973,167
Life Time Fitness, Inc.(a)	81,869	4,732,028
Panera Bread Co., Class A(a)	58,281	9,408,302
Wendy's Co. (The)	623,138	6,910,600
Total		59,338,645
Household Durables 1.7%
Jarden Corp.(a)	406,961	21,597,420
KB Home	207,116	2,889,268
MDC Holdings, Inc.	88,838	2,414,617
NVR, Inc.(a)	8,850	11,788,200
Tempur Sealy International, Inc.(a)	138,554	7,968,241
Toll Brothers, Inc.(a)	368,266	14,108,270
Tupperware Brands Corp.	114,580	8,181,012
Total		68,947,028
Internet & Catalog Retail 0.1%
HSN, Inc.	73,859	4,990,653

Common Stocks (continued)

Issuer	Shares	Value ($)
Leisure Products 1.0%
Brunswick Corp.	211,440	11,468,506
Polaris Industries, Inc.	138,944	21,304,283
Vista Outdoor, Inc.(a)	145,254	6,341,790
Total		39,114,579
Media 1.3%
AMC Networks, Inc., Class A(a)	134,504	9,686,978
Cinemark Holdings, Inc.	236,873	9,645,468
DreamWorks Animation SKG, Inc., Class A(a)	164,770	3,527,726
John Wiley & Sons, Inc., Class A	106,724	6,900,774
Live Nation Entertainment, Inc.(a)	328,630	8,409,642
Meredith Corp.	82,908	4,447,185
New York Times Co. (The), Class A	297,449	4,161,311
Time, Inc.	248,000	5,877,600
Total		52,656,684
Multiline Retail 0.3%
Big Lots, Inc.	121,580	5,800,582
JCPenney Co., Inc.(a)	693,430	5,894,155
Total		11,694,737
Specialty Retail 4.0%
Aaron's, Inc.	146,719	4,373,693
Abercrombie & Fitch Co., Class A	162,330	4,016,044
Advance Auto Parts, Inc.	166,035	25,723,803
American Eagle Outfitters, Inc.	398,154	5,960,365
ANN, Inc.(a)	103,988	3,734,209
Ascena Retail Group, Inc.(a)	299,589	4,014,493
Cabela's, Inc.(a)	108,340	5,898,030
Chico's FAS, Inc.	347,868	6,341,634
CST Brands, Inc.	176,660	7,354,356
Dick's Sporting Goods, Inc.	223,160	12,070,724
Foot Locker, Inc.	323,197	18,153,975
Guess?, Inc.	145,398	2,633,158
Murphy USA, Inc.(a)	97,780	6,941,402
Office Depot, Inc.(a)	1,102,652	10,331,849
Rent-A-Center, Inc.	120,337	3,321,301
Signet Jewelers Ltd.	182,375	21,863,115
Williams-Sonoma, Inc.	194,808	15,672,304
Total		158,404,455

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.4%
Carter's, Inc.	120,342	10,682,759
Deckers Outdoor Corp.(a)	78,782	5,848,776
Hanesbrands, Inc.	227,220	28,979,639
Kate Spade & Co.(a)	289,130	9,960,528
Total		55,471,702
Total Consumer Discretionary		532,873,027
CONSUMER STAPLES 3.5%
Beverages 0.1%
Boston Beer Co., Inc. (The), Class A(a)	20,300	5,432,280
Food & Staples Retailing 0.4%
SUPERVALU, Inc.(a)	469,221	4,635,903
United Natural Foods, Inc.(a)	113,471	9,422,632
Total		14,058,535
Food Products 1.9%
Dean Foods Co.	213,415	3,440,250
Flowers Foods, Inc.	420,211	9,093,366
Hain Celestial Group, Inc. (The)(a)	229,560	14,354,387
Ingredion, Inc.	163,466	13,438,540
Lancaster Colony Corp.	44,155	4,035,767
Post Holdings, Inc.(a)	116,801	5,779,313
Tootsie Roll Industries, Inc.	45,378	1,496,566
TreeHouse Foods, Inc.(a)	96,280	8,045,157
WhiteWave Foods Co. (The), Class A(a)	396,600	16,240,770
Total		75,924,116
Household Products 1.1%
Church & Dwight Co., Inc.	304,291	25,907,336
Energizer Holdings, Inc.	141,253	18,903,889
Total		44,811,225
Total Consumer Staples		140,226,156
ENERGY 3.9%
Energy Equipment & Services 1.9%
Atwood Oceanics, Inc.	136,145	4,221,856
Dresser-Rand Group, Inc.(a)	174,356	14,190,835
Dril-Quip, Inc.(a)	89,790	6,524,141
Helix Energy Solutions Group, Inc.(a)	223,258	3,447,104
Oceaneering International, Inc.	238,866	13,025,363
Oil States International, Inc.(a)	120,948	5,258,819

Common Stocks (continued)

Issuer	Shares	Value ($)
Patterson-UTI Energy, Inc.	333,033	6,222,722
Rowan Companies PLC, Class A	283,280	6,121,681
Superior Energy Services, Inc.	346,139	7,746,591
Tidewater, Inc.	106,657	3,007,727
Unit Corp.(a)	104,868	3,202,669
Total		72,969,508
Oil, Gas & Consumable Fuels 2.0%
California Resources Corp.(a)	694,530	4,972,835
Energen Corp.	166,515	10,763,530
Gulfport Energy Corp.(a)	194,550	8,912,335
HollyFrontier Corp.	445,230	19,585,668
Peabody Energy Corp.	617,440	4,877,776
Rosetta Resources, Inc.(a)	139,872	2,479,930
SM Energy Co.	153,319	7,439,038
Western Refining, Inc.	165,990	7,818,129
World Fuel Services Corp.	163,920	8,974,620
WPX Energy, Inc.(a)	462,590	4,986,720
Total		80,810,581
Total Energy		153,780,089
FINANCIALS 22.3%
Banks 4.5%
Associated Banc-Corp.	345,709	6,444,016
BancorpSouth, Inc.	194,530	4,355,527
Bank of Hawaii Corp.	99,806	6,014,310
Cathay General Bancorp	168,605	4,355,067
City National Corp.	109,067	9,856,385
Commerce Bancshares, Inc.	188,366	7,820,956
Cullen/Frost Bankers, Inc.	124,789	8,460,694
East West Bancorp, Inc.	326,527	13,044,754
First Horizon National Corp.	535,110	7,646,722
First Niagara Financial Group, Inc.	805,089	7,133,089
FirstMerit Corp.	376,216	6,828,320
Fulton Financial Corp.	421,415	5,099,121
Hancock Holding Co.	185,541	5,430,785
International Bancshares Corp.	131,792	3,263,170
PacWest Bancorp	220,220	10,093,784
Prosperity Bancshares, Inc.	136,485	7,060,369
Signature Bank(a)	114,451	14,117,531
SVB Financial Group(a)	115,667	14,215,474

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Synovus Financial Corp.	310,655	8,695,233
TCF Financial Corp.	380,389	5,968,303
Trustmark Corp.	153,400	3,535,870
Umpqua Holdings Corp.	494,200	8,174,068
Valley National Bancorp	500,231	4,802,218
Webster Financial Corp.	205,275	7,088,146
Total		179,503,912
Capital Markets 1.8%
Eaton Vance Corp.	269,002	11,324,984
Federated Investors, Inc., Class B	216,510	7,129,674
Janus Capital Group, Inc.	334,230	5,508,110
Raymond James Financial, Inc.	286,566	16,371,516
SEI Investments Co.	296,715	12,770,614
Stifel Financial Corp.(a)	150,150	8,223,716
Waddell & Reed Financial, Inc., Class A	190,196	9,407,094
Total		70,735,708
Consumer Finance 0.2%
SLM Corp.	962,550	9,115,348
Diversified Financial Services 0.7%
CBOE Holdings, Inc.	191,978	11,524,439
MSCI, Inc.	254,827	14,298,343
Total		25,822,782
Insurance 4.3%
Alleghany Corp.(a)	36,638	17,312,921
American Financial Group, Inc.	167,897	10,577,511
Arthur J Gallagher & Co.	367,068	17,248,525
Aspen Insurance Holdings Ltd.	141,554	6,490,251
Brown & Brown, Inc.	268,153	8,618,437
Everest Re Group Ltd.	102,920	18,261,096
First American Financial Corp.	243,985	8,546,795
Hanover Insurance Group, Inc. (The)	100,150	7,034,536
HCC Insurance Holdings, Inc.	220,188	12,304,105
Kemper Corp.	113,811	4,188,245
Mercury General Corp.	82,621	4,505,323
Old Republic International Corp.	551,886	8,366,592
Primerica, Inc.	120,875	6,374,948
Reinsurance Group of America, Inc.	156,259	13,955,491
RenaissanceRe Holdings Ltd.	87,640	8,985,729
StanCorp Financial Group, Inc.	95,628	6,326,748
WR Berkley Corp.	230,943	11,526,365
Total		170,623,618

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 9.8%
Alexandria Real Estate Equities, Inc.	163,791	15,709,195
American Campus Communities, Inc.	239,103	9,867,781
BioMed Realty Trust, Inc.	449,115	9,988,318
Camden Property Trust	196,527	14,305,200
Corporate Office Properties Trust	210,451	6,187,259
Corrections Corp. of America	264,945	10,568,656
Duke Realty Corp.	777,279	16,602,679
Equity One, Inc.	174,635	4,676,725
Extra Space Storage, Inc.	251,385	16,536,105
Federal Realty Investment Trust	154,983	22,012,235
Highwoods Properties, Inc.	207,604	9,468,818
Home Properties, Inc.	130,487	8,712,617
Hospitality Properties Trust	340,963	10,505,070
Kilroy Realty Corp.	190,975	14,126,421
Lamar Advertising Co. Class A	182,339	10,593,896
LaSalle Hotel Properties	254,000	9,885,680
Liberty Property Trust	337,891	12,576,303
Mack-Cali Realty Corp.	190,358	3,580,634
Mid-America Apartment Communities, Inc.	171,180	12,405,415
National Retail Properties, Inc.	299,998	12,071,920
Omega Healthcare Investors, Inc.	311,270	12,469,476
Potlatch Corp.	92,337	3,687,016
Rayonier, Inc.	288,255	7,901,070
Realty Income Corp.	506,530	25,356,892
Regency Centers Corp.	212,098	13,919,992
Senior Housing Properties Trust	524,865	11,730,733
SL Green Realty Corp.	219,537	27,865,831
Tanger Factory Outlet Centers, Inc.	218,130	7,732,709
Taubman Centers, Inc.	144,039	10,419,781
UDR, Inc.	580,527	18,542,032
Urban Edge Properties(a)	198,570	4,753,766
Weingarten Realty Investors	255,877	9,267,865
WP Glimcher, Inc.	418,860	7,258,844
Total		391,286,934
Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	103,136	4,169,788
Jones Lang LaSalle, Inc.	101,958	16,440,728
Total		20,610,516

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.5%
New York Community Bancorp, Inc.	1,006,864	16,724,011
Washington Federal, Inc.	223,329	4,716,709
Total		21,440,720
Total Financials		889,139,538
HEALTH CARE 9.1%
Biotechnology 0.4%
United Therapeutics Corp.(a)	108,068	16,755,944
Health Care Equipment & Supplies 3.3%
Align Technology, Inc.(a)	164,370	9,426,620
Cooper Companies, Inc. (The)	109,822	18,007,513
Halyard Health, Inc.(a)	105,850	4,873,334
Hill-Rom Holdings, Inc.	130,834	6,269,565
Hologic, Inc.(a)	551,456	17,856,145
IDEXX Laboratories, Inc.(a)	108,456	17,009,155
ResMed, Inc.	317,187	20,414,155
Sirona Dental Systems, Inc.(a)	125,950	11,438,779
STERIS Corp.	135,168	8,721,040
Teleflex, Inc.	94,207	11,464,050
Thoratec Corp.(a)	125,110	5,094,479
Total		130,574,835
Health Care Providers & Services 3.3%
Centene Corp.(a)	266,900	16,403,674
Community Health Systems, Inc.(a)	264,498	12,833,443
Health Net, Inc.(a)	177,234	10,164,370
Henry Schein, Inc.(a)	191,560	26,827,978
LifePoint Hospitals, Inc.(a)	102,977	7,410,225
Mednax, Inc.(a)	228,412	16,324,606
Omnicare, Inc.	222,647	17,085,931
Owens & Minor, Inc.	143,480	5,116,497
VCA, Inc.(a)	191,352	10,195,234
WellCare Health Plans, Inc.(a)	99,866	9,068,831
Total		131,430,789
Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.(a)	385,433	4,627,123
HMS Holdings Corp.(a)	199,691	3,502,580
Total		8,129,703

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.1%
Bio-Rad Laboratories, Inc., Class A(a)	46,771	5,948,336
Bio-Techne Corp.	84,331	8,224,802
Charles River Laboratories International, Inc.(a)	106,728	8,182,836
Mettler-Toledo International, Inc.(a)	64,931	20,399,372
Total		42,755,346
Pharmaceuticals 0.8%
Akorn, Inc.(a)	169,490	9,120,257
Salix Pharmaceuticals Ltd.(a)	144,950	22,786,140
Total		31,906,397
Total Health Care		361,553,014
INDUSTRIALS 15.0%
Aerospace & Defense 2.0%
B/E Aerospace, Inc.(a)	239,534	15,219,990
Esterline Technologies Corp.(a)	72,653	8,562,156
Exelis, Inc.	424,785	10,279,797
Huntington Ingalls Industries, Inc.	109,839	15,523,546
KLX, Inc.(a)	119,762	4,783,294
Orbital ATK, Inc.	134,367	8,905,845
Teledyne Technologies, Inc.(a)	83,270	8,396,114
Triumph Group, Inc.	115,522	6,907,061
Total		78,577,803
Airlines 0.7%
Alaska Air Group, Inc.	299,256	19,047,644
JetBlue Airways Corp.(a)	593,976	10,210,448
Total		29,258,092
Building Products 0.9%
AO Smith Corp.	171,100	10,784,433
Fortune Brands Home & Security, Inc.	358,871	16,622,905
Lennox International, Inc.	93,502	9,748,518
Total		37,155,856
Commercial Services & Supplies 1.6%
Clean Harbors, Inc.(a)	124,090	6,910,572
Copart, Inc.(a)	258,634	9,678,084
Deluxe Corp.	112,982	7,518,952
Herman Miller, Inc.	135,309	4,190,520
HNI Corp.	100,985	5,150,235
MSA Safety, Inc.	71,536	3,618,291

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Rollins, Inc.	145,646	4,884,967
RR Donnelley & Sons Co.	454,478	8,666,896
Waste Connections, Inc.	282,324	13,260,758
Total		63,879,275
Construction & Engineering 0.5%
AECOM(a)	349,895	10,517,844
Granite Construction, Inc.	81,932	2,713,588
KBR, Inc.	330,007	5,375,814
Total		18,607,246
Electrical Equipment 1.0%
Acuity Brands, Inc.	98,652	15,634,369
Hubbell, Inc., Class B	123,565	14,061,697
Regal-Beloit Corp.	101,654	7,922,913
Total		37,618,979
Industrial Conglomerates 0.3%
Carlisle Companies, Inc.	145,954	13,583,939
Machinery 4.4%
AGCO Corp.	190,391	9,470,048
CLARCOR, Inc.	114,018	7,503,525
Crane Co.	112,705	7,532,075
Donaldson Co., Inc.	290,465	10,758,824
Graco, Inc.	135,272	10,250,912
Harsco Corp.	183,814	3,031,093
IDEX Corp.	180,603	13,953,388
ITT Corp.	208,362	8,557,427
Kennametal, Inc.	179,936	6,297,760
Lincoln Electric Holdings, Inc.	176,695	12,199,023
Nordson Corp.	133,476	10,268,309
Oshkosh Corp.	181,520	8,856,361
SPX Corp.	93,423	8,326,792
Terex Corp.	246,575	6,758,621
Timken Co. (The)	169,455	7,198,448
Trinity Industries, Inc.	354,016	11,902,018
Valmont Industries, Inc.	55,971	6,976,785
Wabtec Corp.	218,950	20,776,165
Woodward, Inc.	132,777	6,446,323
Total		177,063,897
Marine 0.3%
Kirby Corp.(a)	129,788	10,004,059

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 1.1%
Corporate Executive Board Co. (The)	76,518	5,984,473
FTI Consulting, Inc.(a)	93,313	3,440,450
Manpowergroup, Inc.	180,017	14,484,168
Towers Watson & Co.	159,080	20,919,020
Total		44,828,111
Road & Rail 1.5%
Con-way, Inc.	131,743	5,819,088
Genesee & Wyoming, Inc., Class A(a)	116,434	12,004,345
JB Hunt Transport Services, Inc.	210,520	17,999,460
Landstar System, Inc.	101,758	7,145,447
Old Dominion Freight Line, Inc.(a)	154,840	12,096,101
Werner Enterprises, Inc.	101,344	3,250,102
Total		58,314,543
Trading Companies & Distributors 0.7%
GATX Corp.	100,538	6,258,490
MSC Industrial Direct Co., Inc., Class A	114,910	8,387,281
NOW, Inc.(a)	243,540	5,175,225
Watsco, Inc.	62,083	7,278,611
Total		27,099,607
Total Industrials		595,991,407
INFORMATION TECHNOLOGY 17.2%
Communications Equipment 1.1%
Arris Group, Inc.(a)	299,680	8,804,598
Ciena Corp.(a)	242,402	5,071,050
InterDigital, Inc.	84,534	4,469,312
JDS Uniphase Corp.(a)	527,380	7,262,023
Plantronics, Inc.	97,639	4,924,911
Polycom, Inc.(a)	310,450	4,290,419
Riverbed Technology, Inc.(a)	352,821	7,388,072
Total		42,210,385
Electronic Equipment, Instruments & Components 3.6%
Arrow Electronics, Inc.(a)	220,436	13,658,215
Avnet, Inc.	311,740	14,280,809
Belden, Inc.	97,390	8,646,284
Cognex Corp.(a)	198,000	8,848,620
FEI Co.	94,510	7,465,345
Ingram Micro, Inc., Class A(a)	354,696	8,764,538
IPG Photonics Corp.(a)	80,710	7,740,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Itron, Inc.(a)	88,843	3,240,993
Jabil Circuit, Inc.	439,900	9,664,603
Keysight Technologies, Inc.(a)	381,000	14,302,740
Knowles Corp.(a)	193,440	3,704,376
National Instruments Corp.	229,266	7,139,343
Tech Data Corp.(a)	87,014	5,177,333
Trimble Navigation Ltd.(a)	589,148	15,400,329
Vishay Intertechnology, Inc.	308,568	4,394,008
Zebra Technologies Corp., Class A(a)	115,825	10,545,866
Total		142,973,491
Internet Software & Services 1.2%
AOL, Inc.(a)	177,160	7,182,066
Equinix, Inc.	124,653	27,944,086
Rackspace Hosting, Inc.(a)	271,026	13,461,862
Total		48,588,014
IT Services 2.8%
Acxiom Corp.(a)	175,173	3,503,460
Broadridge Financial Solutions, Inc.	272,992	14,531,364
Convergys Corp.	228,254	5,101,477
CoreLogic, Inc.(a)	204,127	6,805,594
DST Systems, Inc.	66,657	7,084,973
Gartner, Inc.(a)	200,237	16,641,697
Global Payments, Inc.	153,847	14,132,385
Jack Henry & Associates, Inc.	186,008	12,183,524
Leidos Holdings, Inc.	141,522	6,371,321
NeuStar, Inc., Class A(a)	124,835	3,310,624
Science Applications International Corp.	91,984	5,029,685
VeriFone Systems, Inc.(a)	257,166	9,049,672
WEX, Inc.(a)	88,187	9,435,127
Total		113,180,903
Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc.(a)	1,428,530	4,442,728
Atmel Corp.(a)	949,344	7,917,529
Cree, Inc.(a)	253,968	9,970,784
Cypress Semiconductor Corp.	337,420	4,976,945
Fairchild Semiconductor International, Inc.(a)	270,163	4,711,643
Integrated Device Technology, Inc.(a)	338,121	6,978,817
Intersil Corp., Class A	294,596	4,592,752
Qorvo, Inc.(a)	331,876	23,032,194

Common Stocks (continued)

Issuer	Shares	Value ($)
Semtech Corp.(a)	151,841	4,392,760
Silicon Laboratories, Inc.(a)	89,652	4,539,977
Skyworks Solutions, Inc.	433,674	38,054,894
SunEdison, Inc.(a)	573,211	12,690,892
Teradyne, Inc.	492,450	9,514,134
Total		135,816,049
Software 4.4%
ACI Worldwide, Inc.(a)	261,438	5,189,544
Advent Software, Inc.	101,132	4,467,000
ANSYS, Inc.(a)	209,053	17,972,286
Cadence Design Systems, Inc.(a)	665,833	12,221,365
CDK Global, Inc.	365,380	17,110,745
CommVault Systems, Inc.(a)	97,855	4,723,461
Factset Research Systems, Inc.	88,314	13,737,243
Fair Isaac Corp.	73,032	6,216,484
Fortinet, Inc.(a)	314,990	10,586,814
Informatica Corp.(a)	247,194	10,615,746
Mentor Graphics Corp.	222,547	5,220,953
PTC, Inc.(a)	263,850	9,143,722
Rovi Corp.(a)	215,477	5,361,068
SolarWinds, Inc.(a)	149,683	7,593,418
Solera Holdings, Inc.	155,190	8,650,291
Synopsys, Inc.(a)	354,446	16,449,839
Tyler Technologies, Inc.(a)	75,140	8,969,462
Ultimate Software Group, Inc. (The)(a)	64,530	10,624,542
Total		174,853,983
Technology Hardware, Storage & Peripherals 0.7%
3D Systems Corp.(a)	237,800	7,245,766
Diebold, Inc.	147,012	5,248,328
Lexmark International, Inc., Class A	140,560	5,996,290
NCR Corp.(a)	383,050	11,265,500
Total		29,755,884
Total Information Technology		687,378,709
MATERIALS 7.2%
Chemicals 3.1%
Albemarle Corp.	255,799	14,470,549
Ashland, Inc.	145,160	18,525,319
Cabot Corp.	145,689	6,573,488
Cytec Industries, Inc.	163,942	8,611,873
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Minerals Technologies, Inc.	78,485	5,747,457
NewMarket Corp.	24,233	11,416,166
Olin Corp.	177,863	4,987,279
PolyOne Corp.	206,790	8,217,835
RPM International, Inc.	303,611	15,347,536
Scotts Miracle-Gro Co., Class A	100,997	6,616,313
Sensient Technologies Corp.	109,540	6,967,839
Valspar Corp. (The)	173,394	15,024,590
Total		122,506,244
Construction Materials 0.2%
Eagle Materials, Inc.	114,330	8,974,905
Containers & Packaging 2.0%
AptarGroup, Inc.	147,232	9,698,172
Bemis Co., Inc.	227,190	11,086,872
Greif, Inc., Class A	77,093	3,392,092
Packaging Corp. of America	223,789	18,543,156
Rock-Tenn Co., Class A	318,564	21,866,233
Silgan Holdings, Inc.	99,195	5,694,785
Sonoco Products Co.	230,326	10,786,167
Total		81,067,477
Metals & Mining 1.6%
Carpenter Technology Corp.	121,102	5,129,881
Cliffs Natural Resources, Inc.	348,460	2,383,466
Commercial Metals Co.	268,762	4,044,868
Compass Minerals International, Inc.	76,404	6,927,551
Reliance Steel & Aluminum Co.	177,591	10,124,463
Royal Gold, Inc.	148,295	10,692,069
Steel Dynamics, Inc.	546,859	9,963,771
TimkenSteel Corp.	87,197	2,621,142
United States Steel Corp.	330,930	7,925,774
Worthington Industries, Inc.	115,260	3,112,020
Total		62,925,005
Paper & Forest Products 0.3%
Domtar Corp.	146,646	6,628,399
Louisiana-Pacific Corp.(a)	323,477	5,444,118
Total		12,072,517
Total Materials		287,546,148
TELECOMMUNICATION SERVICES 0.1%
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	223,355	5,682,151
Total Telecommunication Services		5,682,151

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 4.3%
Electric Utilities 1.6%
Cleco Corp.	137,339	7,475,362
Great Plains Energy, Inc.	349,976	9,312,861
Hawaiian Electric Industries, Inc.	233,296	7,710,433
IDACORP, Inc.	114,349	7,160,534
OGE Energy Corp.	453,378	14,739,319
PNM Resources, Inc.	181,180	5,172,689
Westar Energy, Inc.	297,381	11,553,252
Total		63,124,450
Gas Utilities 1.4%
Atmos Energy Corp.	228,357	12,112,055
National Fuel Gas Co.	191,505	12,334,837
ONE Gas, Inc.	118,400	4,926,624
Questar Corp.	398,652	9,320,484
UGI Corp.	392,201	13,330,912
WGL Holdings, Inc.	113,075	6,032,551
Total		58,057,463
Multi-Utilities 1.0%
Alliant Energy Corp.	252,338	16,048,697
Black Hills Corp.	101,572	5,162,905
MDU Resources Group, Inc.	441,526	9,846,030
Vectren Corp.	187,740	8,382,591
Total		39,440,223
Water Utilities 0.3%
Aqua America, Inc.	401,778	10,623,010
Total Utilities		171,245,146
Total Common Stocks (Cost: $2,346,503,497)		3,825,415,385

Money Market Funds 3.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	152,697,480	152,697,480
Total Money Market Funds (Cost: $152,697,480)		152,697,480
Total Investments (Cost: $2,499,200,977)		3,978,112,865
Other Assets & Liabilities, Net		7,685,004
Net Assets		3,985,797,869

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2015

At February 28, 2015, cash totaling $7,309,700 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P MID 400 EMINI	1,074	USD	161,594,040	03/2015	9,027,105	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	84,086,540	568,284,578	(499,673,638)	152,697,480	89,516	152,697,480

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	532,873,027	—	—	532,873,027
Consumer Staples	140,226,156	—	—	140,226,156
Energy	153,780,089	—	—	153,780,089
Financials	889,139,538	—	—	889,139,538
Health Care	361,553,014	—	—	361,553,014
Industrials	595,991,407	—	—	595,991,407
Information Technology	687,378,709	—	—	687,378,709
Materials	287,546,148	—	—	287,546,148
Telecommunication Services	5,682,151	—	—	5,682,151
Utilities	171,245,146	—	—	171,245,146
Total Equity Securities	3,825,415,385	—	—	3,825,415,385
Mutual Funds
Money Market Funds	152,697,480	—	—	152,697,480
Total Mutual Funds	152,697,480	—	—	152,697,480
Investments in Securities	3,978,112,865	—	—	3,978,112,865
Derivatives
Assets
Futures Contracts	9,027,105	—	—	9,027,105
Total	3,987,139,970	—	—	3,987,139,970

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MID CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,346,503,497)	$3,825,415,385
Affiliated issuers (identified cost $152,697,480)	152,697,480
Total investments (identified cost $2,499,200,977)	3,978,112,865
Cash	3,060
Margin deposits	7,309,700
Receivable for:
Investments sold	733,005
Capital shares sold	6,832,324
Dividends	4,051,025
Expense reimbursement due from Investment Manager	25,071
Prepaid expenses	6,906
Total assets	3,997,073,956
Liabilities
Payable for:
Investments purchased	625,797
Capital shares purchased	8,647,114
Variation margin	698,792
Investment management fees	10,968
Distribution and/or service fees	7,366
Transfer agent fees	991,573
Administration fees	10,968
Compensation of board members	151,321
Other expenses	132,188
Total liabilities	11,276,087
Net assets applicable to outstanding capital stock	$3,985,797,869
Represented by
Paid-in capital	$2,449,194,441
Undistributed net investment income	5,292,897
Accumulated net realized gain	43,371,538
Unrealized appreciation (depreciation) on:
Investments	1,478,911,888
Futures contracts	9,027,105
Total — representing net assets applicable to outstanding capital stock	$3,985,797,869

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MID CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$1,067,529,258
Shares outstanding	66,123,370
Net asset value per share	$16.14
Class I
Net assets	$2,709
Shares outstanding	168
Net asset value per share(a)	$16.09
Class R5
Net assets	$618,948,335
Shares outstanding	37,888,299
Net asset value per share	$16.34
Class Z
Net assets	$2,299,317,567
Shares outstanding	142,936,579
Net asset value per share	$16.09

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MID CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$53,280,923
Dividends — affiliated issuers	89,516
Interest	107
Total income	53,370,546
Expenses:
Investment management fees	3,796,538
Distribution and/or service fees
Class A	2,492,055
Transfer agent fees
Class A	1,954,121
Class R5	272,208
Class Z	4,413,168
Administration fees	3,796,538
Compensation of board members	69,608
Custodian fees	31,459
Printing and postage fees	210,611
Registration fees	79,154
Licensing fees	49,184
Professional fees	61,109
Other	48,154
Total expenses	17,273,907
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(7,188,619)
Expense reductions	(160)
Total net expenses	10,085,128
Net investment income	43,285,418
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	210,651,768
Futures contracts	7,379,538
Net realized gain	218,031,306
Net change in unrealized appreciation (depreciation) on:
Investments	130,939,657
Futures contracts	3,976,321
Net change in unrealized appreciation	134,915,978
Net realized and unrealized gain	352,947,284
Net increase in net assets resulting from operations	$396,232,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MID CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$43,285,418	$36,746,200
Net realized gain	218,031,306	156,421,194
Net change in unrealized appreciation	134,915,978	556,699,124
Net increase in net assets resulting from operations	396,232,702	749,866,518
Distributions to shareholders
Net investment income
Class A	(9,156,888)	(6,693,234)
Class I	(32)	(38)
Class R5	(6,127,850)	(4,651,402)
Class Z	(25,711,214)	(21,708,037)
Net realized gains
Class A	(50,942,346)	(27,529,261)
Class I	(134)	(122)
Class R5	(26,657,902)	(12,560,033)
Class Z	(113,684,264)	(71,839,464)
Total distributions to shareholders	(232,280,630)	(144,981,591)
Increase in net assets from capital stock activity	50,278,566	559,531,734
Total increase in net assets	214,230,638	1,164,416,661
Net assets at beginning of year	3,771,567,231	2,607,150,570
Net assets at end of year	$3,985,797,869	$3,771,567,231
Undistributed net investment income	$5,292,897	$4,374,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MID CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	26,601,530	414,514,294	32,504,952	462,759,080
Distributions reinvested	3,521,634	54,632,712	2,225,447	31,996,628
Redemptions	(26,683,853)	(414,105,072)	(18,254,055)	(259,317,650)
Net increase	3,439,311	55,041,934	16,476,344	235,438,058
Class I shares
Redemptions	(77)	(1,200)	—	—
Net decrease	(77)	(1,200)	—	—
Class R5 shares
Subscriptions	15,239,143	238,997,893	37,420,766	523,232,848
Distributions reinvested	2,021,342	31,714,967	1,151,063	17,031,261
Redemptions	(11,613,335)	(183,705,443)	(6,330,892)	(93,569,039)
Net increase	5,647,150	87,007,417	32,240,937	446,695,070
Class Z shares
Subscriptions	26,769,888	415,239,640	42,311,877	599,526,779
Distributions reinvested	5,677,573	87,759,915	4,062,613	57,960,240
Redemptions	(38,271,520)	(594,769,140)	(55,297,746)	(780,088,413)
Net decrease	(5,824,059)	(91,769,585)	(8,923,256)	(122,601,394)
Total net increase	3,262,325	50,278,566	39,794,025	559,531,734

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$15.49		$12.82		$11.92		$12.33		$9.44
Income from investment operations:
Net investment income	0.15		0.14		0.14		0.10		0.09
Net realized and unrealized gain	1.44		3.14		1.45		0.10		2.94
Total from investment operations	1.59		3.28		1.59		0.20		3.03
Less distributions to shareholders:
Net investment income	(0.14)		(0.11)		(0.15)		(0.09)		(0.09)
Net realized gains	(0.80)		(0.50)		(0.54)		(0.52)		(0.05)
Total distributions to shareholders	(0.94)		(0.61)		(0.69)		(0.61)		(0.14)
Net asset value, end of period	$16.14		$15.49		$12.82		$11.92		$12.33
Total return	10.58%		26.04%		14.03%		2.12%		32.16%
Ratios to average net assets(a)
Total gross expenses	0.66%		0.66%		0.66%		0.66%		0.50%
Total net expenses(b)	0.45	%(c)	0.45	%(c)	0.45	%(c)	0.45	%(c)	0.45	%(c)
Net investment income	0.96%		0.95%		1.18%		0.83%		0.83%
Supplemental data
Net assets, end of period (in thousands)	$1,067,529		$970,805		$592,450		$470,550		$339,724
Portfolio turnover	13%		14%		20%		15%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,	Year Ended February 28,
Class I	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$15.43	$12.77	$11.88	$12.29	$10.19
Income from investment operations:
Net investment income	0.19	0.17	0.17	0.12	0.04
Net realized and unrealized gain	1.45	3.14	1.44	0.11	2.22
Total from investment operations	1.64	3.31	1.61	0.23	2.26
Less distributions to shareholders:
Net investment income	(0.18)	(0.15)	(0.18)	(0.12)	(0.11)
Net realized gains	(0.80)	(0.50)	(0.54)	(0.52)	(0.05)
Total distributions to shareholders	(0.98)	(0.65)	(0.72)	(0.64)	(0.16)
Net asset value, end of period	$16.09	$15.43	$12.77	$11.88	$12.29
Total return	11.00%	26.36%	14.34%	2.40%	22.27%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.21%	0.24%	0.20%	0.23	%(c)
Total net expenses(d)	0.20%	0.20%	0.15%	0.19%	0.19	%(c)(e)
Net investment income	1.21%	1.21%	1.48%	1.08%	0.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$4	$3	$3	$3
Portfolio turnover	13%	14%	20%	15%	10%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$15.66	$12.95	$11.81
Income from investment operations:
Net investment income	0.19	0.17	0.07
Net realized and unrealized gain	1.47	3.19	1.57
Total from investment operations	1.66	3.36	1.64
Less distributions to shareholders:
Net investment income	(0.18)	(0.15)	(0.16)
Net realized gains	(0.80)	(0.50)	(0.34)
Total distributions to shareholders	(0.98)	(0.65)	(0.50)
Net asset value, end of period	$16.34	$15.66	$12.95
Total return	10.92%	26.38%	14.34%
Ratios to average net assets(b)
Total gross expenses	0.26%	0.27%	0.21	%(c)
Total net expenses(d)	0.20%	0.20%	0.16	%(c)
Net investment income	1.21%	1.16%	1.82	%(c)
Supplemental data
Net assets, end of period (in thousands)	$618,948	$504,850	$3
Portfolio turnover	13%	14%	20%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$15.43		$12.78		$11.88		$12.29		$9.41
Income from investment operations:
Net investment income	0.19		0.17		0.16		0.12		0.11
Net realized and unrealized gain	1.45		3.13		1.45		0.11		2.93
Total from investment operations	1.64		3.30		1.61		0.23		3.04
Less distributions to shareholders:
Net investment income	(0.18)		(0.15)		(0.17)		(0.12)		(0.11)
Net realized gains	(0.80)		(0.50)		(0.54)		(0.52)		(0.05)
Total distributions to shareholders	(0.98)		(0.65)		(0.71)		(0.64)		(0.16)
Net asset value, end of period	$16.09		$15.43		$12.78		$11.88		$12.29
Total return	10.95%		26.25%		14.35%		2.39%		32.45%
Ratios to average net assets(a)
Total gross expenses	0.41%		0.41%		0.41%		0.41%		0.25%
Total net expenses(b)	0.20	%(c)	0.20	%(c)	0.20	%(c)	0.20	%(c)	0.20	%(c)
Net investment income	1.20%		1.21%		1.39%		1.07%		1.08%
Supplemental data
Net assets, end of period (in thousands)	$2,299,318		$2,295,909		$2,014,694		$2,517,203		$2,479,455
Portfolio turnover	13%		14%		20%		15%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report 2015
27

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from

Annual Report 2015
28

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	9,027,105	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	7,379,538
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	3,976,321

Annual Report 2015
29

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	114,291,383

*Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or

Annual Report 2015
30

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $6,694.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $160.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.

Annual Report 2015
31

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2015
Class A	0.45%
Class I	0.20
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, derivative investments, and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,370,542)
Accumulated net realized gain	(17,143,150)
Paid-in capital	18,513,692

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$48,145,426	$44,152,563
Long-term capital gains	184,135,204	100,829,028
Total	$232,280,630	$144,981,591

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,158,215
Undistributed long-term capital gains	66,336,311
Net unrealized appreciation	1,463,256,700

At February 28, 2015, the cost of investments for federal income tax purposes was $2,514,856,165 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,543,991,305
Unrealized depreciation	(80,734,605)
Net unrealized appreciation	$1,463,256,700

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2015
32

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $465,602,189 and $647,985,091, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 33.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Annual Report 2015
33

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

COLUMBIA MID CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
35

COLUMBIA MID CAP INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	84.41%
Dividends Received Deduction	84.35%
Capital Gain Dividend	$226,748,460

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
36

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
37

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
38

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
39

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
40

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
41

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
42

COLUMBIA MID CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Mid Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN196_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA SMALL CAP INDEX FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

*  Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SMALL CAP INDEX FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	21
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Important Information About This Report	49

Annual Report 2015

COLUMBIA SMALL CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Index Fund (the Fund) Class A shares returned 7.19% for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the unmanaged S&P SmallCap 600 Index, which returned 7.75% for the same period.

■  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	7.19	17.12	8.81
Class B*	03/07/11
Excluding sales charges		6.39	16.24	8.00
Including sales charges		1.45	16.02	8.00
Class I*	11/16/11	7.53	17.33	8.91
Class K*	03/07/11	7.22	17.12	8.81
Class R5*	11/08/12	7.49	17.27	8.88
Class W*	06/25/14	7.21	17.13	8.81
Class Z	10/15/96	7.47	17.40	9.08
S&P SmallCap 600 Index		7.75	17.63	9.22

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA SMALL CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA SMALL CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 7.19%. The Fund underperformed its benchmark, the unmanaged S&P SmallCap 600 Index, which returned 7.75% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

U.S. Equity Market Posted Strong Gains

The S&P SmallCap 600 Index posted healthy gains during the annual period, achieving new highs and broad market participation, even as significant shifts were seen in the business world and wider society.

A torrent of corporate mergers helped drive stocks higher. Alibaba, the dominant Chinese online retailer, executed the largest Initial Public Offering ever in September 2014. A near halving in the price of crude oil during the annual period was bad news for many energy companies, but the decline in the cost of fuel was a boon for airlines. Volatility heightened in the second half of 2014 and into January 2015, as concerns about global economic growth, emerging markets' health, geopolitical tensions and plunging oil prices had investors on edge. A stronger U.S. dollar also led to many companies missing fourth quarter 2014 earnings or reducing forward estimates. After declining in January 2015, the S&P SmallCap 600 Index again gained ground in February 2015, outpacing its large- and mid-cap counterparts for the month. As the market moved higher, volatility moved lower, as concerns about Greece and Ukraine declined and corporate earnings improved. Still, for the annual period as a whole, investors generally rotated toward traditionally defensive sectors, such as healthcare and utilities, helped in part by the steady decline in long-term interest rates. More cyclical sectors, such as materials, were not in favor overall.

S&P SmallCap 600 Index Enjoyed Broad-Based Gains

Seven of the ten sectors of the S&P SmallCap 600 Index posted positive returns during the 12 months ended February 28, 2015. In terms of total return, healthcare, utilities and information technology were the best relative performers. On the basis of impact, which takes weightings and total returns into account, healthcare, information technology and financials were the biggest contributors to the index's return. The top performing industries for the annual period were marine, pharmaceuticals, airlines, water utilities and diversified financial services.

Conversely, energy, materials and telecommunication services, the first two traditionally considered more cyclical sectors, were the weakest sectors from both a total return perspective and on the basis of impact, each posting negative returns. The worst performing industries for the annual period were oil gas and consumable fuels, energy equipment and services, tobacco, real estate management and development and healthcare technology.

Top individual contributors within the S&P SmallCap 600 Index included semiconductor manufacturer TriQuint Semiconductor, specialty pharmaceuticals company Questcor Pharmaceuticals, fast-food restaurant operator and franchiser Jack in the Box, footwear company Skechers

Portfolio Management

Christopher Lo, CFA*

Vadim Shteyn

*Effective December 3, 2014, Christopher Lo was added as a Portfolio Manager to the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
MAXIMUS, Inc.	0.6
West Pharmaceutical Services, Inc.	0.6
Toro Co. (The)	0.5
Jack in the Box, Inc.	0.5
Manhattan Associates, Inc.	0.5
Buffalo Wild Wings, Inc.	0.5
Cracker Barrel Old Country Store, Inc.	0.5
PAREXEL International Corp.	0.5
EPR Properties	0.5
Curtiss-Wright Corp.	0.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2015
5

COLUMBIA SMALL CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	97.8
Consumer Discretionary	15.0
Consumer Staples	2.9
Energy	3.5
Financials	22.7
Health Care	11.8
Industrials	15.7
Information Technology	16.5
Materials	5.3
Telecommunication Services	0.7
Utilities	3.7
Money Market Funds	2.2
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund's net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

U.S.A. and specialty pharmaceuticals company Akorn. Top detractors were renewable energy equipment provider GT Advanced Technologies, hardwood flooring retailer Lumber Liquidators Holdings, oil and gas exploration and production company Stone Energy, information technology services provider Medidata Solutions and investment advisory firm Financial Engines.

As always, each sector and stock in the S&P SmallCap 600 Index was represented in the Fund with approximately the same weighting as in the index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the annual period, there were 63 additions and 63 deletions to the index and the Fund's portfolio. Among those stocks added to the index and Fund were Albany Molecular Research, Scientific Games, Bob Evans Farms, Chesapeake Lodging Trust, Sagent Pharmaceuticals, Universal, Montpelier Re Holdings, Central Pacific Financial, Astoria Financial, CARBO Ceramics, Popeyes Louisiana Kitchen, ManTech International, General Cable, The Brink's Company, Intrepid Potash, Veritiv, MedAssets and Rex Energy.

Deletions included Kate Spade, PacWest Bancorp, PolyOne, Live Nation Entertainment, LaSalle Hotel Properties, OpenTable, ITT Educational Services, GT Advanced Technologies, Tanger Factory Outlet Centers, Sabine Oil & Gas, Symmetry Medical, TreeHouse Foods, TriQuint Semiconductor, Stifel Financial, Akorn, Digital River, Teledyne Technologies and MWI Veterinary Supply.

Looking Ahead

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P SmallCap 600 Index.

From a broad perspective, the Federal Reserve has given strong signals that economic growth in the U.S. has reached self-sustaining momentum and no longer needs unconventional efforts to support the expansion. We believe several factors support this view. First, the rapid drop in oil prices may act as a significant short-term boost to global economic growth. Second, we believe consumer spending, which currently accounts for approximately 68% of U.S. gross domestic product, should remain relatively healthy, and, in our view, could even accelerate. Third, the economic expansion appears to be in a phase of higher capital expenditures, or capex. Investment-led expansions tend to last longer than those that are led by consumer spending. At the end of the annual period, capacity utilization, a capex leading indicator, was nearing the critical 80% level, which has historically meant demand is sufficiently high to warrant the expansion of capital investments. Further, prior underinvestment in fixed assets and the old age of those assets may suggest a sustained expansion in capex. As the Fund seeks to closely approximate the performance of the S&P SmallCap 600 Index, we will continue to match its industry and risk characteristics by investing primarily in the securities that comprise the index.

Annual Report 2015
6

COLUMBIA SMALL CAP INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.20	1,022.69	2.31	2.27	0.45
Class B	1,000.00	1,000.00	1,057.20	1,018.95	6.15	6.04	1.20
Class I	1,000.00	1,000.00	1,062.80	1,023.93	1.03	1.01	0.20
Class K	1,000.00	1,000.00	1,061.50	1,022.69	2.31	2.27	0.45
Class R5	1,000.00	1,000.00	1,062.60	1,023.93	1.03	1.01	0.20
Class W	1,000.00	1,000.00	1,061.40	1,022.69	2.31	2.27	0.45
Class Z	1,000.00	1,000.00	1,062.70	1,023.93	1.03	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 15.0%
Auto Components 0.6%
Dorman Products, Inc.(a)	137,015	6,043,732
Drew Industries, Inc.(a)	105,637	6,231,527
Standard Motor Products, Inc.	93,059	3,901,033
Superior Industries International, Inc.	103,494	2,009,853
Total		18,186,145
Automobiles 0.1%
Winnebago Industries, Inc.	120,420	2,794,948
Distributors 0.4%
Pool Corp.	193,982	13,417,735
VOXX International Corp.(a)	89,504	769,734
Total		14,187,469
Diversified Consumer Services 0.4%
American Public Education, Inc.(a)	77,124	2,498,818
Capella Education Co.	48,623	3,151,743
Career Education Corp.(a)	267,478	1,428,332
Regis Corp.(a)	199,920	3,206,717
Strayer Education, Inc.(a)	48,705	2,964,673
Universal Technical Institute, Inc.	96,482	949,383
Total		14,199,666
Hotels, Restaurants & Leisure 4.5%
Biglari Holdings, Inc.(a)	7,659	3,333,273
BJ's Restaurants, Inc.(a)	96,702	5,049,778
Bob Evans Farms, Inc.	105,430	6,176,089
Boyd Gaming Corp.(a)	348,723	4,815,865
Buffalo Wild Wings, Inc.(a)	84,543	16,157,858
Cracker Barrel Old Country Store, Inc.	106,828	16,134,233
DineEquity, Inc.	73,661	7,994,428
Interval Leisure Group, Inc.	175,988	4,751,676
Jack in the Box, Inc.	172,584	16,687,147
Marcus Corp. (The)	81,993	1,598,044
Marriott Vacations Worldwide Corp.	126,737	9,639,616
Monarch Casino & Resort, Inc.(a)	45,035	819,637
Papa John's International, Inc.	132,746	8,209,013
Pinnacle Entertainment, Inc.(a)	267,934	6,896,621
Popeyes Louisiana Kitchen, Inc.(a)	104,240	6,255,442
Red Robin Gourmet Burgers, Inc.(a)	62,614	5,226,391
Ruby Tuesday, Inc.(a)	276,615	1,820,127
Ruth's Hospitality Group, Inc.	157,938	2,410,134

Common Stocks (continued)

Issuer	Shares	Value ($)
Scientific Games Corp., Class A(a)	219,780	2,969,228
Sonic Corp.	224,993	7,152,528
Texas Roadhouse, Inc.	279,158	10,507,507
Total		144,604,635
Household Durables 1.6%
Ethan Allen Interiors, Inc.	116,292	3,120,114
Helen of Troy Ltd.(a)	119,288	9,139,846
iRobot Corp.(a)	132,045	4,337,678
La-Z-Boy, Inc.	231,267	5,770,112
M/I Homes, Inc.(a)	109,323	2,379,962
Meritage Homes Corp.(a)	166,031	7,390,040
Ryland Group, Inc. (The)	205,986	9,372,363
Standard Pacific Corp.(a)	675,597	5,904,718
Universal Electronics, Inc.(a)	70,559	3,987,289
Total		51,402,122
Internet & Catalog Retail 0.3%
Blue Nile, Inc.(a)	52,912	1,586,301
FTD Companies, Inc.(a)	83,450	2,904,060
Nutrisystem, Inc.	128,542	2,212,208
PetMed Express, Inc.	90,538	1,393,380
Total		8,095,949
Leisure Products 0.3%
Arctic Cat, Inc.	57,779	2,106,622
Callaway Golf Co.	346,525	3,115,260
Sturm Ruger & Co., Inc.	86,660	4,502,854
Total		9,724,736
Media 0.3%
EW Scripps Co. (The), Class A(a)	134,064	3,091,516
Harte-Hanks, Inc.	191,310	1,482,652
Scholastic Corp.	119,870	4,436,389
Sizmek, Inc.(a)	99,133	783,151
Total		9,793,708
Multiline Retail 0.2%
Fred's, Inc., Class A	154,869	2,892,953
Tuesday Morning Corp.(a)	195,402	3,708,730
Total		6,601,683
Specialty Retail 4.2%
Aeropostale, Inc.(a)	353,450	1,424,403
Barnes & Noble, Inc.(a)	191,070	4,757,643
Big 5 Sporting Goods Corp.	81,225	1,038,056

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Brown Shoe Co., Inc.	195,484	5,864,520
Buckle, Inc. (The)	125,331	6,304,149
Cato Corp. (The), Class A	114,705	5,086,020
Children's Place, Inc. (The)	94,691	5,396,440
Christopher & Banks Corp.(a)	164,962	824,810
Finish Line, Inc., Class A (The)	213,627	5,229,589
Francesca's Holdings Corp.(a)	188,945	2,832,286
Genesco, Inc.(a)	107,632	7,903,418
Group 1 Automotive, Inc.	95,535	7,770,817
Haverty Furniture Companies, Inc.	92,216	2,125,579
Hibbett Sports, Inc.(a)	111,683	5,462,416
Kirkland's, Inc.(a)	66,444	1,579,374
Lithia Motors, Inc., Class A	102,022	9,636,998
Lumber Liquidators Holdings, Inc.(a)	120,878	6,268,733
MarineMax, Inc.(a)	111,029	2,814,585
Men's Wearhouse, Inc. (The)	203,930	10,235,247
Monro Muffler Brake, Inc.	141,051	8,920,065
Outerwall, Inc.	84,488	5,451,166
PEP Boys-Manny, Moe & Jack (The)(a)	239,022	2,122,515
Select Comfort Corp.(a)	238,041	7,641,116
Sonic Automotive, Inc., Class A	148,591	3,674,655
Stage Stores, Inc.	142,032	3,042,325
Stein Mart, Inc.	126,471	2,079,183
Vitamin Shoppe, Inc.(a)	137,923	5,847,935
Zumiez, Inc.(a)	96,608	3,750,323
Total		135,084,366
Textiles, Apparel & Luxury Goods 2.1%
Crocs, Inc.(a)	368,518	4,108,976
G-III Apparel Group Ltd.(a)	85,330	8,979,276
Iconix Brand Group, Inc.(a)	214,311	7,237,283
Movado Group, Inc.	80,983	2,080,453
Oxford Industries, Inc.	64,736	3,562,422
Perry Ellis International, Inc.(a)	53,722	1,267,839
Quiksilver, Inc.(a)	550,428	1,155,899
Skechers U.S.A., Inc., Class A(a)	183,158	12,480,386
Steven Madden Ltd.(a)	252,472	9,217,753
Unifi, Inc.(a)	64,170	2,073,974
Wolverine World Wide, Inc.	453,702	13,865,133
Total		66,029,394
Total Consumer Discretionary		480,704,821

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 2.9%
Food & Staples Retailing 0.8%
Andersons, Inc. (The)	120,059	5,315,012
Casey's General Stores, Inc.	172,550	15,141,263
SpartanNash Co.	167,499	4,447,098
Total		24,903,373
Food Products 1.7%
B&G Foods, Inc.	239,716	6,867,863
Cal-Maine Foods, Inc.	133,996	5,042,270
Calavo Growers, Inc.	68,752	2,884,146
Darling Ingredients, Inc.(a)	735,663	12,815,250
Diamond Foods, Inc.(a)	117,884	3,176,974
J&J Snack Foods Corp.	66,707	6,750,081
Sanderson Farms, Inc.	91,727	7,816,058
Seneca Foods Corp., Class A(a)	31,643	855,627
Snyders-Lance, Inc.	232,291	7,166,177
Total		53,374,446
Household Products 0.2%
Central Garden and Pet Co., Class A(a)	191,492	1,853,642
WD-40 Co.	61,439	4,988,847
Total		6,842,489
Personal Products 0.1%
Inter Parfums, Inc.	76,019	2,161,220
Medifast, Inc.(a)	50,109	1,585,449
Total		3,746,669
Tobacco 0.1%
Universal Corp.	103,560	4,961,559
Total Consumer Staples		93,828,536
ENERGY 3.5%
Energy Equipment & Services 1.9%
Basic Energy Services, Inc.(a)	156,251	1,162,507
Bristow Group, Inc.	157,055	9,727,987
C&J Energy Services, Inc.(a)	205,165	2,796,399
CARBO Ceramics, Inc.	87,680	3,195,059
Era Group, Inc.(a)	86,449	1,907,065
Exterran Holdings, Inc.	304,920	9,900,752
Geospace Technologies Corp.(a)	58,720	1,093,954
Gulf Island Fabrication, Inc.	59,637	955,981
Gulfmark Offshore, Inc., Class A	117,650	1,934,166

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Hornbeck Offshore Services, Inc.(a)	144,439	3,012,998
ION Geophysical Corp.(a)	572,139	1,304,477
Matrix Service Co.(a)	118,526	2,204,584
Newpark Resources, Inc.(a)	375,190	3,553,049
Paragon Offshore PLC	378,600	779,916
Pioneer Energy Services Corp.(a)	285,018	1,516,296
SEACOR Holdings, Inc.(a)	78,834	5,716,253
Tesco Corp.	161,145	1,712,971
Tetra Technologies, Inc.(a)	355,579	2,122,807
US Silica Holdings, Inc.	240,840	7,805,624
Total		62,402,845
Oil, Gas & Consumable Fuels 1.6%
Approach Resources, Inc.(a)	162,554	1,256,542
Arch Coal, Inc.	948,240	1,242,194
Bill Barrett Corp.(a)	221,790	2,226,772
Bonanza Creek Energy, Inc.(a)	168,080	4,529,756
Carrizo Oil & Gas, Inc.(a)	189,435	9,015,212
Cloud Peak Energy, Inc.(a)	272,514	2,259,141
Comstock Resources, Inc.	198,829	1,033,911
Contango Oil & Gas Co.(a)	70,968	1,669,877
Green Plains, Inc.	152,890	3,554,692
Northern Oil and Gas, Inc.(a)	256,030	2,206,979
PDC Energy, Inc.(a)	160,257	8,282,082
Penn Virginia Corp.(a)	319,655	2,122,509
Petroquest Energy, Inc.(a)	262,475	766,427
Rex Energy Corp.(a)	217,530	1,065,897
Stone Energy Corp.(a)	250,935	4,250,839
Swift Energy Co.(a)	195,917	613,220
Synergy Resources Corp.(a)	394,520	4,714,514
Total		50,810,564
Total Energy		113,213,409
FINANCIALS 22.6%
Banks 7.5%
Bank of the Ozarks, Inc.	312,412	11,434,279
Banner Corp.	87,433	3,817,325
BBCN Bancorp, Inc.	355,112	4,882,790
Boston Private Financial Holdings, Inc.	369,775	4,640,676
Cardinal Financial Corp.	143,075	2,799,978
Central Pacific Financial Corp.	121,890	2,796,157

Common Stocks (continued)

Issuer	Shares	Value ($)
City Holding Co.	67,980	3,137,277
Columbia Banking System, Inc.	238,465	6,719,944
Community Bank System, Inc.	181,350	6,441,552
CVB Financial Corp.	430,184	6,732,380
First BanCorp(a)	466,239	3,072,515
First Commonwealth Financial Corp.	409,732	3,474,527
First Financial Bancorp	274,155	4,778,522
First Financial Bankshares, Inc.	286,182	7,518,001
First Midwest Bancorp, Inc.	336,342	5,751,448
FNB Corp.	775,013	9,943,417
Glacier Bancorp, Inc.	335,137	8,140,478
Hanmi Financial Corp.	142,470	2,810,933
Home Bancshares, Inc.	262,440	8,306,226
Independent Bank Corp.	116,286	4,863,080
LegacyTexas Financial Group, Inc.	162,473	3,736,879
MB Financial, Inc.	287,228	8,958,641
National Penn Bancshares, Inc.	552,926	5,932,896
NBT Bancorp, Inc.	195,330	4,689,873
OFG Bancorp	199,580	3,482,671
Old National Bancorp	477,806	6,732,287
Pinnacle Financial Partners, Inc.	148,143	6,222,006
PrivateBancorp, Inc.	314,113	10,909,144
S&T Bancorp, Inc.	133,097	3,770,638
Simmons First National Corp., Class A	70,842	2,900,980
Southside Bancshares, Inc.	98,440	2,826,212
Sterling Bancorp	401,580	5,509,678
Susquehanna Bancshares, Inc.	809,753	10,858,788
Texas Capital Bancshares, Inc.(a)	204,189	9,480,495
Tompkins Financial Corp.	52,753	2,740,518
UMB Financial Corp.	168,677	8,693,613
United Bankshares, Inc.	284,408	10,651,080
United Community Banks, Inc.	201,865	3,839,472
Westamerica Bancorporation	115,640	4,980,615
Wilshire Bancorp, Inc.	314,820	2,993,938
Wintrust Financial Corp.	208,681	9,826,788
Total		241,798,717
Capital Markets 1.5%
Calamos Asset Management, Inc., Class A	76,122	972,078
Evercore Partners, Inc., Class A	160,845	8,240,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Financial Engines, Inc.	232,088	9,353,146
FXCM, Inc., Class A	189,600	400,056
Greenhill & Co., Inc.	118,160	4,573,974
HFF, Inc., Class A	146,427	5,209,873
Interactive Brokers Group, Inc., Class A	261,160	8,323,169
Investment Technology Group, Inc.(a)	155,403	3,499,676
Piper Jaffray Companies(a)	72,748	3,982,953
Virtus Investment Partners, Inc.	31,567	4,165,897
Total		48,720,911
Consumer Finance 1.1%
Cash America International, Inc.	129,040	2,784,683
Encore Capital Group, Inc.(a)	106,845	4,270,595
Enova International, Inc.(a)	118,071	2,726,259
Ezcorp, Inc., Class A(a)	217,824	2,274,083
First Cash Financial Services, Inc.(a)	126,453	6,087,447
Green Dot Corp., Class A(a)	161,755	2,508,820
PRA Group, Inc.(a)	223,714	11,205,834
World Acceptance Corp.(a)	40,150	3,296,717
Total		35,154,438
Diversified Financial Services 0.4%
MarkeTaxess Holdings, Inc.	166,974	13,289,461
Insurance 2.5%
American Equity Investment Life Holding Co.	337,700	9,621,073
AMERISAFE, Inc.	84,080	3,492,683
eHealth, Inc.(a)	79,598	724,342
Employers Holdings, Inc.	140,666	3,318,311
HCI Group, Inc.	40,740	1,927,817
Horace Mann Educators Corp.	187,227	6,034,326
Infinity Property & Casualty Corp.	51,344	3,981,727
Meadowbrook Insurance Group, Inc.	208,110	1,739,800
Montpelier Re Holdings Ltd.	164,640	5,933,626
Navigators Group, Inc. (The)(a)	48,466	3,620,895
ProAssurance Corp.	255,446	11,492,516
RLI Corp.	165,296	7,998,673
Safety Insurance Group, Inc.	56,317	3,294,544
Selective Insurance Group, Inc.	252,049	6,863,294
Stewart Information Services Corp.	99,060	3,727,628
United Fire Group, Inc.	93,985	2,710,527
Common Stocks (continued)

Issuer	Shares	Value ($)
United Insurance Holdings Corp.	71,910	1,755,323
Universal Insurance Holdings, Inc.	130,090	3,239,241
Total		81,476,346
Real Estate Investment Trusts (REITs) 8.5%
Acadia Realty Trust	301,972	10,315,364
Agree Realty Corp.	76,875	2,523,806
American Assets Trust, Inc.	165,610	6,793,322
Associated Estates Realty Corp.	257,515	6,167,484
Aviv REIT, Inc.	109,760	3,949,165
Capstead Mortgage Corp.	427,995	5,123,100
CareTrust REIT, Inc.	124,876	1,587,174
Cedar Realty Trust, Inc.	327,276	2,448,024
Chesapeake Lodging Trust	245,150	8,717,534
Coresite Realty Corp.	96,980	4,600,731
Cousins Properties, Inc.	918,791	9,858,627
DiamondRock Hospitality Co.	874,198	12,658,387
EastGroup Properties, Inc.	142,632	8,985,816
Education Realty Trust, Inc.	212,178	7,438,961
EPR Properties	255,295	15,575,548
Franklin Street Properties Corp.	398,315	5,030,718
Geo Group, Inc. (The)	331,217	14,292,014
Getty Realty Corp.	116,431	2,100,415
Government Properties Income Trust	314,225	7,349,723
Healthcare Realty Trust, Inc.	438,562	12,516,560
Inland Real Estate Corp.	393,584	4,211,349
Kite Realty Group Trust	372,870	10,559,678
Lexington Realty Trust	933,649	10,111,419
LTC Properties, Inc.	155,651	6,946,704
Medical Properties Trust, Inc.	904,379	13,692,298
Parkway Properties, Inc.	376,091	6,622,963
Pennsylvania Real Estate Investment Trust	307,304	7,000,385
Post Properties, Inc.	243,284	13,835,561
PS Business Parks, Inc.	86,580	7,201,724
Retail Opportunity Investments Corp.	415,310	6,956,443
Sabra Health Care REIT, Inc.	263,761	8,622,347
Saul Centers, Inc.	50,412	2,715,694
Sovran Self Storage, Inc.	150,797	13,876,340
Summit Hotel Properties, Inc.	384,150	5,043,890

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Universal Health Realty Income Trust	57,766	2,936,246
Urstadt Biddle Properties, Inc., Class A	123,006	2,794,696
Total		271,160,210
Real Estate Management & Development 0.1%
Forestar Group, Inc.(a)	155,946	2,242,503
Thrifts & Mortgage Finance 1.0%
Astoria Financial Corp.	392,290	5,146,845
Bank Mutual Corp.	193,446	1,387,008
BofI Holding, Inc.(a)	58,230	5,147,532
Brookline Bancorp, Inc.	311,624	3,016,520
Dime Community Bancshares, Inc.	134,994	2,100,507
Northwest Bancshares, Inc.	424,106	5,010,813
Oritani Financial Corp.	170,188	2,435,390
Provident Financial Services, Inc.	240,581	4,378,574
TrustCo Bank Corp.	423,895	2,865,530
Total		31,488,719
Total Financials		725,331,305
HEALTH CARE 11.8%
Biotechnology 0.7%
Acorda Therapeutics, Inc.(a)	187,385	6,341,108
Emergent Biosolutions, Inc.(a)	130,839	3,921,245
Ligand Pharmaceuticals, Inc.(a)	81,390	4,482,147
Momenta Pharmaceuticals, Inc.(a)	208,541	2,846,585
Repligen Corp.(a)	137,400	3,532,554
Spectrum Pharmaceuticals, Inc.(a)	258,395	1,609,801
Total		22,733,440
Health Care Equipment & Supplies 4.3%
Abaxis, Inc.	94,629	5,764,799
ABIOMED, Inc.(a)	164,414	9,994,727
Analogic Corp.	55,270	4,789,698
Angiodynamics, Inc.(a)	114,210	2,124,306
Anika Therapeutics, Inc.(a)	64,790	2,586,417
Cantel Medical Corp.	157,675	7,158,445
CONMED Corp.	122,968	6,308,258
CryoLife, Inc.	112,340	1,177,323
Cyberonics, Inc.(a)	117,543	8,051,695
Cynosure Inc., Class A(a)	96,706	2,941,797
Greatbatch, Inc.(a)	111,652	5,933,187
Haemonetics Corp.(a)	229,327	10,195,878

Common Stocks (continued)

Issuer	Shares	Value ($)
ICU Medical, Inc.(a)	60,399	5,370,075
Integra LifeSciences Holdings Corp.(a)	112,779	6,767,868
Invacare Corp.	130,542	2,476,382
Masimo Corp.(a)	213,060	6,278,878
Meridian Bioscience, Inc.	186,030	3,683,394
Merit Medical Systems, Inc.(a)	193,888	3,802,144
Natus Medical, Inc.(a)	145,390	5,203,508
Neogen Corp.(a)	164,959	8,437,653
NuVasive, Inc.(a)	210,131	9,613,493
SurModics, Inc.(a)	57,439	1,381,408
Vascular Solutions, Inc.(a)	70,020	2,043,184
West Pharmaceutical Services, Inc.	317,472	17,372,068
Total		139,456,585
Health Care Providers & Services 3.4%
Air Methods Corp.(a)	159,370	8,445,016
Almost Family, Inc.(a)	35,134	1,251,473
Amedisys, Inc.(a)	149,114	4,498,769
AMN Healthcare Services, Inc.(a)	208,310	4,699,474
Amsurg Corp.(a)	214,979	12,920,238
Bio-Reference Laboratories, Inc.(a)	110,240	3,851,786
Chemed Corp.	75,988	8,851,082
Corvel Corp.(a)	39,668	1,405,437
Cross Country Healthcare, Inc.(a)	131,241	1,700,883
Ensign Group, Inc. (The)	100,424	4,425,686
ExamWorks Group, Inc.(a)	152,070	6,143,628
Hanger, Inc.(a)	157,644	4,081,403
Healthways, Inc.(a)	158,091	3,538,077
IPC Healthcare, Inc.(a)	76,931	3,326,497
Kindred Healthcare, Inc.	353,405	7,499,254
Landauer, Inc.	42,666	1,627,281
LHC Group, Inc.(a)	54,860	1,854,268
Magellan Health, Inc.(a)	123,496	7,912,389
Molina Healthcare, Inc.(a)	140,529	8,950,292
PharMerica Corp.(a)	134,539	3,363,475
Providence Service Corp. (The)(a)	53,110	2,443,060
Select Medical Holdings Corp.	432,790	5,868,632
Total		108,658,100
Health Care Technology 1.0%
Computer Programs & Systems, Inc.	46,571	2,449,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
HealthStream, Inc.(a)	95,049	2,459,868
MedAssets, Inc.(a)	268,950	5,166,529
Medidata Solutions, Inc.(a)	242,342	11,659,074
Omnicell, Inc.(a)	159,045	5,574,527
Quality Systems, Inc.	196,533	3,415,744
Total		30,725,377
Life Sciences Tools & Services 0.9%
Affymetrix, Inc.(a)	328,701	3,845,802
Albany Molecular Research, Inc.(a)	106,330	1,724,672
Cambrex Corp.(a)	138,463	4,742,358
Luminex Corp.(a)	170,294	2,680,427
PAREXEL International Corp.(a)	245,758	15,841,561
Total		28,834,820
Pharmaceuticals 1.5%
ANI Pharmaceuticals, Inc.(a)	36,390	2,451,231
Depomed, Inc.(a)	262,390	5,759,461
Impax Laboratories, Inc.(a)	295,990	11,925,437
Lannett Co., Inc.(a)	118,200	7,375,680
Medicines Co. (The)(a)	292,237	8,406,197
Prestige Brands Holdings, Inc.(a)	233,058	8,982,055
Sagent Pharmaceuticals, Inc.(a)	101,210	2,750,888
Total		47,650,949
Total Health Care		378,059,271
INDUSTRIALS 15.6%
Aerospace & Defense 1.8%
AAR Corp.	169,283	4,976,920
Aerovironment, Inc.(a)	89,599	2,455,909
American Science & Engineering, Inc.	32,996	1,725,361
Cubic Corp.	97,187	5,079,964
Curtiss-Wright Corp.	214,527	15,570,370
Engility Holdings, Inc.	78,586	2,836,955
GenCorp, Inc.(a)	280,027	5,404,521
Moog, Inc., Class A(a)	181,594	13,703,083
National Presto Industries, Inc.	21,927	1,329,653
Taser International, Inc.(a)	234,600	5,508,408
Total		58,591,144
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	110,805	5,025,007
Forward Air Corp.	136,019	7,277,016

Common Stocks (continued)

Issuer	Shares	Value ($)
HUB Group, Inc., Class A(a)	155,427	6,274,588
UTi Worldwide, Inc.(a)	409,850	5,360,838
Total		23,937,449
Airlines 0.5%
Allegiant Travel Co.	60,922	11,186,497
Skywest, Inc.	228,619	3,342,410
Total		14,528,907
Building Products 1.1%
AAON, Inc.	187,359	4,217,451
American Woodmark Corp.(a)	55,860	2,941,588
Apogee Enterprises, Inc.	129,380	5,932,073
Gibraltar Industries, Inc.(a)	129,337	1,896,080
Griffon Corp.	188,175	3,071,016
PGT, Inc.(a)	212,720	2,163,362
Quanex Building Products Corp.	167,674	3,284,734
Simpson Manufacturing Co., Inc.	185,856	6,727,987
Universal Forest Products, Inc.	89,230	4,822,882
Total		35,057,173
Commercial Services & Supplies 2.7%
ABM Industries, Inc.	231,588	7,200,071
Brady Corp., Class A	212,956	5,741,294
Brink's Co. (The)	216,980	6,105,817
G&K Services, Inc., Class A	89,019	6,408,478
Healthcare Services Group, Inc.	315,686	10,597,579
Interface, Inc.	295,909	5,974,403
Matthews International Corp., Class A	132,160	6,392,579
Mobile Mini, Inc.	205,969	8,545,654
Tetra Tech, Inc.	279,664	7,111,855
U.S. Ecology, Inc.	96,610	4,716,500
Unifirst Corp.	69,872	8,302,890
United Stationers, Inc.	173,764	7,018,328
Viad Corp.	89,652	2,381,157
Total		86,496,605
Construction & Engineering 0.8%
Aegion Corp.(a)	166,988	3,020,813
Comfort Systems U.S.A., Inc.	166,423	3,112,110
Dycom Industries, Inc.(a)	152,144	6,747,586
EMCOR Group, Inc.	289,229	12,734,753
Orion Marine Group, Inc.(a)	122,938	1,253,968
Total		26,869,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 1.1%
AZZ, Inc.	114,665	5,208,084
Encore Wire Corp.	83,304	3,106,406
EnerSys	202,614	13,230,694
Franklin Electric Co., Inc.	176,266	6,430,184
General Cable Corp.	217,420	3,269,997
Powell Industries, Inc.	41,385	1,396,330
Vicor Corp.(a)	74,069	976,230
Total		33,617,925
Machinery 3.6%
Actuant Corp., Class A	275,524	7,009,331
Albany International Corp., Class A	128,252	4,836,383
Astec Industries, Inc.	83,987	3,592,124
Barnes Group, Inc.	218,900	8,760,378
Briggs & Stratton Corp.	202,644	4,223,101
CIRCOR International, Inc.	78,952	4,237,354
EnPro Industries, Inc.	107,153	7,047,453
ESCO Technologies, Inc.	117,552	4,530,454
Federal Signal Corp.	279,596	4,610,538
Hillenbrand, Inc.	280,345	8,886,936
John Bean Technologies Corp.	130,078	4,495,496
Lindsay Corp.	54,498	4,772,935
Lydall, Inc.(a)	76,638	2,441,687
Mueller Industries, Inc.	254,130	8,846,265
Standex International Corp.	56,968	4,130,180
Tennant Co.	82,190	5,372,760
Titan International, Inc.	239,480	2,390,010
Toro Co. (The)	248,679	16,823,134
Watts Water Technologies, Inc., Class A	127,115	6,988,783
Total		113,995,302
Marine 0.2%
Matson, Inc.	192,270	7,588,897
Professional Services 1.5%
CDI Corp.	64,844	1,193,130
Exponent, Inc.	57,475	4,973,312
Heidrick & Struggles International, Inc.	73,352	1,756,047
Insperity, Inc.	100,712	5,216,881
Kelly Services, Inc., Class A	132,919	2,300,828
Korn/Ferry International(a)	224,687	6,875,422

Common Stocks (continued)

Issuer	Shares	Value ($)
Navigant Consulting, Inc.(a)	216,622	3,030,542
On Assignment, Inc.(a)	210,452	8,041,371
Resources Connection, Inc.	170,117	3,014,473
TrueBlue, Inc.(a)	189,921	4,370,082
Wageworks, Inc.(a)	146,860	8,437,107
Total		49,209,195
Road & Rail 1.0%
ArcBest Corp.	108,155	4,529,531
Celadon Group, Inc.	98,250	2,579,063
Heartland Express, Inc.	247,036	6,217,896
Knight Transportation, Inc.	271,869	8,987,989
Roadrunner Transportation Systems, Inc.(a)	123,670	3,174,609
Saia, Inc.(a)	110,590	5,090,458
Total		30,579,546
Trading Companies & Distributors 0.6%
Aceto Corp.	122,040	2,612,876
Applied Industrial Technologies, Inc.	184,401	8,078,608
DXP Enterprises, Inc.(a)	57,510	2,633,958
Kaman Corp.	121,131	5,026,936
Veritiv Corp.(a)	36,450	1,846,193
Total		20,198,571
Total Industrials		500,669,944
INFORMATION TECHNOLOGY 16.4%
Communications Equipment 1.2%
ADTRAN, Inc.	242,650	5,224,255
Bel Fuse, Inc., Class B	47,760	911,738
Black Box Corp.	69,023	1,517,816
CalAmp Corp.(a)	161,605	3,094,736
Comtech Telecommunications Corp.	72,427	2,588,541
Digi International, Inc.(a)	110,997	1,174,348
Harmonic, Inc.(a)	393,366	3,072,188
Ixia(a)	262,651	2,988,968
NETGEAR, Inc.(a)	154,505	4,981,241
Viasat, Inc.(a)	192,525	12,579,584
Total		38,133,415
Electronic Equipment, Instruments & Components 4.0%
Agilysys, Inc.(a)	66,244	655,153
Anixter International, Inc.(a)	121,751	9,604,936

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Badger Meter, Inc.	64,548	3,769,603
Benchmark Electronics, Inc.(a)	237,301	5,567,081
Checkpoint Systems, Inc.(a)	186,713	2,520,626
Coherent, Inc.(a)	112,209	7,208,306
CTS Corp.	149,527	2,610,741
Daktronics, Inc.	175,123	1,791,508
DTS, Inc.(a)	76,768	2,262,353
Electro Scientific Industries, Inc.	118,783	820,791
Fabrinet(a)	132,540	2,379,093
FARO Technologies, Inc.(a)	77,166	4,627,645
II-VI, Inc.(a)	232,313	4,063,154
Insight Enterprises, Inc.(a)	183,034	4,813,794
Littelfuse, Inc.	100,457	10,077,846
Mercury Systems, Inc.(a)	143,949	2,450,012
Methode Electronics, Inc.	170,441	6,628,451
MTS Systems Corp.	67,431	4,885,376
Newport Corp.(a)	178,001	3,552,900
OSI Systems, Inc.(a)	83,267	6,034,360
Park Electrochemical Corp.	93,587	2,031,774
Plexus Corp.(a)	150,244	6,047,321
Rofin-Sinar Technologies, Inc.(a)	125,299	3,003,417
Rogers Corp.(a)	81,696	6,395,163
Sanmina Corp.(a)	368,420	8,363,134
Scansource, Inc.(a)	127,535	4,637,173
SYNNEX Corp.	124,755	9,512,569
TTM Technologies, Inc.(a)	238,273	2,099,185
Total		128,413,465
Internet Software & Services 1.9%
Blucora, Inc.(a)	183,159	2,714,416
comScore, Inc.(a)	152,773	7,881,559
Dealertrack Technologies, Inc.(a)	197,941	7,872,114
Dice Holdings, Inc.(a)	166,195	1,455,868
j2 Global, Inc.	202,870	13,643,007
Liquidity Services, Inc.(a)	109,620	1,083,046
LivePerson, Inc.(a)	222,162	2,562,639
LogMeIn, Inc.(a)	108,924	5,740,295
Monster Worldwide, Inc.(a)	396,270	2,662,934
NIC, Inc.	271,275	4,747,313
Perficient, Inc.(a)	153,773	3,057,007

Common Stocks (continued)

Issuer	Shares	Value ($)
QuinStreet, Inc.(a)	154,659	1,037,762
Stamps.com, Inc.(a)	65,390	3,665,763
XO Group, Inc.(a)	108,077	1,677,355
Total		59,801,078
IT Services 2.3%
CACI International, Inc., Class A(a)	106,309	9,279,713
Cardtronics, Inc.(a)	198,888	7,277,312
Ciber, Inc.(a)	315,369	1,236,246
CSG Systems International, Inc.	153,347	4,586,609
ExlService Holdings, Inc.(a)	139,390	4,864,711
Forrester Research, Inc.	48,790	1,835,480
Heartland Payment Systems, Inc.	161,800	7,933,054
iGATE Corp.(a)	158,772	6,795,442
Mantech International Corp., Class A	104,900	3,472,190
MAXIMUS, Inc.	294,203	17,425,644
Sykes Enterprises, Inc.(a)	174,033	4,046,267
TeleTech Holdings, Inc.(a)	78,365	1,904,269
Virtusa Corp.(a)	119,908	4,719,579
Total		75,376,516
Semiconductors & Semiconductor Equipment 3.7%
Advanced Energy Industries, Inc.(a)	168,363	4,481,823
Brooks Automation, Inc.	298,969	3,587,628
Cabot Microelectronics Corp.(a)	106,287	5,506,730
Ceva, Inc.(a)	90,195	1,795,782
Cirrus Logic, Inc.(a)	282,150	8,495,537
Cohu, Inc.	114,066	1,242,179
Diodes, Inc.(a)	163,667	4,662,873
DSP Group, Inc.(a)	96,543	1,089,970
Entropic Communications, Inc.(a)	402,357	1,186,953
Exar Corp.(a)	210,282	2,254,223
Kopin Corp.(a)	270,859	1,172,819
Kulicke & Soffa Industries, Inc.(a)	343,905	5,502,480
Micrel, Inc.	199,938	2,985,074
Microsemi Corp.(a)	424,548	13,687,428
MKS Instruments, Inc.	236,946	8,378,411
Monolithic Power Systems, Inc.	160,958	8,487,315
Nanometrics, Inc.(a)	107,910	1,929,431
Pericom Semiconductor Corp.	88,789	1,385,108
Power Integrations, Inc.	131,894	7,235,705

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Rudolph Technologies, Inc.(a)	148,245	1,827,861
Synaptics, Inc.(a)	164,839	14,167,912
Tessera Technologies, Inc.	209,794	8,404,348
Ultratech, Inc.(a)	126,284	2,278,163
Veeco Instruments, Inc.(a)	179,655	5,477,681
Total		117,223,434
Software 2.7%
Blackbaud, Inc.	206,780	9,387,812
Bottomline Technologies de, Inc.(a)	170,702	4,520,189
Ebix, Inc.	131,078	3,444,730
EPIQ Systems, Inc.	139,865	2,461,624
Interactive Intelligence Group, Inc.(a)	75,365	3,198,491
Manhattan Associates, Inc.(a)	333,388	16,619,392
MicroStrategy, Inc., Class A(a)	40,389	7,202,974
Monotype Imaging Holdings, Inc.	174,991	5,601,462
Netscout Systems, Inc.(a)	167,444	6,751,342
Progress Software Corp.(a)	224,183	6,129,163
Synchronoss Technologies, Inc.(a)	160,778	7,116,034
Take-Two Interactive Software, Inc.(a)	375,788	9,954,624
Tangoe, Inc.(a)	163,110	2,024,195
VASCO Data Security International, Inc.(a)	131,123	3,359,371
Total		87,771,403
Technology Hardware, Storage & Peripherals 0.6%
Electronics for Imaging, Inc.(a)	210,008	8,526,325
QLogic Corp.(a)	393,740	5,910,037
Super Micro Computer, Inc.(a)	156,092	6,271,777
Total		20,708,139
Total Information Technology		527,427,450
MATERIALS 5.2%
Chemicals 2.3%
A. Schulman, Inc.	130,183	5,543,192
American Vanguard Corp.	113,131	1,274,986
Balchem Corp.	137,322	8,091,012
Calgon Carbon Corp.(a)	237,726	4,904,287
Flotek Industries, Inc.(a)	224,085	3,827,372
FutureFuel Corp.	99,610	1,225,203
H.B. Fuller Co.	224,653	10,041,989
Hawkins, Inc.	42,227	1,646,431

Common Stocks (continued)

Issuer	Shares	Value ($)
Innophos Holdings, Inc.	97,120	5,451,346
Intrepid Potash, Inc.(a)	251,270	3,547,932
Koppers Holdings, Inc.	91,552	1,475,818
Kraton Performance Polymers, Inc.(a)	146,655	2,959,498
LSB Industries, Inc.(a)	86,865	3,264,387
OM Group, Inc.	137,663	3,963,318
Quaker Chemical Corp.	59,273	4,811,782
Rayonier Advanced Materials, Inc.	190,530	3,536,237
Stepan Co.	85,469	3,511,067
Tredegar Corp.	114,298	2,349,967
Zep, Inc.	103,130	1,715,052
Total		73,140,876
Construction Materials 0.1%
Headwaters, Inc.(a)	328,373	5,391,885
Containers & Packaging 0.1%
Myers Industries, Inc.	111,209	2,213,059
Metals & Mining 1.3%
AK Steel Holding Corp.(a)	791,005	3,496,242
AM Castle & Co.(a)	77,696	250,181
Century Aluminum Co.(a)	230,454	4,371,712
Globe Specialty Metals, Inc.	286,613	4,772,106
Haynes International, Inc.	55,474	2,240,040
Kaiser Aluminum Corp.	79,479	6,004,639
Materion Corp.	90,029	3,296,862
Olympic Steel, Inc.	40,714	614,374
RTI International Metals, Inc.(a)	137,218	3,824,266
Stillwater Mining Co.(a)	536,843	7,784,224
SunCoke Energy, Inc.	295,797	5,398,295
Total		42,052,941
Paper & Forest Products 1.4%
Boise Cascade Co.(a)	176,060	6,269,497
Clearwater Paper Corp.(a)	87,251	5,327,546
Deltic Timber Corp.	49,460	3,273,263
KapStone Paper and Packaging Corp.	377,378	13,004,446
Neenah Paper, Inc.	74,285	4,488,300
PH Glatfelter Co.	191,829	4,699,810
Schweitzer-Mauduit International, Inc.	136,097	6,372,061
Wausau Paper Corp.	223,360	2,097,350
Total		45,532,273
Total Materials		168,331,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.6%
8x8, Inc.(a)	399,630	2,961,258
Atlantic Tele-Network, Inc.	44,804	3,083,859
Cincinnati Bell, Inc.(a)	934,674	3,131,158
Consolidated Communications Holdings, Inc.	209,520	4,458,586
General Communication, Inc., Class A(a)	136,232	1,889,538
Iridium Communications, Inc.(a)	351,750	3,369,765
Lumos Networks Corp.	84,324	1,452,059
Total		20,346,223
Wireless Telecommunication Services 0.1%
Spok Holdings, Inc.	96,859	1,800,609
Total Telecommunication Services		22,146,832
UTILITIES 3.7%
Electric Utilities 1.0%
Allete, Inc.	188,801	10,353,847
El Paso Electric Co.	180,285	6,818,379
UIL Holdings Corp.	252,597	12,768,778
Total		29,941,004
Gas Utilities 1.9%
Laclede Group, Inc. (The)	193,037	9,991,595
New Jersey Resources Corp.	188,733	11,810,911
Northwest Natural Gas Co.	121,535	5,742,529
Piedmont Natural Gas Co., Inc.	349,953	13,053,247
South Jersey Industries, Inc.	150,298	8,518,890
Southwest Gas Corp.	207,807	11,899,029
Total		61,016,201

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.6%
Avista Corp.	255,784	8,722,234
NorthWestern Corp.	205,092	11,113,936
Total		19,836,170
Water Utilities 0.2%
American States Water Co.	171,534	6,883,660
Total Utilities		117,677,035
Total Common Stocks (Cost: $2,062,308,431)		3,127,389,637
Rights —%
INFORMATION TECHNOLOGY —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a)(b)(c)(d)	112,391	—
Total Information Technology		—
Total Rights (Cost: $—)		—

Money Market Funds 2.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(e)(f)	69,923,613	69,923,613
Total Money Market Funds (Cost: $69,923,613)		69,923,613
Total Investments (Cost: $2,132,232,044)		3,197,313,250
Other Assets & Liabilities, Net		13,015,544
Net Assets		3,210,328,794

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2015

At February 28, 2015, cash totaling $3,473,100 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	666	USD	82,024,560	03/2015	5,550,688	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Negligible market value.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2015, the value of these securities amounted to $0.

(d)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2015 was $0. Information concerning such security holdings at February 28, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Gerber Scientific, Inc.	8/22/11	—

(e)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	69,671,430	540,473,411	(540,221,228)	69,923,613	73,257	69,923,613

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	480,704,821	—	—		480,704,821
Consumer Staples	93,828,536	—	—		93,828,536
Energy	113,213,409	—	—		113,213,409
Financials	725,331,305	—	—		725,331,305
Health Care	378,059,271	—	—		378,059,271
Industrials	500,669,944	—	—		500,669,944
Information Technology	527,427,450	—	—		527,427,450
Materials	168,331,034	—	—		168,331,034
Telecommunication Services	22,146,832	—	—		22,146,832
Utilities	117,677,035	—	—		117,677,035
Rights
Information Technology	—	—	0	(a)	0	(a)
Total Equity Securities	3,127,389,637	—	0	(a)	3,127,389,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Mutual Funds
Money Market Funds	69,923,613	—	—		69,923,613
Total Mutual Funds	69,923,613	—	—		69,923,613
Investments in Securities	3,197,313,250	—	0	(a)	3,197,313,250
Derivatives
Assets
Futures Contracts	5,550,688	—	—		5,550,688
Total	3,202,863,938	—	0	(a)	3,202,863,938

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,062,308,431)	$3,127,389,637
Affiliated issuers (identified cost $69,923,613)	69,923,613
Total investments (identified cost $2,132,232,044)	3,197,313,250
Margin deposits	3,473,100
Receivable for:
Investments sold	10,958,250
Capital shares sold	3,234,821
Dividends	2,994,367
Expense reimbursement due from Investment Manager	167
Total assets	3,217,973,955
Liabilities
Disbursements in excess of cash	2,142,962
Payable for:
Investments purchased	955,687
Capital shares purchased	3,932,696
Variation margin	420,221
Investment management fees	8,832
Distribution and/or service fees	9,098
Administration fees	8,832
Plan administration fees	2,537
Compensation of board members	163,600
Other expenses	696
Total liabilities	7,645,161
Net assets applicable to outstanding capital stock	$3,210,328,794
Represented by
Paid-in capital	$2,108,108,334
Undistributed net investment income	3,139,742
Accumulated net realized gain	28,448,824
Unrealized appreciation (depreciation) on:
Investments	1,065,081,206
Futures contracts	5,550,688
Total — representing net assets applicable to outstanding capital stock	$3,210,328,794

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$1,231,774,167
Shares outstanding	52,887,283
Net asset value per share	$23.29
Class B
Net assets	$5,664,425
Shares outstanding	244,572
Net asset value per share	$23.16
Class I
Net assets	$2,468
Shares outstanding	106
Net asset value per share(a)	$23.32
Class K
Net assets	$13,023,349
Shares outstanding	557,323
Net asset value per share	$23.37
Class R5
Net assets	$166,247,472
Shares outstanding	6,992,289
Net asset value per share	$23.78
Class W
Net assets	$67,779,630
Shares outstanding	2,931,532
Net asset value per share	$23.12
Class Z
Net assets	$1,725,837,283
Shares outstanding	73,789,978
Net asset value per share	$23.39

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$39,531,174
Dividends — affiliated issuers	73,257
Interest	87
Foreign taxes withheld	(6,591)
Total income	39,597,927
Expenses:
Investment management fees	2,955,890
Distribution and/or service fees
Class A	2,861,728
Class B	71,139
Class W(a)	52,368
Administration fees	2,955,890
Plan administration fees
Class K	31,462
Compensation of board members	59,707
Other	10,437
Total expenses	8,998,621
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,146)
Expense reductions	(2,828)
Total net expenses	8,925,647
Net investment income	30,672,280
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	211,382,473
Futures contracts	1,986,908
Net realized gain	213,369,381
Net change in unrealized appreciation (depreciation) on:
Investments	(25,155,198)
Futures contracts	693,672
Net change in unrealized depreciation	(24,461,526)
Net realized and unrealized gain	188,907,855
Net increase in net assets resulting from operations	$219,580,135

(a) Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015(a)	Year Ended February 28, 2014
Operations
Net investment income	$30,672,280	$21,511,579
Net realized gain	213,369,381	173,970,914
Net change in unrealized appreciation (depreciation)	(24,461,526)	468,684,271
Net increase in net assets resulting from operations	219,580,135	664,166,764
Distributions to shareholders
Net investment income
Class A	(9,063,779)	(6,654,997)
Class B	(7,070)	(3,954)
Class I	(26)	(31)
Class K	(96,665)	(79,225)
Class R5	(1,350,713)	(419,714)
Class W	(499,115)	—
Class Z	(17,034,267)	(13,990,244)
Net realized gains
Class A	(83,792,409)	(50,037,594)
Class B	(492,490)	(577,915)
Class I	(177)	(180)
Class K	(902,686)	(615,780)
Class R5	(8,689,693)	(1,943,999)
Class W	(2,806,647)	—
Class Z	(118,368,963)	(80,628,656)
Total distributions to shareholders	(243,104,700)	(154,952,289)
Increase in net assets from capital stock activity	381,211,734	358,468,551
Total increase in net assets	357,687,169	867,683,026
Net assets at beginning of year	2,852,641,625	1,984,958,599
Net assets at end of year	$3,210,328,794	$2,852,641,625
Undistributed net investment income	$3,139,742	$1,528,277

(a) Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended February 28, 2015(a)		Year ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	17,321,688	396,157,532	19,882,789	432,044,976
Distributions reinvested	3,792,241	85,751,001	2,444,682	53,421,096
Redemptions	(15,535,240)	(354,019,081)	(11,235,169)	(245,339,703)
Net increase	5,578,689	127,889,452	11,092,302	240,126,369
Class B shares
Subscriptions	6,915	158,500	23,579	504,218
Distributions reinvested	22,120	498,875	27,173	581,060
Redemptions(b)	(188,409)	(4,261,122)	(258,854)	(5,599,592)
Net decrease	(159,374)	(3,603,747)	(208,102)	(4,514,314)
Class I shares
Redemptions	(46)	(1,100)	—	—
Net increase (decrease)	(46)	(1,100)	—	—
Class K shares
Subscriptions	84,413	1,943,751	100,700	2,181,086
Distributions reinvested	44,044	999,154	31,816	694,817
Redemptions	(112,355)	(2,573,565)	(104,881)	(2,302,520)
Net increase	16,102	369,340	27,635	573,383
Class R5 shares
Subscriptions	4,892,620	113,702,536	3,840,376	85,575,154
Distributions reinvested	408,553	9,402,196	97,658	2,230,263
Redemptions	(1,631,742)	(37,962,764)	(619,362)	(13,677,166)
Net increase	3,669,431	85,141,968	3,318,672	74,128,251
Class W shares
Subscriptions	2,949,425	68,406,217	—	—
Distributions reinvested	148,970	3,305,611	—	—
Redemptions	(166,863)	(3,765,601)	—	—
Net increase	2,931,532	67,946,227	—	—
Class Z shares
Subscriptions	17,901,224	410,896,361	15,910,019	343,579,759
Distributions reinvested	3,806,276	86,333,330	2,645,949	57,907,206
Redemptions	(17,182,275)	(393,760,097)	(16,215,593)	(353,332,103)
Net increase	4,525,225	103,469,594	2,340,375	48,154,862
Total net increase	16,561,559	381,211,734	16,570,882	358,468,551

(a) Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$23.54		$19.00		$17.75		$18.01		$13.97
Income from investment operations:
Net investment income	0.20		0.16		0.24		0.12		0.12
Net realized and unrealized gain	1.40		5.72		2.14		0.66		4.14
Total from investment operations	1.60		5.88		2.38		0.78		4.26
Less distributions to shareholders:
Net investment income	(0.18)		(0.15)		(0.25)		(0.12)		(0.12)
Net realized gains	(1.67)		(1.19)		(0.88)		(0.92)		(0.10)
Total distributions to shareholders	(1.85)		(1.34)		(1.13)		(1.04)		(0.22)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$23.29		$23.54		$19.00		$17.75		$18.01
Total return	7.19%		31.63%		14.32%		4.65%		30.55%
Ratios to average net assets(b)
Total gross expenses	0.45%		0.45%		0.45	%(c)	0.45%		0.45%
Total net expenses(d)	0.45	%(e)	0.45	%(e)	0.45	%(c)(e)	0.45	%(e)	0.45%
Net investment income	0.89%		0.73%		1.37%		0.74%		0.73%
Supplemental data
Net assets, end of period (in thousands)	$1,231,774		$1,113,746		$687,934		$570,806		$183,578
Portfolio turnover	17%		15%		17%		20%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,
Class B	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$23.44		$18.95		$17.73		$17.82
Income from investment operations:
Net investment income (loss)	0.02		(0.01)		0.11		0.00	(b)
Net realized and unrealized gain	1.40		5.70		2.13		0.84
Total from investment operations	1.42		5.69		2.24		0.84
Less distributions to shareholders:
Net investment income	(0.03)		(0.01)		(0.14)		(0.01)
Net realized gains	(1.67)		(1.19)		(0.88)		(0.92)
Total distributions to shareholders	(1.70)		(1.20)		(1.02)		(0.93)
Proceeds from regulatory settlements	—		—		—		0.00	(b)
Net asset value, end of period	$23.16		$23.44		$18.95		$17.73
Total return	6.39%		30.64%		13.45%		4.97%
Ratios to average net assets(c)
Total gross expenses	1.20%		1.20%		1.20	%(d)	1.20	%(e)
Total net expenses(f)	1.20	%(g)	1.20	%(g)	1.20	%(d)(g)	1.20	%(e)(g)
Net investment income (loss)	0.11%		(0.02%)		0.61%		0.01	%(e)
Supplemental data
Net assets, end of period (in thousands)	$5,664		$9,469		$11,596		$17,410
Portfolio turnover	17%		15%		17%		20%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,
Class I	2015	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$23.56	$19.01	$17.76		$16.47
Income from investment operations:
Net investment income	0.27	0.21	0.29		0.05
Net realized and unrealized gain	1.41	5.73	2.14		1.87
Total from investment operations	1.68	5.94	2.43		1.92
Less distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.30)		(0.17)
Net realized gains	(1.67)	(1.19)	(0.88)		(0.46)
Total distributions to shareholders	(1.92)	(1.39)	(1.18)		(0.63)
Proceeds from regulatory settlements	—	—	—		0.00	(b)
Net asset value, end of period	$23.32	$23.56	$19.01		$17.76
Total return	7.53%	31.97%	14.63%		12.03%
Ratios to average net assets(c)
Total gross expenses	0.20%	0.22%	0.18	%(d)	0.17	%(e)
Total net expenses(f)	0.20%	0.20%	0.18	%(d)	0.17	%(e)
Net investment income	1.17%	0.98%	1.65%		1.09	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2	$4	$3		$3
Portfolio turnover	17%	15%	17%		20%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,
Class K	2015	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$23.61	$19.05	$17.80		$17.87
Income from investment operations:
Net investment income	0.20	0.16	0.24		0.13
Net realized and unrealized gain	1.41	5.74	2.14		0.84
Total from investment operations	1.61	5.90	2.38		0.97
Less distributions to shareholders:
Net investment income	(0.18)	(0.15)	(0.25)		(0.12)
Net realized gains	(1.67)	(1.19)	(0.88)		(0.92)
Total distributions to shareholders	(1.85)	(1.34)	(1.13)		(1.04)
Proceeds from regulatory settlements	—	—	—		0.00	(b)
Net asset value, end of period	$23.37	$23.61	$19.05		$17.80
Total return	7.22%	31.65%	14.27%		5.76%
Ratios to average net assets(c)
Total gross expenses	0.45%	0.45%	0.45	%(d)	0.45	%(e)
Total net expenses(f)	0.45%	0.45%	0.45	%(d)	0.45	%(e)
Net investment income	0.88%	0.73%	1.37%		0.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$13,023	$12,781	$9,784		$9,858
Portfolio turnover	17%	15%	17%		20%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$23.99	$19.33	$17.47
Income from investment operations:
Net investment income	0.27	0.23	0.07
Net realized and unrealized gain	1.43	5.82	2.40
Total from investment operations	1.70	6.05	2.47
Less distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.30)
Net realized gains	(1.67)	(1.19)	(0.31)
Total distributions to shareholders	(1.91)	(1.39)	(0.61)
Net asset value, end of period	$23.78	$23.99	$19.33
Total return	7.49%	32.01%	14.51%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.20%	0.24	%(c)
Total net expenses(d)	0.20%	0.20%	0.20	%(c)
Net investment income	1.17%	0.99%	1.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$166,247	$79,726	$81
Portfolio turnover	17%	15%	17%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

Class W	Year Ended February 28, 2015(a)
Per share data
Net asset value, beginning of period	$23.08
Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain	1.03
Total from investment operations	1.21
Less distributions to shareholders:
Net investment income	(0.18)
Net realized gains	(0.99)
Total distributions to shareholders	(1.17)
Net asset value, end of period	$23.12
Total return	5.45%
Ratios to average net assets(b)
Total gross expenses	0.46	%(c)
Total net expenses(d)	0.45	%(c)(e)
Net investment income	1.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$67,780
Portfolio turnover	17%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$23.63		$19.06		$17.81		$18.06		$14.01
Income from investment operations:
Net investment income	0.26		0.21		0.29		0.16		0.15
Net realized and unrealized gain	1.41		5.75		2.14		0.66		4.15
Total from investment operations	1.67		5.96		2.43		0.82		4.30
Less distributions to shareholders:
Net investment income	(0.24)		(0.20)		(0.30)		(0.15)		(0.15)
Net realized gains	(1.67)		(1.19)		(0.88)		(0.92)		(0.10)
Total distributions to shareholders	(1.91)		(1.39)		(1.18)		(1.07)		(0.25)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$23.39		$23.63		$19.06		$17.81		$18.06
Total return	7.47%		31.99%		14.54%		4.92%		30.81%
Ratios to average net assets(b)
Total gross expenses	0.20%		0.20%		0.20	%(c)	0.20%		0.20%
Total net expenses(d)	0.20	%(e)	0.20	%(e)	0.20	%(c)(e)	0.20	%(e)	0.20%
Net investment income	1.14%		0.98%		1.64%		0.96%		0.97%
Supplemental data
Net assets, end of period (in thousands)	$1,725,837		$1,636,915		$1,275,562		$1,700,205		$1,681,152
Portfolio turnover	17%		15%		17%		20%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class K, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 25, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after

Annual Report 2015
33

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an

Annual Report 2015
34

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2015
35

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	5,550,688	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,986,908
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	693,672

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	69,596,435

*Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts

(REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax.

Annual Report 2015
36

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, taxes, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation expenses.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $5,444.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2015
37

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,828.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class B and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including CDSCs, received by the Distributor for distributing Fund shares were $990 for Class B shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Fee Rates Contractual through June 30, 2015
Class A	0.45%
Class B	1.20
Class I	0.20
Class K	0.45
Class R5	0.20
Class W	0.45	*
Class Z	0.20

*Fee rate is contractual from June 25, 2014 (the commencement of operations of Class W shares) through June 30, 2015.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money,

Annual Report 2015
38

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,009,180)
Accumulated net realized gain	1,009,180

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$37,872,925	$35,592,677
Long-term capital gains	205,231,775	119,359,612
Total	$243,104,700	$154,952,289

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,338,614
Undistributed long-term capital gains	64,154,537
Net unrealized appreciation	1,019,851,837

At February 28, 2015, the cost of investments for federal income tax purposes was $2,177,461,413 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,122,413,229
Unrealized depreciation	(102,561,392)
Net unrealized appreciation	1,019,851,837

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $685,287,400 and $500,962,363, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 31.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

Annual Report 2015
39

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange

Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
40

COLUMBIA SMALL CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Small Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
41

COLUMBIA SMALL CAP INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	61.02%
Dividends Received Deduction	60.97%
Capital Gain Dividend	$204,568,893

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
42

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
43

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
44

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
45

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
46

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
47

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
48

COLUMBIA SMALL CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Small Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN228_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA INTERNATIONAL VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA INTERNATIONAL VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Annual Report 2015

COLUMBIA INTERNATIONAL VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia International Value Fund (the Fund) Class A shares returned -3.19% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -1.58% for the same time period.

■  The Fund's tilt toward growth at the beginning of the period generally accounted for its shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/27/95
Excluding sales charges		-3.19	5.44	3.82
Including sales charges		-8.77	4.20	3.21
Class B	05/22/98
Excluding sales charges		-3.91	4.67	3.07
Including sales charges		-8.56	4.34	3.07
Class C	06/15/98
Excluding sales charges		-3.86	4.66	3.05
Including sales charges		-4.79	4.66	3.05
Class I*	09/27/10	-2.74	5.05	3.63
Class R*	09/27/10	-3.38	5.16	3.54
Class R4*	11/08/12	-2.87	5.59	3.90
Class R5*	11/08/12	-2.82	5.62	3.91
Class Z	12/27/95	-2.91	5.70	4.08
MSCI EAFE Value Index (Net)		-1.58	6.93	4.17

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA INTERNATIONAL VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA INTERNATIONAL VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned -3.19% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -1.58% for the same time period. The Fund's tilt toward growth at the beginning of the period generally accounted for its shortfall relative to the benchmark.

Global Stock Market Returns Trimmed by Rising U.S. Dollar

The stock markets of developed economies rose nicely over the 12-month period ended February 28, 2015. The benchmark gained 15.00% when measured in local currencies. However, when measured in U.S. dollars — the return most significant to U.S. investors — the results were slightly negative for the period as the dollar rose against major currencies. Despite any number of concerns that could have rattled markets, such as civil war in the Ukraine and continued unrest in the Middle East, all countries and sectors in the benchmark were positive performers for the year, when measured in local currencies. Energy was the notable exception, as the sector was weighed down by as much as a 60% drop in the price of oil.

Contributors and Detractors

The Fund's tilt toward growth at the beginning of the period generally accounted for its modest shortfall relative to the benchmark. We expected global growth to continue its previous steady pace of recovery. However, growth came in well below expectations early in the 12-month period, inflation collapsed and interest rates, in turn, fell sharply. Against this backdrop, the Fund was underexposed to some of the slower growth, higher yielding sectors, such as telecommunication services and utilities, which were the big beneficiaries as investors scrambled for yield.

Yet, there were bright spots that bolstered returns. An out-of-benchmark position in biotechnology yielded several solid performers for the period. We have observed that many major global pharmaceutical companies have propped up earnings by cutting research and development expenditures, which can help in the near term but puts the longer term pipeline of drugs at risk. Ultimately we believe this pipeline will need to be replenished, and the most obvious source would be through acquisitions of biotechnology companies that have experienced key breakthroughs in potentially promising products and therapies. With this in mind, we invested in Puma Biotechnology and Auspex Pharmaceuticals, both of which experienced double-digit gains because of recent success from clinical trials of treatments with considerable market potential. Phase 3 trials for Puma Biotechnology's supplemental breast cancer treatment showed a magnitude of benefit greater than the market was expecting. The market potential for this type of treatment is in the billions of dollars. Auspex Pharmaceuticals announced positive top line efficacy and safety results from its Phase 3 program related to the treatment of Huntington's disease.

In addition, the Fund was overweight in consumer discretionary stocks, particularly in Japanese automotive companies. As the Japanese yen weakened, the profits of many Japan's automakers received a significant

Portfolio Management

Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA INTERNATIONAL VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at February 28, 2015)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.9
iShares MSCI EAFE ETF (United States)	2.7
HSBC Holdings PLC (United Kingdom)	2.3
Allianz SE, Registered Shares (Germany)	2.1
ING Groep NV-CVA (Netherlands)	2.0
BNP Paribas SA (France)	2.0
AXA SA (France)	1.9
Koninklijke Ahold NV (Netherlands)	1.7
Nordea Bank AB (Sweden)	1.6
DBS Group Holdings Ltd. (Singapore)	1.6

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	97.3
Consumer Discretionary	13.2
Consumer Staples	3.7
Energy	8.9
Financials	34.5
Health Care	8.3
Industrials	7.8
Information Technology	7.0
Materials	4.5
Telecommunication Services	5.4
Utilities	4.0
Exchange-Traded Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

boost. Two of the Fund's top performing stocks for the period were Fuji Heavy Industries, maker of Subaru, and Toyo Tire & Rubber Co. Both enjoyed significant gains and remain in the portfolio. An underweight in the materials sector, which lagged, also aided performance.

By contrast, stock selection within the information technology sector detracted from performance. Xchanging, a London based business process outsourcer, was down sharply for the year, as a ramp up in capital spending coincided with a slowdown in some of its key markets, resulting in an unexpected drop in cash flow. In the financial sector, K.Wah International, a Hong Kong-based property developer, weighed on performance as its position in Galaxy Entertainment, a Macau casino operator, suffered due to a crackdown by the Chinese government on the use of Macau casinos as a way for Chinese nationals to move money out of China. We sold K.Wah International. An out-of-benchmark investment in two Korean home shopping channel operators also hurt performance. Hyundai Home Shopping Network and GS Home Shopping fell as consumer spending weakened.

Looking Ahead

We are fairly optimistic at this time in our outlook for global stock markets in the year ahead, particularly outside the United States. Japan has embarked on a dramatic program of reform, which has thus far relied primarily on benefits achieved through a weaker yen, but which progressively emphasizes true structural change in the economy. We believe this has the potential to bolster the Japanese stock market. In Europe, the combination of a weaker euro, falling oil prices, a rejuvenated banking sector and aggressive monetary policy all have the potential to contribute to strong performance across the continent. Commodity-exposed areas, such as Australia and many emerging markets, may face tough tests in 2015, as the dramatic fall in many commodity prices puts strains on corporate and government finances.

Against this backdrop, we have maintained the Fund's bias towards stocks that we consider to be more growth-oriented. We have not compromised our requirements for value; however, in an environment of low global economic growth, which we believe we are in, growth is a scarce commodity. As a result, we have actively sought value within areas of the market that are more tilted towards growth. Although this approach was a significant impediment to performance early in the prior period, when large, defensive value stocks were in favor, we believe it helped later in the fiscal year; and we believe it has the potential to be an enduring theme in market leadership in the period ahead.

Annual Report 2015
6

COLUMBIA INTERNATIONAL VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at February 28, 2015)
Australia	4.2
Belgium	1.9
Denmark	0.7
France	9.5
Germany	6.7
Hong Kong	1.3
Ireland	2.8
Israel	1.5
Italy	4.1
Japan	22.4
Netherlands	3.7
Norway	1.8
Portugal	0.0	(a)
Singapore	1.6
South Korea	2.1
Spain	3.7
Sweden	2.6
Switzerland	3.8
Taiwan	1.2
United Kingdom	18.4
United States	6.0
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
7

COLUMBIA INTERNATIONAL VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	969.60	1,017.85	6.97	7.14	1.42
Class B	1,000.00	1,000.00	966.20	1,014.11	10.64	10.90	2.17
Class C	1,000.00	1,000.00	966.10	1,014.11	10.64	10.90	2.17
Class I	1,000.00	1,000.00	971.50	1,019.80	5.06	5.19	1.03
Class R	1,000.00	1,000.00	968.70	1,016.60	8.20	8.40	1.67
Class R4	1,000.00	1,000.00	971.10	1,019.10	5.75	5.89	1.17
Class R5	1,000.00	1,000.00	971.40	1,019.60	5.26	5.39	1.07
Class Z	1,000.00	1,000.00	970.80	1,019.10	5.75	5.89	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
8

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.7%

Issuer	Shares	Value ($)
AUSTRALIA 4.1%
Australia and New Zealand Banking Group Ltd.	87,132	2,403,774
Macquarie Group Ltd.	38,013	2,160,500
National Australia Bank Ltd.	44,474	1,315,863
Westpac Banking Corp.	60,286	1,793,225
Total		7,673,362
BELGIUM 1.9%
Delhaize Group SA	12,106	1,086,216
KBC Groep NV(a)	40,385	2,450,356
Total		3,536,572
DENMARK 0.7%
Novo Nordisk A/S, Class B	26,543	1,272,539
FRANCE 9.3%
AXA SA	141,305	3,587,910
BNP Paribas SA	62,533	3,645,131
Casino Guichard Perrachon SA	19,674	1,851,562
CNP Assurances	107,875	1,788,430
Publicis Groupe SA	29,421	2,399,141
Sanofi	18,407	1,806,476
Total SA	45,807	2,472,542
Total		17,551,192
GERMANY 6.6%
Allianz SE, Registered Shares	23,115	3,869,680
BASF SE	14,107	1,352,109
Continental AG	9,575	2,285,489
Duerr AG	12,679	1,356,414
Freenet AG	85,182	2,541,786
Jenoptik AG	67,220	927,870
Total		12,333,348
HONG KONG 1.3%
Cheung Kong Holdings Ltd.	121,000	2,395,053
IRELAND 2.8%
Amarin Corp. PLC, ADR(a)	236,973	357,829
Dragon Oil PLC	230,314	1,918,303
Smurfit Kappa Group PLC	103,727	2,905,955
Total		5,182,087

Common Stocks (continued)

Issuer	Shares	Value ($)
ISRAEL 1.5%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,791,625	2,863,294
ITALY 4.0%
Banco Popolare SC(a)	72,219	1,113,654
Enel SpA	465,427	2,144,803
ENI SpA	88,464	1,651,248
Esprinet SpA	116,557	981,509
Recordati SpA	91,146	1,641,131
Total		7,532,345
JAPAN 22.1%
Aozora Bank Ltd.	328,000	1,182,404
Central Japan Railway Co.	15,100	2,809,640
COMSYS Holdings Corp.	104,500	1,264,512
CyberAgent, Inc.	22,448	1,158,898
CYBERDYNE, Inc.(a)	14,200	352,187
Daiichikosho Co., Ltd.	79,800	2,514,740
Fuji Heavy Industries Ltd.	72,300	2,464,822
Fuyo General Lease Co., Ltd.	36,600	1,276,852
Hoya Corp.	49,700	2,006,506
Hulic REIT, Inc.	738	1,121,007
Invincible Investment Corp.	1,788	799,235
IT Holdings Corp.	58,100	1,021,658
ITOCHU Corp.	137,400	1,538,813
KDDI Corp.	30,300	2,102,863
Kenedix Retail REIT Corp.(a)	187	427,697
Keyence Corp.	2,100	1,073,944
Mazda Motor Corp.	53,400	1,144,716
Mitsubishi UFJ Financial Group, Inc.	376,431	2,451,678
Nakanishi, Inc.	36,800	1,414,356
Nihon M&A Center, Inc.	50,400	1,662,307
Nishi-Nippon City Bank Ltd. (The)	348,000	1,115,464
ORIX Corp.	93,300	1,326,658
Sumitomo Mitsui Financial Group, Inc.	59,842	2,384,319
Tanseisha Co., Ltd.	126,800	852,420
Temp Holdings Co., Ltd.	42,400	1,425,194
Tokai Tokyo Financial Holdings, Inc.	177,800	1,306,157
Toyo Tire & Rubber Co., Ltd.	82,200	1,860,747

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Toyota Motor Corp.	21,500	1,453,276
Total		41,513,070
NETHERLANDS 3.6%
ING Groep NV-CVA(a)	246,731	3,687,374
Koninklijke Ahold NV	164,918	3,094,006
Total		6,781,380
NORWAY 1.7%
Atea ASA	118,091	1,332,482
Kongsberg Automotive ASA(a)	2,081,695	1,545,104
Spectrum ASA	87,880	378,296
Total		3,255,882
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)	829,472	37,129
SINGAPORE 1.5%
DBS Group Holdings Ltd.	202,700	2,906,478
SOUTH KOREA 2.1%
GS Home Shopping, Inc.	5,483	1,169,895
Hyundai Home Shopping Network Corp.	13,635	1,664,414
LF Corp.	38,014	1,091,584
Total		3,925,893
SPAIN 3.6%
Banco Santander SA	214,517	1,568,281
Endesa SA	130,789	2,644,716
Iberdrola SA	387,970	2,651,402
Total		6,864,399
SWEDEN 2.5%
Nordea Bank AB	225,475	3,042,574
Saab AB, Class B	63,667	1,705,270
Total		4,747,844
SWITZERLAND 3.8%
Autoneum Holding AG	10,804	2,016,082
Baloise Holding AG, Registered Shares	13,380	1,740,305
Nestlé SA, Registered Shares	10,372	809,437
Zurich Insurance Group AG	7,860	2,512,958
Total		7,078,782

Common Stocks (continued)

Issuer	Shares	Value ($)
TAIWAN 1.1%
Pegatron Corp.	419,000	1,146,551
Wistron NeWeb Corp.	435,100	1,015,744
Total		2,162,295
UNITED KINGDOM 18.3%
AstraZeneca PLC	34,349	2,370,164
AstraZeneca PLC, ADR	14,675	1,011,107
Aviva PLC	277,050	2,305,431
BHP Billiton PLC	66,063	1,648,691
BP PLC	366,787	2,537,148
Close Brothers Group PLC	63,580	1,610,773
Crest Nicholson Holdings PLC	231,923	1,582,959
DCC PLC	30,936	1,848,334
HSBC Holdings PLC	476,900	4,250,443
John Wood Group PLC	38,066	391,102
KAZ Minerals PLC(a)	385,383	1,508,854
Optimal Payments PLC(a)	414,929	2,379,786
Royal Dutch Shell PLC, Class B	210,840	7,179,024
Vodafone Group PLC	724,552	2,510,139
Xchanging PLC	491,980	1,093,743
Total		34,227,698
UNITED STATES 3.2%
Alkermes PLC(a)	6,141	431,405
Arrowhead Research Corp.(a)	37,585	283,015
Auspex Pharmaceuticals, Inc.(a)	4,045	271,986
BioMarin Pharmaceutical, Inc.(a)	3,439	368,214
Dynavax Technologies Corp.(a)	16,315	287,144
Flex Pharma, Inc.(a)	21,022	365,468
Incyte Corp.(a)	4,425	379,886
Insmed, Inc.(a)	15,945	295,620
Novavax, Inc.(a)	30,050	274,958
Pharmacyclics, Inc.(a)	1,451	313,314
Puma Biotechnology, Inc.(a)	2,688	572,571
Receptos, Inc.(a)	2,215	280,508
Regulus Therapeutics, Inc.(a)	13,210	244,649
Stillwater Mining Co.(a)	62,490	906,105
TESARO, Inc.(a)	5,655	301,581
Verastem, Inc.(a)	4,553	33,874
Vertex Pharmaceuticals, Inc.(a)	2,973	355,065
Total		5,965,363
Total Common Stocks (Cost: $174,672,305)		179,806,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Exchange-Traded Funds 2.7%

	Shares	Value ($)
iShares MSCI EAFE ETF	77,350	5,033,165
Total Exchange-Traded Funds (Cost: $5,033,880)		5,033,165
Total Investments (Cost: $179,706,185)		184,839,170	(c)
Other Assets & Liabilities, Net		2,961,947
Net Assets		187,801,117

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 28, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Toronto Dominion	3/31/15	2,716,000 CAD	2,158,648 USD	—	(13,053)
Toronto Dominion	3/31/15	985,000 CAD	791,862 USD	4,261	—
Toronto Dominion	3/31/15	8,773,000 ILS	2,242,156 USD	39,639	—
Toronto Dominion	3/31/15	79,482,000 JPY	678,616 USD	13,912	—
Toronto Dominion	3/31/15	70,591,000 JPY	594,035 USD	3,687	—
Toronto Dominion	3/31/15	3,833,931,000 KRW	3,511,247 USD	33,009	—
Toronto Dominion	3/31/15	640,538,000 KRW	576,542 USD	—	(4,570)
Toronto Dominion	3/31/15	8,141,000 NOK	1,068,694 USD	7,655	—
Toronto Dominion	3/31/15	61,462,000 TWD	1,952,414 USD	—	(1,759)
Toronto Dominion	3/31/15	5,280,926 USD	6,836,000 AUD	50,773	—
Toronto Dominion	3/31/15	389,701 USD	2,552,000 DKK	—	(6,547)
Toronto Dominion	3/31/15	8,486,145 USD	5,592,000 GBP	145,128	—
Toronto Dominion	3/31/15	1,189,033 USD	766,000 GBP	—	(6,709)
Toronto Dominion	3/31/15	594,128 USD	790,000 NZD	1,562	—
Toronto Dominion	3/31/15	1,076,875 USD	8,939,000 SEK	—	(4,327)
Toronto Dominion	3/31/15	594,513 USD	805,000 SGD	—	(4,308)
Total				299,626	(41,273)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2015, the value of these securities amounted to $37,129, which represents 0.02% of net assets.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund*	1,008,820	61,560,490	(62,569,310)	—	885	—

*  Issuer was not an affiliate for the entire year ended February 28, 2015.

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	24,351,867	—	24,351,867
Consumer Staples	—	6,841,221	—	6,841,221
Energy	—	16,527,662	—	16,527,662
Financials	—	63,539,665	37,129	63,576,794
Health Care	6,428,195	8,856,852	—	15,285,047

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Industrials	—	14,462,904	—	14,462,904
Information Technology	—	12,979,793	—	12,979,793
Materials	906,105	7,415,609	—	8,321,714
Telecommunication Services	—	10,018,082	—	10,018,082
Utilities	—	7,440,921	—	7,440,921
Exchange-Traded Funds	5,033,165	—	—	5,033,165
Total Equity Securities	12,367,465	172,434,576	37,129	184,839,170
Investments in Securities	12,367,465	172,434,576	37,129	184,839,170
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	299,626	—	299,626
Liabilities
Forward Foreign Currency Exchange Contracts	—	(41,273)	—	(41,273)
Total	12,367,465	172,692,929	37,129	185,097,523

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
(identified cost $179,706,185)	$184,839,170
Unrealized appreciation on forward foreign currency exchange contracts	299,626
Receivable for:
Investments sold	15,055,773
Capital shares sold	338,088
Dividends	378,331
Reclaims	1,022,620
Expense reimbursement due from Investment Manager	631
Prepaid expenses	1,664
Total assets	201,935,903
Liabilities
Disbursements in excess of cash	144,438
Unrealized depreciation on forward foreign currency exchange contracts	41,273
Payable for:
Investments purchased	7,137,284
Capital shares purchased	437,523
Collateral and deposits	6,100,000
Investment management fees	4,059
Distribution and/or service fees	1,188
Transfer agent fees	65,658
Administration fees	411
Compensation of board members	127,361
Other expenses	75,591
Total liabilities	14,134,786
Net assets applicable to outstanding capital stock	$187,801,117
Represented by
Paid-in capital	$729,096,721
Excess of distributions over net investment income	(520,986)
Accumulated net realized loss	(546,012,869)
Unrealized appreciation (depreciation) on:
Investments	5,132,985
Foreign currency translations	(153,087)
Forward foreign currency exchange contracts	258,353
Total — representing net assets applicable to outstanding capital stock	$187,801,117

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$83,340,271
Shares outstanding	5,762,506
Net asset value per share	$14.46
Maximum offering price per share(a)	$15.34
Class B
Net assets	$257,183
Shares outstanding	18,518
Net asset value per share	$13.89
Class C
Net assets	$22,207,055
Shares outstanding	1,604,719
Net asset value per share	$13.84
Class I
Net assets	$2,328
Shares outstanding	166
Net asset value per share	$14.02
Class R
Net assets	$260,386
Shares outstanding	17,986
Net asset value per share	$14.48
Class R4
Net assets	$2,673,939
Shares outstanding	180,846
Net asset value per share	$14.79
Class R5
Net assets	$354,939
Shares outstanding	24,026
Net asset value per share	$14.77
Class Z
Net assets	$78,705,016
Shares outstanding	5,376,735
Net asset value per share	$14.64

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$9,615,275
Dividends — affiliated issuers	885
Interest	2,728
Foreign taxes withheld	(995,144)
Total income	8,623,744
Expenses:
Investment management fees	1,809,257
Distribution and/or service fees
Class A	243,787
Class B	3,548
Class C	239,951
Class R	1,131
Transfer agent fees
Class A	193,045
Class B	698
Class C	47,608
Class R	454
Class R4	4,670
Class R5	718
Class Z	203,781
Administration fees	183,216
Compensation of board members	21,826
Custodian fees	77,085
Printing and postage fees	47,880
Registration fees	90,952
Professional fees	66,372
Line of credit interest expense	948
Other	12,112
Total expenses	3,249,039
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(89,781)
Expense reductions	(701)
Total net expenses	3,158,557
Net investment income	5,465,187
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	14,472,058
Foreign currency translations	(83,117)
Forward foreign currency exchange contracts	(860,564)
Options contracts written	24,771
Net realized gain	13,553,148
Net change in unrealized appreciation (depreciation) on:
Investments	(27,382,905)
Foreign currency translations	(220,264)
Forward foreign currency exchange contracts	27,412
Net change in unrealized depreciation	(27,575,757)
Net realized and unrealized loss	(14,022,609)
Net decrease in net assets from operations	$(8,557,422)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$5,465,187	$14,016,532
Net realized gain (loss)	13,553,148	(26,406,641)
Net change in unrealized appreciation (depreciation)	(27,575,757)	113,296,382
Net increase (decrease) in net assets resulting from operations	(8,557,422)	100,906,273
Distributions to shareholders
Net investment income
Class A	(3,697,826)	(5,224,071)
Class B	(10,683)	(21,115)
Class C	(777,041)	(1,104,350)
Class I	(106)	(136)
Class R	(8,896)	(7,978)
Class R4	(104,695)	(88,546)
Class R5	(47,879)	(412,230)
Class Z	(3,996,745)	(6,141,628)
Total distributions to shareholders	(8,643,871)	(13,000,054)
Decrease in net assets from capital stock activity	(67,334,364)	(465,549,679)
Total decrease in net assets	(84,535,657)	(377,643,460)
Net assets at beginning of year	272,336,774	649,980,234
Net assets at end of year	$187,801,117	$272,336,774
Undistributed (excess of distributions over) net investment income	$(520,986)	$2,610,510

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,011,605	14,742,889	1,646,238	21,934,027
Distributions reinvested	194,023	2,775,884	253,224	3,717,336
Redemptions	(2,748,762)	(40,415,599)	(7,741,276)	(109,208,073)
Net decrease	(1,543,134)	(22,896,826)	(5,841,814)	(83,556,710)
Class B shares
Subscriptions	647	9,424	5,057	62,262
Distributions reinvested	670	9,296	1,315	18,578
Redemptions(a)	(13,105)	(182,047)	(17,876)	(246,890)
Net decrease	(11,788)	(163,327)	(11,504)	(166,050)
Class C shares
Subscriptions	177,327	2,490,130	155,209	1,704,861
Distributions reinvested	38,021	522,484	52,538	739,728
Redemptions	(404,112)	(5,669,227)	(535,264)	(7,344,198)
Net decrease	(188,764)	(2,656,613)	(327,517)	(4,899,609)
Class I shares
Redemptions	(13)	(197)	—	—
Net increase (decrease)	(13)	(197)	—	—
Class R shares
Subscriptions	6,241	91,361	5,216	74,673
Distributions reinvested	626	8,896	534	7,855
Redemptions	(2,072)	(30,083)	(175)	(2,553)
Net increase	4,795	70,174	5,575	79,975
Class R4 shares
Subscriptions	108,014	1,602,547	145,365	2,230,240
Distributions reinvested	7,238	104,595	5,901	88,398
Redemptions	(64,715)	(940,624)	(21,157)	(329,483)
Net increase	50,537	766,518	130,109	1,989,155
Class R5 shares
Subscriptions	5,257	80,287	604,487	8,276,537
Distributions reinvested	3,266	47,776	27,527	412,080
Redemptions	(198,036)	(3,025,348)	(471,617)	(7,257,758)
Net increase (decrease)	(189,513)	(2,897,285)	160,397	1,430,859
Class Z shares
Subscriptions	1,474,144	22,311,927	3,622,263	49,175,543
Distributions reinvested	231,084	3,350,698	338,804	5,027,852
Redemptions	(4,332,826)	(65,219,433)	(30,882,263)	(434,630,694)
Net decrease	(2,627,598)	(39,556,808)	(26,921,196)	(380,427,299)
Total net decrease	(4,505,478)	(67,334,364)	(32,805,950)	(465,549,679)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio for all periods prior to the Fund's conversion to a stand-alone fund after the close of business on December 13, 2013. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$15.55		$12.85		$13.14		$15.12		$13.48
Income from investment operations:
Net investment income	0.34		0.41		0.39		0.39		0.22
Net realized and unrealized gain (loss)	(0.85)		3.00		(0.20)		(1.88)		1.81
Total from investment operations	(0.51)		3.41		0.19		(1.49)		2.03
Less distributions to shareholders:
Net investment income	(0.58)		(0.71)		(0.46)		(0.49)		(0.39)
Tax return of capital	—		—		(0.02)		—		—
Total distributions to shareholders	(0.58)		(0.71)		(0.48)		(0.49)		(0.39)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$14.46		$15.55		$12.85		$13.14		$15.12
Total return	(3.19%)		26.87%		1.56%		(9.51%)		15.47%
Ratios to average net assets(b)
Total gross expenses	1.46	%(c)	1.48	%(c)	1.57	%(c)	1.53	%(c)	1.48	%(c)
Total net expenses(d)	1.42	%(c)(e)	1.43	%(c)(e)	1.43	%(c)(e)	1.41	%(c)(e)	1.48	%(c)(e)
Net investment income	2.31%		2.85%		3.09%		2.87%		1.61%
Supplemental data
Net assets, end of period (in thousands)	$83,340		$113,594		$168,944		$225,747		$367,847
Portfolio turnover	80%		14	%(f)	—%		—%		—%
Portfolio turnover of Columbia International Value Fund Master Portfolio	—%		100	%(g)	13%		16%		7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Amount represents results after the Fund's conversion to a stand-alone structure.

(g)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.95		$12.39		$12.68		$14.61		$13.02
Income from investment operations:
Net investment income	0.24		0.26		0.29		0.27		0.21
Net realized and unrealized gain (loss)	(0.83)		2.92		(0.19)		(1.81)		1.67
Total from investment operations	(0.59)		3.18		0.10		(1.54)		1.88
Less distributions to shareholders:
Net investment income	(0.47)		(0.62)		(0.38)		(0.39)		(0.29)
Tax return of capital	—		—		(0.01)		—		—
Total distributions to shareholders	(0.47)		(0.62)		(0.39)		(0.39)		(0.29)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$13.89		$14.95		$12.39		$12.68		$14.61
Total return	(3.91%)		25.96%		0.84%		(10.28%)		14.75%
Ratios to average net assets(b)
Total gross expenses	2.20	%(c)	2.23	%(c)	2.32	%(c)	2.27	%(c)	2.23	%(c)
Total net expenses(d)	2.17	%(c)(e)	2.17	%(c)(e)	2.18	%(c)(e)	2.16	%(c)(e)	2.23	%(c)(e)
Net investment income	1.69%		1.85%		2.41%		2.05%		1.62%
Supplemental data
Net assets, end of period (in thousands)	$257		$453		$518		$807		$1,437
Portfolio turnover	80%		14	%(f)	—%		—%		—%
Portfolio turnover of Columbia International Value Fund Master Portfolio	—%		100	%(g)	13%		16%		7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Amount represents results after the Fund's conversion to a stand-alone structure.

(g)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.89		$12.35		$12.64		$14.56		$12.99
Income from investment operations:
Net investment income	0.22		0.26		0.28		0.27		0.12
Net realized and unrealized gain (loss)	(0.80)		2.90		(0.18)		(1.80)		1.74
Total from investment operations	(0.58)		3.16		0.10		(1.53)		1.86
Less distributions to shareholders:
Net investment income	(0.47)		(0.62)		(0.38)		(0.39)		(0.29)
Tax return of capital	—		—		(0.01)		—		—
Total distributions to shareholders	(0.47)		(0.62)		(0.39)		(0.39)		(0.29)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$13.84		$14.89		$12.35		$12.64		$14.56
Total return	(3.86%)		25.88%		0.85%		(10.24%)		14.62%
Ratios to average net assets(b)
Total gross expenses	2.21	%(c)	2.23	%(c)	2.32	%(c)	2.28	%(c)	2.23	%(c)
Total net expenses(d)	2.17	%(c)(e)	2.17	%(c)(e)	2.18	%(c)(e)	2.16	%(c)(e)	2.23	%(c)(e)
Net investment income	1.54%		1.91%		2.35%		2.10%		0.89%
Supplemental data
Net assets, end of period (in thousands)	$22,207		$26,710		$26,193		$34,910		$57,793
Portfolio turnover	80%		14	(f)	—%		—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		100	%(g)	13%		16%		7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Amount represents results after the Fund's conversion to a stand-alone structure.

(g)  Amount represents results prior to the Fund's conversion to a stand-alone structure.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class I	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$15.09		$12.48		$12.77		$15.27		$13.93
Income from investment operations:
Net investment income (loss)	0.38		0.42		0.40		0.70		(0.00	)(b)
Net realized and unrealized gain (loss)	(0.81)		2.95		(0.16)		(2.65)		1.67
Total from investment operations	(0.43)		3.37		0.24		(1.95)		1.67
Less distributions to shareholders:
Net investment income	(0.64)		(0.76)		(0.51)		(0.55)		(0.33)
Tax return of capital	—		—		(0.02)		—		—
Total distributions to shareholders	(0.64)		(0.76)		(0.53)		(0.55)		(0.33)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$14.02		$15.09		$12.48		$12.77		$15.27
Total return	(2.74%)		27.35%		2.00%		(12.47%)		12.22%
Ratios to average net assets(c)
Total gross expenses	1.03	%(d)	1.00	%(d)	1.13	%(d)	1.06	%(d)	1.07	%(d)(e)
Total net expenses(f)	1.03	%(d)	0.99	%(d)	1.04	%(d)	1.06	%(d)(g)	1.07	%(d)(e)(g)
Net investment income (loss)	2.66%		3.00%		3.31%		4.77%		(0.05	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$2		$2		$34,506
Portfolio turnover	80%		14	%(h)	—%		—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		100	%(i)	13%		16%		7%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Amount represents results after the Fund's conversion to a stand-alone structure.

(i)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$15.56		$12.87		$13.15		$15.15		$13.78
Income from investment operations:
Net investment income	0.27		0.31		0.15		0.25		0.02
Net realized and unrealized gain (loss)	(0.81)		3.06		0.02	(b)	(1.79)		1.60
Total from investment operations	(0.54)		3.37		0.17		(1.54)		1.62
Less distributions to shareholders:
Net investment income	(0.54)		(0.68)		(0.44)		(0.46)		(0.25)
Tax return of capital	—		—		(0.01)		—		—
Total distributions to shareholders	(0.54)		(0.68)		(0.45)		(0.46)		(0.25)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$14.48		$15.56		$12.87		$13.15		$15.15
Total return	(3.38%)		26.50%		1.39%		(9.90%)		11.92%
Ratios to average net assets(d)
Total gross expenses	1.71	%(e)	1.71	%(e)	1.85	%(e)	1.86	%(e)	1.77	%(e)(f)
Total net expenses(g)	1.67	%(e)(h)	1.67	%(e)(h)	1.70	%(e)(h)	1.64	%(e)(h)	1.77	%(e)(f)(h)
Net investment income	1.87%		2.13%		1.16%		1.94%		0.40	%(f)
Supplemental data
Net assets, end of period (in thousands)	$260		$205		$98		$8		$3
Portfolio turnover	80%		14	%(i)	—%		—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		100	%(j)	13%		16%		7%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure.

(j)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$15.88		$13.10		$12.51
Income from investment operations:
Net investment income	0.35		0.30		0.02
Net realized and unrealized gain (loss)	(0.82)		3.22		1.05	(b)
Total from investment operations	(0.47)		3.52		1.07
Less distributions to shareholders:
Net investment income	(0.62)		(0.74)		(0.46)
Tax return of capital	—		—		(0.02)
Total distributions to shareholders	(0.62)		(0.74)		(0.48)
Net asset value, end of period	$14.79		$15.88		$13.10
Total return	(2.87%)		27.21%		8.64%
Ratios to average net assets(c)
Total gross expenses	1.21	%(d)	1.25	%(d)	1.31	%(d)(e)
Total net expenses(f)	1.17	%(d)(g)	1.17	%(d)(g)	1.21	%(d)(e)
Net investment income	2.34%		2.09%		0.59	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,674		$2,070		$3
Portfolio turnover	80%		14	%(h)	—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		100	%(i)	13%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Amount represents results after the Fund's conversion to a stand-alone structure.

(i)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$15.87		$13.09		$12.51
Income from investment operations:
Net investment income	0.51		0.37		0.07
Net realized and unrealized gain (loss)	(0.97)		3.16		1.00	(b)
Total from investment operations	(0.46)		3.53		1.07
Less distributions to shareholders:
Net investment income	(0.64)		(0.75)		(0.47)
Tax return of capital	—		—		(0.02)
Total distributions to shareholders	(0.64)		(0.75)		(0.49)
Net asset value, end of period	$14.77		$15.87		$13.09
Total return	(2.82%)		27.34%		8.64%
Ratios to average net assets(c)
Total gross expenses	1.05	%(d)	1.09	%(d)	1.28	%(d)(e)
Total net expenses(f)	1.05	%(d)	1.07	%(d)	1.09	%(d)(e)
Net investment income	3.31%		2.49%		1.88	%(e)
Supplemental data
Net assets, end of period (in thousands)	$355		$3,388		$696
Portfolio turnover	80%		14	%(g)	—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		100	%(h)	13%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$15.73		$12.99		$13.27		$15.28		$13.62
Income from investment operations:
Net investment income	0.40		0.58		0.42		0.42		0.26
Net realized and unrealized gain (loss)	(0.87)		2.90		(0.19)		(1.90)		1.83
Total from investment operations	(0.47)		3.48		0.23		(1.48)		2.09
Less distributions to shareholders:
Net investment income	(0.62)		(0.74)		(0.49)		(0.53)		(0.43)
Tax return of capital	—		—		(0.02)		—		—
Total distributions to shareholders	(0.62)		(0.74)		(0.51)		(0.53)		(0.43)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$14.64		$15.73		$12.99		$13.27		$15.28
Total return	(2.91%)		27.13%		1.86%		(9.35%)		15.74%
Ratios to average net assets(b)
Total gross expenses	1.21	%(c)	1.26	%(c)	1.32	%(c)	1.27	%(c)	1.23	%(c)
Total net expenses(d)	1.17	%(c)(e)	1.19	%(c)(e)	1.18	%(c)(e)	1.16	%(c)(e)	1.23	%(c)(e)
Net investment income	2.65%		4.05%		3.35%		3.09%		1.85%
Supplemental data
Net assets, end of period (in thousands)	$78,705		$125,914		$453,526		$924,777		$1,277,799
Portfolio turnover	80%		14	%(g)	—%		—%		—%
Portfolio turnover of Columbia International Value Fund Master Portfolio	—%		100	(h)	13%		16%		7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia International Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the

Annual Report 2015
28

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The

Annual Report 2015
29

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

Annual Report 2015
30

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 28, 2015 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at February 28, 2014	—	—
Opened	1,270	41,297
Closed	—	—
Expired	(158)	(16,524)
Exercised	(1,112)	(24,773)
Balance at February 28, 2015	—	—

Annual Report 2015
31

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2015:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	299,626	—	299,626	41,273	—	—	258,353
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	41,273	—	41,273	41,273	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	299,626
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	41,273

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments

Annual Report 2015
32

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	24,771	24,771
Foreign exchange risk	(860,564)	—	(860,564)
Total	(860,564)	24,771	(835,793)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange risk	27,412	—	27,412

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average market value ($)*
Options contracts — Written	(4,611)
Derivative Instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	242,351	(303,594)

*Based on the daily outstanding amounts for the year ended February 28, 2015.

**Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2015
33

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $1,469.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and

Annual Report 2015
34

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $701.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and

0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $45,763 for Class A, $161 for Class B, and $273 for Class C, shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.42%	1.41%
Class B	2.17	2.16
Class C	2.17	2.16
Class I	1.03	1.02
Class R	1.67	1.66
Class R4	1.17	1.16
Class R5	1.08	1.07
Class Z	1.17	1.16

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2015
35

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$47,188
Accumulated net realized loss	(47,191)
Paid-in capital	3

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$8,643,871	$13,000,054

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$328,286
Capital loss carryforwards	(545,585,785)
Net unrealized appreciation	4,254,219

At February 28, 2015, the cost of investments for federal income tax purposes was $180,584,951 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,929,419
Unrealized depreciation	(12,675,200)
Net unrealized appreciation	$4,254,219

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	185,725,377
2019	68,376,538
No expiration — long-term	291,483,870
Total	545,585,785

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended February 28, 2015, $12,403,572 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $181,808,928 and $255,512,791, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 35.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares

Annual Report 2015
36

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended February 28, 2015, the average daily loan balance outstanding on days when borrowing existed was $3,483,333 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the

Annual Report 2015
37

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
38

COLUMBIA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
39

COLUMBIA INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	0.28%
Foreign Taxes Paid	$911,081
Foreign Taxes Paid Per Share	$0.07
Foreign Source Income	$9,414,445
Foreign Source Income Per Share	$0.72

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
40

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
41

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
42

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
43

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
44

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
45

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
46

COLUMBIA INTERNATIONAL VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN170_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MARSICO GLOBAL FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MARSICO GLOBAL FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA MARSICO GLOBAL FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Marsico Global Fund (the Fund) Class A shares returned 7.53% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund slightly underperformed its benchmark, the MSCI All Country World Index (Net), which returned 7.55% during the same time period.

■  While the currency effect was the most significant contributor to Fund performance, stock selection in the materials sector, along with an overweight relative to the benchmark in healthcare, also contributed.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	Life
Class A	04/30/08
Excluding sales charges		7.53	15.22	7.12
Including sales charges		1.33	13.86	6.20
Class C	04/30/08
Excluding sales charges		6.74	14.35	6.33
Including sales charges		5.79	14.35	6.33
Class R	04/30/08	7.30	14.92	6.85
Class R4*	01/08/14	7.83	15.28	7.16
Class R5*	01/08/14	7.90	15.30	7.17
Class Z	04/30/08	7.83	15.49	7.39
MSCI All Country World Index (Net)		7.55	10.71	4.02

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA MARSICO GLOBAL FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2008 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA MARSICO GLOBAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
ASML Holding NV (Netherlands)	4.9
Facebook, Inc., Class A (United States)	4.7
Apple, Inc. (United States)	4.6
Liberty Global PLC, Class C (United Kingdom)	4.5
Canadian Pacific Railway Ltd. (Canada)	4.4
Gilead Sciences, Inc. (United States)	4.4
Novartis AG, Registered Shares (Switzerland)	4.3
Domino's Pizza Group PLC (United Kingdom)	3.8
Bayerische Motoren Werke AG (Germany)	3.4
Actavis PLC (Ireland)	3.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 7.53% excluding sales charges. The Fund slightly underperformed its benchmark, the MSCI All Country World Index (Net), which returned 7.55% for the same 12-month period. While the currency effect was the most significant contributor to Fund performance, stock selection in the materials sector, along with an overweight relative to the benchmark in healthcare, also contributed. Stock selection in the consumer discretionary sector was the primary detractor during the period.

International Stock Markets Were Volatile as Oil Prices Fell

International stock markets were volatile and posted mixed results during the reporting period. During the second half of the period, crude oil prices fell sharply, trading at their lowest levels since 2009, although they did rebound slightly toward the end of the period. The decline stemmed in part from slowing growth in demand, as reflected in China's continuing economic sputter, as well as stagnating growth in Europe. Importantly, increased oil supply was also a primary contributor to falling prices, as fracking technologies drove petroleum supplies higher in the U.S., while other countries maintained or increased production.

In contrast with other major economies, employment gains in the United States built momentum throughout the year, averaging approximately 290,000 per month over the six months through February. Real gross domestic product ranged from an annualized 5% in the second quarter to 2.2% in the fourth quarter of 2014. The U.S. dollar strengthened vs. many other major world currencies during the period, a reflection of growing confidence in the U.S. economy and a firming of short-term interest rates, along with widespread expectations of quantitative easing from the European Central Bank and the Bank of Japan.

Portfolio Recap

The currency effect was the most significant contributor to performance during the reporting period. Relative to the benchmark, the Fund was overweight in stocks denominated in the U.S. dollar and British pound sterling, both of which strengthened significantly vs. other major currencies. The Fund was also underweight in securities denominated in Japanese yen which depreciated vs. other major currencies. Although currency had a positive effect on performance, it is a byproduct, not a central focus, of our stock selection process.

The Fund also benefited from its overweight in health care and information technology, two strong-performing sectors in the benchmark. In addition, the Fund was helped by its underweight to energy, the weakest-performing sector in the benchmark. The Fund's positive contribution from sector allocation was offset somewhat by its cash balance which created an opportunity cost to performance given the strong market return.

Stock selection in the materials and industrials sectors added to results. Paint retailer Sherwin-Williams performed well due in part to its strong market share with contractors, new and residential construction and the renovation of existing homes. The company also reported strong sales from its stores during the period. We currently believe Sherwin-Williams has pricing power and will continue to gain market share in its category.

Annual Report 2015
4

COLUMBIA MARSICO GLOBAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Canadian Pacific Railway was the Fund's leading holding within the industrials sector and aided performance during the period. We consider Canadian Pacific to be a "life cycle change" company as the railroad operator takes steps to improve operations and cut costs. Biotech company Gilead Sciences emerged as the Fund's largest individual contributor. The company benefited from FDA approval of its revolutionary hepatitis C drugs, Solvadi and Harnovi. Solvadi, is a single pill that is being used with an amalgam of other, older drugs to treat hepatitis C, while Harnovi, its once-per-day fixed dose combination treatment, is expected to be a major improvement over existing treatment options.

Stock selection in the consumer discretionary and information technology sectors was the primary source of underperformance during the period. Hotel/casino operator Wynn Macau was the Fund's largest individual detractor during the period. A slowing economy in China and the Chinese government's efforts to crack down on corruption resulted in disappointing results from Wynn's VIP business in the Macau market. While we have confidence in the company's long-term prospects, we believe the near-term results will be a challenge and elected to sell the position. Online travel services company Priceline also underperformed and was sold during the period. Priceline's international business was negatively impacted by the strengthening U.S. dollar and currency translation as weak currencies were exchanged for dollars. PriceSmart, an operator of shopping warehouse clubs, also underperformed as it was negatively impacted by currency headwinds and was sold during the period.

Portfolio Activity

We re-initiated a position in Apple following a period of consolidation for the company. We believe that the company shares characteristics of both an offensive and defensive growth investment, and we do not think Apple shares reflect upcoming hardware, software and services innovation. We expect market share gains for iPhone with the release of larger screen sizes to power a re-acceleration in growth. Liberty Global, the largest international cable company, with 27 million customers in 14 countries, was added to the portfolio during the period. We believe the growth of the cable industry in Europe is lagging the U.S. and offers significant upside opportunity. We believe that the recent acquisitions of U.K.-based Virgin media and Dutch cable operator Ziggo should provide for deeper penetration of Liberty Global into European markets and help contribute to earnings.

We also purchased Swiss pharmaceutical company Norvartis, which has a diversified mix of products focused mainly on cancer, heart disease, auto immune disease neuroscience and specialty care. Though the pharmaceutical division saw limited growth in 2014 mainly due to patent expiration issues, the company has presented late-stage data and associated filings for several promising drugs going forward. The expected return to growth driven by these new drugs is the core of our investment thesis in Norvartis.

In addition to Wynn Macau, Priceline and PriceSmart, we sold Mexico-based Alsea, which operates Domino's Pizza, Starbucks, Burger King and other franchise outlets in South America. We sold the stock after what we

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	90.4
Consumer Discretionary	24.8
Financials	1.6
Health Care	24.5
Industrials	8.1
Information Technology	25.6
Materials	5.8
Money Market Funds	9.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Country Breakdown (%) (at February 28, 2015)
Australia	0.2
Belgium	1.5
Canada	6.0
China	4.2
France	3.4
Germany	3.1
India	2.7
Ireland	3.0
Netherlands	4.4
Switzerland	3.9
United Kingdom	13.4
United States(a)	54.2
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2015
5

COLUMBIA MARSICO GLOBAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund's prospectus for more information on these and other risks.

considered to be a questionable acquisition in Spain that wasn't consistent with their Latin American growth strategy. U.K.-based television company Sky PLC was also sold when we became more concerned about increased competition from telecommunications carriers which could pressure the satellite provider's earnings.

Looking Ahead

Two key issues affecting stock markets at the end of the period were declining oil prices (and their commensurate effects) and central bank policies. On balance, lower oil prices improve prospects for growth and low inflation. Thus the slide in oil prices is a positive for the U.S. economy as well as other countries which are net importers of oil, such as China, Japan and India. We believe oil prices will eventually move higher as fracking activity eases and supply tightens. Compared with much of the rest of the world, we believe the U.S. economy currently appears to be relatively healthy. While central banks of other countries focus on efforts to stimulate their economies, the U.S Federal Reserve may confront a much better-than-expected pace of economic expansion.

We continue to favor companies that we believe are gaining market share in large and growing markets. The Fund emphasizes investments in businesses with strong recurring revenues, strong free cash flow generation, pricing power and responsible capital allocation. We are also evaluating investment opportunities in companies that are poised to benefit from increased pricing power in their businesses as a result of consolidation. In this lower growth environment, share buybacks and dividends may be material contributors to total returns.

Annual Report 2015
6

COLUMBIA MARSICO GLOBAL FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.50	1,017.50	7.57	7.49	1.49
Class C	1,000.00	1,000.00	1,034.40	1,013.76	11.36	11.25	2.24
Class R	1,000.00	1,000.00	1,037.40	1,016.26	8.84	8.75	1.74
Class R4	1,000.00	1,000.00	1,039.60	1,018.75	6.31	6.24	1.24
Class R5	1,000.00	1,000.00	1,040.30	1,019.05	6.00	5.94	1.18
Class Z	1,000.00	1,000.00	1,039.60	1,018.75	6.31	6.24	1.24

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA MARSICO GLOBAL FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 87.6%

Issuer	Shares	Value ($)
AUSTRALIA 0.2%
Domino's Pizza Enterprises Ltd.	4,303	116,977
BELGIUM 1.5%
UCB SA	10,732	820,859
CANADA 5.8%
Canadian Pacific Railway Ltd.	11,416	2,137,817
Valeant Pharmaceuticals International, Inc.(a)	5,449	1,076,069
Total		3,213,886
CHINA 4.1%
Alibaba Group Holding Ltd., ADR(a)	13,935	1,186,147
Tencent Holdings Ltd.	61,000	1,064,313
Total		2,250,460
FRANCE 3.3%
Hermes International	2,175	701,825
Safran SA	15,596	1,097,775
Total		1,799,600
GERMANY 3.0%
Bayerische Motoren Werke AG	12,892	1,630,228
INDIA 2.6%
Tata Motors Ltd., ADR	29,231	1,438,750
IRELAND 2.9%
Actavis PLC(a)	5,588	1,628,120
NETHERLANDS 4.3%
ASML Holding NV	21,850	2,352,808
SWITZERLAND 3.8%
Novartis AG, Registered Shares	20,480	2,093,435
UNITED KINGDOM 12.9%
ARM Holdings PLC	68,175	1,219,871
BAE Systems PLC	131,000	1,075,941
Domino's Pizza Group PLC	164,680	1,836,894
Hargreaves Lansdown PLC	48,859	852,370
Liberty Global PLC, Class C(a)	41,338	2,156,603
Total		7,141,679

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED STATES 43.2%
Apple, Inc.	17,323	2,225,313
Biogen Idec, Inc.(a)	3,722	1,524,494
Celldex Therapeutics, Inc.(a)	43,073	1,100,084
Dollar Tree, Inc.(a)	13,444	1,071,218
Electronic Arts, Inc.(a)	9,227	527,600
Facebook, Inc., Class A(a)	28,896	2,281,917
FleetCor Technologies, Inc.(a)	6,718	1,030,743
Gilead Sciences, Inc.(a)	20,581	2,130,751
Inovalon Holdings, Inc., Class A(a)	1,508	46,838
Juno Therapeutics, Inc.(a)	13,231	620,799
LinkedIn Corp., Class A(a)	1,022	273,078
Monsanto Co.	12,681	1,527,173
Nike, Inc., Class B	13,560	1,316,947
Pacira Pharmaceuticals, Inc.(a)	8,366	960,166
Shake Shack, Inc., Class A(a)	1,810	78,101
Sherwin-Williams Co. (The)	5,602	1,597,690
Starwood Hotels & Resorts Worldwide, Inc.	8,105	651,075
Tesla Motors, Inc.(a)	4,015	816,410
UnitedHealth Group, Inc.	9,744	1,107,211
Visa, Inc., Class A	5,654	1,533,987
Walt Disney Co. (The)	13,836	1,440,051
Total		23,861,646
Total Common Stocks (Cost: $40,203,487)		48,348,448

Money Market Funds 9.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	5,141,885	5,141,885
Total Money Market Funds (Cost: $5,141,885)		5,141,885
Total Investments (Cost: $45,345,372)		53,490,333
Other Assets & Liabilities, Net		1,705,794
Net Assets		55,196,127

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA MARSICO GLOBAL FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,435,339	40,241,522	(36,534,976)	5,141,885	3,242	5,141,885

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MARSICO GLOBAL FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	8,969,156	4,285,923	—	13,255,079
Financials	—	852,370	—	852,370
Health Care	10,194,531	2,914,294	—	13,108,825
Industrials	2,137,817	2,173,716	—	4,311,533
Information Technology	11,411,593	2,284,184	—	13,695,777
Materials	3,124,864	—	—	3,124,864
Total Equity Securities	35,837,961	12,510,487	—	48,348,448
Mutual Funds
Money Market Funds	5,141,885	—	—	5,141,885
Total Mutual Funds	5,141,885	—	—	5,141,885
Total	40,979,846	12,510,487	—	53,490,333

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MARSICO GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $40,203,487)	$48,348,448
Affiliated issuers (identified cost $5,141,885)	5,141,885
Total investments (identified cost $45,345,372)	53,490,333
Receivable for:
Investments sold	1,956,075
Capital shares sold	535,728
Dividends	10,744
Reclaims	27,856
Expense reimbursement due from Investment Manager	455
Prepaid expenses	1,244
Total assets	56,022,435
Liabilities
Payable for:
Investments purchased	719,716
Capital shares purchased	19,433
Investment management fees	1,185
Distribution and/or service fees	480
Transfer agent fees	8,038
Administration fees	120
Compensation of board members	34,935
Other expenses	42,401
Total liabilities	826,308
Net assets applicable to outstanding capital stock	$55,196,127
Represented by
Paid-in capital	$47,267,089
Excess of distributions over net investment income	(128,079)
Accumulated net realized loss	(85,290)
Unrealized appreciation (depreciation) on:
Investments	8,144,961
Foreign currency translations	(2,554)
Total — representing net assets applicable to outstanding capital stock	$55,196,127

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MARSICO GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$32,186,212
Shares outstanding	2,370,384
Net asset value per share	$13.58
Maximum offering price per share(a)	$14.41
Class C
Net assets	$9,521,210
Shares outstanding	728,606
Net asset value per share	$13.07
Class R
Net assets	$647,102
Shares outstanding	48,265
Net asset value per share	$13.41
Class R4
Net assets	$3,917,231
Shares outstanding	284,849
Net asset value per share	$13.75
Class R5
Net assets	$50,784
Shares outstanding	3,690
Net asset value per share	$13.76
Class Z
Net assets	$8,873,588
Shares outstanding	645,332
Net asset value per share	$13.75

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MARSICO GLOBAL FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$560,184
Dividends — affiliated issuers	3,242
Foreign taxes withheld	(33,412)
Total income	530,014
Expenses:
Investment management fees	386,626
Distribution and/or service fees
Class A	65,743
Class C	79,623
Class R	6,744
Transfer agent fees
Class A	45,054
Class C	13,609
Class R	2,192
Class R4	6,807
Class R5	7
Class Z	15,683
Administration fees	39,152
Compensation of board members	13,043
Custodian fees	9,678
Printing and postage fees	26,102
Registration fees	96,101
Professional fees	45,217
Line of credit interest expense	297
Other	10,895
Total expenses	862,573
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(101,593)
Total net expenses	760,980
Net investment loss	(230,966)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,427,474
Foreign currency translations	(1,828)
Net realized gain	1,425,646
Net change in unrealized appreciation (depreciation) on:
Investments	2,419,894
Foreign currency translations	(4,178)
Net change in unrealized appreciation	2,415,716
Net realized and unrealized gain	3,841,362
Net increase in net assets resulting from operations	$3,610,396

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MARSICO GLOBAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014(a)
Operations
Net investment loss	$(230,966)	$(175,409)
Net realized gain	1,425,646	5,704,656
Net change in unrealized appreciation	2,415,716	3,789,504
Net increase in net assets resulting from operations	3,610,396	9,318,751
Distributions to shareholders
Net realized gains
Class A	(2,764,186)	(804,813)
Class C	(887,467)	(166,058)
Class R	(182,013)	(75,117)
Class R4	(459,456)	—
Class R5	(947)	—
Class Z	(961,963)	(397,428)
Total distributions to shareholders	(5,256,032)	(1,443,416)
Increase in net assets from capital stock activity	6,284,927	23,577,435
Total increase in net assets	4,639,291	31,452,770
Net assets at beginning of year	50,556,836	19,104,066
Net assets at end of year	$55,196,127	$50,556,836
Excess of distributions over net investment income	$(128,079)	$(29,293)

(a) Class R4 and Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MARSICO GLOBAL FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,148,935	15,263,367	1,049,052	13,400,823
Distributions reinvested	189,257	2,462,861	51,041	694,671
Redemptions	(811,624)	(10,777,832)	(240,126)	(3,170,487)
Net increase	526,568	6,948,396	859,967	10,925,007
Class C shares
Subscriptions	346,459	4,469,314	310,059	4,080,661
Distributions reinvested	52,657	662,210	7,590	100,724
Redemptions	(213,551)	(2,732,087)	(20,590)	(243,674)
Net increase	185,565	2,399,437	297,059	3,937,711
Class R shares
Subscriptions	12,829	166,892	16,140	207,063
Distributions reinvested	4,350	56,032	1,391	18,775
Redemptions	(137,884)	(1,808,527)	(2,417)	(32,052)
Net increase (decrease)	(120,705)	(1,585,603)	15,114	193,786
Class R4 shares
Subscriptions	282,964	3,943,393	106,637	1,420,629
Distributions reinvested	34,739	458,438	—	—
Redemptions	(137,419)	(1,819,453)	(2,072)	(28,099)
Net increase	180,284	2,582,378	104,565	1,392,530
Class R5 shares
Subscriptions	3,476	46,139	179	2,500
Distributions reinvested	54	690	—	—
Redemptions	(19)	(239)	—	—
Net increase	3,511	46,590	179	2,500
Class Z shares
Subscriptions	278,958	3,651,945	584,378	7,509,466
Distributions reinvested	53,219	700,855	15,635	214,665
Redemptions	(631,949)	(8,459,071)	(46,964)	(598,230)
Net increase (decrease)	(299,772)	(4,106,271)	553,049	7,125,901
Total net increase	475,451	6,284,927	1,829,933	23,577,435

(a) Class R4 and Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MARSICO GLOBAL FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,				Year Ended February 29,	Year Ended February 28,
Class A	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$14.05		$10.78	$9.71	$10.16	$7.85
Income from investment operations:
Net investment loss	(0.06)		(0.06)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	1.02		3.82	1.11	(0.28)	2.42
Total from investment operations	0.96		3.76	1.07	(0.33)	2.37
Less distributions to shareholders:
Net investment income	—		—	—	(0.01)	(0.06)
Net realized gains	(1.43)		(0.49)	—	(0.10)	—
Tax return of capital	—		—	—	(0.01)	—
Total distributions to shareholders	(1.43)		(0.49)	—	(0.12)	(0.06)
Net asset value, end of period	$13.58		$14.05	$10.78	$9.71	$10.16
Total return	7.53%		35.05%	11.02%	(3.27%)	30.23%
Ratios to average net assets(a)
Total gross expenses	1.71	%(b)	1.80%	2.18%	3.58%	5.38%
Total net expenses(c)	1.49	%(b)	1.51%	1.57%	1.60%	1.60	%(d)
Net investment loss	(0.44%)		(0.50%)	(0.41%)	(0.50%)	(0.59%)
Supplemental data
Net assets, end of period (in thousands)	$32,186		$25,902	$10,610	$3,786	$3,343
Portfolio turnover	98%		149%	98%	112%	104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MARSICO GLOBAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class C	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$13.67		$10.51	$9.53	$10.04		$7.78
Income from investment operations:
Net investment loss	(0.15)		(0.15)	(0.11)	(0.11)		(0.12)
Net realized and unrealized gain (loss)	0.98		3.71	1.09	(0.30)		2.39
Total from investment operations	0.83		3.56	0.98	(0.41)		2.27
Less distributions to shareholders:
Net investment income	—		—	—	(0.00	)(a)	(0.01)
Net realized gains	(1.43)		(0.40)	—	(0.10)		—
Tax return of capital	—		—	—	(0.00	)(a)	—
Total distributions to shareholders	(1.43)		(0.40)	—	(0.10)		(0.01)
Net asset value, end of period	$13.07		$13.67	$10.51	$9.53		$10.04
Total return	6.74%		34.01%	10.28%	(4.04%)		29.14%
Ratios to average net assets(b)
Total gross expenses	2.46	%(c)	2.54%	3.03%	4.32%		6.13%
Total net expenses(d)	2.24	%(c)	2.26%	2.32%	2.35%		2.35	%(e)
Net investment loss	(1.18%)		(1.24%)	(1.10%)	(1.25%)		(1.33%)
Supplemental data
Net assets, end of period (in thousands)	$9,521		$7,423	$2,586	$2,012		$2,051
Portfolio turnover	98%		149%	98%	112%		104%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MARSICO GLOBAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class R	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$13.92		$10.70	$9.65	$10.13		$7.83
Income from investment operations:
Net investment loss	(0.06)		(0.09)	(0.06)	(0.07)		(0.07)
Net realized and unrealized gain (loss)	0.98		3.77	1.11	(0.30)		2.41
Total from investment operations	0.92		3.68	1.05	(0.37)		2.34
Less distributions to shareholders:
Net investment income	—		—	—	(0.00	)(a)	(0.04)
Net realized gains	(1.43)		(0.46)	—	(0.10)		—
Tax return of capital	—		—	—	(0.01)		—
Total distributions to shareholders	(1.43)		(0.46)	—	(0.11)		(0.04)
Net asset value, end of period	$13.41		$13.92	$10.70	$9.65		$10.13
Total return	7.30%		34.55%	10.88%	(3.62%)		29.94%
Ratios to average net assets(b)
Total gross expenses	1.92	%(c)	2.06%	2.53%	3.82%		5.63%
Total net expenses(d)	1.75	%(c)	1.77%	1.82%	1.85%		1.85	%(e)
Net investment loss	(0.41%)		(0.69%)	(0.61%)	(0.75%)		(0.82%)
Supplemental data
Net assets, end of period (in thousands)	$647		$2,353	$1,645	$1,195		$1,245
Portfolio turnover	98%		149%	98%	112%		104%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MARSICO GLOBAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014(a)
Per share data
Net asset value, beginning of period	$14.17		$13.95
Income from investment operations:
Net investment loss	(0.02)		(0.01)
Net realized and unrealized gain	1.03		0.23
Total from investment operations	1.01		0.22
Less distributions to shareholders:
Net realized gains	(1.43)		—
Total distributions to shareholders	(1.43)		—
Net asset value, end of period	$13.75		$14.17
Total return	7.83%		1.58%
Ratios to average net assets(b)
Total gross expenses	1.45	%(c)	1.47	%(d)
Total net expenses(e)	1.24	%(c)	1.25	%(d)
Net investment loss	(0.12%)		(0.33	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,917		$1,482
Portfolio turnover	98%		149%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MARSICO GLOBAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015		2014(a)
Per share data
Net asset value, beginning of period	$14.17		$13.95
Income from investment operations:
Net investment loss	(0.07)		(0.01)
Net realized and unrealized gain	1.09		0.23
Total from investment operations	1.02		0.22
Less distributions to shareholders:
Net realized gains	(1.43)		—
Total distributions to shareholders	(1.43)		—
Net asset value, end of period	$13.76		$14.17
Total return	7.90%		1.58%
Ratios to average net assets(b)
Total gross expenses	1.37	%(c)	1.38	%(d)
Total net expenses(e)	1.18	%(c)	1.20	%(d)
Net investment loss	(0.55%)		(0.37	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$51		$3
Portfolio turnover	98%		149%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MARSICO GLOBAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,	Year Ended February 28,
Class Z	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$14.17		$10.87	$9.76	$10.20	$7.88
Income from investment operations:
Net investment loss	(0.02)		(0.04)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	1.03		3.86	1.13	(0.30)	2.43
Total from investment operations	1.01		3.82	1.11	(0.32)	2.40
Less distributions to shareholders:
Net investment income	—		—	—	(0.01)	(0.08)
Net realized gains	(1.43)		(0.52)	—	(0.10)	—
Tax return of capital	—		—	—	(0.01)	—
Total distributions to shareholders	(1.43)		(0.52)	—	(0.12)	(0.08)
Net asset value, end of period	$13.75		$14.17	$10.87	$9.76	$10.20
Total return	7.83%		35.32%	11.37%	(3.12%)	30.47%
Ratios to average net assets(a)
Total gross expenses	1.44	%(b)	1.54%	1.88%	3.32%	5.13%
Total net expenses(c)	1.24	%(b)	1.26%	1.32%	1.35%	1.35	%(d)
Net investment loss	(0.12%)		(0.29%)	(0.19%)	(0.25%)	(0.33%)
Supplemental data
Net assets, end of period (in thousands)	$8,874		$13,395	$4,263	$1,438	$1,557
Portfolio turnover	98%		149%	98%	112%	104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Marsico Global Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets,

Annual Report 2015
22

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2015
23

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.79% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The

Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $1,196.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of

Annual Report 2015
24

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class C	0.17
Class R	0.16
Class R4	0.17
Class R5	0.05
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $152,737 for Class A and $1,131 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2014 through June 30, 2015	Prior to July 1, 2014
Class A	1.64%	1.50%
Class C	2.39	2.25
Class R	1.89	1.75
Class R4	1.39	1.25
Class R5	1.33	1.20
Class Z	1.39	1.25

In addition, effective July 1, 2014, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees are waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2015
25

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.49% for Class A, 2.24% for Class C, 1.74% for Class R, 1.24% for Class R4, 1.18% for Class R5 and 1.24% for Class Z. This arrangement may be revised or discontinued at any time.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$132,180
Accumulated net realized loss	1,828
Paid-in capital	(134,008)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$1,608,339	$765,372
Long-term capital gains	3,647,693	678,044
Total	5,256,032	1,443,416

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	22,331
Net unrealized appreciation	8,037,340

At February 28, 2015, the cost of investments for federal income tax purposes was $45,452,993 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,551,981
Unrealized depreciation	(514,641)
Net unrealized appreciation	8,037,340

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2015, the Fund will elect to treat late-year ordinary losses of $93,754 as arising on March 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,571,450 and $50,314,633, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2015
26

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, two unaffiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 39.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended February 28, 2015, the average daily loan balance outstanding on days when borrowing existed was $3,100,000 at a weighted average interest rate of 1.15%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same

Annual Report 2015
27

COLUMBIA MARSICO GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
28

COLUMBIA MARSICO GLOBAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico Global Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Global Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
29

COLUMBIA MARSICO GLOBAL FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	30.49%
Dividends Received Deduction	12.87%
Capital Gain Dividend	$1,606,332

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
30

COLUMBIA MARSICO GLOBAL FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
31

COLUMBIA MARSICO GLOBAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
32

COLUMBIA MARSICO GLOBAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
33

COLUMBIA MARSICO GLOBAL FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
34

COLUMBIA MARSICO GLOBAL FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
35

COLUMBIA MARSICO GLOBAL FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
36

COLUMBIA MARSICO GLOBAL FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Columbia Marsico Global Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN187_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MARSICO GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MARSICO GROWTH FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Annual Report 2015

COLUMBIA MARSICO GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Marsico Growth Fund (the Fund) Class A shares returned 9.11% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.51% during the same time period.

■  Stock selection and an overweight relative to the benchmark to the consumer discretionary sector, as well as stock selection in technology, energy and financials detracted from performance.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		9.11	15.46	7.14
Including sales charges		2.86	14.10	6.51
Class B	12/31/97
Excluding sales charges		8.26	14.59	6.34
Including sales charges		3.55	14.36	6.34
Class C	12/31/97
Excluding sales charges		8.30	14.60	6.34
Including sales charges		7.35	14.60	6.34
Class I*	09/27/10	9.60	15.94	7.37
Class R*	01/23/06	8.81	15.16	6.86
Class R4*	11/08/12	9.39	15.59	7.21
Class R5*	11/08/12	9.51	15.66	7.24
Class W*	09/27/10	9.14	15.48	7.15
Class Z	12/31/97	9.39	15.74	7.41
S&P 500 Index		15.51	16.18	7.99

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MARSICO GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MARSICO GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 9.11% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.51% for the same time period. Stock selection and an overweight relative to the benchmark to the consumer discretionary sector, as well as stock selection in technology, energy and financials detracted from performance. While stock selection in the industrials, consumer staples, materials and healthcare sectors contributed positively to results.

Stocks Rose as Investors Monitored Fed Policy and Oil Prices

U.S. stocks generally registered solid gains during the period ended February 28, 2015. These gains occurred even as investors grappled with concerns about U.S. Federal Reserve (Fed) policy, slower growth in emerging and many developed markets and the implications of lower oil prices. Crude oil prices fell sharply during the period and ended 2014 at their lowest levels since 2009. The decline stemmed in part from slowing growth in demand, stagnating economic growth in Europe and technological advances such as more-efficient motor vehicles. Increased supply was also a primary reason for falling oil prices, as fracking technologies drove petroleum supplies sharply higher in the U.S., while other countries maintained or increased production. By February 2015, dramatic declines in oil prices gave way to relative stability as prices oscillated between $48 and $54 a barrel.

The continued advance of the U.S. dollar through the period reflected impressive gains in U.S. labor markets as well as commitments by foreign central banks to extend easier monetary policy in Europe, China and Japan. Though certainly not blistering, U.S. economic strength at the end of the period could be seen in upward revisions to previous increases, which took the three-month average increase in jobs to a powerful 330,000. Strong job gains, low inflation and falling oil prices translated to hefty increases in consumer spending near the end of the period, including a 4.2% gain in the fourth quarter of 2014. This strong growth was accompanied by a remarkably benign core inflation backdrop. In the U.S. and around the globe, inflation was in sharp retreat by the end of the period, reflecting both the direct effects of falling energy costs and the echo effects of lower prices for other goods and services. The prospects for firming Fed policy continue to be debated and remain unresolved.

Positions in Consumer Discretionary and Energy Hindered Performance

Stock selection and an overweight relative to the benchmark in the consumer discretionary sector and stock selection in the energy sector were the biggest detractors from Fund performance. Wynn Resorts, for example, was the largest individual detractor during the period. A slowing economy in China and the Chinese government's efforts to crack down on corruption resulted in disappointing results from Wynn's VIP business in the Macau market. Priceline, meanwhile, was hurt by a slowdown in bookings caused by the continued shift toward booking on mobile devices.

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Kevin Boone*

*Effective January 30, 2015, Mr. Boone was named a Portfolio Manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA MARSICO GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at February 28, 2015)
Apple, Inc.	5.4
Facebook, Inc., Class A	5.2
Union Pacific Corp.	4.7
Biogen Idec, Inc.	4.6
Gilead Sciences, Inc.	4.6
Visa, Inc., Class A	4.5
Canadian Pacific Railway Ltd.	4.4
Walt Disney Co. (The)	4.2
Sherwin-Williams Co. (The)	3.7
HCA Holdings, Inc.	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	100.0
Consumer Discretionary	20.7
Consumer Staples	3.0
Energy	0.6
Financials	2.2
Health Care	25.4
Industrials	15.3
Information Technology	26.0
Materials	6.8
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Antero Resources also underperformed in part because of a decline in commodity prices for crude oil and natural gas.

Stock selection in the industrials, consumer staples, materials and healthcare sectors aided results, as industrials was the strongest performing sector, specifically in the capital goods industry group. Among individual stocks, the Fund benefited from its position in Sherwin-Williams as shares of the largest U.S. paint retailer rose as a result of acquisitions and higher sales volumes at its stores. Celgene, a world leader in hematology, oncology and inflammation research, also contributed. The company has diversified away from being a single-product story to a multi-product story with one of the strongest product pipelines in pharmaceuticals and biotechnology, which has provided the company with an improved long-term earnings outlook. The Fund also benefited from its position in Union Pacific. We believe that increasingly tight transport markets, including truck and rail, should lead to an acceleration in pricing and earnings growth. This scenario has played out over the past year with accelerating volumes and improved pricing, which helped drive earnings growth by more than 20%.

Portfolio Activity

We re-initiated a position in Apple following a period of consolidation for the company. We believe that the company shares characteristics of both an offensive and defensive growth investment, and we do not think Apple shares reflect upcoming hardware, software and services innovation. We expect market share gains for the iPhone with the release of larger screen sizes to power a re-acceleration in growth. Likewise, we see Apple's ecosystem expanding with the inclusion of new platforms like Apple Pay, Apple Watch and other high-margin services such as the company's HomeKit home automation platform and the HealthKit fitness and health platform.

We established a position in Hospital Corporation of America (HCA), a leading provider of hospital and healthcare services, based on our belief that the Affordable Care Act should have a positive impact on HCA's business as nonpayment rates from uninsured patients decline and enrollment in exchanges and Medicaid increase. We also added Nike to the portfolio. We believe the company has a leading global brand that will benefit from a trend toward "athleisure" apparel. Nike's scale is a critical component to their ability to win big endorsements, despite being a 40-year-old brand. Nike can leverage its $30 billion revenue base to maintain and win endorsements over the competition.

Texas Instruments was sold during the period when it was replaced by Apple. CBS Corporation was sold as the company faced continued pressure on its core business, which created a less attractive valuation. We sold Citigroup after the company failed the 2014 Fed stress test, and we lost confidence in its management. We now want to see what additional steps are being taken by Citigroup to address regulatory and compliance issues.

Annual Report 2015
6

COLUMBIA MARSICO GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Looking Ahead

Two top-of-mind items for many investors at the end of 2014 were declining oil prices (and their commensurate effects) and central bank policies. On balance, lower oil prices improve U.S. prospects for growth and low inflation. We believe oil prices may slide further, but will eventually settle and perhaps climb again in the future, as low prices should ease fracking activity and tighten supply. We will continue to monitor the economic effects and geopolitical consequences of potentially extended and deeper reductions in oil prices. Also, while central banks of other countries focus on efforts to stimulate their economies, the Fed may confront a much better than recently expected pace of economic expansion.

As always, we continue to favor companies that we believe are gaining market share in large and growing markets. The Fund emphasizes investments in businesses with strong recurring revenues, strong free cash flow generation, pricing power and responsible capital allocation. In this lower growth environment, share buybacks and dividends may be material contributors to total returns.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
7

COLUMBIA MARSICO GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.40	1,019.05	6.01	5.94	1.18
Class B	1,000.00	1,000.00	1,039.10	1,015.31	9.81	9.70	1.93
Class C	1,000.00	1,000.00	1,039.50	1,015.31	9.81	9.70	1.93
Class I	1,000.00	1,000.00	1,045.40	1,021.29	3.72	3.68	0.73
Class R	1,000.00	1,000.00	1,041.70	1,017.80	7.28	7.19	1.43
Class R4	1,000.00	1,000.00	1,044.40	1,020.29	4.74	4.68	0.93
Class R5	1,000.00	1,000.00	1,045.20	1,021.04	3.98	3.93	0.78
Class W	1,000.00	1,000.00	1,043.40	1,019.40	5.65	5.59	1.11
Class Z	1,000.00	1,000.00	1,044.40	1,020.29	4.74	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA MARSICO GROWTH FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.7%
Automobiles 1.8%
Tesla Motors, Inc.(a)	142,633	29,002,994
Hotels, Restaurants & Leisure 7.0%
Chipotle Mexican Grill, Inc.(a)	11,877	7,897,849
Starbucks Corp.	404,859	37,848,244
Starwood Hotels & Resorts Worldwide, Inc.	439,217	35,282,301
Wynn Resorts Ltd.	231,810	33,032,925
Total		114,061,319
Media 6.5%
Comcast Corp., Class A	629,681	37,390,458
Walt Disney Co. (The)	660,259	68,719,757
Total		106,110,215
Multiline Retail 2.0%
Dollar Tree, Inc.(a)	419,873	33,455,481
Textiles, Apparel & Luxury Goods 3.4%
Nike, Inc., Class B	573,345	55,683,266
Total Consumer Discretionary		338,313,275
CONSUMER STAPLES 3.0%
Beverages 0.5%
Constellation Brands, Inc., Class A(a)	74,288	8,522,319
Food & Staples Retailing 2.5%
CVS Health Corp.	388,417	40,344,874
Total Consumer Staples		48,867,193
ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
Antero Resources Corp.(a)	227,584	8,978,189
Total Energy		8,978,189
FINANCIALS 2.2%
Capital Markets 2.2%
Charles Schwab Corp. (The)	1,232,996	36,176,102
Total Financials		36,176,102
HEALTH CARE 25.2%
Biotechnology 12.1%
Biogen Idec, Inc.(a)	181,971	74,533,502
Celgene Corp.(a)	401,187	48,756,256
Gilead Sciences, Inc.(a)	717,653	74,298,615
Total		197,588,373

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 6.4%
HCA Holdings, Inc.(a)	826,233	59,108,709
UnitedHealth Group, Inc.	399,196	45,360,641
Total		104,469,350
Pharmaceuticals 6.7%
Actavis PLC(a)	189,662	55,259,920
Merck & Co., Inc.	451,183	26,412,253
Pacira Pharmaceuticals, Inc.(a)	215,452	24,727,426
Valeant Pharmaceuticals International, Inc.(a)	22,253	4,394,523
Total		110,794,122
Total Health Care		412,851,845
INDUSTRIALS 15.2%
Aerospace & Defense 4.2%
Boeing Co. (The)	229,702	34,650,547
Lockheed Martin Corp.	167,286	33,465,564
Total		68,116,111
Airlines 1.9%
Delta Air Lines, Inc.	710,173	31,616,902
Road & Rail 9.1%
Canadian Pacific Railway Ltd.	383,205	71,896,922
Union Pacific Corp.	636,603	76,557,877
Total		148,454,799
Total Industrials		248,187,812
INFORMATION TECHNOLOGY 25.8%
Internet Software & Services 9.7%
Alibaba Group Holding Ltd., ADR(a)	466,350	39,695,712
Facebook, Inc., Class A(a)	1,077,033	85,053,296
LinkedIn Corp., Class A(a)	78,373	20,941,266
Tencent Holdings Ltd.	710,400	12,394,881
Total		158,085,155
IT Services 6.0%
FleetCor Technologies, Inc.(a)	162,287	24,899,694
Visa, Inc., Class A	268,905	72,956,616
Total		97,856,310
Semiconductors & Semiconductor Equipment 3.2%
ARM Holdings PLC	1,121,063	20,059,438
ASML Holding NV	306,035	32,953,849
Total		53,013,287

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MARSICO GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 1.6%
Electronic Arts, Inc.(a)	215,828	12,341,045
salesforce.com, Inc.(a)	195,865	13,589,114
Total		25,930,159
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	680,904	87,468,928
Total Information Technology		422,353,839
MATERIALS 6.8%
Chemicals 6.8%
Monsanto Co.	422,952	50,936,109
Sherwin-Williams Co. (The)	209,189	59,660,703
Total		110,596,812
Total Materials		110,596,812
Total Common Stocks (Cost: $1,089,344,877)		1,626,325,067

Money Market Funds —%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	20,601	20,601
Total Money Market Funds (Cost: $20,601)		20,601
Total Investments (Cost: $1,089,365,478)		1,626,345,668
Other Assets & Liabilities, Net		10,113,977
Net Assets		1,636,459,645

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	38,194,829	902,008,624	(940,182,852)	20,601	50,707	20,601

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MARSICO GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MARSICO GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	338,313,275	—	—	338,313,275
Consumer Staples	48,867,193	—	—	48,867,193
Energy	8,978,189	—	—	8,978,189
Financials	36,176,102	—	—	36,176,102
Health Care	412,851,845	—	—	412,851,845
Industrials	248,187,812	—	—	248,187,812
Information Technology	389,899,520	32,454,319	—	422,353,839
Materials	110,596,812	—	—	110,596,812
Total Equity Securities	1,593,870,748	32,454,319	—	1,626,325,067
Mutual Funds
Money Market Funds	20,601	—	—	20,601
Total	1,593,891,349	32,454,319	—	1,626,345,668

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MARSICO GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,089,344,877)	$1,626,325,067
Affiliated issuers (identified cost $20,601)	20,601
Total investments (identified cost $1,089,365,478)	1,626,345,668
Receivable for:
Investments sold	23,787,756
Capital shares sold	666,693
Dividends	1,305,265
Prepaid expenses	4,004
Total assets	1,652,109,386
Liabilities
Payable for:
Investments purchased	9,633,472
Capital shares purchased	1,948,199
Collateral and deposits	3,000,000
Investment management fees	29,659
Distribution and/or service fees	11,603
Transfer agent fees	688,092
Administration fees	2,465
Compensation of board members	231,356
Other expenses	104,895
Total liabilities	15,649,741
Net assets applicable to outstanding capital stock	$1,636,459,645
Represented by
Paid-in capital	$943,703,217
Excess of distributions over net investment income	(229,307)
Accumulated net realized gain	156,005,359
Unrealized appreciation (depreciation) on:
Investments	536,980,190
Foreign currency translations	186
Total — representing net assets applicable to outstanding capital stock	$1,636,459,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MARSICO GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$431,633,232
Shares outstanding	17,490,592
Net asset value per share	$24.68
Maximum offering price per share(a)	$26.19
Class B
Net assets	$4,640,797
Shares outstanding	218,678
Net asset value per share	$21.22
Class C
Net assets	$295,583,456
Shares outstanding	13,899,735
Net asset value per share	$21.27
Class I
Net assets	$2,476
Shares outstanding	97
Net asset value per share(b)	$25.43
Class R
Net assets	$23,699,813
Shares outstanding	980,405
Net asset value per share	$24.17
Class R4
Net assets	$27,591,018
Shares outstanding	1,069,550
Net asset value per share	$25.80
Class R5
Net assets	$4,921,636
Shares outstanding	190,727
Net asset value per share	$25.80
Class W
Net assets	$2,537
Shares outstanding	103
Net asset value per share(b)	$24.69
Class Z
Net assets	$848,384,680
Shares outstanding	33,466,482
Net asset value per share	$25.35

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MARSICO GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$20,232,817
Dividends — affiliated issuers	50,707
Interest	8
Foreign taxes withheld	(196,547)
Total income	20,086,985
Expenses:
Investment management fees	12,189,153
Distribution and/or service fees
Class A	1,309,539
Class B	71,675
Class C	2,953,928
Class R	112,657
Class W	7
Transfer agent fees
Class A	1,028,743
Class B	14,066
Class C	582,142
Class R	44,451
Class R4	52,175
Class R5	1,942
Class W	4
Class Z	1,986,910
Administration fees	1,019,361
Compensation of board members	52,680
Custodian fees	19,032
Printing and postage fees	193,266
Registration fees	125,967
Professional fees	46,914
Line of credit interest expense	11,719
Other	31,945
Total expenses	21,848,276
Expense reductions	(1,674)
Total net expenses	21,846,602
Net investment loss	(1,759,617)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	311,807,332
Foreign currency translations	24,175
Net realized gain	311,831,507
Net change in unrealized appreciation (depreciation) on:
Investments	(155,838,890)
Foreign currency translations	3,723
Net change in unrealized depreciation	(155,835,167)
Net realized and unrealized gain	155,996,340
Net increase in net assets resulting from operations	$154,236,723

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MARSICO GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment loss	$(1,759,617)	$(3,483,929)
Net realized gain	311,831,507	364,722,936
Net change in unrealized appreciation (depreciation)	(155,835,167)	226,193,528
Net increase in net assets resulting from operations	154,236,723	587,432,535
Distributions to shareholders
Net investment income
Class I	—	(1)
Class R4	—	(754)
Class R5	—	(152)
Class Z	—	(6,430)
Net realized gains
Class A	(59,446,481)	(117,357,888)
Class B	(856,422)	(2,688,621)
Class C	(39,610,075)	(61,094,202)
Class I	(318)	(715)
Class R	(2,833,023)	(4,038,218)
Class R4	(3,258,966)	(4,531,753)
Class R5	(531,605)	(347,600)
Class W	(327)	(713)
Class Z	(111,607,180)	(198,141,956)
Total distributions to shareholders	(218,144,397)	(388,209,003)
Decrease in net assets from capital stock activity	(425,886,658)	(219,144,107)
Total decrease in net assets	(489,794,332)	(19,920,575)
Net assets at beginning of year	2,126,253,977	2,146,174,552
Net assets at end of year	$1,636,459,645	$2,126,253,977
Excess of distributions over net investment income	$(229,307)	$(207,096)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MARSICO GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,745,485	68,040,942	3,453,087	86,957,138
Distributions reinvested	1,922,587	46,709,309	4,104,050	97,441,772
Redemptions	(12,670,417)	(321,341,633)	(7,133,863)	(180,509,550)
Net increase (decrease)	(8,002,345)	(206,591,382)	423,274	3,889,360
Class B shares
Subscriptions	19,730	418,438	55,060	1,164,752
Distributions reinvested	23,539	494,255	69,420	1,454,522
Redemptions(a)	(297,475)	(6,394,233)	(526,550)	(11,897,152)
Net decrease	(254,206)	(5,481,540)	(402,070)	(9,277,878)
Class C shares
Subscriptions	1,286,356	27,259,461	1,880,870	40,551,362
Distributions reinvested	988,355	20,751,106	1,499,439	31,447,842
Redemptions	(2,384,191)	(51,508,491)	(2,316,415)	(52,440,802)
Net increase (decrease)	(109,480)	(3,497,924)	1,063,894	19,558,402
Class I shares
Redemptions	(40)	(1,000)	—	—
Net increase (decrease)	(40)	(1,000)	—	—
Class R shares
Subscriptions	181,188	4,444,414	186,467	4,656,438
Distributions reinvested	111,209	2,643,325	161,886	3,778,784
Redemptions	(195,809)	(4,768,450)	(300,721)	(7,516,597)
Net increase	96,588	2,319,289	47,632	918,625
Class R4 shares
Subscriptions	168,369	4,413,563	1,036,213	26,303,276
Distributions reinvested	128,632	3,255,753	183,929	4,531,923
Redemptions	(215,478)	(5,586,759)	(234,801)	(6,170,621)
Net increase	81,523	2,082,557	985,341	24,664,578
Class R5 shares
Subscriptions	154,062	3,967,730	103,194	2,714,441
Distributions reinvested	21,004	531,288	14,086	347,163
Redemptions	(88,392)	(2,261,019)	(13,340)	(333,645)
Net increase	86,674	2,237,999	103,940	2,727,959
Class W shares
Redemptions	(36)	(900)	—	—
Net increase (decrease)	(36)	(900)	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MARSICO GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	11,602,560	302,594,839	10,596,355	275,531,162
Distributions reinvested	3,862,420	96,163,976	6,750,386	163,830,515
Redemptions	(23,689,528)	(615,712,572)	(26,955,709)	(700,986,830)
Net decrease	(8,224,548)	(216,953,757)	(9,608,968)	(261,625,153)
Total net decrease	(16,325,870)	(425,886,658)	(7,386,957)	(219,144,107)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$25.65		$23.69		$22.25		$21.19		$16.75
Income from investment operations:
Net investment income (loss)	(0.02)		(0.05)		0.05		0.02		(0.01)
Net realized and unrealized gain	2.22		7.14		1.45		1.04		4.45
Total from investment operations	2.20		7.09		1.50		1.06		4.44
Less distributions to shareholders:
Net investment income	—		—		(0.06)		—		—
Net realized gains	(3.17)		(5.13)		—		—		—
Total distributions to shareholders	(3.17)		(5.13)		(0.06)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$24.68		$25.65		$23.69		$22.25		$21.19
Total return	9.11%		32.56%		6.78%		5.00%		26.51%
Ratios to average net assets(b)
Total gross expenses	1.17	%(c)	1.18	%(c)	1.36%		1.33	%(c)	1.30	%(c)
Total net expenses(d)	1.17	%(c)(e)	1.18	%(c)(e)	1.26	%(e)	1.28	%(c)(e)	1.30	%(c)(e)
Net investment income (loss)	(0.10%)		(0.20%)		0.24%		0.08%		(0.05%)
Supplemental data
Net assets, end of period (in thousands)	$431,633		$653,959		$593,794		$728,788		$1,021,724
Portfolio turnover	69%		97%		90%		65%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$22.50		$21.33		$20.13		$19.31		$15.38
Income from investment operations:
Net investment loss	(0.18)		(0.21)		(0.10)		(0.13)		(0.13)
Net realized and unrealized gain	1.92		6.35		1.30		0.95		4.06
Total from investment operations	1.74		6.14		1.20		0.82		3.93
Less distributions to shareholders:
Net realized gains	(3.02)		(4.97)		—		—		—
Total distributions to shareholders	(3.02)		(4.97)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$21.22		$22.50		$21.33		$20.13		$19.31
Total return	8.26%		31.58%		5.96%		4.25%		25.55%
Ratios to average net assets(b)
Total gross expenses	1.92	%(c)	1.92	%(c)	2.10%		2.09	%(c)	2.05	%(c)
Total net expenses(d)	1.92	%(c)(e)	1.92	%(c)(e)	2.01	%(e)	2.03	%(c)(e)	2.05	%(c)(e)
Net investment loss	(0.85%)		(0.93%)		(0.52%)		(0.68%)		(0.78%)
Supplemental data
Net assets, end of period (in thousands)	$4,641		$10,639		$18,659		$27,041		$41,675
Portfolio turnover	69%		97%		90%		65%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$22.54		$21.35		$20.15		$19.34		$15.40
Income from investment operations:
Net investment loss	(0.18)		(0.22)		(0.10)		(0.13)		(0.13)
Net realized and unrealized gain	1.93		6.38		1.30		0.94		4.07
Total from investment operations	1.75		6.16		1.20		0.81		3.94
Less distributions to shareholders:
Net realized gains	(3.02)		(4.97)		—		—		—
Total distributions to shareholders	(3.02)		(4.97)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$21.27		$22.54		$21.35		$20.15		$19.34
Total return	8.30%		31.64%		5.96%		4.19%		25.58%
Ratios to average net assets(b)
Total gross expenses	1.92	%(c)	1.93	%(c)	2.10%		2.09	%(c)	2.05	%(c)
Total net expenses(d)	1.92	%(c)(e)	1.93	%(c)(e)	2.01	%(e)	2.03	%(c)(e)	2.05	%(c)(e)
Net investment loss	(0.84%)		(0.95%)		(0.51%)		(0.67%)		(0.78%)
Supplemental data
Net assets, end of period (in thousands)	$295,583		$315,734		$276,437		$330,213		$390,384
Portfolio turnover	69%		97%		90%		65%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended February 28,
Class I	2015		2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$26.31		$24.17		$22.77	$21.55		$18.29
Income from investment operations:
Net investment income	0.09		0.07		0.15	0.13		0.01
Net realized and unrealized gain	2.29		7.31		1.47	1.09		3.29
Total from investment operations	2.38		7.38		1.62	1.22		3.30
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.22)	—		(0.04)
Net realized gains	(3.26)		(5.23)		—	—		—
Total distributions to shareholders	(3.26)		(5.24)		(0.22)	—		(0.04)
Net asset value, end of period	$25.43		$26.31		$24.17	$22.77		$21.55
Total return	9.60%		33.18%		7.20%	5.66%		18.05%
Ratios to average net assets(b)
Total gross expenses	0.73	%(c)	0.70	%(c)	0.87%	0.89	%(c)	0.88	%(c)(d)
Total net expenses(e)	0.73	%(c)	0.70	%(c)	0.87%	0.88	%(c)(f)	0.88	%(c)(d)(f)
Net investment income	0.35%		0.28%		0.65%	0.64%		0.06	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2		$4		$3	$3		$11,201
Portfolio turnover	69%		97%		90%	65%		67%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$25.20		$23.36		$21.94		$20.94		$16.60
Income from investment operations:
Net investment income (loss)	(0.08)		(0.11)		(0.00	)(a)	(0.03)		(0.05)
Net realized and unrealized gain	2.17		7.02		1.43		1.03		4.39
Total from investment operations	2.09		6.91		1.43		1.00		4.34
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—
Net realized gains	(3.12)		(5.07)		—		—		—
Total distributions to shareholders	(3.12)		(5.07)		(0.01)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$24.17		$25.20		$23.36		$21.94		$20.94
Total return	8.81%		32.24%		6.50%		4.78%		26.14%
Ratios to average net assets(b)
Total gross expenses	1.42	%(c)	1.43	%(c)	1.61%		1.58	%(c)	1.55	%(c)
Total net expenses(d)	1.42	%(c)(e)	1.43	%(c)(e)	1.51	%(e)	1.53	%(c)(e)	1.55	%(c)(e)
Net investment income (loss)	(0.34%)		(0.45%)		(0.00	%)(a)	(0.16%)		(0.27%)
Supplemental data
Net assets, end of period (in thousands)	$23,700		$22,273		$19,530		$21,166		$20,548
Portfolio turnover	69%		97%		90%		65%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$26.66		$24.44		$22.14
Income from investment operations:
Net investment income	0.04		0.02		0.08
Net realized and unrealized gain	2.32		7.38		2.32
Total from investment operations	2.36		7.40		2.40
Less distributions to shareholders:
Net investment income	—		(0.00	)(b)	(0.10)
Net realized gains	(3.22)		(5.18)		—
Total distributions to shareholders	(3.22)		(5.18)		(0.10)
Net asset value, end of period	$25.80		$26.66		$24.44
Total return	9.39%		32.88%		10.89%
Ratios to average net assets(c)
Total gross expenses	0.92	%(d)	0.93	%(d)	1.01	%(e)
Total net expenses(f)	0.92	%(d)(g)	0.93	%(d)(g)	1.00	%(e)
Net investment income	0.16%		0.07%		1.11	%(e)
Supplemental data
Net assets, end of period (in thousands)	$27,591		$26,343		$66
Portfolio turnover	69%		97%		90%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$26.66		$24.43		$22.14
Income from investment operations:
Net investment income	0.08		0.05		0.09
Net realized and unrealized gain	2.31		7.40		2.32
Total from investment operations	2.39		7.45		2.41
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.12)
Net realized gains	(3.25)		(5.21)		—
Total distributions to shareholders	(3.25)		(5.22)		(0.12)
Net asset value, end of period	$25.80		$26.66		$24.43
Total return	9.51%		33.12%		10.92%
Ratios to average net assets(b)
Total gross expenses	0.78	%(c)	0.77	%(c)	0.89	%(d)
Total net expenses(e)	0.78	%(c)	0.77	%(c)	0.89	%(d)
Net investment income	0.31%		0.18%		1.22	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,922		$2,774		$3
Portfolio turnover	69%		97%		90%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended February 28,
Class W	2015		2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$25.66		$23.69		$22.26	$21.20		$17.98
Income from investment operations:
Net investment income (loss)	(0.01)		(0.04)		0.06	0.02		0.01
Net realized and unrealized gain	2.22		7.14		1.44	1.04		3.21
Total from investment operations	2.21		7.10		1.50	1.06		3.22
Less distributions to shareholders:
Net investment income	—		—		(0.07)	—		—
Net realized gains	(3.18)		(5.13)		—	—		—
Total distributions to shareholders	(3.18)		(5.13)		(0.07)	—		—
Net asset value, end of period	$24.69		$25.66		$23.69	$22.26		$21.20
Total return	9.14%		32.63%		6.76%	5.00%		17.91%
Ratios to average net assets(b)
Total gross expenses	1.12	%(c)	1.15	%(c)	1.35%	1.29	%(c)	1.28	%(c)(d)
Total net expenses(e)	1.12	%(c)(f)	1.15	%(c)(f)	1.26%	1.26	%(c)(f)	1.28	%(c)(d)(f)
Net investment income (loss)	(0.04%)		(0.17%)		0.25%	0.11%		0.17	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$4		$3	$3		$3
Portfolio turnover	69%		97%		90%	65%		67%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA MARSICO GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$26.25		$24.13		$22.71		$21.57		$17.02
Income from investment operations:
Net investment income	0.03		0.02		0.10		0.07		0.04
Net realized and unrealized gain	2.29		7.28		1.48		1.07		4.52
Total from investment operations	2.32		7.30		1.58		1.14		4.56
Less distributions to shareholders:
Net investment income	—		(0.00	)(a)	(0.16)		—		(0.01)
Net realized gains	(3.22)		(5.18)		—		—		—
Total distributions to shareholders	(3.22)		(5.18)		(0.16)		—		(0.01)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$25.35		$26.25		$24.13		$22.71		$21.57
Total return	9.39%		32.89%		7.02%		5.29%		26.81%
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)	0.92	%(c)	1.10%		1.08	%(c)	1.05	%(c)
Total net expenses(d)	0.92	%(c)(e)	0.92	%(c)(e)	1.02	%(e)	1.03	%(c)(e)	1.05	%(c)(e)
Net investment income	0.13%		0.07%		0.43%		0.34%		0.24%
Supplemental data
Net assets, end of period (in thousands)	$848,385		$1,094,525		$1,237,679		$2,108,304		$2,063,751
Portfolio turnover	69%		97%		90%		65%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Marsico Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015
28

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net

Annual Report 2015
29

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.65% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.05% of the Fund's average daily net assets.

Annual Report 2015
30

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $3,955.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.15
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,674.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly

Annual Report 2015
31

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $163,135 for Class A, $2,528 for Class B and $9,059 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.22%	1.24%
Class B	1.97	1.99
Class C	1.97	1.99
Class I	0.83	0.84
Class R	1.47	1.49
Class R4	0.97	0.99
Class R5	0.88	0.89
Class W	1.22	1.24
Class Z	0.97	0.99

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,737,406
Accumulated net realized gain	(1,737,406)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$15,000,020	$97,664,446
Long-term capital gains	203,144,377	290,544,557
Total	$218,144,397	$388,209,003

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,338,807
Undistributed long-term capital gains	146,791,044
Net unrealized appreciation	536,855,698

At February 28, 2015, the cost of investments for federal income tax purposes was $1,089,489,970 and the

Annual Report 2015
32

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$549,218,338
Unrealized depreciation	(12,362,640)
Net unrealized appreciation	$536,855,698

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,270,177,912 and $1,901,592,879, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, three unaffiliated shareholders of record owned 54.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended February 28, 2015, the average daily loan balance outstanding on days when borrowing existed was $ 40,900,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Annual Report 2015
33

COLUMBIA MARSICO GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

COLUMBIA MARSICO GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
35

COLUMBIA MARSICO GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	79.37%
Dividends Received Deduction	72.33%
Capital Gain Dividend	$300,103,003

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
36

COLUMBIA MARSICO GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
37

COLUMBIA MARSICO GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
38

COLUMBIA MARSICO GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
39

COLUMBIA MARSICO GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
40

COLUMBIA MARSICO GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
41

COLUMBIA MARSICO GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
42

COLUMBIA MARSICO GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Marsico Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN188_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

(to be renamed Columbia Select International Equity Fund, effective May 1, 2015)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

*  Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	25
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Federal Income Tax Information	48
Trustees and Officers	49
Important Information About This Report	55

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Multi-Advisor International Equity Fund (the Fund) Class A shares returned -1.37% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.03% for the same time period.

■  The Fund's underlying investment segments produced mixed results relative to their respective benchmarks. Exposure to Japan and the Pacific/Asia region, including emerging markets, helped relative performance but was offset by overall exposure to Europe.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	06/03/92
Excluding sales charges		-1.37	6.18	3.59
Including sales charges		-7.06	4.93	2.98
Class B	06/07/93
Excluding sales charges		-2.16	5.38	2.81
Including sales charges		-7.05	5.05	2.81
Class C	06/17/92
Excluding sales charges		-2.11	5.38	2.82
Including sales charges		-3.09	5.38	2.82
Class I*	09/27/10	-0.85	6.67	3.96
Class K*	03/07/11	-1.13	6.37	3.76
Class R*	01/23/06	-1.59	5.93	3.34
Class R4*	11/08/12	-1.13	6.45	3.85
Class R5*	11/08/12	-0.91	6.53	3.89
Class W*	09/27/10	-1.30	6.20	3.62
Class Y*	03/07/11	-0.85	6.64	3.94
Class Z	12/02/91	-1.06	6.46	3.86
MSCI EAFE Index (Net)		-0.03	7.78	4.84

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Effective on or about May 1, 2015, the Fund's name will change to Columbia Select International Equity Fund.

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned -1.37% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.03% over the same time period. In a year of generally lackluster performance from markets in the developed world, the Fund's four underlying equity portfolios produced mixed results, both in terms of absolute returns and returns relative to their respective benchmarks. Exposure to Japan and the Pacific/Asia region, including emerging markets, helped the Fund's performance but was offset by overall exposure to Europe.

A Mixed Year for Stock Markets Outside of the United States

For the period ended February 28, 2015, economic growth was lackluster in England, Europe and Japan and below expectations in many emerging markets. Eurozone economies were so weak that the European Central Bank (ECB) introduced new stimulus to stoke both inflation and growth. Combined with geopolitical uncertainties, a rising U.S. dollar and lower oil prices, low growth generally weighed on equity markets outside the United States and was reflected by modest to negative equity returns in many parts of the world. However, some markets — both developed and emerging — actually benefited from the strong U.S. dollar and declining oil prices, producing solid and even stellar returns as measured by the performance of their respective MSCI indexes. For example, Greece's stock market declined by more than 50% over the 12-month period (measured in U.S. dollars), developed equity markets in Europe generally declined by mid to single digits and emerging markets such as Russia, Poland and Brazil declined in the 10-20% range. By contrast, the stock markets of India, the Philippines, Thailand and China, where economic growth slowed in line with expectations, produced double-digit gains (in U.S. dollars) for the period. With a return of more than 35%, India was a noteworthy outperformer, as was Japan, which returned just under 9%.

Mixed Performance from Fund Equity Segments

The Fund is managed through four sub-portfolios to take advantage of opportunities across different regions, investment styles and market segments. The portion of the portfolio managed by Threadneedle International Limited focuses on European equities. Of the remaining three segments, one focuses on emerging markets, a second on Japan and a third on the Pacific/Asia region, excluding Japan.

During the period, the Fund's Japan, Pacific/Asia and emerging markets segments produced positive returns, but only the Japan segment outperformed its benchmark. The Fund's European segment posted a modest negative return, but it held up better than its benchmark. However, overall negative results from Europe offset the favorable contributions from other segments.

Portfolio Management

Columbia Management Investment Advisers, LLC

Colin Moore, AIIMR

Fred Copper, CFA

Threadneedle International Limited

Daniel Ison

Effective March 13, 2015, Simon Haines, William Davies and David Dudding will replace Messrs. Moore, Copper and Ison as Portfolio Managers of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at February 28, 2015)
Bayer AG, Registered Shares (Germany)	2.7
ING Groep NV-CVA (Netherlands)	2.1
Novo Nordisk A/S, Class B (Denmark)	2.0
Novartis AG, Registered Shares (Switzerland)	2.0
ASML Holding NV (Netherlands)	1.8
Prudential PLC (United Kingdom)	1.7
BT Group PLC (United Kingdom)	1.6
Unilever PLC (United Kingdom)	1.5
UBS AG (Switzerland)	1.5
Reed Elsevier NV (Netherlands)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	96.6
Consumer Discretionary	16.8
Consumer Staples	7.1
Energy	1.8
Financials	24.9
Health Care	13.2
Industrials	15.0
Information Technology	6.8
Materials	5.7
Telecommunication Services	4.4
Utilities	0.9
Exchange-Traded Funds	1.0
Money Market Funds	1.7
Preferred Stocks	0.7
Consumer Discretionary	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Looking Ahead

Our outlook for markets going forward balances a mix of optimism with a dose of uncertainty. On the plus side, U.S. economic growth currently remains strong enough to help prop up exports for the rest of the world, and monetary policy continues to be extremely accommodative in Japan and Europe, with the prospect for further monetary easing in China. The ECB has completed its in-depth analysis of the banking sector, broadcasting a positive outcome regarding the financial soundness of the sector, which could signal the end of constrained lending practices. In addition, the ECB began buying sovereign debt early in 2014, kicking off a 19-month stimulus plan designed to reignite eurozone economies. Falling oil prices are a drag for the large energy producers of the world, but for most of the developed world, it represents a windfall in terms of lower costs.

Offsetting these positive factors, the U.S. Federal Reserve has ended its program of monthly bond buying, known as quantitative easing (QE). As a result, the world will need to adjust to the prospect of tighter monetary conditions in the United States. The end of QE, in conjunction with smaller trade and fiscal deficits, means there are fewer U.S. dollars going overseas. U.S. dollars have been a key source of funding for many countries, and the risk of default has historically risen in such an environment. At the end of the period, the possibility of Greece defaulting on its debt remained a major risk. Finally, while lower oil prices are a boon for most of the developed world, the magnitude and the speed of the selloff could easily trigger financial distress in the companies and governments that rely on those revenues.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at February 28, 2015)
Australia	5.5
Belgium	2.6
China	1.2
Denmark	3.1
Finland	0.9
France	8.7
Germany	8.8
Hong Kong	2.3
Ireland	2.0
Italy	1.3
Japan	20.9
Malta	0.0	(a)
Netherlands	6.2
Norway	0.7
Papua New Guinea	0.2
Singapore	1.9
Spain	2.8
Sweden	2.0
Switzerland	7.0
Taiwan	0.2
United Kingdom	20.0
United States(b)	1.7
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. The value of the Fund's portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.60	1,017.50	7.47	7.49	1.49
Class B	1,000.00	1,000.00	1,005.80	1,013.76	11.20	11.25	2.24
Class C	1,000.00	1,000.00	1,005.80	1,013.76	11.20	11.25	2.24
Class I	1,000.00	1,000.00	1,012.30	1,020.24	4.72	4.73	0.94
Class K	1,000.00	1,000.00	1,011.60	1,018.65	6.32	6.34	1.26
Class R	1,000.00	1,000.00	1,008.90	1,016.26	8.71	8.75	1.74
Class R4	1,000.00	1,000.00	1,010.80	1,018.75	6.22	6.24	1.24
Class R5	1,000.00	1,000.00	1,012.20	1,019.95	5.02	5.04	1.00
Class W	1,000.00	1,000.00	1,010.30	1,017.50	7.47	7.49	1.49
Class Y	1,000.00	1,000.00	1,012.30	1,020.14	4.82	4.84	0.96
Class Z	1,000.00	1,000.00	1,010.90	1,018.75	6.22	6.24	1.24

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.1%

Issuer	Shares	Value ($)
AUSTRALIA 5.5%
Amcor Ltd.	111,243	1,185,937
AMP Ltd.	102,298	534,610
Australia and New Zealand Banking Group Ltd.	139,637	3,852,267
BHP Billiton Ltd.	126,997	3,335,314
BlueScope Steel Ltd.	168,000	631,378
carsales.com Ltd.	101,000	790,003
Commonwealth Bank of Australia	61,745	4,429,482
Computershare Ltd.	91,000	893,189
Crown Resorts Ltd.	36,491	435,816
CSL Ltd.	13,746	989,795
Dick Smith Holdings Ltd.	871,000	1,475,499
Lend Lease Group	56,068	758,739
Macquarie Group Ltd.	41,205	2,341,919
National Australia Bank Ltd.	41,902	1,239,765
QBE Insurance Group Ltd.	295,379	2,991,557
Scentre Group	386,343	1,163,866
Slater & Gordon Ltd.	223,170	1,304,738
Suncorp Group Ltd.	63,000	687,799
Treasury Wine Estates Ltd.	196,255	830,905
Wesfarmers Ltd.	19,860	679,654
Westfield Corp.	117,756	901,803
Westpac Banking Corp.	174,059	5,177,438
Woolworths Ltd.	49,508	1,184,835
Total		37,816,308
BELGIUM 2.6%
Anheuser-Busch InBev NV	74,778	9,514,454
KBC Groep NV(a)	74,317	4,509,176
UCB SA	54,112	4,138,869
Total		18,162,499
CHINA 1.3%
Baidu, Inc., ADR(a)	5,777	1,177,064
Beijing Urban Construction Design & Development Group Co., Ltd. Class H(a)	2,460,000	1,360,058
Bitauto Holdings Ltd., ADR(a)	13,000	824,850
China Gas Holdings Ltd.	1,138,000	1,768,335
China Milk Products Group Ltd.(a)(b)(c)	7,426,000	5
Industrial & Commercial Bank of China Ltd., Class H	1,400,000	1,023,038

Common Stocks (continued)

Issuer	Shares	Value ($)
Ping An Insurance Group Co. of China Ltd., Class H	100,000	1,111,481
Sinotrans Ltd., Class H	1,543,000	1,020,903
Total		8,285,734
DENMARK 3.1%
Novo Nordisk A/S, Class B	281,091	13,476,215
Pandora A/S	88,463	8,072,362
Total		21,548,577
FINLAND 0.9%
KONE OYJ, Class B	68,340	3,149,277
Nokia OYJ	408,839	3,287,219
Total		6,436,496
FRANCE 8.8%
Airbus Group NV	87,839	5,438,731
Essilor International SA	35,624	4,163,904
Groupe Eurotunnel SE	500,201	6,840,145
Iliad SA	27,542	7,151,985
L'Oreal SA	49,336	8,957,735
Legrand SA	144,092	7,965,561
Publicis Groupe SA	101,911	8,310,351
Schneider Electric SE	91,115	7,339,243
Vivendi SA	181,555	4,432,135
Total		60,599,790
GERMANY 8.1%
Bayer AG, Registered Shares	123,833	18,298,873
Bayerische Motoren Werke AG	60,054	7,593,988
Brenntag AG	119,903	7,010,773
Continental AG	36,903	8,808,502
Deutsche Post AG	149,253	5,082,467
ProSiebenSat.1 Media AG, Registered Shares	116,270	5,711,265
TUI AG	205,981	3,729,540
Total		56,235,408
HONG KONG 2.3%
AIA Group Ltd.	677,000	3,981,429
BOC Hong Kong Holdings Ltd.	438,000	1,543,987
Cheung Kong Holdings Ltd.	196,000	3,879,589
Global Brands Group Holding Ltd.(a)	7,800,000	1,337,729
Hong Kong Exchanges and Clearing Ltd.	38,000	877,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Hutchison Whampoa Ltd.	108,000	1,478,842
Sands China Ltd.	168,400	767,447
Wharf Holdings Ltd. (The)	241,000	1,756,959
Wynn Macau Ltd.	198,000	518,577
Total		16,142,153
IRELAND 2.0%
Bank of Ireland(a)	11,833,066	4,502,210
CRH PLC	325,107	9,185,076
Total		13,687,286
ITALY 1.3%
Intesa Sanpaolo SpA	2,773,944	9,262,880
JAPAN 19.9%
Alps Electric Co., Ltd.	180,700	4,065,141
Aozora Bank Ltd.	954,000	3,439,065
Astellas Pharma, Inc.	411,700	6,549,265
Central Japan Railway Co.	33,500	6,233,307
Chugoku Marine Paints Ltd.	172,000	1,470,211
COMSYS Holdings Corp.	258,900	3,132,843
CYBERDYNE, Inc.(a)	28,200	699,414
Daiichikosho Co., Ltd.	148,900	4,692,290
Daikin Industries Ltd.	45,900	2,994,151
Fuji Heavy Industries Ltd.	172,300	5,873,982
Hoshizaki Electric Co., Ltd.	63,700	3,773,494
Hoya Corp.	123,700	4,994,060
Invincible Investment Corp.	4,276	1,911,371
KDDI Corp.	103,200	7,162,227
Kenedix Retail REIT Corp.(a)	137	313,339
Keyence Corp.	9,500	4,858,316
M3, Inc.	171,000	3,798,447
Mitsubishi UFJ Financial Group, Inc.	596,400	3,884,326
Mitsui Fudosan Co., Ltd.	50,000	1,373,980
Nakanishi, Inc.	81,200	3,120,807
Nidec Corp.	50,200	3,390,380
Nihon M&A Center, Inc.	111,000	3,661,033
Nishi-Nippon City Bank Ltd. (The)	621,000	1,990,526
Omron Corp.	100,100	4,427,254
ORIX Corp.	403,480	5,737,193
PeptiDream, Inc.(a)	13,500	1,106,216
Raito Kogyo Co., Ltd.	203,300	1,732,026

Common Stocks (continued)

Issuer	Shares	Value ($)
San-A Co., Ltd.	126,700	4,420,355
Seiko Epson Corp.	47,200	1,737,197
Shinmaywa Industries Ltd.	344,000	3,735,001
SoftBank Corp.	19,600	1,210,508
Sumitomo Mitsui Financial Group, Inc.	86,400	3,442,485
Sysmex Corp.	38,400	2,064,250
Tanseisha Co., Ltd.	243,000	1,633,581
Temp Holdings Co., Ltd.	68,800	2,312,578
Tokai Tokyo Financial Holdings, Inc.	496,000	3,643,723
Tokyo Gas Co., Ltd.	690,000	4,203,873
Toyo Tire & Rubber Co., Ltd.	199,900	4,525,103
Toyota Motor Corp.	120,600	8,151,863
Total		137,465,181
MALTA —%
BGP Holdings PLC(a)(b)(c)	2,232,232	3
NETHERLANDS 6.2%
Akzo Nobel NV	91,847	6,824,685
ASML Holding NV	111,924	12,100,264
ING Groep NV-CVA(a)	938,880	14,031,481
Reed Elsevier NV	393,957	9,787,040
Total		42,743,470
NORWAY 0.8%
DNB ASA	318,329	5,182,259
PAPUA NEW GUINEA 0.2%
Oil Search Ltd.	184,317	1,171,304
SINGAPORE 1.9%
CapitaLand Ltd.	252,000	663,458
DBS Group Holdings Ltd.	168,000	2,408,921
Frasers Centrepoint Ltd.	1,002,000	1,321,238
Global Logistic Properties Ltd.	1,263,000	2,398,601
Great Eastern Holdings Ltd.	76,000	1,393,441
Keppel DC REIT(a)	1,000,000	763,107
Oversea-Chinese Banking Corp., Ltd.	288,000	2,212,077
United Overseas Bank Ltd.	68,000	1,150,150
UOL Group Ltd.	132,000	759,423
Total		13,070,416
SPAIN 2.9%
Amadeus IT Holding SA, Class A	156,738	6,463,405

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Ferrovial SA	325,136	6,891,196
Inditex SA	203,854	6,406,830
Total		19,761,431
SWEDEN 2.0%
Nordea Bank AB	488,169	6,587,383
Svenska Handelsbanken AB, Class A	147,267	7,418,992
Total		14,006,375
SWITZERLAND 7.0%
Cie Financiere Richemont SA, Class A, Registered Shares	51,290	4,519,180
Nestlé SA, Registered Shares	114,233	8,914,811
Novartis AG, Registered Shares	131,536	13,445,411
Roche Holding AG, Genusschein Shares	31,206	8,471,299
Sika AG	854	3,017,016
UBS AG	577,803	10,151,781
Total		48,519,498
TAIWAN 0.2%
Largan Precision Co., Ltd.	10,000	850,078
Radiant Opto-Electronics Corp.	238,000	780,689
Total		1,630,767
UNITED KINGDOM 20.1%
Ashtead Group PLC	445,163	8,178,456
AstraZeneca PLC	79,585	5,491,557
BG Group PLC	391,758	5,794,136
British American Tobacco PLC	81,410	4,753,403
BT Group PLC	1,505,607	10,592,439
Burberry Group PLC	171,885	4,967,629
IMI PLC	187,397	3,995,413
InterContinental Hotels Group PLC	155,822	6,374,997
Johnson Matthey PLC	114,395	6,020,594
Legal & General Group PLC	2,078,347	8,968,198
London Stock Exchange Group PLC	112,537	4,308,760
Pearson PLC	252,493	5,535,323
Persimmon PLC	291,314	7,933,508

Common Stocks (continued)

Issuer	Shares	Value ($)
Prudential PLC	459,883	11,569,299
Rio Tinto PLC	156,497	7,712,128
Royal Dutch Shell PLC, Class A	168,768	5,518,504
Schroders PLC	61,749	2,931,436
Smith & Nephew PLC	330,525	6,051,936
St. James's Place PLC	419,511	6,139,839
Unilever PLC	232,519	10,288,213
Wolseley PLC	91,815	5,628,839
Total		138,754,607
Total Common Stocks (Cost: $555,004,143)		670,482,442
Preferred Stocks 0.7%
GERMANY 0.7%
Volkswagen AG	18,359	4,632,816
Total Preferred Stocks (Cost: $4,623,050)		4,632,816
Exchange-Traded Funds 1.0%
JAPAN 1.0%
	Shares	Value ($)
WisdomTree Japan Hedged Equity Fund	133,570	7,195,416
Total Exchange-Traded Funds (Cost: $6,875,988)		7,195,416
Money Market Funds 1.7%
Columbia Short-Term Cash Fund, 0.118%(d)(e)	11,700,610	11,700,610
Total Money Market Funds (Cost: $11,700,610)		11,700,610
Total Investments (Cost: $578,203,791)		694,011,284
Other Assets & Liabilities, Net		(3,336,259)
Net Assets		690,675,025

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 28, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	3/31/2015	4,288,000 CAD	3,447,297 USD	18,631	—
Barclays Capital	3/31/2015	47,201,000 DKK	7,196,751 USD	110,050	—
Barclays Capital	3/31/2015	13,840,000 EUR	15,668,040 USD	174,706	—
Barclays Capital	3/31/2015	7,809,000 GBP	11,868,783 USD	—	(184,438)
Barclays Capital	3/31/2015	10,433,000 NOK	1,380,962 USD	21,200	—
Barclays Capital	3/31/2015	8,177,868 USD	10,574,000 AUD	69,262	—
Barclays Capital	3/31/2015	15,131,043 USD	13,942,000 CHF	—	(487,899)
Barclays Capital	3/31/2015	3,761,358 USD	14,708,000 ILS	—	(68,821)
Barclays Capital	3/31/2015	8,163,867 USD	981,438,000 JPY	43,844	—
Barclays Capital	3/31/2015	2,068,427 USD	2,751,000 NZD	5,932	—
Barclays Capital	3/31/2015	11,032,382 USD	91,487,000 SEK	—	(55,280)
Total				443,625	(796,438)

Futures Contracts Outstanding at February 28, 2015

At February 28, 2015, cash totaling $158,400 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EMINI MSCI EAFE INDEX	48	USD	4,500,720	03/2015	320,772	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2015 was $8, which represents less than 0.01% of net assets. Information concerning such security holdings at February 28, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/2009 - 05/14/2009	—
China Milk Products Group Ltd.	09/11/2006 - 07/02/2009	4,479,619

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2015, the value of these securities amounted to $8, which represents less than 0.01% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments (continued)

(d)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,324,034	300,848,350	(301,471,774)	11,700,610	14,543	11,700,610

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	116,833,557	—	116,833,557
Consumer Staples	—	49,544,364	5	49,544,369
Energy	—	12,483,945	—	12,483,945
Financials	—	172,623,442	3	172,623,445
Health Care	—	91,866,258	—	91,866,258
Industrials	—	103,978,298	—	103,978,298
Information Technology	2,001,913	45,246,816	—	47,248,729
Materials	—	39,382,339	—	39,382,339
Telecommunication Services	—	30,549,294	—	30,549,294
Utilities	—	5,972,208	—	5,972,208
Preferred Stocks
Consumer Discretionary	—	4,632,816	—	4,632,816
Exchange-Traded Funds	7,195,416	—	—	7,195,416
Total Equity Securities	9,197,329	673,113,337	8	682,310,674
Mutual Funds
Money Market Funds	11,700,610	—	—	11,700,610
Total Mutual Funds	11,700,610	—	—	11,700,610
Investments in Securities	20,897,939	673,113,337	8	694,011,284
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	443,625	—	443,625
Futures Contracts	320,772	—	—	320,772
Liabilities
Forward Foreign Currency Exchange Contracts	—	(796,438)	—	(796,438)
Total	21,218,711	672,760,524	8	693,979,243

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $566,503,181)	$682,310,674
Affiliated issuers (identified cost $11,700,610)	11,700,610
Total investments (identified cost $578,203,791)	694,011,284
Foreign currency (identified cost $6,134)	6,042
Margin deposits	158,400
Unrealized appreciation on forward foreign currency exchange contracts	443,625
Receivable for:
Investments sold	182,029
Capital shares sold	258,784
Dividends	934,246
Reclaims	1,347,238
Prepaid expenses	1,990
Trustees' deferred compensation plan	97,130
Total assets	697,440,768
Liabilities
Disbursements in excess of cash	79,432
Unrealized depreciation on forward foreign currency exchange contracts	796,438
Payable for:
Investments purchased	4,450,927
Capital shares purchased	909,937
Variation margin	3,600
Investment management fees	14,693
Distribution and/or service fees	3,674
Transfer agent fees	112,313
Administration fees	1,486
Plan administration fees	20
Compensation of board members	172,660
Other expenses	122,648
Trustees' deferred compensation plan	97,130
Other liabilities	785
Total liabilities	6,765,743
Net assets applicable to outstanding capital stock	$690,675,025

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Represented by
Paid-in capital	$1,368,261,562
Excess of distributions over net investment income	(3,529,736)
Accumulated net realized loss	(789,699,971)
Unrealized appreciation (depreciation) on:
Investments	115,807,493
Foreign currency translations	(132,282)
Forward foreign currency exchange contracts	(352,813)
Futures contracts	320,772
Total — representing net assets applicable to outstanding capital stock	$690,675,025
Class A
Net assets	$274,992,591
Shares outstanding	20,082,130
Net asset value per share	$13.69
Maximum offering price per share(a)	$14.53
Class B
Net assets	$2,296,002
Shares outstanding	187,678
Net asset value per share	$12.23
Class C
Net assets	$11,042,321
Shares outstanding	913,773
Net asset value per share	$12.08
Class I
Net assets	$2,756
Shares outstanding	196
Net asset value per share(b)	$14.03
Class K
Net assets	$102,799
Shares outstanding	7,372
Net asset value per share(b)	$13.95
Class R
Net assets	$1,563,445
Shares outstanding	114,766
Net asset value per share	$13.62
Class R4
Net assets	$2,522
Shares outstanding	180
Net asset value per share(b)	$14.04

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class R5
Net assets	$59,467
Shares outstanding	4,222
Net asset value per share(b)	$14.08
Class W
Net assets	$205,714,784
Shares outstanding	15,019,158
Net asset value per share	$13.70
Class Y
Net assets	$15,568,394
Shares outstanding	1,108,509
Net asset value per share	$14.04
Class Z
Net assets	$179,329,944
Shares outstanding	12,848,118
Net asset value per share	$13.96

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$16,321,735
Dividends — affiliated issuers	14,543
Interest	7,885
Foreign taxes withheld	(1,410,634)
Total income	14,933,529
Expenses:
Investment management fees	4,803,237
Distribution and/or service fees
Class A	714,511
Class B	31,351
Class C	112,490
Class R	7,400
Class W	248,567
Transfer agent fees
Class A	808,530
Class B	8,833
Class C	31,816
Class K	50
Class R	4,184
Class R4	10
Class R5	19
Class W	287,186
Class Z	560,312
Administration fees	485,890
Plan administration fees
Class K	251
Compensation of board members	30,963
Custodian fees	131,925
Printing and postage fees	147,823
Registration fees	123,641
Professional fees	114,946
Other	19,962
Total expenses	8,673,897
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(69,562)
Expense reductions	(20,202)
Total net expenses	8,584,133
Net investment income	6,349,396
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	57,198,995
Foreign currency translations	(596,216)
Forward foreign currency exchange contracts	(2,597,131)
Futures contracts	182,154
Net realized gain	54,187,802
Net change in unrealized appreciation (depreciation) on:
Investments	(64,665,935)
Foreign currency translations	(158,556)
Forward foreign currency exchange contracts	(1,446,309)
Futures contracts	(271,742)
Net change in unrealized depreciation	(66,542,542)
Net realized and unrealized loss	(12,354,740)
Net decrease in net assets from operations	$(6,005,344)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$6,349,396	$11,257,721
Net realized gain	54,187,802	125,104,946
Net change in unrealized depreciation	(66,542,542)	(13,137,027)
Net increase (decrease) in net assets resulting from operations	(6,005,344)	123,225,640
Decrease in net assets from capital stock activity	(58,818,743)	(313,880,792)
Proceeds from regulatory settlements (Note 6)	633,636	—
Total decrease in net assets	(64,190,451)	(190,655,152)
Net assets at beginning of year	754,865,476	945,520,628
Net assets at end of year	$690,675,025	$754,865,476
Excess of distributions over net investment income	$(3,529,736)	$(11,596,514)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	586,691	7,782,084	646,077	8,234,862
Redemptions	(3,327,729)	(44,322,491)	(3,875,355)	(49,195,352)
Net decrease	(2,741,038)	(36,540,407)	(3,229,278)	(40,960,490)
Class B shares
Subscriptions	2,838	34,474	6,253	75,199
Redemptions(a)	(156,096)	(1,846,235)	(267,444)	(3,061,752)
Net decrease	(153,258)	(1,811,761)	(261,191)	(2,986,553)
Class C shares
Subscriptions	65,342	760,338	57,315	653,865
Redemptions	(169,333)	(2,010,481)	(211,168)	(2,392,940)
Net decrease	(103,991)	(1,250,143)	(153,853)	(1,739,075)
Class I shares
Subscriptions	—	—	614,977	7,738,494
Redemptions	(1,134)	(15,898)	(2,598,019)	(32,648,086)
Net decrease	(1,134)	(15,898)	(1,983,042)	(24,909,592)
Class K shares
Redemptions	(507)	(7,101)	(2,116)	(27,822)
Net decrease	(507)	(7,101)	(2,116)	(27,822)
Class R shares
Subscriptions	40,197	528,291	24,953	317,832
Redemptions	(43,395)	(585,626)	(46,260)	(610,494)
Net decrease	(3,198)	(57,335)	(21,307)	(292,662)
Class R4 shares
Subscriptions	—	—	250	3,400
Redemptions	(285)	(4,033)	—	—
Net increase (decrease)	(285)	(4,033)	250	3,400
Class R5 shares
Subscriptions	6,031	81,262	793	10,824
Redemptions	(2,817)	(37,545)	—	—
Net increase	3,214	43,717	793	10,824
Class W shares
Subscriptions	11,495,335	150,023,731	8,591,377	109,329,950
Redemptions	(8,468,053)	(115,361,849)	(19,068,106)	(248,569,885)
Net increase (decrease)	3,027,282	34,661,882	(10,476,729)	(139,239,935)
Class Y shares
Redemptions	(21)	(300)	(119,142)	(1,500,000)
Net decrease	(21)	(300)	(119,142)	(1,500,000)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	145,230	1,972,107	375,335	4,867,671
Redemptions	(4,106,022)	(55,809,471)	(8,328,636)	(107,106,558)
Net decrease	(3,960,792)	(53,837,364)	(7,953,301)	(102,238,887)
Total net decrease	(3,933,728)	(58,818,743)	(24,198,916)	(313,880,792)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.88		$12.02		$11.68		$12.46		$10.68
Income from investment operations:
Net investment income	0.12		0.15		0.17		0.14		0.14
Net realized and unrealized gain (loss)	(0.32)		1.71		0.56		(0.94)		1.85
Total from investment operations	(0.20)		1.86		0.73		(0.80)		1.99
Less distributions to shareholders:
Net investment income	—		—		(0.39)		—		(0.21)
Total distributions to shareholders	—		—		(0.39)		—		(0.21)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(a)
Net asset value, end of period	$13.69		$13.88		$12.02		$11.68		$12.46
Total return	(1.37	%)(b)	15.47%		6.41%		(6.26	%)(c)	18.80%
Ratios to average net assets(d)
Total gross expenses	1.49%		1.42	%(e)	1.39	%(e)	1.36%		1.33	%(e)
Total net expenses(f)	1.47	%(g)	1.42	%(e)(g)	1.38	%(e)(g)	1.32	%(g)	1.33	%(e)(g)
Net investment income	0.94%		1.20%		1.46%		1.20%		1.27%
Supplemental data
Net assets, end of period (in thousands)	$274,993		$316,823		$313,239		$356,708		$24,668
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.50		$10.90		$10.55		$11.34		$9.75
Income from investment operations:
Net investment income	0.04		0.06		0.09		0.06		0.07
Net realized and unrealized gain (loss)	(0.32)		1.54		0.49		(0.87)		1.66
Total from investment operations	(0.28)		1.60		0.58		(0.81)		1.73
Less distributions to shareholders:
Net investment income	—		—		(0.23)		—		(0.14)
Total distributions to shareholders	—		—		(0.23)		—		(0.14)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(a)
Net asset value, end of period	$12.23		$12.50		$10.90		$10.55		$11.34
Total return	(2.16	%)(b)	14.68%		5.59%		(6.97	%)(c)	17.88%
Ratios to average net assets(d)
Total gross expenses	2.24%		2.17	%(e)	2.13	%(e)	2.11%		2.08	%(e)
Total net expenses(f)	2.22	%(g)	2.17	%(e)(g)	2.12	%(e)(g)	2.06	%(g)	2.08	%(e)(g)
Net investment income	0.33%		0.52%		0.91%		0.62%		0.70%
Supplemental data
Net assets, end of period (in thousands)	$2,296		$4,260		$6,566		$11,838		$784
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.20%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.34		$10.77		$10.42		$11.20		$9.63
Income from investment operations:
Net investment income	0.02		0.05		0.07		0.05		0.07
Net realized and unrealized gain (loss)	(0.29)		1.52		0.51		(0.85)		1.64
Total from investment operations	(0.27)		1.57		0.58		(0.80)		1.71
Less distributions to shareholders:
Net investment income	—		—		(0.23)		—		(0.14)
Total distributions to shareholders	—		—		(0.23)		—		(0.14)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(a)
Net asset value, end of period	$12.08		$12.34		$10.77		$10.42		$11.20
Total return	(2.11	%)(b)	14.58%		5.64%		(6.96	%)(c)	17.89%
Ratios to average net assets(d)
Total gross expenses	2.24%		2.17	%(e)	2.14	%(e)	2.10%		2.08	%(e)
Total net expenses(f)	2.22	%(g)	2.17	%(e)(g)	2.13	%(e)(g)	2.07	%(g)	2.08	%(e)(g)
Net investment income	0.19%		0.45%		0.72%		0.48%		0.72%
Supplemental data
Net assets, end of period (in thousands)	$11,042		$12,562		$12,619		$15,058		$1,272
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class I	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$14.15		$12.20		$11.89		$12.62		$11.64
Income from investment operations:
Net investment income	0.27		0.30		0.22		0.22		0.02
Net realized and unrealized gain (loss)	(0.40)		1.65		0.58		(0.97)		1.21
Total from investment operations	(0.13)		1.95		0.80		(0.75)		1.23
Less distributions to shareholders:
Net investment income	—		—		(0.49)		—		(0.25)
Total distributions to shareholders	—		—		(0.49)		—		(0.25)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(b)
Net asset value, end of period	$14.03		$14.15		$12.20		$11.89		$12.62
Total return	(0.85	%)(c)	15.98%		6.96%		(5.78	%)(d)	10.69%
Ratios to average net assets(e)
Total gross expenses	0.95%		0.93	%(f)	0.93	%(f)	0.84%		0.95	%(f)(g)
Total net expenses(h)	0.95%		0.93	%(f)	0.93	%(f)	0.84%		0.95	%(f)(g)(i)
Net investment income	1.98%		2.38%		1.90%		1.87%		0.32	%(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$19		$24,204		$78,467		$47,056
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,
Class K	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$14.11		$12.20		$11.85		$12.54
Income from investment operations:
Net investment income	0.15		0.17		0.18		0.15
Net realized and unrealized gain (loss)	(0.32)		1.74		0.58		(0.86)
Total from investment operations	(0.17)		1.91		0.76		(0.71)
Less distributions to shareholders:
Net investment income	—		—		(0.41)		—
Total distributions to shareholders	—		—		(0.41)		—
Proceeds from regulatory settlements	0.01		—		—		0.02
Net asset value, end of period	$13.95		$14.11		$12.20		$11.85
Total return	(1.13	%)(b)	15.66%		6.64%		(5.50	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.25%		1.24	%(e)	1.24	%(e)	1.21	%(f)
Total net expenses(g)	1.25%		1.24	%(e)	1.24	%(e)	1.21	%(f)
Net investment income	1.12%		1.32%		1.61%		1.33	%(f)
Supplemental data
Net assets, end of period (in thousands)	$103		$111		$122		$135
Portfolio turnover	96%		125%		100%		112%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.84		$12.01		$11.64		$12.45		$10.68
Income from investment operations:
Net investment income	0.10		0.11		0.14		0.11		0.13
Net realized and unrealized gain (loss)	(0.33)		1.72		0.57		(0.94)		1.83
Total from investment operations	(0.23)		1.83		0.71		(0.83)		1.96
Less distributions to shareholders:
Net investment income	—		—		(0.34)		—		(0.19)
Total distributions to shareholders	—		—		(0.34)		—		(0.19)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(a)
Net asset value, end of period	$13.62		$13.84		$12.01		$11.64		$12.45
Total return	(1.59	%)(b)	15.24%		6.20%		(6.51	%)(c)	18.47%
Ratios to average net assets(d)
Total gross expenses	1.74%		1.67	%(e)	1.64	%(e)	1.62%		1.58	%(e)
Total net expenses(f)	1.72	%(g)	1.67	%(e)(g)	1.63	%(e)(g)	1.57	%(g)	1.58	%(e)(g)
Net investment income	0.72%		0.87%		1.22%		0.98%		1.13%
Supplemental data
Net assets, end of period (in thousands)	$1,563		$1,632		$1,673		$1,899		$287
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.20		$12.27		$11.62
Income from investment operations:
Net investment income	0.24		0.18		0.02
Net realized and unrealized gain (loss)	(0.41)		1.75		0.92
Total from investment operations	(0.17)		1.93		0.94
Less distributions to shareholders:
Net investment income	—		—		(0.29)
Total distributions to shareholders	—		—		(0.29)
Proceeds from regulatory settlements	0.01		—		—
Net asset value, end of period	$14.04		$14.20		$12.27
Total return	(1.13	%)(b)	15.73%		8.17%
Ratios to average net assets(c)
Total gross expenses	1.25%		1.19	%(d)	1.25	%(e)
Total net expenses(f)	1.21	%(g)	1.19	%(d)(h)	1.25	%(e)
Net investment income	1.77%		1.35%		0.55	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$7		$3
Portfolio turnover	96%		125%		100%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.21		$12.26		$11.62
Income from investment operations:
Net investment income	0.12		0.32		0.03
Net realized and unrealized gain (loss)	(0.26)		1.63		0.92
Total from investment operations	(0.14)		1.95		0.95
Less distributions to shareholders:
Net investment income	—		—		(0.31)
Total distributions to shareholders	—		—		(0.31)
Proceeds from regulatory settlements	0.01		—		—
Net asset value, end of period	$14.08		$14.21		$12.26
Total return	(0.91	%)(b)	15.91%		8.20%
Ratios to average net assets(c)
Total gross expenses	1.01%		1.04	%(d)	1.05	%(e)
Total net expenses(f)	1.01%		1.04	%(d)	1.05	%(e)
Net investment income	0.86%		2.45%		0.75	%(e)
Supplemental data
Net assets, end of period (in thousands)	$59		$14		$3
Portfolio turnover	96%		125%		100%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$13.88		$12.02		$11.68		$12.46		$11.48
Income from investment operations:
Net investment income	0.13		0.13		0.16		0.12		0.02
Net realized and unrealized gain (loss)	(0.32)		1.73		0.57		(0.92)		1.17
Total from investment operations	(0.19)		1.86		0.73		(0.80)		1.19
Less distributions to shareholders:
Net investment income	—		—		(0.39)		—		(0.21)
Total distributions to shareholders	—		—		(0.39)		—		(0.21)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(b)
Net asset value, end of period	$13.70		$13.88		$12.02		$11.68		$12.46
Total return	(1.30	%)(c)	15.47%		6.40%		(6.26	%)(d)	10.52%
Ratios to average net assets(e)
Total gross expenses	1.48%		1.41	%(f)	1.40	%(f)	1.38%		1.30	%(f)(g)
Total net expenses(h)	1.47	%(i)	1.41	%(f)(i)	1.39	%(f)(i)	1.33	%(i)	1.30	%(f)(g)(i)
Net investment income	0.98%		1.05%		1.42%		1.06%		0.33	%(g)
Supplemental data
Net assets, end of period (in thousands)	$205,715		$166,486		$270,144		$232,777		$3
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,
Class Y	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$14.16		$12.21		$11.89		$12.55
Income from investment operations:
Net investment income	0.19		0.22		0.21		0.18
Net realized and unrealized gain (loss)	(0.32)		1.73		0.59		(0.86)
Total from investment operations	(0.13)		1.95		0.80		(0.68)
Less distributions to shareholders:
Net investment income	—		—		(0.48)		—
Total distributions to shareholders	—		—		(0.48)		—
Proceeds from regulatory settlements	0.01		—		—		0.02
Net asset value, end of period	$14.04		$14.16		$12.21		$11.89
Total return	(0.85	%)(b)	15.97%		6.98%		(5.26	%)(c)
Ratios to average net assets(d)
Total gross expenses	0.96%		0.94	%(e)	0.95	%(e)	0.88	%(f)
Total net expenses(g)	0.96%		0.94	%(e)	0.95	%(e)	0.88	%(f)
Net investment income	1.41%		1.67%		1.79%		1.64	%(f)
Supplemental data
Net assets, end of period (in thousands)	$15,568		$15,701		$14,990		$12,780
Portfolio turnover	96%		125%		100%		112%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.11		$12.19		$11.86		$12.62		$10.81
Income from investment operations:
Net investment income	0.17		0.19		0.23		0.18		0.18
Net realized and unrealized gain (loss)	(0.33)		1.73		0.54		(0.96)		1.87
Total from investment operations	(0.16)		1.92		0.77		(0.78)		2.05
Less distributions to shareholders:
Net investment income	—		—		(0.44)		—		(0.24)
Total distributions to shareholders	—		—		(0.44)		—		(0.24)
Proceeds from regulatory settlements	0.01		—		—		0.02		0.00	(a)
Net asset value, end of period	$13.96		$14.11		$12.19		$11.86		$12.62
Total return	(1.06	%)(b)	15.75%		6.72%		(6.02	%)(c)	19.08%
Ratios to average net assets(d)
Total gross expenses	1.24%		1.17	%(e)	1.13	%(e)	1.11%		1.08	%(e)
Total net expenses(f)	1.22	%(g)	1.17	%(e)(g)	1.12	%(e)(g)	1.08	%(g)	1.08	%(e)(g)
Net investment income	1.23%		1.50%		2.00%		1.53%		1.58%
Supplemental data
Net assets, end of period (in thousands)	$179,330		$237,249		$301,958		$1,093,867		$1,177,541
Portfolio turnover	96%		125%		100%		112%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Multi-Advisor International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

On January 28, 2015, the Board of Trustees (the Board) voted to change the Fund's name from Columbia Multi-Advisor International Equity Fund to Columbia Select International Equity Fund effective on or about May 1, 2015.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2015:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	443,625	—	443,625	443,625	—	—	—

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	796,438	—	796,438	443,625	—	—	352,813

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	320,772	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	443,625
Total		764,397
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	796,438

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	182,154	182,154
Foreign exchange risk	(2,597,131)	—	(2,597,131)
Total	(2,597,131)	182,154	(2,414,977)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	(271,742)	(271,742)
Foreign exchange risk	(1,446,309)	—	(1,446,309)
Total	(1,446,309)	(271,742)	(1,718,051)

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	7,374,531
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	366,224	(656,922)

*Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.78% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $2,036.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class K	0.05
Class R	0.28
Class R4	0.28
Class R5	0.05
Class W	0.29
Class Z	0.28

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $20,202.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $76,145 for Class A, $742 for Class B and $249 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.49%	1.44%
Class B	2.24	2.19
Class C	2.24	2.19
Class I	1.05	1.01
Class K	1.35	1.31
Class R	1.74	1.69
Class R4	1.24	1.19
Class R5	1.10	1.06
Class W	1.49	1.44
Class Y	1.05	1.01
Class Z	1.24	1.19

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, passive foreign investment company (PFIC) holdings, late-year ordinary losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,717,382
Accumulated net realized loss	(476,222)
Paid-in capital	(1,241,160)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended February 28, 2015 and 2014, there were no distributions.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(782,662,697)
Net unrealized appreciation	107,226,147

At February 28, 2015, the cost of investments for federal income tax purposes was $586,785,137 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$120,989,413
Unrealized depreciation	(13,763,266)
Net unrealized appreciation	$107,226,147

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	229,141,617
2018	553,521,080
Total	782,662,697

For the year ended February 28, 2015, $52,117,601 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred as arising on the first day of the following taxable year. As of February 28, 2015, the Fund will elect to treat late-year ordinary losses of $1,859,015 as arising on March 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $580,623,052 and $621,638,728, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended February 28, 2015, the Fund received $633,636 as a result of a regulatory settlement proceeding brought by the Securities and Exchange

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2015, one unaffiliated shareholders of record owned 19.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 10. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Multi-Advisor International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Equity Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Foreign Taxes Paid	$1,278,869
Foreign Taxes Paid Per Share	$0.03

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Multi-Advisor International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN201_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA OVERSEAS VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

*  Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA OVERSEAS VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Annual Report 2015

COLUMBIA OVERSEAS VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Overseas Value Fund (the Fund) Class A shares returned -2.92% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -1.58% for the same period.

■  The Fund's tilt toward growth at the beginning of the period generally accounted for its shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	Life
Class A*	02/28/13
Excluding sales charges		-2.92	6.77	0.57
Including sales charges		-8.49	5.50	-0.29
Class B*	02/28/13
Excluding sales charges		-3.60	5.98	-0.19
Including sales charges		-8.30	5.66	-0.19
Class C*	02/28/13
Excluding sales charges		-3.60	5.98	-0.19
Including sales charges		-4.54	5.98	-0.19
Class I*	03/31/11	-2.43	7.35	1.12
Class K*	02/28/13	-2.73	6.81	0.57
Class W*	03/31/11	-2.93	7.01	0.86
Class Z	03/31/08	-2.56	7.24	1.04
MSCI EAFE Value Index (Net)		-1.58	6.93	1.29

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA OVERSEAS VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2008 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA OVERSEAS VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At February 28, 2015, approximately 41% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned -2.92% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -1.58% for the same period. The Fund's tilt toward growth at the beginning of the period generally accounted for its shortfall relative to the benchmark.

Global Stock Market Returns Trimmed by Rising U.S. Dollar

The stock markets of developed economies rose nicely over the 12-month period ended February 28, 2015. The benchmark gained 15.00% when measured in local currencies. However, when measured in U.S. dollars — the return most significant to U.S. investors — the results were slightly negative for the period as the dollar rose against major currencies. Despite any number of concerns that could have rattled markets, such as civil war in the Ukraine and continued unrest in the Middle East, all countries and sectors in the benchmark were positive performers for the year, when measured in local currencies. Energy was the notable exception, as the sector was weighed down by as much as a 60% drop in the price of oil.

Contributors and Detractors

The Fund's tilt toward growth at the beginning of the period generally accounted for its modest shortfall relative to the benchmark. We expected global growth to continue its previous steady pace of recovery. However, growth came in well below expectations early in the 12-month period, inflation collapsed and interest rates, in turn, fell sharply. Against this backdrop, the Fund was underexposed to some of the slower growth, higher yielding sectors, such as telecommunication services and utilities, which were the big beneficiaries as investors scrambled for yield.

Yet, there were bright spots that bolstered returns. An out-of-benchmark position in biotechnology yielded several solid performers for the period. We have observed that many major global pharmaceutical companies have propped up earnings by cutting research and development expenditures, which can help in the near term but puts the longer-term pipeline of drugs at risk. Ultimately we believe this pipeline will need to be replenished, and the most obvious source would be through acquisitions of biotechnology companies that have experienced key breakthroughs in potentially promising products and therapies. With this in mind, we invested in Puma Biotechnology and Auspex Pharmaceuticals, both of which experienced

Portfolio Management

Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.9
HSBC Holdings PLC (United Kingdom)	2.3
Allianz SE, Registered Shares (Germany)	2.2
ING Groep NV-CVA (Netherlands)	2.1
BNP Paribas SA (France)	2.1
AXA SA (France)	2.0
Koninklijke Ahold NV (Netherlands)	1.7
Nordea Bank AB (Sweden)	1.7
Bezeq Israeli Telecommunication Corp., Ltd. (The) (Israel)	1.6
Smurfit Kappa Group PLC (Ireland)	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2015
5

COLUMBIA OVERSEAS VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	98.5
Consumer Discretionary	13.3
Consumer Staples	3.8
Energy	9.0
Financials	35.0
Health Care	8.4
Industrials	7.9
Information Technology	7.0
Materials	4.5
Telecommunication Services	5.5
Utilities	4.1
Exchange-Traded Funds	1.2
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

double-digit gains because of recent success from clinical trials of treatments with considerable market potential. Phase 3 trials for Puma Biotechnology's supplemental breast cancer treatment showed a magnitude of benefit greater than the market was expecting. The market potential for this type of treatment is in the billions of dollars. Auspex Pharmaceuticals announced positive top line efficacy and safety results from its Phase 3 program related to the treatment of Huntington's disease.

In addition, the Fund was overweight in consumer discretionary stocks, particularly in Japanese automotive companies. As the Japanese yen weakened, the profits of many of Japan's automakers received a significant boost. Two of the Fund's top performing stocks for the period were Fuji Heavy Industries, maker of Subaru, and Toyo Tire & Rubber Co. Both enjoyed significant gains. An underweight in the lagging materials sector also aided performance.

By contrast, stock selection within the information technology sector detracted from performance. Xchanging, a London based business process outsourcer, was down sharply for the year, as a ramp up in capital spending coincided with a slowdown in some of its key markets, resulting in an unexpected drop in cash flow. In the financial sector, K. Wah International, a Hong Kong-based property developer, weighed on performance as its position in Galaxy Entertainment, a Macau casino operator, suffered due to a crackdown by the Chinese government on the use of Macau casinos as a way for Chinese nationals to move money out of China. We sold K. Wah International. An out-of-benchmark investment in two Korean home shopping channel operators also hurt performance. Hyundai Home Shopping Network and GS Home Shopping fell as consumer spending weakened.

We hedge active currency exposure in the portfolio using currency forward contracts. These contracts had an overall negative impact on Fund results during the period.

Looking Ahead

We are fairly optimistic at this time in our outlook for global stock markets in the year ahead, particularly outside the United States. Japan has embarked on a dramatic program of reform, which has thus far relied primarily on benefits achieved through a weaker yen, but which progressively emphasizes true structural change in the economy. We believe this has the potential to bolster the Japanese stock market. In Europe, the combination of a weaker euro, falling oil prices, a rejuvenated banking sector and aggressive monetary policy all have the potential to contribute to strong performance across the continent. Commodity-exposed areas, such as Australia and many emerging markets, may face tough tests in 2015, as the dramatic fall in many commodity prices puts strains on corporate and government finances.

Against this backdrop, we have maintained the Fund's bias towards more growth-oriented stocks. We have not compromised our requirements for value; however, in an environment of low global economic growth, which we believe we are in, growth is a scarce commodity. As a result, we have actively sought value within areas of the market that are more growth-

Annual Report 2015
6

COLUMBIA OVERSEAS VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

focused. Although this approach was a significant impediment to performance early in the prior period, when large, defensive value stocks were in favor, we believe it helped later in the fiscal year; and we believe it has the potential to be an enduring theme in market leadership in the period ahead.

Country Breakdown (%) (at February 28, 2015)
Australia	4.3
Belgium	1.9
Denmark	0.7
France	9.7
Germany	6.8
Hong Kong	1.3
Ireland	2.8
Israel	1.6
Italy	4.1
Japan	22.7
Netherlands	3.8
Norway	1.8
Portugal	0.0	(a)
Singapore	1.6
South Korea	2.1
Spain	3.8
Sweden	2.6
Switzerland	3.9
Taiwan	1.1
United Kingdom	18.7
United States(b)	4.7
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds and Exchange-Traded Funds.

Annual Report 2015
7

COLUMBIA OVERSEAS VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	971.40	1,017.90	6.93	7.09	1.41
Class B	1,000.00	1,000.00	967.90	1,014.16	10.60	10.85	2.16
Class C	1,000.00	1,000.00	967.90	1,014.16	10.60	10.85	2.16
Class I	1,000.00	1,000.00	974.60	1,020.34	4.53	4.63	0.92
Class K	1,000.00	1,000.00	973.10	1,018.85	6.00	6.14	1.22
Class W	1,000.00	1,000.00	971.40	1,017.90	6.93	7.09	1.41
Class Z	1,000.00	1,000.00	973.60	1,019.15	5.71	5.84	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
AUSTRALIA 4.2%
Australia and New Zealand Banking Group Ltd.	330,265	9,111,261
Macquarie Group Ltd.	143,349	8,147,356
National Australia Bank Ltd.	177,176	5,242,151
Westpac Banking Corp.	227,416	6,764,558
Total		29,265,326
BELGIUM 1.9%
Delhaize Group SA	45,301	4,064,652
KBC Groep NV(a)	152,257	9,238,178
Total		13,302,830
DENMARK 0.7%
Novo Nordisk A/S, Class B	101,561	4,869,092
FRANCE 9.7%
AXA SA	546,455	13,875,174
BNP Paribas SA	242,217	14,119,149
Casino Guichard Perrachon SA	73,912	6,956,015
CNP Assurances	401,502	6,656,393
Publicis Groupe SA	110,585	9,017,674
Sanofi	70,885	6,956,703
Total SA	172,199	9,294,852
Total		66,875,960
GERMANY 6.8%
Allianz SE, Registered Shares	89,223	14,936,814
BASF SE	53,552	5,132,780
Continental AG	36,781	8,779,382
Duerr AG	47,914	5,125,897
Freenet AG	314,941	9,397,673
Jenoptik AG	251,779	3,475,427
Total		46,847,973
HONG KONG 1.3%
Cheung Kong Holdings Ltd.	464,000	9,184,334
IRELAND 2.8%
Amarin Corp. PLC, ADR(a)	895,043	1,351,515
Dragon Oil PLC	865,047	7,205,041
Smurfit Kappa Group PLC	390,027	10,926,771
Total		19,483,327

Common Stocks (continued)

Issuer	Shares	Value ($)
ISRAEL 1.6%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	6,979,174	11,153,801
ITALY 4.1%
Banco Popolare SC(a)	273,070	4,210,879
Enel SpA	1,752,010	8,073,698
ENI SpA	332,724	6,210,545
Esprinet SpA	443,852	3,737,612
Recordati SpA	352,048	6,338,806
Total		28,571,540
JAPAN 22.6%
Aozora Bank Ltd.	1,229,000	4,430,410
Central Japan Railway Co.	56,500	10,512,891
COMSYS Holdings Corp.	392,800	4,753,111
CyberAgent, Inc.	85,600	4,419,176
CYBERDYNE, Inc.(a)	50,000	1,240,095
Daiichikosho Co., Ltd.	301,600	9,504,329
Fuji Heavy Industries Ltd.	267,500	9,119,501
Fuyo General Lease Co., Ltd.	135,100	4,713,189
Hoya Corp.	191,400	7,727,269
Hulic REIT, Inc.	2,775	4,215,170
Invincible Investment Corp.	6,867	3,069,547
IT Holdings Corp.	219,500	3,859,791
ITOCHU Corp.	519,100	5,813,668
KDDI Corp.	114,600	7,953,403
Kenedix Retail REIT Corp.(a)	702	1,605,577
Keyence Corp.	8,500	4,346,915
Mazda Motor Corp.	199,500	4,276,609
Mitsubishi UFJ Financial Group, Inc.	1,415,800	9,221,041
Nakanishi, Inc.	133,300	5,123,197
Nihon M&A Center, Inc.	188,300	6,210,563
Nishi-Nippon City Bank Ltd. (The)	1,337,000	4,285,560
ORIX Corp.	346,000	4,919,869
Sumitomo Mitsui Financial Group, Inc.	224,600	8,948,867
Tanseisha Co., Ltd.	483,900	3,253,044
Temp Holdings Co., Ltd.	163,200	5,485,651
Tokai Tokyo Financial Holdings, Inc.	663,000	4,870,541
Toyo Tire & Rubber Co., Ltd.	308,200	6,976,671

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Toyota Motor Corp.	80,500	5,441,335
Total		156,296,990
NETHERLANDS 3.7%
ING Groep NV-CVA(a)	954,706	14,268,000
Koninklijke Ahold NV	622,120	11,671,516
Total		25,939,516
NORWAY 1.7%
Atea ASA	427,530	4,824,041
Kongsberg Automotive ASA(a)	7,851,761	5,827,841
Spectrum ASA	334,620	1,440,437
Total		12,092,319
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)	2,753,345	123,245
SINGAPORE 1.6%
DBS Group Holdings Ltd.	762,000	10,926,176
SOUTH KOREA 2.1%
GS Home Shopping, Inc.	21,002	4,481,147
Hyundai Home Shopping Network Corp.	51,017	6,227,607
LF Corp.	142,633	4,095,750
Total		14,804,504
SPAIN 3.8%
Banco Santander SA	823,672	6,021,664
Endesa SA	500,295	10,116,583
Iberdrola SA	1,473,816	10,072,117
Total		26,210,364
SWEDEN 2.6%
Nordea Bank AB	858,278	11,581,657
Saab AB, Class B	244,084	6,537,598
Total		18,119,255
SWITZERLAND 3.9%
Autoneum Holding AG	41,470	7,738,515
Baloise Holding AG, Registered Shares	50,566	6,577,001
Nestlé SA, Registered Shares	39,394	3,074,331
Zurich Insurance Group AG	29,460	9,418,795
Total		26,808,642

Common Stocks (continued)

Issuer	Shares	Value ($)
TAIWAN 1.1%
Pegatron Corp.	1,476,000	4,038,926
Wistron NeWeb Corp.	1,511,261	3,528,049
Total		7,566,975
UNITED KINGDOM 18.6%
AstraZeneca PLC	129,797	8,956,306
AstraZeneca PLC, ADR	55,596	3,830,564
Aviva PLC	1,044,731	8,693,578
BHP Billiton PLC	247,290	6,171,455
BP PLC	1,424,658	9,854,678
Close Brothers Group PLC	238,869	6,051,649
Crest Nicholson Holdings PLC	864,642	5,901,497
DCC PLC	117,868	7,042,262
HSBC Holdings PLC	1,789,018	15,944,892
John Wood Group PLC	141,092	1,449,625
KAZ Minerals PLC(a)	1,418,251	5,552,744
Optimal Payments PLC(a)	1,556,365	8,926,384
Royal Dutch Shell PLC, Class B	789,026	26,866,042
Vodafone Group PLC	2,672,823	9,259,731
Xchanging PLC	1,837,718	4,085,514
Total		128,586,921
UNITED STATES 3.2%
Alkermes PLC(a)	23,258	1,633,874
Arrowhead Research Corp.(a)	141,058	1,062,167
Auspex Pharmaceuticals, Inc.(a)	15,037	1,011,088
BioMarin Pharmaceutical, Inc.(a)	12,985	1,390,304
Dynavax Technologies Corp.(a)	60,107	1,057,883
Flex Pharma, Inc.(a)	77,962	1,355,369
Incyte Corp.(a)	16,400	1,407,940
Insmed, Inc.(a)	58,075	1,076,711
Novavax, Inc.(a)	109,553	1,002,410
Pharmacyclics, Inc.(a)	5,388	1,163,431
Puma Biotechnology, Inc.(a)	10,521	2,241,078
Receptos, Inc.(a)	8,203	1,038,828
Regulus Therapeutics, Inc.(a)	49,378	914,481
Stillwater Mining Co.(a)	237,516	3,443,982
TESARO, Inc.(a)	20,637	1,100,571
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Verastem, Inc.(a)	16,561	123,214
Vertex Pharmaceuticals, Inc.(a)	11,068	1,321,851
Total		22,345,182
Total Common Stocks (Cost: $640,456,703)		679,374,272

Exchange-Traded Funds 1.1%

	Shares	Value ($)
iShares MSCI EAFE ETF	122,345	7,960,989
Total Exchange-Traded Funds (Cost: $7,682,508)		7,960,989

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(c)(d)	1,840,282	1,840,282
Total Money Market Funds (Cost: $1,840,282)		1,840,282
Total Investments (Cost: $649,979,493)		689,175,543
Other Assets & Liabilities, Net		3,969,546
Net Assets		693,145,089

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 28, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	03/31/2015	3,459,000 CAD	2,781,430 USD	15,629	—
Morgan Stanley	03/31/2015	9,439,000 CAD	7,499,662 USD	—	(47,722)
Morgan Stanley	03/31/2015	31,879,000 ILS	8,155,617 USD	152,192	—
Morgan Stanley	03/31/2015	484,369,000 JPY	4,106,495 USD	55,744	—
Morgan Stanley	03/31/2015	13,362,543,000 KRW	12,249,661 USD	126,828	—
Morgan Stanley	03/31/2015	2,237,275,000 KRW	2,013,513 USD	—	(16,199)
Morgan Stanley	03/31/2015	25,796,000 NOK	3,387,058 USD	24,993	—
Morgan Stanley	03/31/2015	214,085,000 TWD	6,801,034 USD	—	(5,760)
Morgan Stanley	03/31/2015	18,387,110 USD	23,795,000 AUD	171,662	—
Morgan Stanley	03/31/2015	1,354,252 USD	8,877,000 DKK	—	(21,470)
Morgan Stanley	03/31/2015	30,569,058 USD	20,157,000 GBP	543,348	—
Morgan Stanley	03/31/2015	4,175,200 USD	2,690,000 GBP	—	(23,175)
Morgan Stanley	03/31/2015	2,085,227 USD	2,774,000 NZD	6,476	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Forward Foreign Currency Exchange Contracts Open at February 28, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	03/31/2015	3,426,394 USD	28,433,000 SEK	—	(14,850)
Morgan Stanley	03/31/2015	2,087,078 USD	2,826,000 SGD	—	(15,128)
Total				1,096,872	(144,304)

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2015, the value of these securities amounted to $123,245, which represents 0.02% of net assets.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,600,211	336,857,540	(336,617,469)	1,840,282	5,396	1,840,282

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	91,807,035	—	91,807,035
Consumer Staples	—	25,766,514	—	25,766,514
Energy	—	62,321,220	—	62,321,220
Financials	—	241,249,430	123,245	241,372,675
Health Care	24,083,279	33,484,199	—	57,567,478
Industrials	—	54,734,686	—	54,734,686
Information Technology	—	48,549,928	—	48,549,928
Materials	3,443,982	27,783,749	—	31,227,731
Telecommunication Services	—	37,764,608	—	37,764,608
Utilities	—	28,262,397	—	28,262,397
Exchange-Traded Funds	7,960,989	—	—	7,960,989
Total Equity Securities	35,488,250	651,723,766	123,245	687,335,261
Mutual Funds
Money Market Funds	1,840,282	—	—	1,840,282
Total Mutual Funds	1,840,282	—	—	1,840,282
Investments in Securities	37,328,532	651,723,766	123,245	689,175,543
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,096,872	—	1,096,872
Liabilities
Forward Foreign Currency Exchange Contracts	—	(144,304)	—	(144,304)
Total	37,328,532	652,676,334	123,245	690,128,111

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $648,139,211)	$687,335,261
Affiliated issuers (identified cost $1,840,282)	1,840,282
Total investments (identified cost $649,979,493)	689,175,543
Unrealized appreciation on forward foreign currency exchange contracts	1,096,872
Receivable for:
Investments sold	10,000,063
Capital shares sold	238,181
Dividends	1,338,593
Reclaims	527,773
Prepaid expenses	2,457
Other assets	646
Total assets	702,380,128
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	144,304
Payable for:
Investments purchased	7,806,186
Capital shares purchased	1,020,744
Investment management fees	14,754
Distribution and/or service fees	2,983
Transfer agent fees	58,648
Administration fees	1,492
Plan administration fees	33
Compensation of board members	69,111
Other expenses	116,784
Total liabilities	9,235,039
Net assets applicable to outstanding capital stock	$693,145,089
Represented by
Paid-in capital	$1,003,662,537
Excess of distributions over net investment income	(3,439,252)
Accumulated net realized loss	(347,138,436)
Unrealized appreciation (depreciation) on:
Investments	39,196,050
Foreign currency translations	(88,378)
Forward foreign currency exchange contracts	952,568
Total — representing net assets applicable to outstanding capital stock	$693,145,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$188,170,920
Shares outstanding	21,753,707
Net asset value per share	$8.65
Maximum offering price per share(a)	$9.18
Class B
Net assets	$5,201,674
Shares outstanding	602,080
Net asset value per share	$8.64
Class C
Net assets	$4,597,145
Shares outstanding	532,134
Net asset value per share	$8.64
Class I
Net assets	$285,957,165
Shares outstanding	33,062,284
Net asset value per share	$8.65
Class K
Net assets	$171,774
Shares outstanding	19,857
Net asset value per share	$8.65
Class W
Net assets	$208,706,721
Shares outstanding	24,146,545
Net asset value per share	$8.64
Class Z
Net assets	$339,690
Shares outstanding	39,243
Net asset value per share	$8.66

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$30,773,515
Dividends — affiliated issuers	5,396
Interest	6,421
Foreign taxes withheld	(2,876,426)
Total income	27,908,906
Expenses:
Investment management fees	5,794,788
Distribution and/or service fees
Class A	499,002
Class B	70,618
Class C	46,237
Class W	677,121
Transfer agent fees
Class A	475,510
Class B	16,803
Class C	11,022
Class K	86
Class W	643,266
Class Z	920
Administration fees	585,710
Plan administration fees
Class K	429
Compensation of board members	27,564
Custodian fees	162,333
Printing and postage fees	120,677
Registration fees	86,810
Professional fees	62,393
Other	16,616
Total expenses	9,297,905
Expense reductions	(20)
Total net expenses	9,297,885
Net investment income	18,611,021
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(9,442,226)
Foreign currency translations	(476,643)
Forward foreign currency exchange contracts	(2,984,575)
Futures contracts	(274,622)
Options contracts written	76,273
Net realized loss	(13,101,793)
Net change in unrealized appreciation (depreciation) on:
Investments	(26,106,916)
Foreign currency translations	(111,053)
Forward foreign currency exchange contracts	433,454
Foreign capital gains tax	22,804
Net change in unrealized depreciation	(25,761,711)
Net realized and unrealized loss	(38,863,504)
Net decrease in net assets from operations	$(20,252,483)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$18,611,021	$6,724,175
Net realized gain (loss)	(13,101,793)	3,920,241
Net change in unrealized appreciation (depreciation)	(25,761,711)	50,705,731
Net increase (decrease) in net assets resulting from operations	(20,252,483)	61,350,147
Distributions to shareholders
Net investment income
Class A	(5,698,627)	(3,174,030)
Class B	(132,919)	(92,360)
Class C	(100,677)	(42,930)
Class I	(9,764,213)	(1,329,214)
Class K	(5,333)	(3,424)
Class W	(7,425,696)	(1,894,152)
Class Z	(18,234)	(1,405)
Tax return of capital
Class A	(100,747)	—
Class B	(3,557)	—
Class C	(2,345)	—
Class I	(134,338)	—
Class K	(87)	—
Class W	(136,497)	—
Class Z	(198)	—
Total distributions to shareholders	(23,523,468)	(6,537,515)
Increase in net assets from capital stock activity	101,019,321	551,882,746
Total increase in net assets	57,243,370	606,695,378
Net assets at beginning of year	635,901,719	29,206,341
Net assets at end of year	$693,145,089	$635,901,719
Undistributed (excess of distributions over) net investment income	$(3,439,252)	$1,190,436

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,411,964	12,400,765	1,324,047	11,145,381
Fund reorganization	—	—	26,646,303	209,545,325
Distributions reinvested	700,883	5,738,989	361,031	3,137,362
Redemptions	(4,189,888)	(36,618,448)	(4,500,988)	(37,329,759)
Net increase (decrease)	(2,077,041)	(18,478,694)	23,830,393	186,498,309
Class B shares
Subscriptions	10,775	96,521	18,581	155,880
Fund reorganization	—	—	1,692,156	13,292,374
Distributions reinvested	16,564	135,736	10,583	91,970
Redemptions(a)	(477,844)	(4,152,745)	(669,062)	(5,528,393)
Net increase (decrease)	(450,505)	(3,920,488)	1,052,258	8,011,831
Class C shares
Subscriptions	64,689	562,368	49,227	417,762
Fund reorganization	—	—	578,148	4,540,714
Distributions reinvested	12,588	102,840	4,928	42,828
Redemptions	(72,751)	(635,372)	(105,022)	(872,101)
Net increase	4,526	29,836	527,281	4,129,203
Class I shares
Subscriptions	23,599,773	209,476,876	8,000,307	70,799,661
Fund reorganization	—	—	1,031	8,099
Distributions reinvested	1,211,428	9,898,464	153,097	1,328,992
Redemptions	(2,480,943)	(22,188,673)	(888,462)	(7,792,682)
Net increase	22,330,258	197,186,667	7,265,973	64,344,070
Class K shares
Fund reorganization	—	—	25,842	203,141
Distributions reinvested	652	5,340	377	3,277
Redemptions	(2,230)	(20,293)	(5,111)	(49,292)
Net increase (decrease)	(1,578)	(14,953)	21,108	157,126
Class W shares
Subscriptions	4,944,942	43,705,233	33,965,383	300,016,709
Distributions reinvested	923,496	7,562,121	217,964	1,894,110
Redemptions	(14,729,279)	(125,331,403)	(1,176,279)	(10,496,461)
Net increase (decrease)	(8,860,841)	(74,064,049)	33,007,068	291,414,358
Class Z shares
Subscriptions	67,306	593,280	1,646	13,870
Fund reorganization	—	—	8,336	65,598
Distributions reinvested	1,363	11,141	128	1,109
Redemptions	(38,970)	(323,419)	(350,354)	(2,752,728)
Net increase (decrease)	29,699	281,002	(340,244)	(2,672,151)
Total net increase	10,974,518	101,019,321	65,363,837	551,882,746

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,
Class A	2015		2014(a)
Per share data
Net asset value, beginning of period	$9.20		$7.65
Income from investment operations:
Net investment income	0.20		0.19
Net realized and unrealized gain (loss)	(0.49)		1.49
Total from investment operations	(0.29)		1.68
Less distributions to shareholders:
Net investment income	(0.26)		(0.13)
Tax return of capital	(0.00	)(b)	—
Total distributions to shareholders	(0.26)		(0.13)
Net asset value, end of period	$8.65		$9.20
Total return	(2.92%)		22.10%
Ratios to average net assets(c)
Total gross expenses	1.40%		1.71%
Total net expenses(d)	1.40	%(e)	1.41	%(e)
Net investment income	2.32%		2.22%
Supplemental data
Net assets, end of period (in thousands)	$188,171		$219,133
Portfolio turnover	74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class B	2015		2014(a)
Per share data
Net asset value, beginning of period	$9.18		$7.65
Income from investment operations:
Net investment income	0.15		0.14
Net realized and unrealized gain (loss)	(0.49)		1.47
Total from investment operations	(0.34)		1.61
Less distributions to shareholders:
Net investment income	(0.20)		(0.08)
Tax return of capital	(0.00	)(b)	—
Total distributions to shareholders	(0.20)		(0.08)
Net asset value, end of period	$8.64		$9.18
Total return	(3.60%)		21.13%
Ratios to average net assets(c)
Total gross expenses	2.15%		2.47%
Total net expenses(d)	2.15	%(e)	2.16	%(e)
Net investment income	1.74%		1.66%
Supplemental data
Net assets, end of period (in thousands)	$5,202		$9,662
Portfolio turnover	74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class C	2015		2014(a)
Per share data
Net asset value, beginning of period	$9.18		$7.65
Income from investment operations:
Net investment income	0.13		0.12
Net realized and unrealized gain (loss)	(0.47)		1.49
Total from investment operations	(0.34)		1.61
Less distributions to shareholders:
Net investment income	(0.20)		(0.08)
Tax return of capital	(0.00	)(b)	—
Total distributions to shareholders	(0.20)		(0.08)
Net asset value, end of period	$8.64		$9.18
Total return	(3.60%)		21.13%
Ratios to average net assets(c)
Total gross expenses	2.16%		2.46%
Total net expenses(d)	2.16	%(e)	2.16	%(e)
Net investment income	1.54%		1.46%
Supplemental data
Net assets, end of period (in thousands)	$4,597		$4,843
Portfolio turnover	74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,				Year Ended February 29,
Class I	2015		2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.20		$7.65	$7.22	$7.87
Income from investment operations:
Net investment income	0.24		0.20	0.20	0.22
Net realized and unrealized gain (loss)	(0.48)		1.51	0.40	(0.62)
Total from investment operations	(0.24)		1.71	0.60	(0.40)
Less distributions to shareholders:
Net investment income	(0.31)		(0.16)	(0.17)	(0.25)
Tax return of capital	(0.00	)(b)	—	—	—
Total distributions to shareholders	(0.31)		(0.16)	(0.17)	(0.25)
Net asset value, end of period	$8.65		$9.20	$7.65	$7.22
Total return	(2.43%)		22.55%	8.49%	(4.55%)
Ratios to average net assets(c)
Total gross expenses	0.92%		1.04%	1.33%	1.76	%(d)
Total net expenses(e)	0.92%		0.98%	1.07%	0.84	%(d)
Net investment income	2.73%		2.36%	2.78%	3.37	%(d)
Supplemental data
Net assets, end of period (in thousands)	$285,957		$98,706	$26,514	$28,376
Portfolio turnover	74%		63%	46%	96%

Notes to Financial Highlights

(a)  Based on operations from March 31, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class K	2015		2014(a)
Per share data
Net asset value, beginning of period	$9.20		$7.65
Income from investment operations:
Net investment income	0.22		0.20
Net realized and unrealized gain (loss)	(0.49)		1.49
Total from investment operations	(0.27)		1.69
Less distributions to shareholders:
Net investment income	(0.28)		(0.14)
Tax return of capital	(0.00	)(b)	—
Total distributions to shareholders	(0.28)		(0.14)
Net asset value, end of period	$8.65		$9.20
Total return	(2.73%)		22.25%
Ratios to average net assets(c)
Total gross expenses	1.22%		1.33%
Total net expenses(d)	1.22%		1.26%
Net investment income	2.49%		2.39%
Supplemental data
Net assets, end of period (in thousands)	$172		$197
Portfolio turnover	74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,
Class W	2015		2014		2013	2012(a)
Per share data
Net asset value, beginning of period	$9.19		$7.65		$7.22	$7.87
Income from investment operations:
Net investment income	0.21		0.19		0.17	0.22
Net realized and unrealized gain (loss)	(0.50)		1.48		0.42	(0.64)
Total from investment operations	(0.29)		1.67		0.59	(0.42)
Less distributions to shareholders:
Net investment income	(0.26)		(0.13)		(0.16)	(0.23)
Tax return of capital	(0.00	)(b)	—		—	—
Total distributions to shareholders	(0.26)		(0.13)		(0.16)	(0.23)
Net asset value, end of period	$8.64		$9.19		$7.65	$7.22
Total return	(2.93%)		21.97%		8.24%	(4.81%)
Ratios to average net assets(c)
Total gross expenses	1.40%		1.63%		1.58%	2.09	%(d)
Total net expenses(e)	1.40	%(f)	1.41	%(f)	1.33%	1.12	%(d)
Net investment income	2.41%		2.21%		2.46%	3.24	%(d)
Supplemental data
Net assets, end of period (in thousands)	$208,707		$303,273		$2	$2
Portfolio turnover	74%		63%		46%	96%

Notes to Financial Highlights

(a)  Based on operations from March 31, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,	Year Ended February 28,
Class Z	2015		2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$9.20		$7.66		$7.23	$8.00	$6.98
Income from investment operations:
Net investment income	0.23		0.40		0.19	0.32	0.16
Net realized and unrealized gain (loss)	(0.48)		1.29		0.41	(0.85)	1.01
Total from investment operations	(0.25)		1.69		0.60	(0.53)	1.17
Less distributions to shareholders:
Net investment income	(0.29)		(0.15)		(0.17)	(0.24)	(0.15)
Tax return of capital	(0.00	)(a)	—		—	—	—
Total distributions to shareholders	(0.29)		(0.15)		(0.17)	(0.24)	(0.15)
Net asset value, end of period	$8.66		$9.20		$7.66	$7.23	$8.00
Total return	(2.56%)		22.19%		8.45%	(6.17%)	17.06%
Ratios to average net assets(b)
Total gross expenses	1.16%		1.52%		1.32%	1.87%	3.65%
Total net expenses(c)	1.16	%(d)	1.21	%(d)	1.07%	0.98%	1.15	%(d)
Net investment income	2.64%		4.97%		2.72%	3.80%	2.18%
Supplemental data
Net assets, end of period (in thousands)	$340		$88		$2,680	$2,521	$8,690
Portfolio turnover	74%		63%		46%	96%	48%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015
27

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The

Annual Report 2015
28

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

Annual Report 2015
29

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is

Annual Report 2015
30

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 28, 2015 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at February 28, 2014	—	—
Opened	3,105	130,356
Expired	(466)	(76,273)
Exercised	(2,639)	(54,083)
Balance at February 28, 2015	—	—

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2015:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	1,096,872	—	1,096,872	144,304	—	—	952,568
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	144,304	—	144,304	144,304	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities;

and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2015
31

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,096,872
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	144,304

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	(274,622)	76,273	(198,349)
Foreign exchange risk	(2,984,575)	—	—	(2,984,575)
Total	(2,984,575)	(274,622)	76,273	(3,182,924)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	433,454

The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28 , 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	150,923
Derivative Instrument	Average Market Value ($)*
Options contracts — Written	(12,630)
Derivative Instrument	Average Unrealized Appreciation ($)**	Average Unrealized Depreciation ($)**
Forward foreign currency exchange contracts	881,167	(1,016,571)

*Based on the daily outstanding amounts for the year ended February 28, 2015.

**Based on the ending quarterly outstanding amounts for the year ended February 28, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Annual Report 2015
32

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.78% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.08% of the Fund's average daily net assets.

Annual Report 2015
33

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $2,217.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class K	0.05
Class W	0.24
Class Z	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or

Annual Report 2015
34

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $114,996 for Class A, $1,739 for Class B, and $140 for Class C for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2014 through June 30, 2015	Prior to July 1, 2014
Class A	1.55%	1.41%
Class B	2.30	2.16
Class C	2.30	2.16
Class I	1.12	0.96
Class K	1.42	1.26
Class W	1.55	1.41
Class Z	1.30	1.16

In addition, effective July 1, 2014, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees are waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.49% for Class A, 2.24% for Class B, 2.24% for Class C, 1.06% for Class I, 1.36% for Class K, 1.49% for Class W and 1.24% for Class Z. This arrangement may be revised or discontinued at any time.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings, late-year ordinary losses, derivative investments and distributions in excess. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Annual Report 2015
35

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(95,010)
Accumulated net realized loss	380,947
Paid-in capital	(285,937)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$23,145,699	$6,537,515
Tax return of capital	377,769	—
Total	23,523,468	6,537,515

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(342,547,025)
Net unrealized appreciation	32,577,416

At February 28, 2015, the cost of investments for federal income tax purposes was $656,598,127 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$61,258,390
Unrealized depreciation	(28,680,974)
Net unrealized appreciation	32,577,416

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	321,237,467
2018	3,000,399
No expiration — short-term	18,309,159
Total	342,547,025

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2015, the Fund will elect to treat late-year ordinary losses of $349,102 as arising on March 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $645,455,026 and $553,098,754, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, affiliated shareholders of record owned 98.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a

Annual Report 2015
36

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Fund Reorganization

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Multi-Advisor International Value Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $30,016,215 and the combined net assets immediately after the acquisition were $257,671,466.

The reorganization was accomplished by a tax-free exchange of 40,021,347 shares of the acquired fund valued at $227,655,251 (including $12,260,969 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	26,646,303
Class B	1,692,156
Class C	578,148
Class I	1,031
Class K	25,842
Class Z	8,336

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on March 1, 2013, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2014 would have been approximately $6.9 million, $17.2 million, $41.5 million and $65.6 million, respectively.

Note 10. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Annual Report 2015
37

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
38

COLUMBIA OVERSEAS VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
39

COLUMBIA OVERSEAS VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	0.50%
Foreign Taxes Paid	$2,496,625
Foreign Taxes Paid Per Share	$0.03
Foreign Source Income	$30,342,615
Foreign Source Income Per Share	$0.38

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
40

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
41

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
42

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
43

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
44

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
45

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
46

COLUMBIA OVERSEAS VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia Overseas Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN208_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA SELECT LARGE CAP EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELECT LARGE CAP EQUITY FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Annual Report 2015

COLUMBIA SELECT LARGE CAP EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select Large Cap Equity Fund (the Fund) Class A shares returned 14.26% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.51% for the same period.

■  Strong stock selection within the healthcare, industrials and consumer staples sectors aided performance. Disappointing results from materials and financials accounted for the modest shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	08/02/99
Excluding sales charges		14.26	14.70	7.64
Including sales charges		7.68	13.35	7.01
Class B	08/02/99
Excluding sales charges		13.38	13.84	6.83
Including sales charges		8.52	13.60	6.83
Class C	08/02/99
Excluding sales charges		13.38	13.83	6.82
Including sales charges		12.41	13.83	6.82
Class I*	09/27/10	14.68	15.14	7.98
Class R5*	11/08/12	14.67	15.03	7.93
Class W*	09/27/10	14.29	14.73	7.68
Class Z	10/02/98	14.54	14.97	7.90
S&P 500 Index		15.51	16.18	7.99

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA SELECT LARGE CAP EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA SELECT LARGE CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 14.26% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 15.51%. Strong stock selection within the healthcare, industrials and consumer staples sectors aided performance. Disappointing results within materials and financials accounted for the Fund's modest shortfall relative to the benchmark.

Stocks Climbed as U.S. Economy Strengthened

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in most sectors. The labor market added 267,000 new jobs monthly, on average, during the 12-month period ended February 28, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped as harsh weather weighed on short-term expectations. The housing market's recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period wore on. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. However, the timing of that move remained unclear, especially as some weaker data appeared in the final months of the period. In this environment, interest rates dropped sharply. The yield on the 10-year U.S. Treasury bond, which started the period at 2.6%, dropped to 2.0%, having traded even lower in the final months of the period. Large-cap stocks were the strongest equity market performers, outperforming small- and mid-cap stocks by a solid margin.

Contributors and Detractors

Stock selection in the healthcare, industrials and consumer staples sectors aided the Fund's performance in a year that was favorable for the equity markets all around. Within healthcare, shares of Ireland-based medical device and supplies company Covidien rose significantly after being purchased by Medtronic. Vertex Pharmaceuticals' steep gain was fueled by positive Phase 3 test results for the company's new cystic fibrosis regimen that, if approved by the U.S. Food and Drug Administration, could represent a multibillion dollar opportunity for the company. In the industrials sector, the declining cost of oil had a significant positive impact on airlines in that it lowered operating costs and also put more dollars in consumer wallets for consumer spending. Both factors gave a boost to the Fund's position in Delta Airlines. In the consumer staples sector, CVS and Kroger were strong performers. CVS

Portfolio Management

Peter Santoro, CFA

Melda Mergen, CFA, CAIA*

*Effective October 31, 2014, Melda Mergen was added as a Portfolio Manager to the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
Apple, Inc.	4.2
Medtronic PLC	3.0
Microsoft Corp.	2.9
JPMorgan Chase & Co.	2.8
CVS Health Corp.	2.7
Citigroup, Inc.	2.7
Wells Fargo & Co.	2.6
Berkshire Hathway, Inc., Class B	2.6
Honeywell International, Inc.	2.5
Comcast Corp., Class A	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA SELECT LARGE CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	96.5
Consumer Discretionary	13.0
Consumer Staples	10.3
Energy	7.6
Financials	16.1
Health Care	13.9
Industrials	10.5
Information Technology	19.8
Materials	2.4
Telecommunication Services	1.0
Utilities	1.9
Convertible Preferred Stocks	0.8
Consumer Staples	0.8
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for more information on these and other risks.

has been the beneficiary of two major healthcare trends: the move to generic drugs and the implementation of the Affordable Care Act. The company's vertical integration through Caremark pharmacy benefit manager and its partnership with Cardinal Health has helped it capture a portion of the consumer's healthcare dollar at several different levels, and its margins have been improving throughout the year. Kroger has taken advantage of the consumer trend towards more organic products. Both domestic companies, CVS and Kroger benefited from a stronger U.S. dollar and a better-heeled consumer.

In the materials sector, Freeport McMoRan was hurt by a sharp decline in copper prices. We held on to Freeport because we think the longer-term outlook for copper is favorable. Within financials, the Fund's interest rate sensitivity worked against it. We expected interest rates to rise in 2014 and instead they generally declined. As a result, the Fund's underweight in financials that were sensitive to low interest rates, such as real estate investment trusts, and an overweight in banks that would benefit from rising rates, including J.P Morgan and Bank of Montreal, which also had heavy exposure to energy lending in Canada, detracted from results. A position in Viacom in the consumer discretionary sector was another negative for returns. Larger-than-expected ratings declines in their programming cost Viacom leverage with content distributers.

Looking Ahead

After another strong year in 2014, we are currently looking for opportunities among companies that we believe have the potential to do well in a relatively low growth environment. We are particularly attracted to companies that demonstrate some form of innovation. We also look for companies whose managements have demonstrated their concern for shareholders by re-structuring and streamlining operations and are committed to returning capital in the form of increasing dividend payouts and share buybacks.

Annual Report 2015
6

COLUMBIA SELECT LARGE CAP EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.60	1,019.05	6.08	5.94	1.18
Class B	1,000.00	1,000.00	1,062.30	1,015.31	9.92	9.70	1.93
Class C	1,000.00	1,000.00	1,062.30	1,015.31	9.92	9.70	1.93
Class I	1,000.00	1,000.00	1,068.70	1,020.94	4.13	4.03	0.80
Class R5	1,000.00	1,000.00	1,068.50	1,020.69	4.38	4.28	0.85
Class W	1,000.00	1,000.00	1,066.80	1,019.10	6.03	5.89	1.17
Class Z	1,000.00	1,000.00	1,068.40	1,020.29	4.80	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.0%
Auto Components 1.5%
Delphi Automotive PLC	89,540	7,059,334
Media 6.8%
Cinemark Holdings, Inc.	130,790	5,325,769
Comcast Corp., Class A	186,510	11,074,964
DISH Network Corp., Class A(a)	69,443	5,211,003
Time Warner, Inc.	82,190	6,728,073
Viacom, Inc., Class B	69,898	4,888,666
Total		33,228,475
Specialty Retail 3.5%
Home Depot, Inc. (The)	95,830	10,996,492
TJX Companies, Inc. (The)	87,600	6,012,864
Total		17,009,356
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.	47,220	6,022,439
Total Consumer Discretionary		63,319,604
CONSUMER STAPLES 10.2%
Beverages 1.3%
Coca-Cola Enterprises, Inc.	139,840	6,460,608
Food & Staples Retailing 6.5%
CVS Health Corp.	122,500	12,724,075
Kroger Co. (The)	125,850	8,954,227
Wal-Mart Stores, Inc.	117,120	9,829,882
Total		31,508,184
Food Products 0.7%
Tyson Foods, Inc., Class A	81,100	3,350,241
Tobacco 1.7%
Philip Morris International, Inc.	102,900	8,536,584
Total Consumer Staples		49,855,617
ENERGY 7.6%
Energy Equipment & Services 1.5%
Schlumberger Ltd.	86,240	7,257,958
Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp.	56,100	4,725,303
BP PLC, ADR	118,460	4,908,982
Kinder Morgan, Inc.	137,660	5,645,437
Occidental Petroleum Corp.	104,190	8,114,317

Common Stocks (continued)

Issuer	Shares	Value ($)
Williams Companies, Inc. (The)	127,790	6,266,822
Total		29,660,861
Total Energy		36,918,819
FINANCIALS 16.1%
Banks 7.8%
Citigroup, Inc.	242,220	12,697,172
JPMorgan Chase & Co.	214,411	13,139,106
Wells Fargo & Co.	223,500	12,245,565
Total		38,081,843
Capital Markets 4.5%
BlackRock, Inc.	20,810	7,729,250
Goldman Sachs Group, Inc. (The)	44,860	8,513,980
T. Rowe Price Group, Inc.	66,590	5,500,334
Total		21,743,564
Diversified Financial Services 2.5%
Berkshire Hathaway, Inc., Class B(a)	82,960	12,229,134
Real Estate Investment Trusts (REITs) 1.3%
Simon Property Group, Inc.	33,340	6,346,602
Total Financials		78,401,143
HEALTH CARE 13.8%
Biotechnology 6.0%
BioMarin Pharmaceutical, Inc.(a)	40,760	4,364,173
Bluebird Bio, Inc.(a)	10,730	1,022,784
Celgene Corp.(a)	47,880	5,818,857
Gilead Sciences, Inc.(a)	73,270	7,585,643
Incyte Corp.(a)	28,220	2,422,687
Receptos, Inc.(a)	20,830	2,637,911
Vertex Pharmaceuticals, Inc.(a)	46,612	5,566,871
Total		29,418,926
Health Care Equipment & Supplies 2.9%
Medtronic PLC	181,407	14,075,369
Health Care Providers & Services 4.9%
Aetna, Inc.	87,590	8,719,584
Laboratory Corp. of America Holdings(a)	50,460	6,208,094
McKesson Corp.	39,280	8,983,336
Total		23,911,014
Total Health Care		67,405,309
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 10.5%
Aerospace & Defense 7.4%
Honeywell International, Inc.	114,322	11,750,015
Lockheed Martin Corp.	39,410	7,883,971
Northrop Grumman Corp.	39,320	6,515,717
United Technologies Corp.	80,190	9,775,963
Total		35,925,666
Machinery 0.5%
Ingersoll-Rand PLC	35,530	2,387,261
Professional Services 1.3%
Dun & Bradstreet Corp. (The)	47,610	6,307,373
Road & Rail 1.3%
CSX Corp.	186,970	6,414,940
Total Industrials		51,035,240
INFORMATION TECHNOLOGY 19.7%
Internet Software & Services 4.6%
Baidu, Inc., ADR(a)	10,790	2,198,463
eBay, Inc.(a)	113,830	6,591,895
Google, Inc., Class A(a)	9,164	5,155,941
Google, Inc., Class C(a)	15,294	8,540,170
Total		22,486,469
IT Services 1.9%
MasterCard, Inc., Class A	100,970	9,100,426
Semiconductors & Semiconductor Equipment 1.2%
Broadcom Corp., Class A	124,010	5,608,972
Software 6.7%
Electronic Arts, Inc.(a)	150,410	8,600,444
Microsoft Corp.	314,940	13,810,119
salesforce.com, Inc.(a)	76,670	5,319,365
VMware, Inc., Class A(a)	58,420	4,969,789
Total		32,699,717
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	153,720	19,746,871
EMC Corp.	218,284	6,317,139
Total		26,064,010
Total Information Technology		95,959,594

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 2.4%
Chemicals 1.2%
Eastman Chemical Co.	79,820	5,943,397
Metals & Mining 1.2%
Freeport-McMoRan, Inc.	260,520	5,635,048
Total Materials		11,578,445
TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
Verizon Communications, Inc.	100,660	4,977,637
Total Telecommunication Services		4,977,637
UTILITIES 1.9%
Multi-Utilities 1.9%
PG&E Corp.	174,580	9,380,184
Total Utilities		9,380,184
Total Common Stocks (Cost: $394,790,345)		468,831,592

Convertible Preferred Stocks 0.8%

CONSUMER STAPLES 0.8%
Food Products 0.8%
Tyson Foods, Inc., 4.750%	71,180	3,619,503
Total Consumer Staples		3,619,503
Total Convertible Preferred Stocks (Cost: $3,766,988)		3,619,503

Money Market Funds 2.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	13,232,791	13,232,791
Total Money Market Funds (Cost: $13,232,791)		13,232,791
Total Investments (Cost: $411,790,124)		485,683,886
Other Assets & Liabilities, Net		1,470,074
Net Assets		487,153,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,685,848	175,095,725	(174,548,782)	13,232,791	11,466	13,232,791

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	63,319,604	—	—	63,319,604
Consumer Staples	49,855,617	—	—	49,855,617
Energy	36,918,819	—	—	36,918,819
Financials	78,401,143	—	—	78,401,143
Health Care	67,405,309	—	—	67,405,309
Industrials	51,035,240	—	—	51,035,240
Information Technology	95,959,594	—	—	95,959,594
Materials	11,578,445	—	—	11,578,445
Telecommunication Services	4,977,637	—	—	4,977,637
Utilities	9,380,184	—	—	9,380,184
Convertible Preferred Stocks
Consumer Staples	3,619,503	—	—	3,619,503
Total Equity Securities	472,451,095	—	—	472,451,095
Mutual Funds
Money Market Funds	13,232,791	—	—	13,232,791
Total Mutual Funds	13,232,791	—	—	13,232,791
Total	485,683,886	—	—	485,683,886

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $398,557,333)	$472,451,095
Affiliated issuers (identified cost $13,232,791)	13,232,791
Total investments (identified cost $411,790,124)	485,683,886
Receivable for:
Investments sold	15,470,774
Capital shares sold	3,405
Dividends	617,891
Expense reimbursement due from Investment Manager	759
Prepaid expenses	1,921
Trustees' deferred compensation plan	11,190
Total assets	501,789,826
Liabilities
Payable for:
Investments purchased	14,175,818
Capital shares purchased	200,016
Investment management fees	9,528
Distribution and/or service fees	1,129
Transfer agent fees	56,589
Administration fees	805
Compensation of board members	138,437
Other expenses	42,354
Trustees' deferred compensation plan	11,190
Total liabilities	14,635,866
Net assets applicable to outstanding capital stock	$487,153,960
Represented by
Paid-in capital	$365,277,277
Undistributed net investment income	5,364,902
Accumulated net realized gain	42,618,019
Unrealized appreciation (depreciation) on:
Investments	73,893,762
Total — representing net assets applicable to outstanding capital stock	$487,153,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$139,310,817
Shares outstanding	10,831,876
Net asset value per share	$12.86
Maximum offering price per share(a)	$13.64
Class B
Net assets	$394,809
Shares outstanding	32,754
Net asset value per share	$12.05
Class C
Net assets	$5,771,738
Shares outstanding	479,205
Net asset value per share	$12.04
Class I
Net assets	$131,621,813
Shares outstanding	10,292,473
Net asset value per share	$12.79
Class R5
Net assets	$143,007
Shares outstanding	10,945
Net asset value per share	$13.07
Class W
Net assets	$2,432
Shares outstanding	189
Net asset value per share(b)	$12.86
Class Z
Net assets	$209,909,344
Shares outstanding	16,424,049
Net asset value per share	$12.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$14,747,915
Dividends — affiliated issuers	11,466
Interest	5
Foreign taxes withheld	(57,216)
Total income	14,702,170
Expenses:
Investment management fees	3,624,989
Distribution and/or service fees
Class A	332,638
Class B	4,190
Class C	48,958
Class W	6
Transfer agent fees
Class A	252,655
Class B	794
Class C	9,324
Class R5	56
Class W	4
Class Z	432,769
Administration fees	306,109
Compensation of board members	27,172
Custodian fees	10,736
Printing and postage fees	42,511
Registration fees	81,208
Professional fees	35,702
Other	20,012
Total expenses	5,229,833
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(279,840)
Expense reductions	(3,291)
Total net expenses	4,946,702
Net investment income	9,755,468
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	83,744,977
Foreign currency translations	(112)
Net realized gain	83,744,865
Net change in unrealized appreciation (depreciation) on:
Investments	(25,199,381)
Foreign currency translations	511
Net change in unrealized depreciation	(25,198,870)
Net realized and unrealized gain	58,545,995
Net increase in net assets resulting from operations	$68,301,463

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$9,755,468	$5,648,307
Net realized gain	83,744,865	133,830,710
Net change in unrealized depreciation	(25,198,870)	(12,248,606)
Net increase in net assets resulting from operations	68,301,463	127,230,411
Distributions to shareholders
Net investment income
Class A	(1,007,247)	(1,096,374)
Class B	(319)	(617)
Class C	(4,534)	(4,346)
Class I	(1,503,373)	(1,717,106)
Class R5	(2,007)	(32)
Class W	(19)	(28)
Class Z	(2,231,957)	(3,203,717)
Net realized gains
Class A	(18,823,467)	(41,518,042)
Class B	(61,089)	(193,521)
Class C	(763,718)	(1,306,620)
Class I	(19,951,363)	(44,307,566)
Class R5	(20,851)	(885)
Class W	(359)	(1,084)
Class Z	(32,532,189)	(97,795,940)
Total distributions to shareholders	(76,902,492)	(191,145,878)
Decrease in net assets from capital stock activity	(53,221,887)	(13,254,355)
Total decrease in net assets	(61,822,916)	(77,169,822)
Net assets at beginning of year	548,976,876	626,146,698
Net assets at end of year	$487,153,960	$548,976,876
Undistributed net investment income	$5,364,902	$359,002

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,552,952	19,641,450	2,641,852	35,080,662
Distributions reinvested	382,635	4,838,784	789,155	10,346,973
Redemptions	(1,288,515)	(16,664,333)	(1,162,248)	(16,964,059)
Net increase	647,072	7,815,901	2,268,759	28,463,576
Class B shares
Subscriptions	5,143	61,605	12,360	170,462
Distributions reinvested	3,352	39,857	8,724	108,867
Redemptions(a)	(11,828)	(144,290)	(32,835)	(465,763)
Net decrease	(3,333)	(42,828)	(11,751)	(186,434)
Class C shares
Subscriptions	118,976	1,449,094	118,276	1,566,061
Distributions reinvested	47,306	561,416	79,271	989,016
Redemptions	(29,610)	(356,496)	(89,884)	(1,223,360)
Net increase	136,672	1,654,014	107,663	1,331,717
Class I shares
Subscriptions	11,943	151,296	986,643	12,618,062
Distributions reinvested	1,704,373	21,454,332	3,529,386	46,023,546
Redemptions	(3,360,476)	(43,470,520)	(1,041,665)	(15,429,517)
Net increase (decrease)	(1,644,160)	(21,864,892)	3,474,364	43,212,091
Class R5 shares
Subscriptions	9,787	133,111	4,788	61,931
Distributions reinvested	1,760	22,474	—	—
Redemptions	(5,563)	(72,865)	—	—
Net increase	5,984	82,720	4,788	61,931
Class W shares
Redemptions	(23)	(300)	—	—
Net increase (decrease)	(23)	(300)	—	—
Class Z shares
Subscriptions	736,523	9,333,855	1,649,848	22,220,429
Distributions reinvested	1,180,060	14,824,535	2,497,113	32,577,029
Redemptions	(5,070,986)	(65,024,892)	(9,215,154)	(140,934,694)
Net decrease	(3,154,403)	(40,866,502)	(5,068,193)	(86,137,236)
Total net increase (decrease)	(4,012,191)	(53,221,887)	775,630	(13,254,355)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.10		$15.21		$14.09		$13.73		$11.48
Income from investment operations:
Net investment income	0.23		0.11		0.10		0.10		0.05
Net realized and unrealized gain	1.53		3.03		1.66		0.36		2.26
Total from investment operations	1.76		3.14		1.76		0.46		2.31
Less distributions to shareholders:
Net investment income	(0.10)		(0.13)		(0.13)		(0.10)		(0.06)
Net realized gains	(1.90)		(5.12)		(0.51)		—		—
Total distributions to shareholders	(2.00)		(5.25)		(0.64)		(0.10)		(0.06)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$12.86		$13.10		$15.21		$14.09		$13.73
Total return	14.26%		23.89%		12.83%		3.45%		20.16%
Ratios to average net assets(b)
Total gross expenses	1.25%		1.25%		1.23%		1.21	%(c)	1.20	%(c)
Total net expenses(d)	1.18	%(e)	1.19	%(e)	1.19	%(e)	1.16	%(c)(e)	1.20	%(c)(e)
Net investment income	1.79%		0.75%		0.70%		0.77%		0.38%
Supplemental data
Net assets, end of period (in thousands)	$139,311		$133,450		$120,365		$119,434		$130,039
Portfolio turnover	150%		184%		147%		197%		171%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.40		$14.64		$13.59		$13.25		$11.11
Income from investment operations:
Net investment income (loss)	0.12		(0.00	)(a)	(0.01)		(0.00	)(a)	(0.04)
Net realized and unrealized gain	1.44		2.89		1.60		0.36		2.18
Total from investment operations	1.56		2.89		1.59		0.36		2.14
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.03)		(0.02)		—
Net realized gains	(1.90)		(5.12)		(0.51)		—		—
Total distributions to shareholders	(1.91)		(5.13)		(0.54)		(0.02)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$12.05		$12.40		$14.64		$13.59		$13.25
Total return	13.38%		22.99%		11.93%		2.72%		19.26%
Ratios to average net assets(b)
Total gross expenses	2.00%		2.00%		1.98%		1.96	%(c)	1.95	%(c)
Total net expenses(d)	1.93	%(e)	1.94	%(e)	1.94	%(e)	1.91	%(c)(e)	1.95	%(c)(e)
Net investment income (loss)	0.96%		(0.01%)		(0.05%)		(0.04%)		(0.36%)
Supplemental data
Net assets, end of period (in thousands)	$395		$448		$700		$813		$1,653
Portfolio turnover	150%		184%		147%		197%		171%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.39		$14.63		$13.58		$13.25		$11.11
Income from investment operations:
Net investment income (loss)	0.14		0.00	(a)	(0.01)		0.00	(a)	(0.04)
Net realized and unrealized gain	1.42		2.89		1.60		0.35		2.18
Total from investment operations	1.56		2.89		1.59		0.35		2.14
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.03)		(0.02)		—
Net realized gains	(1.90)		(5.12)		(0.51)		—		—
Total distributions to shareholders	(1.91)		(5.13)		(0.54)		(0.02)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$12.04		$12.39		$14.63		$13.58		$13.25
Total return	13.38%		23.01%		11.94%		2.64%		19.26%
Ratios to average net assets(b)
Total gross expenses	2.00%		2.00%		1.98%		1.96	%(c)	1.95	%(c)
Total net expenses(d)	1.93	%(e)	1.94	%(e)	1.94	%(e)	1.91	%(c)(e)	1.95	%(c)(e)
Net investment income (loss)	1.16%		0.01%		(0.04%)		0.02%		(0.36%)
Supplemental data
Net assets, end of period (in thousands)	$5,772		$4,245		$3,436		$2,649		$2,612
Portfolio turnover	150%		184%		147%		197%		171%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended February 28,
Class I	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$13.04	$15.15	$14.04	$13.69		$11.78
Income from investment operations:
Net investment income	0.26	0.17	0.16	0.15		0.04
Net realized and unrealized gain	1.54	3.03	1.65	0.36		1.96
Total from investment operations	1.80	3.20	1.81	0.51		2.00
Less distributions to shareholders:
Net investment income	(0.15)	(0.19)	(0.19)	(0.16)		(0.09)
Net realized gains	(1.90)	(5.12)	(0.51)	—		—
Total distributions to shareholders	(2.05)	(5.31)	(0.70)	(0.16)		(0.09)
Proceeds from regulatory settlements	—	—	—	0.00	(b)	—
Net asset value, end of period	$12.79	$13.04	$15.15	$14.04		$13.69
Total return	14.68%	24.51%	13.24%	3.82%		16.99%
Ratios to average net assets(c)
Total gross expenses	0.81%	0.81%	0.79%	0.76	%(d)	0.79	%(d)(e)
Total net expenses(f)	0.79%	0.79%	0.79%	0.76	%(d)(g)	0.79	%(d)(e)(g)
Net investment income	2.03%	1.16%	1.11%	1.18%		0.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$131,622	$155,624	$128,241	$122,828		$135,677
Portfolio turnover	150%	184%	147%	197%		171%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$13.28	$15.35	$14.45
Income from investment operations:
Net investment income	0.39	0.23	0.06
Net realized and unrealized gain	1.44	3.00	1.51
Total from investment operations	1.83	3.23	1.57
Less distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.16)
Net realized gains	(1.90)	(5.12)	(0.51)
Total distributions to shareholders	(2.04)	(5.30)	(0.67)
Net asset value, end of period	$13.07	$13.28	$15.35
Total return	14.67%	24.40%	11.15%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.86%	0.79	%(c)
Total net expenses(d)	0.85%	0.83%	0.79	%(c)
Net investment income	2.98%	1.77%	1.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$143	$66	$3
Portfolio turnover	150%	184%	147%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$13.10		$15.20		$14.09		$13.73		$11.80
Income from investment operations:
Net investment income	0.23		0.11		0.10		0.11		0.03
Net realized and unrealized gain	1.53		3.04		1.66		0.36		1.95
Total from investment operations	1.76		3.15		1.76		0.47		1.98
Less distributions to shareholders:
Net investment income	(0.10)		(0.13)		(0.14)		(0.11)		(0.05)
Net realized gains	(1.90)		(5.12)		(0.51)		—		—
Total distributions to shareholders	(2.00)		(5.25)		(0.65)		(0.11)		(0.05)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$12.86		$13.10		$15.20		$14.09		$13.73
Total return	14.29%		24.01%		12.78%		3.48%		16.77%
Ratios to average net assets(c)
Total gross expenses	1.16%		1.21%		1.20%		1.18	%(d)	1.16	%(d)(e)
Total net expenses(f)	1.16	%(g)	1.19	%(g)	1.17	%(g)	1.14	%(d)(g)	1.16	%(d)(e)(g)
Net investment income	1.74%		0.75%		0.72%		0.81%		0.50	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$3		$3		$3
Portfolio turnover	150%		184%		147%		197%		171%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$13.03		$15.15		$14.04		$13.69		$11.45
Income from investment operations:
Net investment income	0.25		0.15		0.13		0.13		0.08
Net realized and unrealized gain	1.53		3.02		1.66		0.36		2.25
Total from investment operations	1.78		3.17		1.79		0.49		2.33
Less distributions to shareholders:
Net investment income	(0.13)		(0.17)		(0.17)		(0.14)		(0.09)
Net realized gains	(1.90)		(5.12)		(0.51)		—		—
Total distributions to shareholders	(2.03)		(5.29)		(0.68)		(0.14)		(0.09)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$12.78		$13.03		$15.15		$14.04		$13.69
Total return	14.54%		24.25%		13.08%		3.65%		20.40%
Ratios to average net assets(b)
Total gross expenses	1.00%		1.00%		0.98%		0.95	%(c)	0.95	%(c)
Total net expenses(d)	0.93	%(e)	0.94	%(e)	0.93	%(e)	0.91	%(c)(e)	0.95	%(c)(e)
Net investment income	1.92%		1.00%		0.90%		0.99%		0.64%
Supplemental data
Net assets, end of period (in thousands)	$209,909		$255,142		$373,397		$825,292		$974,320
Portfolio turnover	150%		184%		147%		197%		171%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

Annual Report 2015
24

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2015
25

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $1,885.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer

Annual Report 2015
26

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R5	0.05
Class W	0.15
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,291.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $35,447 for Class A, $56 for Class B and $334 for Class C shares for the year ended February 28, 2015.

Annual Report 2015
27

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.80	0.78
Class R5	0.85	0.83
Class W	1.18	1.18
Class Z	0.93	0.93

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(112)
Accumulated net realized gain	112

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$39,200,579	$60,010,986
Long-term capital gains	37,701,913	131,134,892
Total	76,902,492	191,145,878

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,547,007
Undistributed long-term capital gains	25,653,313
Net unrealized appreciation	73,825,025

At February 28, 2015, the cost of investments for federal income tax purposes was $411,858,861 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$79,404,934
Unrealized depreciation	(5,579,909)
Net unrealized appreciation	73,825,025

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $753,131,313 and

Annual Report 2015
28

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

$876,716,616, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, one unaffiliated shareholder of record owned 44.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 28.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2015
29

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
30

COLUMBIA SELECT LARGE CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Select Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Equity Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
31

COLUMBIA SELECT LARGE CAP EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	24.34%
Dividends Received Deduction	23.22%
Capital Gain Dividend	$48,475,100

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
32

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
33

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
34

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
35

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
36

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
37

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
38

COLUMBIA SELECT LARGE CAP EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia Select Large Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN172_02_E01_(04/15)

ANNUAL REPORT

February 28, 2015

COLUMBIA SMALL CAP VALUE FUND II

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

Stay informed

Become a subscriber to receive the latest investment publications and mutual fund commentaries

Subscribe to Columbia Threadneedle Investments

Email subscription center

Subscribe to the latest information from Columbia Threadneedle. Visit our email subscription center at columbiathreadneedle.com/us/subscribe to register for economic and market commentary, product and service updates, white papers and more.

■  Columbia Threadneedle Investor Newsletter
Quarterly newsletter featuring the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook
Quarterly publication featuring the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack
Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and the markets; includes straightforward insight on current investment opportunities

■  White papers
Frequent articles that delve deep into a variety of investment topics

■  Mutual fund updates
Quarterly portfolio manager commentary and fund fact sheets available for Columbia funds. (Not all funds have a commentary.)

Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

CT-MK (03/15) 5383/1125800

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SMALL CAP VALUE FUND II

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Annual Report 2015

COLUMBIA SMALL CAP VALUE FUND II

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Value Fund II (the Fund) Class A shares returned 4.10% excluding sales charges for the 12-month period that ended February 28, 2015.

■  The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 3.96% for the same time period.

■  The Fund's focus on undervalued companies with improving fortunes in the energy and industrials sectors led to strong stock selection in these sectors.

Average Annual Total Returns (%) (for period ended February 28, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	05/01/02
Excluding sales charges		4.10	15.26	8.36
Including sales charges		-1.91	13.91	7.72
Class B	05/01/02
Excluding sales charges		3.34	14.41	7.55
Including sales charges		-1.33	14.17	7.55
Class C	05/01/02
Excluding sales charges		3.34	14.42	7.56
Including sales charges		2.41	14.42	7.56
Class I*	09/27/10	4.63	15.76	8.60
Class R*	01/23/06	3.86	14.98	8.08
Class R4*	11/08/12	4.39	15.39	8.43
Class R5*	11/08/12	4.51	15.47	8.46
Class Y*	11/08/12	4.53	15.49	8.48
Class Z	05/01/02	4.39	15.57	8.64
Russell 2000 Value Index		3.96	13.97	7.13

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA SMALL CAP VALUE FUND II

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 – February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA SMALL CAP VALUE FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 28, 2015, the Fund's Class A shares returned 4.10% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 3.96% during the same time period. The Fund's focus on undervalued companies with improving fortunes in the energy and industrials sectors led to strong stock selection in these sectors. Stock selection and sector allocation within financials and consumer staples detracted from relative performance.

Stocks Continued to Climb as U.S. Economy Strengthened

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in most sectors. The labor market added 267,000 new jobs monthly, on average, during the 12-month period ended February 28, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped as harsh weather weighed on short-term expectations. The housing market's recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period wore on. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. The timing of that move remained unclear, however, especially as some weaker data appeared in the final months of the period. In this environment, interest rates dropped sharply. The yield on the 10-year U.S. Treasury bond, which started the period at 2.6%, dropped to 2.0%, having traded even lower in the final months of the period. Large company stocks were the strongest equity market performers, while small-cap stocks pulled up the rear, the result of the combined impact of declining energy prices, mixed housing data, modest performance from small banks and the expectation of higher volatility after the Fed ended quantitative easing. These headwinds proved sufficient to offset factors that typically boost small-cap performance when the U.S. economy is strong relative to the rest of the world. Within the small-cap segment, growth strongly outperformed value due primarily to outsized results from growth-oriented biotech and pharmaceutical companies and the growth segment's lower exposure to energy (relative to the small-cap value segment), particularly those that supply equipment and services.

Contributors and Detractors

Despite plummeting energy prices, stock selection within the energy sector aided Fund results. A position in Athlon Energy, an exploration and

Portfolio Management

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2015)
VCA, Inc.	1.4
Western Alliance Bancorp	1.3
UIL Holdings Corp.	1.3
American Assets Trust, Inc.	1.3
Deluxe Corp.	1.3
Sterling Bancorp	1.2
PrivateBancorp, Inc.	1.2
Helen of Troy Ltd.	1.2
AMERISAFE, Inc.	1.2
Neenah Paper, Inc.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA SMALL CAP VALUE FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	96.0
Consumer Discretionary	13.6
Consumer Staples	0.7
Energy	5.4
Financials	34.0
Health Care	8.7
Industrials	11.0
Information Technology	9.8
Materials	7.3
Utilities	5.5
Money Market Funds	4.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio managers misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

production company, proved beneficial as the stock advanced on evidence of successful exploration in the Permian Basin. The company received another boost on news that it was being acquired by Canadian-based Encana. As such, it was not in the portfolio at the end of the period. Energy holdings including Goodrich Petroleum, Basic Energy Services and Parsley Energy detracted from results. During the period, we reduced the Fund's net exposure to energy on overall declining cash flow expectations due to weakness in oil prices. However, the Fund ended the period with an overweight in energy because we made selective additions to oil and gas stocks based on the merits of individual opportunities rather than a top down strategic call on the industry. In the same regard, we also trimmed exposure to information technology based on our assessment of prospects of individual holdings.

Overall, the Fund did well within the industrials sector, which was a strong contributor to performance for the period. One of the top performers was Alaska Air Group. The company benefited from increased demand for airline seats. In healthcare, stock selection was positive within providers and services. VCA was the Fund's top performance contributor, as the veterinary clinic chain benefited from favorable year-over-year results. Neither VCA nor Alaska Air is included in the benchmark, which further bolstered relative results.

Stock selection and sector allocation within financials and consumer staples detracted from relative performance. Within financials, an underweight in real estate investment trusts (REITs) was a significant detractor as many REITs not held in the portfolio posted strong results. In the consumer staples sector, Nu Skin Enterprises, a personal care company that is not in the benchmark, declined on concerns over sales in China and we exited the name.

At period end, the Fund was overweight relative to the benchmark in materials, healthcare and consumer discretionary stocks and underweight in consumer staples, industrials, utilities and financials, namely in REITs and specialty finance companies.

Looking Ahead

We continue to believe in our focus on small cap value companies with strong underlying earnings prospects and attractively priced shares. We seek those companies in which we believe the valuation gap is likely to shrink in the near term and look for upward inflection points and improving operating performance/metrics. As we do this, three types of opportunities typically come to light:

1. Companies with compressed near term operating fundamentals that we believe are poised to expand within a reasonable timeframe

2. Opportunities in industries that may be out of favor

3. "Out-of-the-limelight" companies we believe have been missed by the Wall Street research community

Going forward, we expect performance to continue to be driven by our bottom-up stock selection process, which also drives sector allocations.

Annual Report 2015
6

COLUMBIA SMALL CAP VALUE FUND II

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.20	1,018.40	6.60	6.59	1.31
Class B	1,000.00	1,000.00	1,016.50	1,014.66	10.36	10.35	2.06
Class C	1,000.00	1,000.00	1,017.10	1,014.66	10.36	10.35	2.06
Class I	1,000.00	1,000.00	1,023.40	1,020.84	4.14	4.13	0.82
Class R	1,000.00	1,000.00	1,019.40	1,017.15	7.85	7.85	1.56
Class R4	1,000.00	1,000.00	1,021.90	1,019.60	5.39	5.39	1.07
Class R5	1,000.00	1,000.00	1,022.60	1,020.44	4.54	4.53	0.90
Class Y	1,000.00	1,000.00	1,022.80	1,020.69	4.29	4.28	0.85
Class Z	1,000.00	1,000.00	1,021.60	1,019.65	5.34	5.34	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.6%
Auto Components 2.8%
American Axle & Manufacturing Holdings, Inc.(a)	725,000	18,067,000
Tenneco, Inc.(a)	290,000	16,889,600
Tower International, Inc.(a)	465,873	12,611,182
Total		47,567,782
Diversified Consumer Services 1.0%
Nord Anglia Education, Inc.(a)	825,000	17,663,250
Hotels, Restaurants & Leisure 3.5%
Bloomin' Brands, Inc.	485,000	12,493,600
Dave & Buster's Entertainment, Inc.(a)	290,000	9,048,000
Del Frisco's Restaurant Group, Inc.(a)	300,000	6,027,000
Penn National Gaming, Inc.(a)	523,000	8,519,670
Red Robin Gourmet Burgers, Inc.(a)	130,000	10,851,100
Sonic Corp.	430,000	13,669,700
Total		60,609,070
Household Durables 2.0%
Helen of Troy Ltd.(a)	265,000	20,304,300
KB Home	630,011	8,788,653
Ryland Group, Inc. (The)	120,000	5,460,000
Total		34,552,953
Specialty Retail 3.4%
American Eagle Outfitters, Inc.	910,000	13,622,700
Children's Place, Inc. (The)	210,000	11,967,900
Christopher & Banks Corp.(a)	595,000	2,975,000
Office Depot, Inc.(a)	830,000	7,777,100
Sonic Automotive, Inc., Class A	400,000	9,892,000
TravelCenters of America LLC(a)	849,118	11,590,461
Total		57,825,161
Textiles, Apparel & Luxury Goods 0.9%
Skechers U.S.A., Inc., Class A(a)	240,000	16,353,600
Total Consumer Discretionary		234,571,816
CONSUMER STAPLES 0.8%
Food Products 0.8%
TreeHouse Foods, Inc.(a)	153,000	12,784,680
Total Consumer Staples		12,784,680

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 5.4%
Energy Equipment & Services 1.5%
Helix Energy Solutions Group, Inc.(a)	675,000	10,422,000
Patterson-UTI Energy, Inc.	775,000	14,480,875
Total		24,902,875
Oil, Gas & Consumable Fuels 3.9%
Aegean Marine Petroleum Network, Inc.	700,000	10,262,000
Delek U.S. Holdings, Inc.	335,000	12,488,800
Gulfport Energy Corp.(a)	305,000	13,972,050
Matador Resources Co.(a)	440,000	9,530,400
PDC Energy, Inc.(a)	280,000	14,470,400
Teekay Tankers Ltd., Class A	1,150,000	6,727,500
Total		67,451,150
Total Energy		92,354,025
FINANCIALS 34.0%
Banks 14.6%
Ameris Bancorp	403,000	10,546,510
Bank of the Ozarks, Inc.	244,000	8,930,400
Community Bank System, Inc.	525,000	18,648,000
FirstMerit Corp.	660,000	11,979,000
Hilltop Holdings, Inc.(a)	600,000	11,160,000
Independent Bank Corp.	475,000	19,864,500
PrivateBancorp, Inc.	585,000	20,317,050
Prosperity Bancshares, Inc.	245,000	12,673,850
Renasant Corp.	670,000	19,081,600
Sandy Spring Bancorp, Inc.	575,000	14,823,500
Sterling Bancorp	1,500,000	20,580,000
Umpqua Holdings Corp.	1,020,391	16,877,267
Union Bankshares Corp.	730,000	15,965,100
Western Alliance Bancorp(a)	770,000	21,860,300
Wilshire Bancorp, Inc.	1,352,400	12,861,324
Wintrust Financial Corp.	322,300	15,177,107
Total		251,345,508
Capital Markets 0.6%
Medley Capital Corp.	650,000	6,149,000
Triplepoint Venture Growth BDC Corp.	257,353	3,826,839
Total		9,975,839

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 0.6%
PHH Corp.(a)	455,000	11,047,400
Insurance 6.5%
American Equity Investment Life Holding Co.	615,000	17,521,350
AMERISAFE, Inc.	480,000	19,939,200
Amtrust Financial Services, Inc.	304,007	16,385,977
Argo Group International Holdings Ltd.	364,630	17,469,433
CNO Financial Group, Inc.	535,000	8,699,100
First American Financial Corp.	390,000	13,661,700
Symetra Financial Corp.	825,000	18,628,500
Total		112,305,260
Real Estate Investment Trusts (REITs) 9.7%
American Assets Trust, Inc.	514,950	21,123,249
Brandywine Realty Trust	771,845	12,233,744
Chatham Lodging Trust	312,000	9,054,240
CubeSmart	705,000	16,356,000
First Industrial Realty Trust, Inc.	520,000	11,065,600
Geo Group, Inc. (The)	240,000	10,356,000
Highwoods Properties, Inc.	325,000	14,823,250
Kilroy Realty Corp.	244,000	18,048,680
LaSalle Hotel Properties	435,000	16,930,200
Pennsylvania Real Estate Investment Trust	315,000	7,175,700
QTS Realty Trust Inc., Class A	381,000	13,643,610
RLJ Lodging Trust	490,000	15,586,900
Total		166,397,173
Thrifts & Mortgage Finance 2.0%
EverBank Financial Corp.	845,000	15,193,100
MGIC Investment Corp.(a)	810,000	7,395,300
Radian Group, Inc.	800,000	12,648,000
Total		35,236,400
Total Financials		586,307,580
HEALTH CARE 8.7%
Health Care Equipment & Supplies 0.8%
Globus Medical, Inc., Class A(a)	600,000	14,568,000
Health Care Providers & Services 6.2%
Healthways, Inc.(a)	705,032	15,778,616
Kindred Healthcare, Inc.	825,000	17,506,500
LHC Group, Inc.(a)	476,992	16,122,330
Common Stocks (continued)

Issuer	Shares	Value ($)
LifePoint Hospitals, Inc.(a)	245,000	17,630,200
PharMerica Corp.(a)	700,000	17,500,000
VCA, Inc.(a)	420,000	22,377,600
Total		106,915,246
Health Care Technology 0.6%
MedAssets, Inc.(a)	500,000	9,605,000
Pharmaceuticals 1.1%
Catalent, Inc.(a)	670,000	18,739,900
Total Health Care		149,828,146
INDUSTRIALS 11.0%
Airlines 1.4%
Alaska Air Group, Inc.	150,000	9,547,500
JetBlue Airways Corp.(a)	790,000	13,580,100
Total		23,127,600
Commercial Services & Supplies 2.4%
Deluxe Corp.	315,000	20,963,250
Steelcase, Inc., Class A	550,000	10,296,000
United Stationers, Inc.	265,000	10,703,350
Total		41,962,600
Construction & Engineering 1.5%
EMCOR Group, Inc.	300,000	13,209,000
Tutor Perini Corp.(a)	528,000	12,286,560
Total		25,495,560
Machinery 1.9%
Trinity Industries, Inc.	450,000	15,129,000
Wabash National Corp.(a)	1,175,000	17,213,750
Total		32,342,750
Professional Services 1.7%
Navigant Consulting, Inc.(a)	273,859	3,831,288
On Assignment, Inc.(a)	433,000	16,544,930
TrueBlue, Inc.(a)	412,192	9,484,538
Total		29,860,756
Road & Rail 1.6%
Heartland Express, Inc.	460,000	11,578,200
Swift Transportation Co.(a)	585,000	16,543,800
Total		28,122,000
Trading Companies & Distributors 0.5%
Neff Corp. Class A(a)(b)	747,347	7,809,776
Total Industrials		188,721,042

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 9.7%
Electronic Equipment, Instruments & Components 0.9%
II-VI, Inc.(a)	96,072	1,680,299
Rogers Corp.(a)	175,000	13,699,000
Total		15,379,299
Internet Software & Services 0.9%
Endurance International Group Holdings, Inc.(a)	846,162	15,755,536
IT Services 0.5%
Unisys Corp.(a)	350,000	7,924,000
Semiconductors & Semiconductor Equipment 5.9%
Fairchild Semiconductor International, Inc.(a)	775,000	13,516,000
Integrated Device Technology, Inc.(a)	785,000	16,202,400
Integrated Silicon Solution	800,000	13,152,000
IXYS Corp.	1,005,000	12,029,850
Kulicke & Soffa Industries, Inc.(a)	1,165,000	18,640,000
Micrel, Inc.	917,732	13,701,739
SunEdison, Inc.(a)	630,000	13,948,200
Total		101,190,189
Software 0.9%
Mentor Graphics Corp.	700,000	16,422,000
Technology Hardware, Storage & Peripherals 0.6%
Super Micro Computer, Inc.(a)	282,000	11,330,760
Total Information Technology		168,001,784
MATERIALS 7.2%
Chemicals 1.4%
Axiall Corp.	315,000	14,587,650
Orion Engineered Carbons SA	601,742	9,904,673
Total		24,492,323
Metals & Mining 2.3%
AK Steel Holding Corp.(a)	1,250,000	5,525,000
Carpenter Technology Corp.	180,000	7,624,800
Constellium NV(a)	630,000	11,913,300
Materion Corp.	397,300	14,549,126
Total		39,612,226

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 3.5%
Boise Cascade Co.(a)	385,000	13,709,850
Clearwater Paper Corp.(a)	211,267	12,899,963
KapStone Paper and Packaging Corp.	410,000	14,128,600
Neenah Paper, Inc.	330,000	19,938,600
Total		60,677,013
Total Materials		124,781,562
UTILITIES 5.5%
Electric Utilities 1.2%
UIL Holdings Corp.	419,000	21,180,450
Gas Utilities 2.6%
New Jersey Resources Corp.	290,000	18,148,200
South Jersey Industries, Inc.	260,615	14,771,658
Southwest Gas Corp.	210,000	12,024,600
Total		44,944,458
Independent Power and Renewable Electricity Producers 0.7%
Dynegy, Inc.(a)	280,000	7,803,600
TerraForm Power, Inc., Class A	113,981	3,958,560
Total		11,762,160
Multi-Utilities 1.0%
Avista Corp.	515,000	17,561,500
Total Utilities		95,448,568
Total Common Stocks (Cost: $1,134,596,776)		1,652,799,203

Money Market Funds 3.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(b)(c)	67,987,849	67,987,849
Total Money Market Funds (Cost: $67,987,849)		67,987,849
Total Investments (Cost: $1,202,584,625)		1,720,787,052
Other Assets & Liabilities, Net		4,221,456
Net Assets		1,725,008,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	83,929,960	462,318,941	(478,261,052)	67,987,849	57,806	67,987,849
Neff Corp. Class A*	—	11,210,205	—	11,210,205	—	7,809,776
Total	83,929,960	473,529,146	(478,261,052)	79,198,054	57,806	75,797,625

*Issuer was not an affiliate for the entire period ended February 28, 2015.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2015.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	234,571,816	—	—	234,571,816
Consumer Staples	12,784,680	—	—	12,784,680
Energy	92,354,025	—	—	92,354,025
Financials	586,307,580	—	—	586,307,580
Health Care	149,828,146	—	—	149,828,146
Industrials	188,721,042	—	—	188,721,042
Information Technology	168,001,784	—	—	168,001,784
Materials	124,781,562	—	—	124,781,562
Utilities	95,448,568	—	—	95,448,568
Total Equity Securities	1,652,799,203	—	—	1,652,799,203
Mutual Funds
Money Market Funds	67,987,849	—	—	67,987,849
Total Mutual Funds	67,987,849	—	—	67,987,849
Total	1,720,787,052	—	—	1,720,787,052

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,123,386,571)	$1,644,989,427
Affiliated issuers (identified cost $79,198,054)	75,797,625
Total investments (identified cost $1,202,584,625)	1,720,787,052
Receivable for:
Investments sold	9,198,047
Capital shares sold	2,013,216
Dividends	1,217,343
Prepaid expenses	3,858
Total assets	1,733,219,516
Liabilities
Payable for:
Investments purchased	4,804,851
Capital shares purchased	2,731,894
Investment management fees	35,144
Distribution and/or service fees	2,477
Transfer agent fees	432,269
Administration fees	3,535
Compensation of board members	111,787
Other expenses	89,051
Total liabilities	8,211,008
Net assets applicable to outstanding capital stock	$1,725,008,508
Represented by
Paid-in capital	$1,187,758,612
Excess of distributions over net investment income	(893,562)
Accumulated net realized gain	19,941,031
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	521,602,856
Investments — affiliated issuers	(3,400,429)
Total — representing net assets applicable to outstanding capital stock	$1,725,008,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A
Net assets	$263,946,353
Shares outstanding	14,995,001
Net asset value per share	$17.60
Maximum offering price per share(a)	$18.67
Class B
Net assets	$1,101,834
Shares outstanding	67,768
Net asset value per share	$16.26
Class C
Net assets	$14,949,103
Shares outstanding	920,213
Net asset value per share	$16.25
Class I
Net assets	$2,493
Shares outstanding	140
Net asset value per share(b)	$17.80
Class R
Net assets	$14,593,898
Shares outstanding	835,503
Net asset value per share	$17.47
Class R4
Net assets	$30,000,381
Shares outstanding	1,659,562
Net asset value per share	$18.08
Class R5
Net assets	$14,348,527
Shares outstanding	793,387
Net asset value per share	$18.09
Class Y
Net assets	$112,949,222
Shares outstanding	6,232,317
Net asset value per share	$18.12
Class Z
Net assets	$1,273,116,697
Shares outstanding	71,610,323
Net asset value per share	$17.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$24,726,343
Dividends — affiliated issuers	57,806
Foreign taxes withheld	(92,086)
Total income	24,692,063
Expenses:
Investment management fees	13,008,314
Distribution and/or service fees
Class A	695,595
Class B	14,695
Class C	157,710
Class R	78,022
Transfer agent fees
Class A	573,708
Class B	3,011
Class C	32,509
Class R	32,168
Class R4	33,319
Class R5	6,488
Class Z	2,748,147
Administration fees	1,308,311
Compensation of board members	41,037
Custodian fees	16,935
Printing and postage fees	161,766
Registration fees	182,168
Professional fees	46,965
Other	30,010
Total expenses	19,170,878
Expense reductions	(60)
Total net expenses	19,170,818
Net investment income	5,521,245
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated	125,520,128
Net realized gain	125,520,128
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(49,511,878)
Investments — affiliated issuers	(11,064,798)
Net change in unrealized depreciation	(60,576,676)
Net realized and unrealized gain	64,943,452
Net increase in net assets resulting from operations	$70,464,697

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations
Net investment income	$5,521,245	$6,013,108
Net realized gain	125,520,128	199,561,689
Net change in unrealized appreciation (depreciation)	(60,576,676)	226,989,382
Net increase in net assets resulting from operations	70,464,697	432,564,179
Distributions to shareholders
Net investment income
Class A	(539,877)	(772,853)
Class I	(15)	(137,910)
Class R	—	(7,309)
Class R4	(59,418)	(19,625)
Class R5	(54,734)	(63,189)
Class Y	(590,262)	(159,364)
Class Z	(5,155,947)	(6,696,389)
Net realized gains
Class A	(25,694,119)	(30,871,667)
Class B	(137,539)	(230,154)
Class C	(1,552,055)	(1,931,099)
Class I	(238)	(2,250,183)
Class R	(1,464,482)	(1,886,129)
Class R4	(1,295,660)	(397,295)
Class R5	(1,125,155)	(951,945)
Class Y	(9,112,109)	(2,319,283)
Class Z	(120,218,261)	(143,847,332)
Total distributions to shareholders	(166,999,871)	(192,541,726)
Increase (decrease) in net assets from capital stock activity	(11,341,529)	138,145,001
Total increase (decrease) in net assets	(107,876,703)	378,167,454
Net assets at beginning of year	1,832,885,211	1,454,717,757
Net assets at end of year	$1,725,008,508	$1,832,885,211
Excess of distributions over net investment income	$(893,562)	$(187,836)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,964,697	53,088,142	3,350,865	59,374,596
Distributions reinvested	1,377,419	24,272,637	1,669,672	29,134,466
Redemptions	(5,451,104)	(97,249,654)	(4,912,107)	(86,857,688)
Net increase (decrease)	(1,108,988)	(19,888,875)	108,430	1,651,374
Class B shares
Subscriptions	490	8,099	1,987	33,053
Distributions reinvested	7,770	127,319	12,425	203,173
Redemptions(a)	(54,010)	(900,885)	(32,999)	(554,894)
Net decrease	(45,750)	(765,467)	(18,587)	(318,668)
Class C shares
Subscriptions	28,441	465,157	40,256	665,156
Distributions reinvested	75,895	1,240,581	93,176	1,524,897
Redemptions	(172,906)	(2,878,072)	(209,464)	(3,463,672)
Net decrease	(68,570)	(1,172,334)	(76,032)	(1,273,619)
Class I shares
Subscriptions	—	—	714	12,900
Distributions reinvested	—	—	136,300	2,387,632
Redemptions	(73)	(1,400)	(1,598,905)	(28,593,218)
Net decrease	(73)	(1,400)	(1,461,891)	(26,192,686)
Class R shares
Subscriptions	178,767	3,198,034	420,127	7,314,617
Distributions reinvested	81,342	1,424,081	105,963	1,840,003
Redemptions	(375,399)	(6,709,725)	(540,183)	(9,451,987)
Net decrease	(115,290)	(2,087,610)	(14,093)	(297,367)
Class R4 shares
Subscriptions	1,225,333	21,871,853	793,382	14,656,637
Distributions reinvested	75,062	1,354,842	22,982	416,552
Redemptions	(400,370)	(7,454,528)	(57,000)	(1,052,317)
Net increase	900,025	15,772,167	759,364	14,020,872
Class R5 shares
Subscriptions	559,707	10,173,911	910,789	16,791,439
Distributions reinvested	64,823	1,179,488	55,719	1,014,761
Redemptions	(651,459)	(11,904,578)	(146,365)	(2,719,235)
Net increase (decrease)	(26,929)	(551,179)	820,143	15,086,965

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	5,572,228	104,647,166	1,469,600	26,399,166
Distributions reinvested	483,734	8,734,940	136,883	2,478,272
Redemptions	(1,287,603)	(23,759,971)	(142,698)	(2,621,939)
Net increase	4,768,359	89,622,135	1,463,785	26,255,499
Class Z shares
Subscriptions	14,679,412	266,602,507	20,042,772	357,941,722
Distributions reinvested	5,745,785	102,247,406	6,936,755	122,130,226
Redemptions	(25,427,789)	(461,118,879)	(20,784,037)	(370,859,317)
Net increase (decrease)	(5,002,592)	(92,268,966)	6,195,490	109,212,631
Total net increase (decrease)	(699,808)	(11,341,529)	7,776,609	138,145,001

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.61		$16.07		$14.44		$14.77		$11.05
Income from investment operations:
Net investment income	0.02		0.03		0.11		0.02		0.00	(a)
Net realized and unrealized gain (loss)	0.71		4.59		1.96		(0.33)		3.74
Total from investment operations	0.73		4.62		2.07		(0.31)		3.74
Less distributions to shareholders:
Net investment income	(0.04)		(0.05)		(0.12)		(0.02)		(0.02)
Net realized gains	(1.70)		(2.03)		(0.32)		—		—
Total distributions to shareholders	(1.74)		(2.08)		(0.44)		(0.02)		(0.02)
Net asset value, end of period	$17.60		$18.61		$16.07		$14.44		$14.77
Total return	4.10%		29.93%		14.70%		(2.08%)		33.89%
Ratios to average net assets(b)
Total gross expenses	1.30%		1.29%		1.33%		1.37%		1.36%
Total net expenses(c)	1.30	%(d)	1.29	%(d)	1.31	%(d)	1.31	%(d)	1.35	%(d)
Net investment income (loss)	0.11%		0.17%		0.76%		0.15%		(0.01%)
Supplemental data
Net assets, end of period (in thousands)	$263,946		$299,725		$257,083		$525,941		$565,730
Portfolio turnover	38%		36%		42%		41%		60%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$17.41		$15.22		$13.70		$14.10		$10.61
Income from investment operations:
Net investment income (loss)	(0.11)		(0.10)		0.00	(a)	(0.08)		(0.09)
Net realized and unrealized gain (loss)	0.66		4.32		1.87		(0.32)		3.58
Total from investment operations	0.55		4.22		1.87		(0.40)		3.49
Less distributions to shareholders:
Net investment income	—		—		(0.03)		—		—
Net realized gains	(1.70)		(2.03)		(0.32)		—		—
Total distributions to shareholders	(1.70)		(2.03)		(0.35)		—		—
Net asset value, end of period	$16.26		$17.41		$15.22		$13.70		$14.10
Total return	3.34%		28.91%		13.94%		(2.84%)		32.89%
Ratios to average net assets(b)
Total gross expenses	2.04%		2.04%		2.08%		2.10%		2.11%
Total net expenses(c)	2.04	%(d)	2.04	%(d)	2.06	%(d)	2.05	%(d)	2.10	%(d)
Net investment income (loss)	(0.65%)		(0.57%)		0.01%		(0.62%)		(0.77%)
Supplemental data
Net assets, end of period (in thousands)	$1,102		$1,977		$2,010		$2,337		$3,093
Portfolio turnover	38%		36%		42%		41%		60%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$17.40		$15.20		$13.69		$14.09		$10.60
Income from investment operations:
Net investment income (loss)	(0.11)		(0.10)		(0.00	)(a)	(0.08)		(0.09)
Net realized and unrealized gain (loss)	0.66		4.33		1.86		(0.32)		3.58
Total from investment operations	0.55		4.23		1.86		(0.40)		3.49
Less distributions to shareholders:
Net investment income	—		—		(0.03)		—		—
Net realized gains	(1.70)		(2.03)		(0.32)		—		—
Total distributions to shareholders	(1.70)		(2.03)		(0.35)		—		—
Net asset value, end of period	$16.25		$17.40		$15.20		$13.69		$14.09
Total return	3.34%		29.02%		13.87%		(2.84%)		32.92%
Ratios to average net assets(b)
Total gross expenses	2.05%		2.04%		2.08%		2.10%		2.11%
Total net expenses(c)	2.05	%(d)	2.04	%(d)	2.06	%(d)	2.06	%(d)	2.10	%(d)
Net investment income (loss)	(0.64%)		(0.58%)		(0.00	%)(a)	(0.62%)		(0.77%)
Supplemental data
Net assets, end of period (in thousands)	$14,949		$17,203		$16,190		$18,191		$23,321
Portfolio turnover	38%		36%		42%		41%		60%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,	Year Ended February 28,
Class I	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$18.78	$16.20	$14.54	$14.87	$11.72
Income from investment operations:
Net investment income (loss)	0.11	0.11	0.17	0.07	(0.01)
Net realized and unrealized gain (loss)	0.72	4.63	1.99	(0.32)	3.23
Total from investment operations	0.83	4.74	2.16	(0.25)	3.22
Less distributions to shareholders:
Net investment income	(0.11)	(0.13)	(0.18)	(0.08)	(0.07)
Net realized gains	(1.70)	(2.03)	(0.32)	—	—
Total distributions to shareholders	(1.81)	(2.16)	(0.50)	(0.08)	(0.07)
Net asset value, end of period	$17.80	$18.78	$16.20	$14.54	$14.87
Total return	4.63%	30.48%	15.31%	(1.64%)	27.55%
Ratios to average net assets(b)
Total gross expenses	0.83%	0.84%	0.86%	0.87%	0.92	%(c)
Total net expenses(d)	0.83%	0.84%	0.86%	0.87%	0.92	%(c)(e)
Net investment income (loss)	0.59%	0.60%	1.18%	0.52%	(0.12	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$4	$23,685	$12,055	$29,390
Portfolio turnover	38%	36%	42%	41%	60%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.49		$15.98		$14.36		$14.71		$11.01
Income from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.07		(0.02)		(0.03)
Net realized and unrealized gain (loss)	0.70		4.56		1.96		(0.33)		3.73
Total from investment operations	0.68		4.55		2.03		(0.35)		3.70
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.09)		—		—
Net realized gains	(1.70)		(2.03)		(0.32)		—		—
Total distributions to shareholders	(1.70)		(2.04)		(0.41)		—		—
Net asset value, end of period	$17.47		$18.49		$15.98		$14.36		$14.71
Total return	3.86%		29.61%		14.47%		(2.38%)		33.61%
Ratios to average net assets(a)
Total gross expenses	1.55%		1.54%		1.58%		1.60%		1.61%
Total net expenses(b)	1.55	%(c)	1.54	%(c)	1.56	%(c)	1.56	%(c)	1.60	%(c)
Net investment income (loss)	(0.14%)		(0.08%)		0.50%		(0.12%)		(0.26%)
Supplemental data
Net assets, end of period (in thousands)	$14,594		$17,582		$15,421		$20,081		$27,450
Portfolio turnover	38%		36%		42%		41%		60%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.06		$16.42		$14.41
Income from investment operations:
Net investment income	0.05		0.07		0.08
Net realized and unrealized gain	0.75		4.69		2.40
Total from investment operations	0.80		4.76		2.48
Less distributions to shareholders:
Net investment income	(0.08)		(0.09)		(0.15)
Net realized gains	(1.70)		(2.03)		(0.32)
Total distributions to shareholders	(1.78)		(2.12)		(0.47)
Net asset value, end of period	$18.08		$19.06		$16.42
Total return	4.39%		30.18%		17.60%
Ratios to average net assets(b)
Total gross expenses	1.05%		1.05%		1.11	%(c)
Total net expenses(d)	1.05	%(e)	1.05	%(e)	1.06	%(c)
Net investment income	0.28%		0.38%		1.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$30,000		$14,479		$3
Portfolio turnover	38%		36%		42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.07	$16.42	$14.41
Income from investment operations:
Net investment income	0.09	0.09	0.09
Net realized and unrealized gain	0.73	4.71	2.39
Total from investment operations	0.82	4.80	2.48
Less distributions to shareholders:
Net investment income	(0.10)	(0.12)	(0.15)
Net realized gains	(1.70)	(2.03)	(0.32)
Total distributions to shareholders	(1.80)	(2.15)	(0.47)
Net asset value, end of period	$18.09	$19.07	$16.42
Total return	4.51%	30.43%	17.63%
Ratios to average net assets(b)
Total gross expenses	0.89%	0.89%	0.92	%(c)
Total net expenses(d)	0.89%	0.89%	0.92	%(c)
Net investment income	0.49%	0.51%	1.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$14,349	$15,640	$3
Portfolio turnover	38%	36%	42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.10	$16.44	$14.43
Income from investment operations:
Net investment income	0.10	0.10	0.09
Net realized and unrealized gain	0.72	4.72	2.40
Total from investment operations	0.82	4.82	2.49
Less distributions to shareholders:
Net investment income	(0.10)	(0.13)	(0.16)
Net realized gains	(1.70)	(2.03)	(0.32)
Total distributions to shareholders	(1.80)	(2.16)	(0.48)
Net asset value, end of period	$18.12	$19.10	$16.44
Total return	4.53%	30.52%	17.66%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.84%	0.87	%(c)
Total net expenses(d)	0.85%	0.84%	0.87	%(c)
Net investment income	0.56%	0.53%	1.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$112,949	$27,955	$3
Portfolio turnover	38%	36%	42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended February 28,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.77		$16.19		$14.54		$14.87		$11.11
Income from investment operations:
Net investment income	0.06		0.07		0.15		0.05		0.03
Net realized and unrealized gain (loss)	0.72		4.64		1.97		(0.33)		3.78
Total from investment operations	0.78		4.71		2.12		(0.28)		3.81
Less distributions to shareholders:
Net investment income	(0.07)		(0.10)		(0.15)		(0.05)		(0.05)
Net realized gains	(1.70)		(2.03)		(0.32)		—		—
Total distributions to shareholders	(1.77)		(2.13)		(0.47)		(0.05)		(0.05)
Net asset value, end of period	$17.78		$18.77		$16.19		$14.54		$14.87
Total return	4.39%		30.26%		15.02%		(1.84%)		34.31%
Ratios to average net assets(a)
Total gross expenses	1.05%		1.04%		1.08%		1.11%		1.11%
Total net expenses(b)	1.05	%(c)	1.04	%(c)	1.06	%(c)	1.06	%(c)	1.10	%(c)
Net investment income	0.36%		0.42%		1.01%		0.40%		0.23%
Supplemental data
Net assets, end of period (in thousands)	$1,273,117		$1,438,322		$1,140,319		$1,230,960		$1,276,673
Portfolio turnover	38%		36%		42%		41%		60%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no

Annual Report 2015
28

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2015
29

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.74% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $3,726.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2015
30

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 28, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.20
Class C	0.21
Class R	0.21
Class R4	0.21
Class R5	0.05
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively, of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $5,027 for Class A, $6 for Class B and $20 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.38%	1.31%
Class B	2.13	2.06
Class C	2.13	2.06
Class I	0.98	0.98
Class R	1.63	1.56
Class R4	1.13	1.06
Class R5	1.03	1.03
Class Y	0.98	0.98
Class Z	1.13	1.06

Annual Report 2015
31

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$173,282
Accumulated net realized gain	(173,282)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2015	2014
Ordinary income	$5,639,262	$14,672,433
Long-term capital gains	161,360,609	177,869,293
Total	$166,999,871	$192,541,726

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	21,863,477
Net unrealized appreciation	516,279,981

At February 28, 2015, the cost of investments for federal income tax purposes was $1,204,507,071 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$541,512,359
Unrealized depreciation	(25,232,378)
Net unrealized appreciation	516,279,981

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2015, the Fund will elect to treat late-year ordinary losses of $783,686 and post-October capital losses of $0 as arising on March 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $653,643,824 and $805,950,860, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the

Annual Report 2015
32

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, three unaffiliated shareholders of record owned 53.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on

Annual Report 2015
33

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

COLUMBIA SMALL CAP VALUE FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2015

Annual Report 2015
35

COLUMBIA SMALL CAP VALUE FUND II

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$130,879,722

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
36

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
37

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
38

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
39

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
40

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015
41

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
42

COLUMBIA SMALL CAP VALUE FUND II

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Small Cap Value Fund II

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN230_02_E01_(04/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing. Fiscal year 2014 includes fees for two series that merged away during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$339,000	$336,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$6,400	$8,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2014 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended February 28, 2015 and February 28, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$98,000	$124,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2015 and 2014, Tax Fees also include agreed-upon procedures related to foreign tax filings. In fiscal year 2014, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended February 28, 2015 and February 28, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$440,000	$135,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$544,400	$267,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2015